NEW CENTURY MORTGAGE SECURITIES, INC.

                                    Depositor




                       COUNTRYWIDE HOME LOANS SERVICING LP
                            GMAC MORTGAGE CORPORATION

                                    Servicers




                     FEDERAL NATIONAL MORTGAGE ASSOCIATION,

          Guarantor (with respect to the Group I Class A Certificates)



                                       and



                      DEUTSCHE BANK NATIONAL TRUST COMPANY

                                     Trustee



                         POOLING AND SERVICING AGREEMENT
                            Dated as of July 1, 2004


                New Century Home Equity Loan Trust, Series 2004-A
                     Asset Backed Pass-Through Certificates

                                  Series 2004-A

                                                 TABLE OF CONTENTS

                                                     ARTICLE I

                                                    DEFINITIONS
         SECTION 1.01.     Defined Terms........................................................................-1-
         SECTION 1.02.     Allocation of Certain Interest Shortfalls...........................................-68-

                                                    ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;
                                         ORIGINAL ISSUANCE OF CERTIFICATES
         SECTION 2.01.     Conveyance of the Mortgage Loans....................................................-72-
         SECTION 2.02.     Acceptance of REMIC I by Trustee....................................................-74-
         SECTION 2.03.     Repurchase or Substitution of Mortgage Loans by the Seller..........................-76-
         SECTION 2.04.     Reserved............................................................................-78-
         SECTION 2.05.     Representations, Warranties and Covenants of the ...................................-78-
         SECTION 2.06.     Issuance of the REMIC I-A Regular Interests and the Class I
                           Certificates........................................................................-80-
         SECTION 2.07.     Conveyance of the REMIC I-A Regular Interests, REMIC I-B Regular
                           Interests and REMIC I-C Regular Interests; Acceptance of REMIC II
                           by the Trustee......................................................................-81-
         SECTION 2.08.     Conveyance of the REMIC II Regular Interests; Acceptance of
                           REMIC III by the Trustee.
         SECTION 2.09.     Issuance of Residual Certificates...................................................-82-

                                                    ARTICLE III

                                           ADMINISTRATION AND SERVICING
                                               OF THE MORTGAGE LOANS
         SECTION 3.01.     Servicer to Act as .................................................................-83-
         SECTION 3.02.     Sub-Servicing Agreements Between Servicer and Sub-Servicers
                            ...................................................................................-85-
         SECTION 3.03.     Successor Sub-Servicers.............................................................-86-
         SECTION 3.04.     Liability of the Servicer...........................................................-87-
         SECTION 3.05.     No Contractual Relationship Between Sub-Servicers, the Trustee, the
                           Certificate Insurer, the Guarantor or the Certificateholders
                            ...................................................................................-87-
         SECTION 3.06.     Assumption or Termination of Sub-Servicing Agreements by the
                           Trustee.............................................................................-87-
         SECTION 3.07.     Collection of Certain Mortgage Loan Payments........................................-88-
         SECTION 3.08.     Sub-Servicing Accounts..............................................................-89-
         SECTION 3.09.     Collection of Taxes, Assessments and Similar Items; Servicing


                                                        -i-




                           Accounts............................................................................-89-
         SECTION 3.10.     Collection Account and Distribution Account.........................................-90-
         SECTION 3.11.     Withdrawals from the Collection Account and Distribution Account....................-92-
         SECTION 3.12.     Investment of Funds in the Collection Account and the Distribution
                           Account.............................................................................-94-
         SECTION 3.13.     Agreement to Appoint a Special Servicer.............................................-95-
         SECTION 3.14.     Maintenance of Hazard Insurance and Errors and Omissions and
                           Fidelity Coverage...................................................................-97-
         SECTION 3.15.     Enforcement of Due-On-Sale Clauses; Assumption Agreements
                            ...................................................................................-98-
         SECTION 3.16.     Realization Upon Defaulted Mortgage Loans...........................................-99-
         SECTION 3.17.     Trustee to Cooperate; Release of Mortgage Files....................................-102-
         SECTION 3.18.     Servicing Compensation.............................................................-103-
         SECTION 3.19.     Reports to the Trustee and Others; Collection Account Statements
                            ..................................................................................-104-
         SECTION 3.20.     Statement as to Compliance.........................................................-104-
         SECTION 3.21.     Independent Public Accountants' Servicing Report...................................-104-
         SECTION 3.22.     Access to Certain Documentation....................................................-105-
         SECTION 3.23.     Title, Management and Disposition of REO Property..................................-106-
         SECTION 3.24.     Obligations of the Servicer in Respect of Prepayment Interest Shortfalls...........-109-
         SECTION 3.25.     Obligations of the Servicer in Respect of Mortgage Rates and Monthly
                           Payments...........................................................................-109-
         SECTION 3.26.     Advance Facility...................................................................-109-
         3.28     Net WAC Rate Carryover Reserve Account......................................................-110-


                                                    ARTICLE IV

                                          PAYMENTS TO CERTIFICATEHOLDERS
         SECTION 4.01.     Distributions......................................................................-113-
         SECTION 4.02.     Statements to Certificateholders...................................................-139-
         SECTION 4.03.     Remittance Reports; P&I Advances...................................................-142-
         SECTION 4.04.     Allocation of Realized Losses......................................................-144-
         SECTION 4.05.     Compliance with Withholding Requirements...........................................-147-
         SECTION 4.07.     Derivative Contracts...............................................................-149-
         SECTION 4.08.     The Policy.........................................................................-149-
         SECTION 4.09.     The Guaranty.......................................................................-151-

                                                     ARTICLE V

                                                 THE CERTIFICATES
         SECTION 5.01.     The Certificate....................................................................-153-
         SECTION 5.02.     Registration of Transfer and Exchange of Certificates..............................-154-


                                                       -ii-




         SECTION 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates..................................-159-
         SECTION 5.04.     Persons Deemed Owners..............................................................-159-
         SECTION 5.05.     Certain Available Information......................................................-160-

                                                    ARTICLE VI

                                          THE DEPOSITOR AND THE SERVICERS
         SECTION 6.01.     Liability of the Depositor and the Servicer........................................-161-
         SECTION 6.02.     Merger or Consolidation of the Depositor or the Servicer...........................-161-
         SECTION 6.03.     Limitation on Liability of the Depositor, the Servicers and Others
                            ..................................................................................-161-
         SECTION 6.04.     Limitation on Resignation of the Servicers.........................................-162-
         SECTION 6.05.     Rights of the Depositor in Respect of the Servicers................................-163-

                                                    ARTICLE VII

                                                      DEFAULT
         SECTION 7.01.     Servicer Events of Default.........................................................-165-
         SECTION 7.02.     Trustee to Act; Appointment of Successor...........................................-167-
         SECTION 7.03.     Notification to Certificateholders.................................................-168-
         SECTION 7.04.     Waiver of Servicer Events of Default...............................................-168-

                                                   ARTICLE VIII

                                              CONCERNING THE TRUSTEE
         8.01.    Duties of Trustee...........................................................................-169-
         8.02.    Certain Matters Affecting the Trustee.......................................................-170-
         8.03.    Trustee Not Liable for Certificates or Mortgage Loans.......................................-171-
         8.04.    Trustee May Own Certificates................................................................-171-
         8.05.    Trustee's Fees and Expenses.................................................................-172-
         8.06.    Eligibility Requirements for Trustee........................................................-172-
         8.07.    Resignation and Removal of the Trustee......................................................-173-
         8.08.    Successor Trustee...........................................................................-174-
         8.09.    Merger or Consolidation of Trustee..........................................................-174-
         8.10.    Appointment of Co-Trustee or Separate Trustee...............................................-174-
         8.11.    [Reserved]..................................................................................-175-
         8.12.    Appointment of Office or Agency.............................................................-175-
         8.13.    Representations and Warranties of the Trustee...............................................-176-

                                                    ARTICLE IX

                                                    TERMINATION
         SECTION 9.01      Termination Upon Repurchase or Liquidation of All Mortgage Loans...................-177-


                                                       -iii-




         SECTION 9.02      Additional Termination Requirements................................................-179-

                                                     ARTICLE X

                                                 REMIC PROVISIONS
         SECTION 10.01.             REMIC Administration......................................................-181-
         SECTION 10.02.             Prohibited Transactions and Activities....................................-184-
         SECTION 10.03.             Servicer and Trustee Indemnification......................................-184-

                                                    ARTICLE XI

                                             MISCELLANEOUS PROVISIONS
         SECTION 11.01.             Amendment.................................................................-185-
         SECTION 11.02.             Recordation of Agreement; Counterparts....................................-186-
         SECTION 11.03.             Limitation on Rights of Certificateholders................................-187-
         SECTION 11.04.             Governing Law.............................................................-187-
         SECTION 11.05.             Notices...................................................................-187-
         SECTION 11.06.             Severability of Provisions................................................-188-
         SECTION 11.07.             Notice to Rating Agencies.................................................-188-
         SECTION 11.08.             Article and Section References............................................-189-
         SECTION 11.09.             Grant of Security Interest................................................-189-
         SECTION 11.10.             Waiver of Jury Trial......................................................-190-
         SECTION 11.11.             Rights of the Certificate Insurer.........................................-190-

Exhibits
--------

Exhibit A-1       Form of Class A-I-1 Certificate
Exhibit A-2       Form of Class A-I-2 Certificate
Exhibit A-3       Form of Class A-I-3 Certificate
Exhibit A-4       Form of Class A-I-4 Certificate
Exhibit A-5       Form of Class A-I-5 Certificate
Exhibit A-6       Form of Class A-I-6 Certificate
Exhibit A-7       Form of Class A-I-7 Certificate
Exhibit A-8       Form of Class A-I-8 Certificate
Exhibit A-9       Form of Class A-I-9 Certificate
Exhibit A-10      Form of Class A-II-1 Certificate
Exhibit A-11      Form of Class A-II-2 Certificate
Exhibit A-12      Form of Class A-II-3 Certificate
Exhibit A-13      Form of Class A-II-4 Certificate
Exhibit A-14      Form of Class A-II-5 Certificate
Exhibit A-15      Form of Class A-II-6 Certificate
Exhibit A-16      Form of Class A-II-7 Certificate
Exhibit A-17      Form of Class A-II-8 Certificate
Exhibit A-18      Form of Class A-II-9 Certificate
Exhibit A-19      Form of Class A-III-A Certificate
Exhibit A-20      Form of Class A-III-B1 Certificate
Exhibit A-21      Form of Class A-III-B2 Certificate
Exhibit A-22      Form of Class M-I-1 Certificate
Exhibit A-23      Form of Class M-I-2 Certificate
Exhibit A-24      Form of Class M-II Certificate
Exhibit A-25      Form of Class M-III Certificate
Exhibit A-26      Form of Class B-I Certificate
Exhibit A-27      Form of Class B-II Certificate
Exhibit A-28      Form of Class B-III Certificate
Exhibit A-29      Form of Class CE-I Certificate
Exhibit A-30      Form of Class CE-II Certificate
Exhibit A-31      Form of Class CE-III Certificate
Exhibit A-32      Form of Class P-I Certificate
Exhibit A-33      From of Class P-II Certificate
Exhibit A-34      From of Class P-III Certificate
Exhibit A-35      Form of Class R-I Certificate
Exhibit A-36      Form of Class R-II Certificate
Exhibit A-37      From of Class R-III Certificate
Exhibit A-38      From of Class R-X Certificate
Exhibit B         Copy of the Policy with respect to the Insured Certificates
Exhibit C-1       Form of Trustee's Initial Certification
Exhibit C-2       Form of Trustee's Final Certification

Exhibit D         Form of Mortgage Loan Purchase Agreement
Exhibit E         Request for Release
Exhibit           F-1 Form of Transferor Representation Letter and Form of
                  Transferee Representation Letter in Connection with Transfer of the Class B Certificates, Class CE Certificates, Class P
                  Certificates or Residual Certificates Pursuant to Rule 144A
                  Under the 1933 Act

Exhibit F-2       Form of Transfer Affidavit and Agreement and Form of
                  Transferor Affidavit in Connection with Transfer of Residual
                  Certificates

Exhibit G         Form of Certification with respect to ERISA and the Code
Exhibit H         Form of Report Pursuant to Section 4.06
Exhibit I         Form of Lost Note Affidavit
Exhibit J-1       Form of Certification to Be Provided by the Depositor with
                  Form 10-K
Exhibit J-2       Form of Certification to Be Provided to the Depositor by the
                  Trustee
Exhibit J-3       Form of Certification to Be Provided to the Depositor by the
                  Servicers
Exhibit K         [Reserved]
Exhibit L         Form of Annual Statement as to Compliance

Schedule 1        Mortgage Loan Schedule
Schedule 2        Prepayment Charge Schedule

                  This Pooling and Servicing Agreement, is dated and effective as of July 1, 2004, among NEW CENTURY MORTGAGE SECURITIES, INC. as Depositor, COUNTRYWIDE HOME LOANS SERVICING LP, GMAC MORTGAGE CORPORATION, as Servicers, FEDERAL NATIONAL MORTGAGE ASSOCIATION, as Guarantor of the Class A-I-A Certificates and DEUTSCHE BANK NATIONAL TRUST COMPANY as Trustee.

                             PRELIMINARY STATEMENT:

                  The Depositor intends to sell pass-through certificates to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in each REMIC (as defined herein) created hereunder. The Trust Fund will consist of a segregated pool of assets comprised of the Mortgage Loans and certain other related assets subject to this Agreement.

                                    REMIC I-A
                                    ---------

                  As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the Group I Mortgage Loans and certain other related assets (other than the Servicer Prepayment Charge Payment Amounts with respect to the Group I Mortgage Loans, the Group I Net WAC Rate Carryover Reserve Account and the Class A-I-1 Cap Contract) subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I-A." The Class R-I Certificates will be the sole class of "residual interests" in REMIC I-A for purposes of the REMIC Provisions (as defined herein). The following table irrevocably sets forth the designation, the REMIC I-A Remittance Rate, the initial Uncertificated Balance and, solely for purposes of satisfying Treasury regulation section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC I-A Regular Interests (as defined herein). None of the REMIC I-A Regular Interests will be certificated.



                                        REMIC I-A                      Initial                   Latest Possible
         Designation                 Remittance Rate           Uncertificated Balance           Maturity Date(1)
         -----------                 ---------------           ----------------------           ----------------
           IA-LT1                      Variable(2)                 $725,275,251.15                 August 2034
           IA-LT2                      Variable(2)                 $ 2,272,852.13                  August 2034
           IA-LTP                      Variable(2)                    $ 100.00                     August 2034

---------------
(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC I-A Regular Interest.
(2) Calculated in accordance with the definition of "REMIC I-A Remittance Rate" herein.

                                    REMIC I-B
                                    ---------

         As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the Group II Mortgage Loans and certain other related assets (other than the Servicer Prepayment Charge Payment Amounts with respect to the Group II Mortgage Loans, the Group II Net WAC Rate Carryover Reserve Account and the Class A-II-1 Cap Contract) subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I-B." The Class R-II Certificates will be the sole class of "residual interests" in REMIC I-B for purposes of the REMIC Provisions (as defined herein). The following table irrevocably sets forth the designation, the REMIC I-B Remittance Rate, the initial Uncertificated Balance and, solely for purposes of satisfying Treasury regulation section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC I-B Regular Interests (as defined herein). None of the REMIC I-B Regular Interests will be certificated.




                                        REMIC I-B                      Initial                   Latest Possible
         Designation                 Remittance Rate           Uncertificated Balance           Maturity Date(1)
         -----------                 ---------------           ----------------------           ----------------
           IB-LT1                      Variable(2)                $ 476,232,124.02                 August 2034
           IB-LTP                      Variable(2)                    $ 100.00                     August 2034

---------------
(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC I-B Regular Interest.
(2) Calculated in accordance with the definition of "REMIC I-B Remittance Rate" herein.

                                   REMIC I-C
                                   ---------

                  As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the Group III Mortgage Loans and certain other related assets (other than the Servicer Prepayment Charge Payment Amounts with respect to the Group III Mortgage Loans, the Group III Net WAC Rate Carryover Reserve Account, the Group III Cap Contract) subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I-C." The Class R-III Certificates will be the sole class of "residual interests" in REMIC I-C for purposes of the REMIC Provisions (as defined herein). The following table irrevocably sets forth the designation, the REMIC I-C Remittance Rate, the initial Uncertificated Balance and, solely for purposes of satisfying Treasury regulation section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC I-C Regular Interests (as defined herein). None of the REMIC I-B Regular Interests will be certificated.



                                        REMIC I-C                      Initial                   Latest Possible
         Designation                 Remittance Rate           Uncertificated Balance           Maturity Date(1)
         -----------                 ---------------           ----------------------           ----------------
           IC-LT1                      Variable(2)                $ 474,707,259.13                 August 2034
           IC-LT2                      Variable(2)                  $ 909,100.00                   August 2034
           IC-LTP                      Variable(2)                    $ 100.00                     August 2034

---------------
(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC I-C Regular Interest.
(2) Calculated in accordance with the definition of "REMIC I-C Remittance Rate" herein.

                                    REMIC II
                                    --------

                  As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC I-A Regular Interests, the REMIC I-B Regular Interests and the REMIC I-C Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II." The Class R-II Interest will evidence the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, the REMIC II Remittance Rate, the initial Uncertificated Balance and, solely for purposes of satisfying Treasury regulation section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC II Regular Interests (as defined herein). None of the REMIC II Regular Interests will be certificated.


                                        REMIC II                       Initial                   Latest Possible
         Designation                 Remittance Rate           Uncertificated Balance           Maturity Date(1)
         -----------                 ---------------           ----------------------           ----------------
          II-LTAA1                     Variable(2)                $ 712,997,043.21                 August 2034
          II-LTAI1                     Variable(2)                 $ 1,619,660.00                  August 2034
          II-LTAI2                     Variable(2)                  $ 502,740.00                   August 2034
          II-LTAI3                     Variable(2)                  $ 976,790.00                   August 2034
          II-LTAI4                     Variable(2)                  $ 380,480.00                   August 2034
          II-LTAI5                     Variable(2)                  $ 547,470.00                   August 2034
          II-LTAI6                     Variable(2)                  $ 503,720.00                   August 2034
          II-LTAI7                     Variable(2)                  $ 369,010.00                   August 2034
          II-LTAI8                     Variable(2)                  $ 731,350.00                   August 2034
          II-LTAI9                     Variable(2)                  $ 625,690.00                   August 2034
          II-LTMI1                     Variable(2)                  $ 654,790.00                   August 2034
          II-LTMI2                     Variable(2)                   $ 72,750.00                   August 2034
           II-LTB1                     Variable(2)                   $ 72,760.00                   August 2034
          II-LTZZ1                     Variable(2)                 $ 7,493,750.07                  August 2034
           II-LTP1                     Variable(2)                    $ 100.00                     August 2034
          II-LTAA2                     Variable(2)                $ 466,707,432.54                 August 2034
          II-LTAII1                    Variable(2)                 $ 1,057,590.00                  August 2034
          II-LTAII2                    Variable(2)                  $ 329,180.00                   August 2034
          II-LTAII3                    Variable(2)                  $ 638,810.00                   August 2034
          II-LTAII4                    Variable(2)                  $ 253,020.00                   August 2034
          II-LTAII5                    Variable(2)                  $ 430,200.00                   August 2034
          II-LTAII6                    Variable(2)                  $ 449,770.00                   August 2034
          II-LTAII7                    Variable(2)                  $ 308,250.00                   August 2034
          II-LTAII8                    Variable(2)                  $ 604,960.00                   August 2034
          II-LTAII9                    Variable(2)                  $ 452,420.00                   August 2034
           II-LTM2                     Variable(2)                   $ 47,630.00                   August 2034
           II-LTB2                     Variable(2)                   $ 47,620.00                   August 2034
          II-LTZZ2                     Variable(2)                 $ 4,905,191.48                  August 2034
           II-LTP2                     Variable(2)                    $ 100.00                     August 2034
          II-LTAA3                     Variable(2)                 $ 466,103933.95                 August 2034
         II-LTAIII1                    Variable(2)                 $ 1,943,300.00                  August 2034
         II-LTAIII2                    Variable(2)                 $ 1,734,270.00                  August 2034
         II-LTAIII3                    Variable(2)                  $ 840,780.00                   August 2034
           II-LTM3                     Variable(2)                   $ 95,120.00                   August 2034
           II-LTB3                     Variable(2)                   $ 71,340.00                   August 2034
          II-LTZZ3                     Variable(2)                 $ 4,827,515.18                  August 2034
           II-LTP3                     Variable(2)                    $ 100.00                     August 2034

---------------
(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC II Regular Interest.
(2) Calculated in accordance with the definition of "REMIC II Remittance Rate" herein.

                                    REMIC III
                                    ---------

                  As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC III." The Class R-III Interest will evidence the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, the Pass-Through Rate, the initial aggregate Certificate Principal Balance and, solely for purposes of satisfying Treasury regulation section 1.860G- 1(a)(4)(iii), the "latest possible maturity date" for the indicated Classes of Certificates.

                                                                  Initial Aggregate
                                                                Certificate Principal            Latest Possible
         Designation                Pass-Through Rate                  Balance                  Maturity Date(1)
         -----------                -----------------                  -------                  ----------------
         Class A-I-1                   Variable(2)                 $161,966,000.00                 August 2034
         Class A-I-2               3.930% per annum(3)             $ 50,274,000.00                 August 2034
         Class A-I-3               4.420% per annum(3)             $ 97,679,000.00                 August 2034
         Class A-I-4               4.800% per annum(3)             $ 38,048,000.00                 August 2034
         Class A-I-5               5.170% per annum(3)             $ 54,747,000.00                 August 2034
         Class A-I-6               5.640% per annum(3)             $ 50,372,000.00                 August 2034
         Class A-I-7               5.650% per annum(3)             $ 36,901,000.00                 August 2034
         Class A-I-8               5.650% per annum(3)             $ 73,135,000.00                 August 2034
         Class A-I-9               5.450% per annum(3)             $ 62,569,000.00                 August 2034
         Class M-I-1               5.650% per annum(3)             $ 65,479,000.00                 August 2034
         Class M-I-2               5.650% per annum(3)             $ 7,275,000.00                  August 2034
          Class B-I                5.650% per annum(3)             $ 7,276,000.00                  August 2034
         Class CE-I                    Variable(2)               $ 21,827,003.28(4)                August 2034
          Class P-I                      N/A(5)                        $ 100.00                    August 2034
        Class A-II-1                   Variable(2)                $ 105,759,000.00                 August 2034
        Class A-II-2               3.930% per annum(3)             $ 32,918,000.00                 August 2034
        Class A-II-3               4.450% per annum(3)             $ 63,881,000.00                 August 2034
        Class A-II-4               4.860% per annum(3)             $ 25,302,000.00                 August 2034
        Class A-II-5               5.250% per annum(3)             $ 43,020,000.00                 August 2034
        Class A-II-6               5.650% per annum(3)             $ 44,977,000.00                 August 2034
        Class A-II-7               5.650% per annum(3)             $ 30,825,000.00                 August 2034
        Class A-II-8               5.650% per annum(3)             $ 60,496,000.00                 August 2034
        Class A-II-9               5.470% per annum(3)             $ 45,242,000.00                 August 2034
         Class M-II                5.650% per annum(3)             $ 4,763,000.00                  August 2034
         Class B-II                5.650% per annum(3)             $ 4,762,000.00                  August 2034
         Class CE-II                   Variable(2)               $ 14,287,074.02(4)                August 2034
         Class P-II                      N/A(5)                        $ 100.00                    August 2034
        Class A-III-A                  Variable(2)                $ 194,330,000.00                 August 2034
       Class A-III-B1                  Variable(2)                 $173,427,000.00                 August 2034
       Class A-III-B2                  Variable(2)                 $ 84,078,000.00                 August 2034
         Class M-III                   Variable(2)                 $ 9,512,000.00                  August 2034
         Class B-III                   Variable(2)                 $ 7,134,000.00                  August 2034
        Class CE-III                   Variable(2)                $ 7,135,259.13(4)                August 2034
         Class P-III                     N/A(5)                        $ 100.00                    August 2034

---------------
(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loans with the latest maturity date has been designated as the "latest possible maturity date" for each Class of Certificates.
(2)  Calculated in accordance with the definition of "Pass-Through Rate" herein.

(3)  Subject to the related Net WAC Pass-Through Rate.
(4) The Class CE-I Certificates, the Class CE-II Certificates and the Class CE-III Certificates will each accrue interest at their variable Pass-Through Rates on the related Notional Amount for such Class outstanding from time to time. The Class CE-I Certificates, the Class CE-II Certificates and the Class CE-III Certificates will not accrue interest on their respective Certificate Principal Balances.
(5) The Class P-I Certificates, the Class P-II Certificates and the Class P-III Certificates will not accrue interest.

                  As of the Cut-off Date, the Group I Mortgage Loans had an aggregate Stated Principal Balance equal to $725,275,251.15, the Group II Mortgage Loans had an aggregate Stated Principal Balance equal to $476,232,174.02, the Group III-A Mortgage Loans had an aggregate Stated Principal Balance equal to $201,883,650.92 and the Group III-B Mortgage Loans had an aggregate Stated Principal Balance equal to $272,823,608.21.

                  In consideration of the mutual agreements herein contained, the Depositor, the Servicers, the Guarantor and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. Defined Terms.

                  Whenever used in this Agreement, including, without limitation, in the Preliminary Statement hereto, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.

                  "Accepted Servicing Practices": The servicing standards set forth in Section 3.01.

                  "Accrued Certificate Interest": With respect to any Class A Certificate, Mezzanine Certificate or Class CE Certificate and each Distribution Date, interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Certificate for such Distribution Date on the Certificate Principal Balance, in the case of the Class A Certificates and the Mezzanine Certificates, or on the Notional Amount, in the case of the Class CE Certificates, of such Certificate immediately prior to such Distribution Date. The Class P Certificates are not entitled to distributions in respect of interest and, accordingly, will not accrue interest. All distributions of interest on the Floating Rate Certificates will be calculated on the basis of a 360-day year and the actual number of days in the applicable Interest Accrual Period. All distributions of interest on the Fixed Rate Certificates and the Class CE Certificates will be based on a 360- day year consisting of twelve 30-day months. Accrued Certificate Interest with respect to each Distribution Date, as to any Class A Certificate, Mezzanine Certificate or Class CE Certificate, shall be reduced by an amount equal to the portion allocable to such Certificate pursuant to Section 1.02 hereof of the sum of (a) the aggregate Prepayment Interest Shortfall, if any, for such Distribution Date to the extent not covered by payments pursuant to Section 3.24 and (b) the aggregate amount of any Relief Act Interest Shortfall, if any, for such Distribution Date. In addition, Accrued Certificate Interest with respect to each Distribution Date, as to any Class CE Certificate, shall be reduced by an amount equal to the portion allocable to such Class CE Certificate of Realized Losses, if any, pursuant to Section 4.04 hereof.

                  "Adjustment Date": With respect to each Group III Mortgage Loan, the first day of the month in which the Mortgage Rate of such Mortgage Loan changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each Group III Mortgage Loan is set forth in the Mortgage Loan Schedule.

                  "Advancing Person": As defined in Section 3.26(a) hereof.

                  "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

                  "Allocated Realized Loss Amount": With respect to any Distribution Date and any Class of Mezzanine Certificates, the sum of (i) any Realized Losses allocated to such Class of Certificates on such Distribution Date and (ii) the amount of any Allocated Realized Loss Amount for such Class of Certificates remaining unpaid from the previous Distribution Date and reduced by the amount of any Subsequent Recoveries on the related Mortgage Loans added to the Certificate Principal Balance of such Class of Certificates.

                  "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form (excepting therefrom, if applicable, the mortgage recordation information which has not been required pursuant to
Section 2.01 hereof or returned by the applicable recorder's office), which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

                  "Available Distribution Amount": The Group I Available Distribution Amount, the Group II Available Distribution Amount or the Group III Available Distribution Amount, as applicable.

                  "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

                  "Bankruptcy Loss": With respect to any Mortgage Loan, a Realized Loss resulting from a Deficient Valuation or Debt Service Reduction.

                  "Book-Entry Certificate": The Class A Certificates and the Mezzanine Certificates for so long as the Certificates of such Class shall be registered in the name of the Depository or its nominee.

                  "Book-Entry Custodian": The custodian appointed pursuant to
Section 5.01.

                  "Business Day": Any day other than a Saturday, a Sunday or a day on which the Guarantor or banking or savings and loan institutions in the State of California, the State of New York, the State of Texas or in the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

                  "Cap Contracts": Collectively, the Class A-I-1 Cap Contract, the Class A-II-1 Cap Contract and the Group III Cap Contract.

                  "Cash-Out Refinancing": A Refinanced Mortgage Loan the proceeds of which are more than a nominal amount in excess of the principal balance of any existing first mortgage or subordinate mortgage on the related Mortgaged Property and related closing costs.

                  "Certificate": Any one of the Asset Backed Pass-Through Certificates, Series 2004-A, Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-I-6, Class A-I-7, Class A-I-8, Class A-I-9, Class A-II-1, Class A-II-2, Class A-II-3, Class A-II-4, Class A-II-5, Class A-II-6, Class A-II-7, Class A-II-8, Class A-II-9, Class A-III-A, Class A-III-B1, Class A-III-B2, Class M-I-1, Class M-I-2, Class M-II, Class M-III, Class B-I, Class B-II, Class B-III, Class CE-I, Class CE-II, Class CE- III, Class P-I, Class P-II, Class P-III, Class R-I, Class R-II, Class R-III and Class R-X issued under this Agreement.

                  "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or a Non-United States Person shall not be a Holder of a Residual Certificate for any purposes hereof and, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or either Servicer or any Affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.01. The Trustee may conclusively rely upon a certificate of the Depositor or either Servicer in determining whether a Certificate is held by an Affiliate thereof. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee, the Certificate Insurer and the Guarantor shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

                  "Certificate Factor": With respect to any Class of Regular Certificates as of any Distribution Date, a fraction, expressed as a decimal carried to six places, the numerator of which is the aggregate Certificate Principal Balance (or the Notional Amount, in the case of the Class CE Certificates) of such Class of Certificates on such Distribution Date (after giving effect to any distributions of principal and allocations of Realized Losses in reduction of the Certificate Principal Balance (or the Notional Amount, in the case of the Class CE Certificates) of such Class of Certificates to be made on such Distribution Date), and the denominator of which is the initial aggregate Certificate Principal Balance (or the Notional Amount, in the case of the Class CE Certificates) of such Class of Certificates as of the Closing Date.

                  "Certificate Insurer": Financial Guaranty Insurance Company, a New York stock insurance corporation, organized and created under the laws of the State of New York and its successors in interest.

                  "Certificate Insurer Account": An account of the Certificate Insurer maintained at JPMorgan Chase Bank (ABA No. 021000021), Account No. 904951812, Attention: New Century, Series 2004-A, or such other account as may be designated by the Certificate Insurer to the Trustee in writing not less than five Business Days prior to the related Distribution Date. Any wire transfers to the Certificate Insurer Account shall reference the Policy No. of the Policy.

                  "Certificate Insurer Default": The existence and continuance of any of the following: (a) a failure by the Certificate Insurer to make a payment required under the Policy in accordance with its terms; or (b)(i) the Certificate Insurer (A) files any petition or commences any case or proceeding under any provision or chapter of the Bankruptcy Code, the New York Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors, or (C) has an order for relief entered against it under the Bankruptcy Code, the New York Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or (ii) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the Certificate Insurer or for all or any material portion of its property or
(B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Certificate Insurer (or the taking of possession of all or any material portion of the property of the Certificate Insurer).

                  "Certificate Margin": With respect to the Class A-I-1 Certificates, 0.08% in the case of each Distribution Date.

                  With respect to the Class A-II-1 Certificates, 0.180% in the case of each Distribution Date.

                  With respect to the Class A-III-A Certificates, 0.280% in the case of each Distribution Date through and including the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and the Initial Deposit and 0.560% in the case of each Distribution Date thereafter.

                  With respect to the Class A-III-B1 Certificates, 0.210% in the case of each Distribution Date through and including the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and the Initial Deposit and 0.420% in the case of each Distribution Date thereafter.

                  With respect to the Class A-III-B2 Certificates, 0.450% in the case of each Distribution Date through and including the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and the Initial Deposit and 0.900% in the case of each Distribution Date thereafter.

                  With respect to the Class M-III Certificates, 4.000% in the case of each Distribution Date through and including the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and the Initial Deposit and 6.000% in the case of each Distribution Date thereafter.

                  With respect to the Class B-III Certificates, 4.000% in the case of each Distribution Date through and including the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and the Initial Deposit and 6.000% in the case of each Distribution Date thereafter.

                  "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

                  "Certificate Principal Balance": With respect to each Class A Certificate, Mezzanine Certificate or Class P Certificate as of any date of determination, the Certificate Principal Balance of such Certificate on the Distribution Date immediately prior to such date of determination plus any Subsequent Recoveries on the related Mortgage Loans added to the Certificate Principal Balance of such Certificate pursuant to Section 4.01, minus all distributions allocable to principal made thereon and in the case of a Mezzanine Certificate, Realized Losses allocated thereto on such immediately prior Distribution Date (or, in the case of any date of determination up to and including the first Distribution Date, the initial Certificate Principal Balance of such Certificate, as stated on the face thereof).

                  With respect to the Class CE-I Certificates as of any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Uncertificated Balance of REMIC II Regular Interest II-LTAI1, REMIC II Regular Interest II-LTAI2, REMIC II Regular Interest II-LTAI3, REMIC II Regular Interest II-LTAI4, REMIC II Regular Interest II-LTAI5, REMIC II Regular Interest II-LTAI6, REMIC II Regular Interest II-LTAI7, REMIC II Regular Interest II-LTAI8, REMIC II Regular Interest II-LTAI9, REMIC II Regular Interest II-LTMI1, REMIC II Regular Interest II-LTMI2, REMIC II Regular Interest II-LTB1, REMIC II Regular Interest II-LTZZ1 and REMIC II Regular Interest II-LTP1 over (B) the then aggregate Certificate Principal Balance of the Group I Class A Certificates, the Group I Mezzanine Certificates and the Class P-I Certificates then outstanding.

                  With respect to the Class CE-II Certificates as of any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Uncertificated Balance of REMIC II Regular Interest II-LTAII1, REMIC II Regular Interest II-LTAII2, REMIC II Regular Interest II-LTAII3, REMIC II Regular Interest II-LTAII4, REMIC II Regular Interest II-LTAII5, REMIC II Regular Interest II-LTAII6, REMIC II Regular Interest II-LTAII7, REMIC II Regular Interest II-LTAII8, REMIC II Regular Interest II-LTAII9, REMIC II Regular Interest II-LTM2, REMIC II Regular Interest II-LTB2, REMIC II Regular Interest II-LTZZ2 and REMIC II Regular Interest II-LTP2 over (B) the then aggregate Certificate Principal Balance of the Group II Class A Certificates, the Group II Mezzanine Certificates and the Class P-II Certificates then outstanding.

                  With respect to the Class CE-III Certificates as of any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Uncertificated Balance of REMIC II Regular Interest II-LTAIII1, REMIC II Regular Interest

II-LTAIII2, REMIC II Regular Interest II-LTAIII3, REMIC II Regular Interest II-LTM3, REMIC II Regular Interest II-LTB3, REMIC II Regular Interest II-LTZZ3 and REMIC II Regular Interest II-LTP3 over (B) the then aggregate Certificate Principal Balance of the Group III Class A Certificates, the Group III Mezzanine Certificates and the Class P-III Certificates then outstanding.

                  "Certificate Register": The register maintained pursuant to
Section 5.02.

                  "Class": Collectively, all of the Certificates bearing the same class designation.

                  "Class A-I-1 Cap Contract": The cap contract between the Trustee and the counterparty thereunder for the benefit of the Holders of the Class A-I-1 Certificates.

                  "Class A-I-1 Certificate": Any one of the Class A-I-1 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-1 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-I-2 Certificate": Any one of the Class A-I-2 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-2 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-I-3 Certificate": Any one of the Class A-I-3 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-3 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-I-4 Certificate": Any one of the Class A-I-4 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-4 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-I-5 Certificate": Any one of the Class A-I-5 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-5 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-I-6 Certificate": Any one of the Class A-I-6 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-6 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-I-7 Certificate": Any one of the Class A-I-7 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-7 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-I-8 Certificate": Any one of the Class A-I-8 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-8 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-I-9 Certificate": Any one of the Class A-I-9 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-9 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-II-1 Cap Contract": The cap contract between the Trustee and the counterparty thereunder for the benefit of the Holders of the Class A-II-1 Certificates.

                  "Class A-II-1 Certificate": Any one of the Class A-II-1 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-10 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-II-2 Certificate": Any one of the Class A-II-2 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-11 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-II-3 Certificate": Any one of the Class A-II-3 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-12 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-II-4 Certificate": Any one of the Class A-II-4 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-13 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-II-5 Certificate": Any one of the Class A-II-5 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-14 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-II-6 Certificate": Any one of the Class A-II-6 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-15 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-II-7 Certificate": Any one of the Class A-II-7 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-16 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-II-8 Certificate": Any one of the Class A-II-8 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-17 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-II-9 Certificate": Any one of the Class A-II-9 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-18 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-III-A Certificate": Any one of the Class A-III-A Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-19 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-III-B1 Certificate": Any one of the Class A-III-B1 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-20 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class A-III-B2 Certificate": Any one of the Class A-III-B2 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-21 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class B Certificate": Any one of the Class B-I Certificates, the Class B-II Certificates or the Class B-III Certificates.

                  "Class B-I Certificate": Any one of the Class B-I Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-26 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class B-I Principal Distribution Amount": With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Group I Class A Certificates (after taking into account the distribution of the Group I Class A Principal Distribution Amount on such Distribution Date), (ii) the aggregate Certificate Principal Balance of the Class M-I-1 Certificates (after taking into account the distribution of the Class M-I-1 Principal Distribution Amount on such Distribution Date), (iii) the aggregate Certificate Principal Balance of the Class M-I-2 Certificates (after taking into account the distribution of the Class M-I-2 Principal Distribution Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class B-I Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.00% and (ii) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period minus $3,637,741.

                  "Class B-II Certificate": Any one of the Class B-II Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-27 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class B-II Principal Distribution Amount": With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Group II Class A Certificates (after taking into account the distribution of the Group II Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-II Certificates (after taking into account the distribution of the Class M-II Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class B-II Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.00% and (ii) the aggregate Stated Principal

Balance of the Group II Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period minus $2,381,161.

                  "Class B-III Principal Distribution Amount": With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Group III Class A Certificates (after taking into account the distribution of the Group III Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-III Certificates (after taking into account the distribution of the Class M-III Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class B-III Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 97.00% and (ii) the aggregate Stated Principal Balance of the Group III Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Group III Mortgage Loans as of the last day of the related Due Period minus $2,378,082.

                  "Class CE Certificate": Any one of the Class CE-I Certificates, the Class CE-II Certificates or the Class CE-III Certificates.

                  "Class CE-I Certificate": Any one of the Class CE-I Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-29 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class CE-II Certificate": Any one of the Class CE-II Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-30 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class CE-III Certificate": Any one of the Class CE-III Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-31 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class M Certificate": Any one of the Class M-I-1 Certificates, the Class M-I-2 Certificates, the Class M-II Certificates or the Class M-III Certificates.

                  "Class M-I-1 Certificate": Any one of the Class M-I-1 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-22 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class M-I-1 Principal Distribution Amount": With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Group I Class A Certificates (after taking into account the distribution of the Group I Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-I-1 Certificates immediately prior to such Distribution Date over
(y) the lesser of (A) the product of (i) approximately 90.00% and (ii) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due

Period and (B) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period minus $3,637,741.

                  "Class M-I-2 Certificate": Any one of the Class M-I-2 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-23 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class M-I-2 Principal Distribution Amount": With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Group I Class A Certificates (after taking into account the distribution of the Group I Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-I-1 Certificates (after taking into account the distribution of the Class M-I-1 Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-I-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 92.00% and (ii) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period minus $3,637,741.

                  "Class M-II Certificate": Any one of the Class M-II Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-24 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class M-II Principal Distribution Amount": With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Group II Class A Certificates (after taking into account the distribution of the Group II Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-II Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 92.00% and (ii) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period minus $2,381,161.

                  "Class M-III Certificate": Any one of the Class M-III Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-25 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class M-III Principal Distribution Amount": With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Group III Class A Certificates (after taking into account the distribution of the Group III Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-III Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.00% and (ii) the aggregate Stated Principal Balance of the Group III Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Group III Mortgage Loans as of the last day of the related Due Period minus $2,378,082.

                  "Class P Certificate": Any one of the Class P-I Certificates, the Class P-II Certificates or the Class P-III Certificates.

                  "Class P-I Certificate": Any one of the Class P-I Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-32 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class P-II Certificate": Any one of the Class P-II Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-33 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class P-III Certificate": Any one of the Class P-II Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-34 and evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

                  "Class R-I Certificate": Any one of the Class R-I Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-35.

                  "Class R-II Certificate": Any one of the Class R-II Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto.

                  "Class R-III Certificate": Any one of the Class R-II Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-37.

                  "Class R-X Certificate": Any one of the Class R-X Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-38 and evidencing the ownership of the Class R-II Interest and the Class R-III Interest.

                  "Class R-II Interest": The uncertificated Residual Interest in REMIC II.

                  "Class R-III Interest": The uncertificated Residual Interest in REMIC III.

                  "Closing Date": August 4, 2004.

                  "Code": The Internal Revenue Code of 1986, as amended.

                  "Collection Account": The account or accounts created and maintained, or caused to be created and maintained, by each Servicer pursuant to
Section 3.10(a), which shall be entitled as appropriate (i) "Countrywide Home Loans Servicing, LP, as a Servicer for Deutsche Bank National Trust Company, as Trustee, in trust for the registered holders of New Century Home Equity Loan Trust, Series 2004-A, Asset Backed Pass-Through Certificates" or (ii) "GMAC Mortgage Corporation, as a Servicer for Deutsche Bank National Trust Company, as Trustee, in trust for the registered holders of New Century

Home Equity Loan Trust, Series 2004-A, Asset Backed Pass-Through Certificates." Each Collection Account must be an Eligible Account.

                  "Commission": The Securities and Exchange Commission.

                  "Controlling Person": As of any date of determination: (i) the Certificate Insurer, so long as (A) the Insured Certificates or any amounts are owed to the Certificate Insurer under this Agreement or the Insurance Agreement,
(B) no Certificate Insurer Default has occurred and is continuing; provided, however, that the Certificate Insurer shall not be the Controlling Person with respect to the Group I Class A Certificates on or after the Distribution Date on which the Certificate Principal Balance of the Class M-I- 1 Certificates is less than $5,000,000, (ii) the Guarantor, so long as (A) the Guaranteed Certificates are outstanding or any amounts are owed to the Guarantor under this Agreement,
(B) no event of default has occurred and is continuing under the Guaranty and
(C) the Certificate Insurer is not the Certificates Controlling Person under clause (i) above; and (iii) none, so long as neither the Certificate Insurer nor the Guarantor is the Controlling Person pursuant to clause (i) or (ii) above.

                  "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attn: NC040A, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Servicers, the Guarantor and the Certificate Insurer.

                  "Corresponding Certificate": With respect to each REMIC II Regular Interest set forth below, the Regular Certificate set forth in the table below:


  REMIC II REGULAR INTEREST            Certificate
  -------------------------            -----------
           II-LTAI1                    Class A-I-1
           II-LTAI2                    Class A-I-2
           II-LTAI3                    Class A-I-3
           II-LTAI4                    Class A-I-4
           II-LTAI5                    Class A-I-5
           II-LTAI6                    Class A-I-6
           II-LTAI7                    Class A-I-7
           II-LTAI8                    Class A-I-8
           II-LTAI9                    Class A-I-9
           II-LTMI1                    Class M-I-1
           II-LTMI2                    Class M-I-2
           II-LTB1                      Class B-I
           II-LTP1                      Class P-I
          II-LTAII1                    Class A-I-1
          II-LTAII2                    Class A-I-2
          II-LTAII3                    Class A-I-3
          II-LTAII4                    Class A-I-4
          II-LTAII5                    Class A-I-5
          II-LTAII6                    Class A-I-6
          II-LTAII7                    Class A-I-7

          II-LTAII8                    Class A-I-8
          II-LTAII9                    Class A-I-9
           II-LTM2                     Class M-II
           II-LTB2                     Class B-II
           II-LTP2                     Class P-II
          II-LTAIII1                  Class A-III-A
          II-LTAIII2                  Class A-III-A
          II-LTAIII3                  Class A-III-A
           II-LTM3                     Class M-III
           II-LTB3                     Class B-III
           II-LTP3                     Class P-III

                  "Countrywide": Countrywide Home Loans Servicing, LP, or any successor Servicer of the Group III Mortgage Loans appointed as herein provided, in its capacity as a Servicer hereunder.

                  "Cumulative Loss Percentage": With respect to any Distribution Date, either (1) with respect to the Group I Mortgage Loans, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Realized Losses incurred on the Group I Mortgage Loans from the Cut-off Date to the last day of the preceding calendar month and the denominator of which is the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the Cut-off Date and the Group I Initial Deposit and (ii) with respect to the Group II Mortgage Loans, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Realized Losses incurred on the Group II Mortgage Loans from the Cut-off Date to the last day of the preceding calendar month and the denominator of which is the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the Cut-off Date.

                  "Cut-off Date": With respect to each Original Mortgage Loan, July 1, 2004. With respect to all Qualified Substitute Mortgage Loans, their respective dates of substitution. References herein to the "Cut-off Date," when used with respect to more than one Mortgage Loan, shall be to the respective Cut-off Dates for such Mortgage Loans.

                  "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

                  "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

                  "Definitive Certificates": As defined in Section 5.01(b).

                  "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

                  "Delinquency Trigger": With respect to any Distribution Date, a Delinquency Trigger exists if either (a) the quotient (expressed as a percentage) of (1) the rolling three-month average of the aggregate unpaid principal balance of Group I Mortgage Loans delinquent 60 or more days as of the last day of the related Due Period, divided by (2) the aggregate unpaid principal balance of the Group I Mortgage Loans as of the last day of the related Due Period, equals or exceeds 10.00%; or (b) the quotient (expressed as a percentage) of (1) the rolling three-month average of the aggregate unpaid principal balance of Group II Mortgage Loans delinquent 60 or more days as of the last day of the related Due Period, divided by (2) the aggregate unpaid principal balance of the Group II Mortgage Loans as of the last day of the related Due Period, equals or exceeds 10.00%.

                  "Depositor": New Century Mortgage Securities, Inc., a Delaware corporation, or its successor in interest.

                  "Depository": The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository, for purposes of registering those Certificates that are to be Book-Entry Certificates, is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

                  "Depository Institution": Any depository institution or trust company, including the Trustee that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations (or, in the case of a depository institution that is the principal subsidiary of a holding company, such holding company has unsecured commercial paper or other short-term unsecured debt obligations) that are rated at least P-1 by Moody's and A-1+ by S&P.

                  "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  "Determination Date": With respect to each Distribution Date, the 15th day of the calendar month in which such Distribution Date occurs or, if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day.

                  "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by REMIC I-A, REMIC I-B or REMIC I-C other than through an Independent Contractor; provided, however, that the Trustee (or either Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or either Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

                  "Disqualified Organization": Any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" and (vi) any other Person as set forth in an Opinion of Counsel delivered to the Trustee and the Depositor to the effect that the holding of an Ownership Interest in a Residual Certificate by such Person may cause any of Trust REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  "Distribution Account": The trust account or accounts created and maintained by the Trustee pursuant to Section 3.10(b), which shall be entitled "Deutsche Bank National Trust Company, as Trustee, in trust for the registered holders of New Century Home Equity Loan Trust, Series 2004-A, Asset Backed Pass-Through Certificates." The Distribution Account must be an Eligible Account.

                  "Distribution Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in August 2004.

                  "Due Date": With respect to each Distribution Date, the first day of the calendar month in which such Distribution Date occurs, which is generally the day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

                  "Due Period": With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the related Due Date.

                  "Effective Date": As defined in Section 3.13 hereof.

                  "Eligible Account": Any of (i) an account or accounts maintained with a Depository Institution or (ii) a segregated, non-interest bearing trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity. Eligible Accounts may bear interest.

                  "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

                  "Estate in Real Property": A fee simple estate in a parcel of land.

                  "Expense Adjusted Maximum Mortgage Rate": With respect to any Group III Mortgage Loan (or the related REO Property), as of any date of determination, a per annum rate of interest equal to the applicable Maximum Mortgage Rate thereon as of the close of business on the first day of the calendar month preceding the month in which the Distribution Date occurs minus the sum of (i) the Trustee Fee Rate and (ii) the Servicing Fee Rate.

                  "Expense Adjusted Mortgage Rate": With respect to any Mortgage Loan (or the related REO Property), as of any date of determination, a per annum rate of interest equal to the applicable Mortgage Rate thereon as of the close of business on the first day of the calendar month preceding the month in which the Distribution Date occurs minus the sum of (i) the Trustee Fee Rate and (ii) the Servicing Fee Rate.

                  "Extraordinary Trust Fund Expense": Any amounts reimbursable to the Trustee or any director, officer, employee or agent of the Trustee from the Trust Fund pursuant to Section 8.05 or Section 10.01(c), any amounts payable from the Distribution Account in respect of taxes pursuant to Section 10.01(g)(iii) and any costs incurred by the Trustee endorsing any Mortgage Notes delivered in blank under Section 2.01 or recording the Assignments pursuant to
Section 2.01 (to the extent the Seller is unable to pay such costs).

                  "Fannie Mae": Fannie Mae, formally known as the Federal National Mortgage Association, or any successor thereto.

                  "FDIC": Federal Deposit Insurance Corporation or any successor thereto.

                  "Final Stated Maturity Date": The Distribution Date in August 2034.

                  "Final Recovery Determination": With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller, the Depositor or either Servicer pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 9.01), a determination made by the related Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which such Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. Each Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

                  "Fixed Rate Certificates": The Group I Class A Certificates (other than the Class A-I-1 Certificates), the Group II Class A Certificates (other than the Class A-II-1 Certificates), the Group I Mezzanine Certificates and the Group II Mezzanine Certificates.

                  "Floating Rate Certificates": The Class A-I-1 Certificates, the Class A-II-1 Certificates, the Group III Class A Certificates and the Group III Mezzanine Certificates.

                  "Formula Rate": For any Distribution Date and the Class A-I-1 Certificates and the Class A-II-1 Certificates, One-Month LIBOR plus the related Certificate Margin. For any Distribution Date and the Group III Class A Certificates and the Group III Mezzanine Certificates, the lesser of (i) One-Month LIBOR plus the related Certificate Margin and (ii) the Maximum Cap Rate.

                  "Freddie Mac": Freddie Mac, formally known as the Federal Home Loan Mortgage Corporation, or any successor thereto.

                  "GMAC": GMAC Mortgage Corporation, or any successor Servicer of the Group I Mortgage Loans and the Group II Mortgage Loans appointed as herein provided, in its capacity as a Servicer hereunder.

                  "Gross Margin": With respect to each Group III Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Group III Mortgage Loan.

                  "Group I Available Distribution Amount": With respect to any Distribution Date, an amount equal to (1) the sum of (a) the aggregate of the amounts on deposit in the related Collection Account and Distribution Account as of the close of business on the related Determination Date with respect to the Group I Mortgage Loans, (b) the aggregate of any amounts received in respect of an REO Property in Loan Group I withdrawn from any REO Account and deposited in the Distribution Account for such Distribution Date pursuant to Section 3.23,
(c) the aggregate of any amounts deposited in the Distribution Account by the related Servicer in respect of Prepayment Interest Shortfalls on the Group I Mortgage Loans for such Distribution Date pursuant to Section 3.24, (d) the aggregate of any P&I Advances made by the related Servicer on the Group I Mortgage Loans for such Distribution Date pursuant to Section 4.03 and (e) the aggregate of any P&I Advances or Servicing Advances made on the Group I Mortgage Loans by the Trustee as a successor Servicer or any other successor Servicer for such Distribution Date pursuant to Section 7.02, reduced (to not less than zero), by (2) the portion of the amount described in clause (1)(a) above that represents (i) Monthly Payments on the Group I Mortgage Loans received from a Mortgagor on or prior to the Determination Date but due during any Due Period subsequent to the related Due Period, (ii) Principal Prepayments on the Group I Mortgage Loans received after the related Prepayment Period (together with any interest payments received with such Principal Prepayments to the extent they represent the payment of interest accrued on the Group I Mortgage Loans during a period subsequent to the related Prepayment Period), (iii) Liquidation Proceeds and Insurance Proceeds received in respect of the Group I Mortgage Loans after the related Prepayment Period, (iv) amounts reimbursable or payable to the Depositor, the related Servicer, the Trustee, the Seller or any Sub-Servicer pursuant to Section 3.11 or Section 3.12 or otherwise payable in respect of Extraordinary Trust Fund Expenses, (v) the Trustee Fee in respect of the Group I Mortgage Loans payable from the Distribution Account pursuant to Section 8.05,
(vi) amounts deposited in the related Collection Account or the Distribution Account with respect to the Group I Mortgage Loans in error and (vii) the amount of any Prepayment Charges collected by the related Servicer in connection with the Principal Prepayment of any of the Group I Mortgage Loans or any Servicer Prepayment Charge Payment Amount with respect to the Group I Mortgage Loans.

                  "Group I Class A Certificates": The Class A-I-1 Certificates, the Class A-I-2 Certificates, the Class A-I-3 Certificates, the Class A-I-4 Certificates, the Class A-I-5 Certificates, the Class A-I-6 Certificates, the Class A-I-7 Certificates, the Class A-I-8 Certificates and the Class A-I-9 Certificates.

                  "Group I Class A Principal Distribution Amount": With respect to any Distribution Date, the excess of (x) the aggregate Certificate Principal Balance of the Group I Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 72.00% and (ii) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period minus $3,637,741.

                  "Group I Credit Enhancement Percentage": For any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of the aggregate Certificate Principal Balance of the Group I Mezzanine Certificates and the Class CE-I Certificates calculated after taking into account payments of principal on the Group I Mortgage Loans and distribution of the Group I Principal Distribution Amount to the Certificates then entitled to distributions of principal on such Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of the Group I Mortgage Loans.

                  "Group I Delinquency Percentage": As of the last day of the related Due Period, the percentage equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of all Group I Mortgage Loans that, as of the last day of the previous calendar month, are 60 or more days delinquent, are in foreclosure, have been converted to REO Properties or are in bankruptcy (and delinquent 60 days or more), and the denominator of which is the aggregate Stated Principal Balance of the Group I Mortgage Loans and REO Properties in Loan Group I as of the last day of the previous calendar month; provided, however, that any Mortgage Loan purchased by the related Servicer pursuant to Section 3.16(c) shall not be included in either the numerator or the denominator for purposes of calculating the Group I Delinquency Percentage.

                  "Group I Excess Overcollateralized Amount": With respect to the Group I Class A Certificates and the Group I Mezzanine Certificates and any Distribution Date, the excess, if any, of (i) the Group I Overcollateralized Amount for such Distribution Date (calculated for this purpose only after assuming that 100% of the sum of the Group I Principal Remittance Amount on such Distribution Date has been distributed) over (ii) the Group I Overcollateralization Target Amount for such Distribution Date.

                  "Group I Initial Deposit": With respect to the Closing Date, the cash deposited by the Depositor with respect to the Group I Principal Remittance Amount pursuant to Section 3.10(g).

                  "Group I Interest Remittance Amount": With respect to any Distribution Date, that portion of the Available Distribution Amount for such Distribution Date allocable to interest on the Group I Mortgage Loans. With respect to the first Distribution Date, the Group I Interest Remittance Amount will also include $11,237.42 deposited on the Closing Date pursuant to Section 3.10(g).

                  "Group I Marker Rate": With respect to the Class CE-I Certificates and any Distribution

Date, a per annum rate equal to two (2) times the weighted average of the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAI1, REMIC II Regular Interest II-LTAI2, REMIC II Regular Interest II-LTAI3, REMIC II Regular Interest II-LTAI4, REMIC II Regular Interest II-LTAI5, REMIC II Regular Interest II-LTAI6, REMIC II Regular Interest II-LTAI7, REMIC II Regular Interest II-LTAI8, REMIC II Regular Interest II-LTAI9, REMIC II Regular Interest II-LTMI1, REMIC II Regular Interest II-LTMI2, REMIC II Regular Interest II-LTB1 and REMIC II Regular Interest II-LTZZ1, with the rate on each such REMIC II Regular Interest (other than REMIC II Regular Interest II-LTZZ1) subject to a cap equal to the related Pass-Through Rate for the Corresponding Certificate for the purpose of this calculation for such Distribution Date and with the rate on REMIC II Regular Interest II-LTZZ1 subject to a cap of zero for the purpose of this calculation; provided, however, that for this purpose, calculations of the REMIC II Remittance Rate and the related cap with respect to REMIC II Regular Interest II-LTAI1 shall be multiplied by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Accrual Period.

                  "Group I Mezzanine Certificates": The Class M-I-1 Certificates, the Class M-I-2 Certificates and the Class B-I Certificates.

                  "Group I Mortgage Loan": Each of the Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate that is fixed for the life of the Mortgage Loan and having a principal balance at origination that conforms with Fannie Mae and Freddie Mac loan limits.

                  "Group I Net Monthly Excess Cashflow": With respect to any Distribution Date, the sum of (i) any Group I Overcollateralization Reduction Amount for such Distribution Date and (ii) the excess of (x) the Group I Available Distribution Amount for such Distribution Date over (y) the sum for such Distribution Date of (A) the Senior Interest Distribution Amount payable to the holders of the Group I Class A Certificates and the Class M-I-1 Certificates and the Interest Distribution Amount payable to the holders of the Group I Mezzanine Certificates (other than the Class M-I-1 Certificates), (B) any amounts paid to the Certificate Insurer or the Guarantor from the Group I Interest Remittance Amount, (C) any amounts distributed to the holders of the Group II Class A Certificates and the Group III Class A Certificates from the Group I Interest Remittance Amount and (D) the Group I Principal Remittance Amount.

                  "Group I Net WAC Rate Carryover Reserve Account": The account established and maintained pursuant to Section 3.28.

                  "Group I Overcollateralization Increase Amount": With respect to any Distribution Date, the lesser of (a) the amount of Accrued Certificate Interest distributable on the Class CE-I Certificates on such Distribution Date as reduced by Realized Losses allocated thereto with respect to such Distribution Date pursuant to Section 4.04 and (b) the excess, if any, of (a) the Group I Overcollateralization Target Amount applicable to such Distribution Date over (b) the Group I Overcollateralized Amount applicable to such Distribution Date (calculated for this purpose only after assuming that 100% of the Group I Principal Remittance Amount on such Distribution Date has been distributed).

                  "Group I Overcollateralization Reduction Amount": With respect to any Distribution Date, an amount equal to the lesser of (a) the Group I Excess Overcollateralized Amount and (b) the Group I Principal Remittance Amount.

                  "Group I Overcollateralization Target Amount": With respect to any Distribution Date (a) prior to the Group I Stepdown Date, an amount equal to 3.00% of the sum of the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the Cut-off Date and the Group I Initial Deposit; (b) on or after the Group I Stepdown Date provided a Group I Trigger Event is not in effect, the greater of (i) 6.00% of the then current aggregate outstanding Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period and (ii) $3,367,741; and (c) on or after the Group I Stepdown Date and if a Group I Trigger Event is in effect, the Group I Overcollateralization Target Amount for the immediately preceding Distribution Date.

                  "Group I Overcollateralized Amount": With respect to any Distribution Date, the excess, if any, of (a) the sum of the aggregate Stated Principal Balances of the Group I Mortgage Loans and REO Properties in Loan Group I as of the last day of the related Due Period and the Group I Initial Deposit over (b) the sum of the aggregate Certificate Principal Balance of the Group I Class A Certificates, the Group I Mezzanine Certificates and the Class P-I Certificates after giving effect to distributions to be made on such Distribution Date.

                  "Group I Principal Distribution Amount": With respect to any Distribution Date, the sum of (i) the principal portion of each Monthly Payment on the Group I Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date; (ii) the Stated Principal Balance of any Group I Mortgage Loan that was purchased during the related Prepayment Period pursuant to or as contemplated by Section 2.03,
Section 3.16(c) or Section 9.01 and the amount of any shortfall deposited in the related Collection Account in connection with the substitution of a Deleted Mortgage Loan in Loan Group I pursuant to Section 2.03 during the related Prepayment Period; (iii) the principal portion of all other unscheduled collections (including, without limitation, Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries and REO Principal Amortization) received during the related Prepayment Period on the Group I Mortgage Loans, net of any portion thereof that represents a recovery of principal for which an advance was made by the related Servicer pursuant to
Section 4.03 in respect of a preceding Distribution Date; and (iv) the amount of any Group I Overcollateralization Increase Amount for such Distribution Date MINUS (v) the the amount of any Group I Overcollateralization Reduction Amount for such Distribution Date.

                  "Group I Principal Remittance Amount": With respect to any Distribution Date, the sum of the amounts set forth in clauses (i) through (iii) of the definition of Group I Principal Distribution Amount. With respect to the first Distribution Date, the Group I Principal Remittance Amount will also include the Group I Initial Deposit.

                  "Group I Stepdown Date": The earlier to occur of (i) the Distribution Date on which the aggregate Certificate Principal Balance of the Group I Class A Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date occurring in August 2007 and (b) the first Distribution Date on which the Group I Credit Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Group I Mortgage Loans but prior to any distribution of the Group I Principal Distribution Amount on the Certificates then entitled to distributions of principal on such Distribution Date) is equal to or greater than 28.00%.

                  "Group I Trigger Event": A Group I Trigger Event is in effect with respect to any Distribution Date on or after the Group I Stepdown Date if:

                  (a) the Group I Delinquency Percentage exceeds 50.00% of the then current Group I Credit Enhancement Percentage for the prior Distribution Date or

                  (b) the aggregate amount of Realized Losses on the Group I Mortgage Loans incurred since the Cut-off Date through the last day of the related Due Period (reduced by the aggregate amount of Subsequent Recoveries received on the Group I Mortgage Loans since the Cut-off Date through the last day of the related Due Period) divided by the sum of the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the Cut-off Date and the Group I Initial Deposit exceeds the applicable percentages set forth below with respect to such Distribution Date:



       DISTRIBUTION DATE OCCURRING IN              PERCENTAGE
       ------------------------------              ----------
August 2007 through July 2008                         1.25%
August 2008 through July 2009                         2.00%
August 2009 through July 2010                         2.75%
August 2010 through July 2011                         3.25%

                  "Group II Available Distribution Amount": With respect to any Distribution Date, an amount equal to (1) the sum of (a) the aggregate of the amounts on deposit in the related Collection Account and Distribution Account as of the close of business on the related Determination Date with respect to the Group II Mortgage Loans, (b) the aggregate of any amounts received in respect of an REO Property in Loan Group II withdrawn from any REO Account and deposited in the Distribution Account for such Distribution Date pursuant to Section 3.23,
(c) the aggregate of any amounts deposited in the Distribution Account by the related Servicer in respect of Prepayment Interest Shortfalls on the Group II Mortgage Loans for such Distribution Date pursuant to Section 3.24, (d) the aggregate of any P&I Advances made by the related Servicer on the Group II Mortgage Loans for such Distribution Date pursuant to Section 4.03 and (e) the aggregate of any P&I Advances or Servicing Advances made on the Group II Mortgage Loans by the Trustee as a successor Servicer or any other successor Servicer for such Distribution Date pursuant to Section 7.02, reduced (to not less than zero), by (2) the portion of the amount described in clause (1)(a) above that represents (i) Monthly Payments on the Group II Mortgage Loans received from a Mortgagor on or prior to the Determination Date but due during any Due Period subsequent to the related Due Period, (ii) Principal Prepayments on the Group II Mortgage Loans received after the related Prepayment Period (together with any interest payments received with such Principal Prepayments to the extent they represent the payment of interest accrued on the Group II Mortgage Loans during a period subsequent to the related Prepayment Period),
(iii) Liquidation Proceeds and Insurance Proceeds received in respect of the Group II Mortgage Loans after the related Prepayment Period, (iv) amounts reimbursable or payable to the Depositor, the related Servicer, the Trustee, the Seller or any Sub- Servicer pursuant to Section 3.11 or Section 3.12 or otherwise payable in respect of Extraordinary Trust

Fund Expenses, (v) the Trustee Fee in respect of the Group II Mortgage Loans payable from the Distribution Account pursuant to Section 8.05, (vi) amounts deposited in the related Collection Account or the Distribution Account with respect to the Group II Mortgage Loans in error and (vii) the amount of any Prepayment Charges collected by the related Servicer in connection with the Principal Prepayment of any of the Group II Mortgage Loans or any Servicer Prepayment Charge Payment Amount with respect to the Group II Mortgage Loans.

                  "Group II Class A Certificates": The Class A-II-1 Certificates, the Class A-II-2 Certificates, the Class A-II-3 Certificates, the Class A-II-4 Certificates, the Class A-II-5 Certificates, the Class A-II-6 Certificates, the Class A-II-7 Certificates, the Class A-II-8 Certificates and the Class A-II-9 Certificates.

                  "Group II Class A Principal Distribution Amount": With respect to any Distribution Date, the excess of (x) the aggregate Certificate Principal Balance of the Group II Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 90.00% and (ii) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period minus $2,381,160.

                  "Group II Credit Enhancement Percentage": For any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of the aggregate Certificate Principal Balance of the Group II Mezzanine Certificates and the Class CE-I Certificates calculated after taking into account payments of principal on the Group II Mortgage Loans and distribution of the Group II Principal Distribution Amount to the Certificates then entitled to distributions of principal on such Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of the Group II Mortgage Loans.

                  "Group II Delinquency Percentage": As of the last day of the related Due Period, the percentage equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of all Group II Mortgage Loans that, as of the last day of the previous calendar month, are 60 or more days delinquent, are in foreclosure, have been converted to REO Properties or are in bankruptcy (and Delinquent 60 days or more), and the denominator of which is the aggregate Stated Principal Balance of the Group II Mortgage Loans and REO Properties in Loan Group II as of the last day of the previous calendar month; provided, however, that any Mortgage Loan purchased by the related Servicer pursuant to Section 3.16(c) shall not be included in either the numerator or the denominator for purposes of calculating the Group II Delinquency Percentage.

                  "Group II Excess Overcollateralized Amount": With respect to the Group II Class A Certificates and the Group II Mezzanine Certificates and any Distribution Date, the excess, if any, of (i) the Group II Overcollateralized Amount for such Distribution Date (calculated for this purpose only after assuming that 100% of the sum of the Group II Principal Remittance Amount on such Distribution Date has been distributed) over (ii) the Group II Overcollateralization Target Amount for such Distribution Date.

                  "Group II Interest Remittance Amount": With respect to any Distribution Date, that portion of the Available Distribution Amount for such Distribution Date allocable to interest on the Group II Mortgage Loans.

                  "Group II Marker Rate": With respect to the Class CE-II Certificates and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAII1, REMIC II Regular Interest II-LTAII2, REMIC II Regular Interest II-LTAII3, REMIC II Regular Interest II-LTAII4, REMIC II Regular Interest II-LTAII5, REMIC II Regular Interest II-LTAII6, REMIC II Regular Interest II-LTAII7, REMIC II Regular Interest II-LTAII8, REMIC II Regular Interest II-LTAII9, REMIC II Regular Interest II-LTM2, REMIC II Regular Interest II-LTB2 and REMIC II Regular Interest II-LTZZ2, with the rate on each such REMIC II Regular Interest (other than REMIC II Regular Interest II-LTZZ2) subject to a cap equal to the related Pass-Through Rate for the Corresponding Certificate for the purpose of this calculation for such Distribution Date and with the rate on REMIC II Regular Interest II-LTZZ2 subject to a cap of zero for the purpose of this calculation; provided, however, that for this purpose, calculations of the REMIC II Remittance Rate and the related cap with respect to REMIC II Regular Interest IILTAII1 shall be multiplied by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Accrual Period.

                  "Group II Mezzanine Certificates": The Class M-II Certificates and the Class B-II Certificates.

                  "Group II Mortgage Loan": Each of the Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate that is fixed for the life of the Mortgage Loan and having a principal balance at origination that may or may not conform with Fannie Mae and Freddie Mac loan limits.

                  "Group II Net Monthly Excess Cashflow": With respect to any Distribution Date, the sum of (i) any Group II Overcollateralization Reduction Amount for such Distribution Date and (ii) the excess of (x) the Group II Available Distribution Amount for such Distribution Date over (y) the sum for such Distribution Date of (A) the Senior Interest Distribution Amount payable to the holders of the Group II Class A Certificates and the Interest Distribution Amount payable to the holders of the Group II Mezzanine Certificates, (B) any amounts paid to the Certificate Insurer or the Guarantor from the Group II Interest Remittance Amount, (C) any amounts distributed to the holders of the Group I Class A Certificates and the Group III Class A Certificates from the Group II Interest Remittance Amount and (D) the Group II Principal Remittance Amount.

                  "Group II Net WAC Rate Carryover Reserve Account": The account established and maintained pursuant to Section 3.28.

                  "Group II Overcollateralization Increase Amount": With respect to any Distribution Date, the lesser of (a) the amount of Accrued Certificate Interest distributable on the Class CE-I Certificates on such Distribution Date as reduced by Realized Losses allocated thereto with respect to such Distribution Date pursuant to Section 4.04 and (b) the excess, if any, of (a) the Group II Overcollateralization Target Amount applicable to such Distribution Date over (b) the Group II Overcollateralized Amount applicable to such Distribution Date (calculated for this purpose only after assuming that 100% of the Group II Principal Remittance Amount on such Distribution Date has been distributed).

                  "Group II Overcollateralization Reduction Amount": With respect to any Distribution Date, an amount equal to the lesser of (a) the Group II Excess Overcollateralized Amount and (b) the Group II Principal Remittance Amount.

                  "Group II Overcollateralization Target Amount": With respect to any Distribution Date (a) prior to the Group II Stepdown Date, an amount equal to 3.00% of the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the Cut-off Date; (b) on or after the Group II Stepdown Date provided a Group II Trigger Event is not in effect, the greater of (i) 6.00% of the then current aggregate outstanding Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period and (ii) $2,381,161; and (c) on or after the Group II Stepdown Date and if a Group II Trigger Event is in effect, the Group II Overcollateralization Target Amount for the immediately preceding Distribution Date.

                  "Group II Overcollateralized Amount": With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Group II Mortgage Loans and REO Properties in Loan Group II as of the last day of the related Due Period over (b) the sum of the aggregate Certificate Principal Balance of the Group II Class A Certificates, the Group II Mezzanine Certificates and the Class P-I Certificates after giving effect to distributions to be made on such Distribution Date.

                  "Group II Principal Distribution Amount": With respect to any Distribution Date, the sum of (i) the principal portion of each Monthly Payment on the Group II Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date; (ii) the Stated Principal Balance of any Group II Mortgage Loan that was purchased during the related Prepayment Period pursuant to or as contemplated by Section 2.03,
Section 3.16(c) or Section 9.01 and the amount of any shortfall deposited in the related Collection Account in connection with the substitution of a Deleted Mortgage Loan in Loan Group II pursuant to Section 2.03 during the related Prepayment Period; (iii) the principal portion of all other unscheduled collections (including, without limitation, Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries and REO Principal Amortization) received during the related Prepayment Period on the Group II Mortgage Loans, net of any portion thereof that represents a recovery of principal for which an advance was made by the related Servicer pursuant to
Section 4.03 in respect of a preceding Distribution Date; and (iv) the amount of any Group II Overcollateralization Increase Amount for such Distribution Date MINUS (v) the amount of any Group II Overcollateralization Reduction Amount for such Distribution Date.

                  "Group II Principal Remittance Amount": With respect to any Distribution Date, the sum of the amounts set forth in clauses (i) through (iii) of the definition of Group II Principal Distribution Amount.

                  "Group II Stepdown Date": The earlier to occur of (i) the Distribution Date on which the aggregate Certificate Principal Balance of the Group II Class A Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date occurring in August 2007 and (b) the first Distribution Date on which the Group II Credit Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Group II Mortgage Loans but prior to any distribution of the Group II Principal Distribution Amount on the Certificates then entitled to distributions of principal on such Distribution Date) is equal to or greater than 10.00%.

                  "Group II Trigger Event": A Group II Trigger Event is in effect with respect to any Distribution Date on or after the Group II Stepdown Date if:

                  (a) the Group II Delinquency Percentage exceeds 50.00% of the then current Group II Credit Enhancement Percentage for the prior Distribution Date or

                  (b) the aggregate amount of Realized Losses on the Group II Mortgage Loans incurred since the Cut-off Date through the last day of the related Due Period (reduced by the aggregate amount of Subsequent Recoveries received on the Group II Mortgage Loans since the Cut-off Date through the last day of the related Due Period) divided by aggregate Stated Principal Balance of the Group II Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:



       DISTRIBUTION DATE OCCURRING IN              PERCENTAGE
       ------------------------------              ----------
August 2007 through July 2008                         1.25%
August 2008 through July 2009                         2.00%
August 2009 through July 2010                         2.75%
August 2010 through July 2011                         3.25%

                  "Group III-A Allocation Percentage": With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is (x) the Group III-A Principal Remittance Amount for such Distribution Date and the denominator of which is (y) the Group III Principal Remittance Amount for such Distribution Date.

                  "Group III-A Initial Deposit": With respect to the Closing Date, the cash deposited by the Depositor with respect to the Group III-A Principal Remittance Amount pursuant to Section 3.10(g).

                  "Group III-A Interest Remittance Amount": With respect to any Distribution Date, that portion of the Available Distribution Amount for such Distribution Date allocable to interest on the Group III-A Mortgage Loans. With respect to the first Distribution Date, the Group III-A Interest Remittance Amount will also include $2,850.38 deposited on the Closing Date pursuant to
Section 3.10(g).

                  "Group III-A Mortgage Loan": Each of the Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate that is adjustable and having a principal balance at origination that conforms with Fannie Mae and Freddie Mac loan limits.

                  "Group III-A Principal Distribution Amount": With respect to any Distribution Date, the sum of (i) the principal portion of each Monthly Payment on the Group III-A Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date; (ii) the

Stated Principal Balance of any Group III-A Mortgage Loan that was purchased during the related Prepayment Period pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 9.01 and the amount of any shortfall deposited in the related Collection Account in connection with the substitution of a Deleted Mortgage Loan in Loan Group III-A pursuant to Section 2.03 during the related Prepayment Period; (iii) the principal portion of all other unscheduled collections (including, without limitation, Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries and REO Principal Amortization) received during the related Prepayment Period on the Group III-A Mortgage Loans, net of any portion thereof that represents a recovery of principal for which an advance was made by the related Servicer pursuant to
Section 4.03 in respect of a preceding Distribution Date; and (iv) the Group III-A Allocation Percentage of the amount of any Group III Overcollateralization Increase Amount for such Distribution Date MINUS (v) the Group III-A Allocation Percentage of the amount of any Group III Overcollateralization Reduction Amount for such Distribution Date.

                  "Group III-A Principal Remittance Amount": With respect to any Distribution Date, the sum of the amounts set forth in clauses (i) through (iii) of the definition of Group III-A Principal Distribution Amount. With respect to the first Distribution Date, the Group III-A Principal Remittance Amount will also include the Group III-A Initial Deposit.

                  "Group III-B Allocation Percentage": With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is (x) the Group III-B Principal Remittance Amount for such Distribution Date and the denominator of which is (y) the Group III Principal Remittance Amount for such Distribution Date.

                  "Group III-B Certificates": The Class A-III-B1 Certificates and the Class A-III-B2 Certificates.

                  "Group III-B Initial Deposit": With respect to the Closing Date, the cash deposited by the Depositor with respect to the Group III-B Principal Remittance Amount pursuant to Section 3.10(g)

                  "Group III-B Interest Remittance Amount": With respect to any Distribution Date, that portion of the Available Distribution Amount for such Distribution Date allocable to interest on the Group III-B Mortgage Loans. With respect to the first Distribution Date, the Group III-B Interest Remittance Amount will also include $2,224.06 deposited on the Closing Date pursuant to
Section 3.10(g).

                  "Group III-B Mortgage Loan": Each of the Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate that is adjustable and having a principal balance at origination that may or may not conform with Fannie Mae and Freddie Mac loan limits.

                  "Group III-B Principal Distribution Amount": With respect to any Distribution Date, the sum of (i) the principal portion of each Monthly Payment on the Group III-B Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date; (ii) the Stated Principal Balance of any Group III-B Mortgage Loan that was purchased during the related Prepayment Period pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 9.01 and the amount of any shortfall deposited in the related Collection Account in connection with the substitution of a Deleted Mortgage Loan in Loan Group III-B pursuant to Section 2.03 during the related Prepayment Period; (iii) the principal portion of all other unscheduled collections (including, without limitation, Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries and REO Principal Amortization) received during the related Prepayment Period on the Group III-B Mortgage Loans, net of any portion thereof that represents a recovery of principal for which an advance was made by the related Servicer pursuant to Section 4.03 in respect of a preceding Distribution Date; and (iv) the Group III-B Allocation Percentage of the amount of any Group III Overcollateralization Increase Amount for such Distribution Date MINUS (v) the Group III-B Allocation Percentage of the amount of any Group III Overcollateralization Reduction Amount for such Distribution Date.

                  "Group III-B Principal Remittance Amount": With respect to any Distribution Date, the sum of the amounts set forth in clauses (i) through (iii) of the definition of Group III-B Principal Distribution Amount. With respect to the first Distribution Date, the Group III-B Principal Remittance Amount will also include the Group III-B Initial Deposit.

                  "Group III Available Distribution Amount": With respect to any Distribution Date, an amount equal to (1) the sum of (a) the aggregate of the amounts on deposit in the related Collection Account and Distribution Account as of the close of business on the related Determination Date with respect to the Group III Mortgage Loans, (b) the aggregate of any amounts received in respect of an REO Property in Loan Group III withdrawn from any REO Account and deposited in the Distribution Account for such Distribution Date pursuant to
Section 3.23, (c) the aggregate of any amounts deposited in the Distribution Account by the related Servicer in respect of Prepayment Interest Shortfalls on the Group III Mortgage Loans for such Distribution Date pursuant to Section 3.24, (d) the aggregate of any P&I Advances made by the related Servicer on the Group III Mortgage Loans for such Distribution Date pursuant to Section 4.03 and
(e) the aggregate of any P&I Advances or Servicing Advances made on the Group III Mortgage Loans by the Trustee as a successor Servicer or any other successor Servicer for such Distribution Date pursuant to Section 7.02, reduced (to not less than zero), by (2) the portion of the amount described in clause (1)(a) above that represents (i) Monthly Payments on the Group III Mortgage Loans received from a Mortgagor on or prior to the Determination Date but due during any Due Period subsequent to the related Due Period, (ii) Principal Prepayments on the Group III Mortgage Loans received after the related Prepayment Period (together with any interest payments received with such Principal Prepayments to the extent they represent the payment of interest accrued on the Group III Mortgage Loans during a period subsequent to the related Prepayment Period),
(iii) Liquidation Proceeds and Insurance Proceeds received in respect of the Group III Mortgage Loans after the related Prepayment Period, (iv) amounts reimbursable or payable to the Depositor, the related Servicer, the Trustee, the Seller or any Sub-Servicer pursuant to Section 3.11 or Section 3.12 or otherwise payable in respect of Extraordinary Trust Fund Expenses, (v) the Trustee Fee in respect of the Group III Mortgage Loans payable from the Distribution Account pursuant to Section 8.05, (vi) amounts deposited in the related Collection Account or the Distribution Account with respect to the Group III Mortgage Loans in error and (vii) the amount of any Prepayment Charges collected by the related Servicer in connection with the Principal Prepayment of any of the Group III Mortgage Loans or any Servicer Prepayment Charge Payment Amount with respect to the Group III Mortgage Loans.

                  "Group III Cap Contract": The cap contract between the Trustee and the counterparty thereunder for the benefit of the Holders of the Group III Class A Certificates and the Group III Mezzanine Certificates.

                  "Group III Class A Certificates": The Class A-III-A Certificates, the Class A-III-B1 Certificates and the Class A-III-B2 Certificates.

                  "Group III Class A Principal Distribution Amount": With respect to any Distribution Date, the excess of (x) the aggregate Certificate Principal Balance of the Group III Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 92.00% and
(ii) the aggregate Stated Principal Balance of the Group III Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Group III Mortgage Loans as of the last day of the related Due Period minus $2,378,082.

                  "Group III Credit Enhancement Percentage": For any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of the aggregate Certificate Principal Balance of the Group III Mezzanine Certificates and the Class CE-III Certificates calculated after taking into account payments of principal on the Group II Mortgage Loans and distribution of the Group III Principal Distribution Amount to the Certificates then entitled to distributions of principal on such Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of the Group III Mortgage Loans.

                  "Group III Delinquency Percentage": As of the last day of the related Due Period, the percentage equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of all Group III Mortgage Loans that, as of the last day of the previous calendar month, are 60 or more days delinquent, are in foreclosure, have been converted to REO Properties or are in bankruptcy (and Delinquent 60 days or more), and the denominator of which is the aggregate Stated Principal Balance of the Group III Mortgage Loans and REO Properties in Loan Group III as of the last day of the previous calendar month; provided, however, that any Mortgage Loan purchased by the related Servicer pursuant to Section 3.16(c) shall not be included in either the numerator or the denominator for purposes of calculating the Group III Delinquency Percentage.

                  "Group III Excess Overcollateralized Amount": With respect to the Group III Class A Certificates and the Group III Mezzanine Certificates and any Distribution Date, the excess, if any, of (i) the Group III Overcollateralized Amount for such Distribution Date (calculated for this purpose only after assuming that 100% of the Group III Principal Remittance Amount on such Distribution Date has been distributed) over (ii) the Group III Overcollateralization Target Amount for such Distribution Date.

                  "Group III Marker Rate": With respect to the Class CE-III Certificates and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAIII1, REMIC II Regular Interest II-LTAIII2, REMIC II Regular Interest II-LTAIII3, REMIC II Regular Interest II-LTM3, REMIC II Regular Interest II-LTB3 and REMIC II Regular Interest II-LTZZ3, with the rate on each such REMIC II Regular Interest (other than REMIC II Regular Interest II-LTZZ3) subject to a cap equal to the related Pass-Through Rate for the Corresponding Certificate for the purpose of this calculation for such Distribution Date and with the rate on REMIC II Regular Interest II-LTZZ3 subject to a cap of zero for the purpose of this calculation; provided, however, that for this purpose, calculations of the REMIC II Remittance Rate and the related caps with respect to each such REMIC II Regular Interest (other than REMIC II Regular Interest II- LTZZ3) shall be multiplied by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Accrual Period.

                  "Group III Mezzanine Certificates": The Class M-III Certificates and the Class B-III Certificates.

                  "Group III Mortgage Loan": The Group III-A Mortgage Loans and the Group III-B Mortgage Loans.

                  "Group III Net Monthly Excess Cashflow": With respect to any Distribution Date, the sum of (i) any Group III Overcollateralization Reduction Amount for such Distribution Date and (ii) the excess of (x) the Group III Available Distribution Amount for such Distribution Date over (y) the sum for such Distribution Date of (A) the Senior Interest Distribution Amount payable to the holders of the Group III Class A Certificates and the Interest Distribution Amount payable to the holders of the Group III Mezzanine Certificates, (B) any amounts paid to the Certificate Insurer or the Guarantor from the Group III-A Interest Remittance Amount and the Group III-B Interest Remittance Amount, (C) any amount distributed to the Holders of the Group I Class A Certificates and the Group II Class A Certificates from the Group III-A Interest Remittance Amount or the Group III-B Interest Remittance Amount and (D) the Group III Principal Remittance Amount.

                  "Group III Net WAC Rate Carryover Reserve Account": The account established and maintained pursuant to Section 3.28.

                  "Group III Overcollateralization Increase Amount": With respect to any Distribution Date, the lesser of (a) the amount of Accrued Certificate Interest distributable on the Class CE-III Certificates on such Distribution Date as reduced by Realized Losses allocated thereto with respect to such Distribution Date pursuant to Section 4.04 and (b) the excess, if any, of (a) the Group III Overcollateralization Target Amount applicable to such Distribution Date over (b) the Group III Overcollateralized Amount applicable to such Distribution Date (calculated for this purpose only after assuming that 100% of the Group III Principal Remittance Amount on such Distribution Date has been distributed).

                  "Group III Overcollateralization Reduction Amount": With respect to any Distribution Date, an amount equal to the lesser of (a) the Group III Excess Overcollateralized Amount and (b) the Group III Principal Remittance Amount.

                  "Group III Overcollateralization Target Amount": With respect to any Distribution Date (a) prior to the Group III Stepdown Date, an amount equal to 1.50% of the sum of the aggregate Stated Principal Balance of the Group III Mortgage Loans as of the Cut-off Date, the Group III-A Initial Deposit and the Group III-B Initial Deposit ; (b) on or after the Group III Stepdown Date provided a Group III

Trigger Event is not in effect, the greater of (i) 3.00% of the then current aggregate outstanding Stated Principal Balance of the Group III Mortgage Loans as of the last day of the related Due Period and (ii) $2,378,082; and (c) on or after the Group III Stepdown Date and if a Group III Trigger Event is in effect, the Group III Overcollateralization Target Amount for the immediately preceding Distribution Date.

                  "Group III Overcollateralized Amount": With respect to any Distribution Date, the excess, if any, of (a) the sum of the aggregate Stated Principal Balances of the Group III Mortgage Loans and REO Properties in Loan Group III as of the last day of the related Due Period, the Group III-A Initial Deposit and the Group III-B Initial Deposit over (b) the sum of the aggregate Certificate Principal Balance of the Group III Class A Certificates, the Group III Mezzanine Certificates and the Class P-III Certificates after giving effect to distributions to be made on such Distribution Date.

                  "Group III Principal Remittance Amount": With respect to any Distribution Date, the sum of (i) the Group III-A Principal Remittance Amount and (ii) the Group III-B Principal Remittance Amount.


                  "Group III Stepdown Date": The earlier to occur of (i) the Distribution Date on which the aggregate Certificate Principal Balance of the Group III Class A Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date occurring in August 2007 and (b) the first Distribution Date on which the Group III Credit Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Group III Mortgage Loans but prior to any distribution of the Group III-A Principal Distribution Amount and the Group III-B Principal Distribution Amount on the Certificates then entitled to distributions of principal on such Distribution Date) is equal to or greater than 10.00%.

                  "Group III Trigger Event": A Group III Trigger Event is in effect with respect to any Distribution Date on or after the Group III Stepdown Date if:

                  (a) the Group III Delinquency Percentage exceeds 40.00% of the then current Group III Credit Enhancement Percentage for the prior Distribution Date or

                  (b) the aggregate amount of Realized Losses on the Group III Mortgage Loans incurred since the Cut-off Date through the last day of the related Due Period (reduced by the aggregate amount of Subsequent Recoveries received on the Group III Mortgage Loans since the Cut-off Date through the last day of the related Due Period) divided by the sum of the aggregate Stated Principal Balance of the Group III Mortgage Loans as of the Cut-off Date, the Group III-A Initial Deposit and the Group III-B Initial Deposit exceeds the applicable percentages set forth below with respect to such Distribution Date:



       DISTRIBUTION DATE OCCURRING IN              PERCENTAGE
       ------------------------------              ----------
August 2007 through July 2008                         2.75%
August 2008 through July 2009                         4.50%
August 2009 through July 2010                         5.75%
August 2010 through July 2011                         6.00%

                  "Guaranteed  Certificates":  The Group I Class A Certificates.

                  "Guaranteed Interest Distribution Amount": With respect to any Distribution Date and the Guaranteed Certificates, the amount, if any, after giving effect to the distributions of the Group I Interest Remittance Amount, the Group II Interest Remittance Amount, the Group III-A Interest Remittance Amount and the Group III-B Interest Remittance Amount on such Distribution Date, by which the (i) the Senior Interest Distribution Amount payable on the Guaranteed Certificates for such Distribution Date exceeds (ii) the amount of interest actually distributed (without giving effect to any Guarantor Payment) to the Holders of the related Classes of Guaranteed Certificates on such Distribution Date.

                  "Guaranteed Principal Distribution Amount": With respect to
(a) any Distribution Date other than the Distribution Date in August 2034, the amount, if any, by which (i) the aggregate Certificate Principal Balance of the Guaranteed Certificates (after giving effect to all amounts distributable and allocable to principal on the Guaranteed Certificates but prior to giving effect to any Guarantor Payment on such Distribution Date) exceeds (ii) the aggregate Stated Principal Balance of the Group I Mortgage Loans (after giving effect to the principal portion of Monthly Payments due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (b) the Distribution Date in August 2034, the amount equal to the aggregate Certificate Principal Balance of the Guaranteed Certificates (after giving effect to all amounts distributable and allocable to principal on the Guaranteed Certificates, including any Insured Amount, but prior to giving effect to any Guarantor Payment on such Distribution
Date).

                  "Guarantor": Fannie Mae, or its successor in interest.

                  "Guarantor Deficiency Amount": With respect to any Distribution Date, the sum of (i) the Guaranteed Interest Distribution Amount and (ii) the Guaranteed Principal Distribution Amount.

                  "Guarantor Interest Reimbursement Amount": With respect to any Distribution Date, (i) the sum of any accrued but unpaid Guaranty Fees, not including the Guaranty Fee due on such Distribution Date, and (ii) the sum of all amounts paid by the Guarantor in respect of the Guaranteed Interest Distribution Amounts on all prior Distribution Dates to the extent not previously reimbursed.

                  "Guarantor Payment": Any payment made by the Guarantor in respect of a Guaranteed Interest Distribution Amount or a Guaranteed Principal Distribution Amount.

                  "Guarantor Principal Reimbursement Amount": With respect to any Distribution Date, the sum of all amounts paid by the Guarantor in respect of Guaranteed Principal Distribution Amounts on all prior Distribution Dates to the extent not previously reimbursed.

                  "Guarantor Reimbursement Amount": With respect to any Distribution Date, the sum of Guarantor Interest Reimbursement Amount and the Guarantor Principal Reimbursement Amount.

                  "Guaranty": The obligations of the Guarantor pursuant to
Section 4.09.

                  "Guaranty Fee": With respect to any Distribution Date and with respect to the Guaranteed Certificates, the fee payable to the Guarantor in respect of its services as Guarantor that accrues at the applicable Guaranty Fee Rate for such Guaranteed Certificates on a balance equal to the aggregate Certificate Principal Balance of the Guaranteed Certificates immediately prior to such Distribution Date computed on the basis of a 360-day year consisting of twelve 30-day months.

                  "Guaranty Fee Rate": The per annum rate set forth in a side letter of the Guarantor, addressed to the Trustee and the Seller.

                  "Highest Priority": As of any date of determination, the Class of Mezzanine Certificates then outstanding with a Certificate Principal Balance greater than zero, with the highest priority for payments pursuant to Section 4.01, in the following order of decreasing priority: (i) with respect to Subsequent Recoveries received on the Group I Mortgage Loans: Class M-I-1, Class M-I-2 and Class B-I, (ii) with respect to Subsequent Recoveries received on the Group II Mortgage Loans: Class M-II and Class B-II and (iii) with respect to Subsequent Recoveries received on the Group III Mortgage Loans: Class M-III and Class B-III.

                  "Indemnification Agreement": The Indemnification Agreement, dated August 2, 2004, between the Certificate Insurer and Bear, Stearns & Co. Inc.

                  "Indenture": An indenture relating to the issuance of notes backed by all or a portion of the Class CE Certificates, the Class P Certificates and/or the Residual Certificates.

                  "Independent": When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, each Servicer and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor, either Servicer or any Affiliate thereof, and (c) is not connected with the Depositor, either Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, either Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor, either Servicer or any Affiliate thereof, as the case may be.

                  "Independent Contractor": Either (i) any Person (other than the Servicers) that would be an "independent contractor" with respect to REMIC I-A, REMIC I-B or REMIC I-C within the meaning of Section 856(d)(3) of the Code if REMIC I-A, REMIC I-B or REMIC I-C were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class of Certificates), so long as REMIC I-A, REMIC I-B or REMIC I-C does not receive or derive any income from such Person and provided that the relationship between such Person and REMIC I-A, REMIC I-B or REMIC I-C is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Servicers) if the Trustee, the Guarantor and the Certificate Insurer has received an Opinion of Counsel to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent

Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

                  "Index": With respect to each Group III Mortgage Loan and each related Adjustment Date, the average of the interbank offered rates for six-month or one-month United States dollar deposits in the London market as published in THE WALL STREET JOURNAL and as most recently available either (i) as of the first business day 45 days prior to such Adjustment Date or (ii) as of the first business day of the month preceding the month of such Adjustment Date, as specified in the related Mortgage Note.

                  "Information Circular": The Information Circular of the Depositor dated August 2, 2004, relating to the Guaranteed Certificates.

                  "Initial Deposit": The sum of (i) the Group I Initial Deposit,
(ii) the Group III-A Initial Deposit and (iii) the Group III-B Initial Deposit.

                  "Insurance Account": The account or accounts created and maintained pursuant to Section 4.08, which shall be entitled "Deutsche Bank National Trust Company, as Trustee, in trust for the registered holders of New Century Home Equity Loan Trust, Series 2004-A, Asset Backed Pass-Through Certificates." The Insurance Account must be an Eligible Account.

                  "Insurance Agreement": The Insurance and Indemnity Agreement, dated as of July 4, 2004, among the Certificate Insurer, the Trustee, the Trust, the Seller and the Depositor.

                  "Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the related Servicer would follow in servicing mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

                  "Insured Amount": The sum of (i) for any Distribution Date (including the Distribution Date occurring on the Final Stated Maturity Date) the excess, if any, of the Senior Interest Distribution Amount allocable to the Insured Certificates on such Distribution Date, over the Available Distribution Amount available on such Distribution Date to pay the Insured Certificates in accordance with Section 4.01, (ii) for any Distribution Date prior to the Final Stated Maturity Date, the Insured Certificate Principal Parity Amount, if any, for such Distribution Date, (iii) for the Distribution Date occurring on the Final Stated Maturity Date, or earlier termination of the Trust pursuant to
Article IX of this Agreement, the aggregate Certificate Principal Balance of the Insured Certificates (after giving effect to all distributions to be made thereon on such Distribution Date other than pursuant to the Policy), and (iv) any Preference Amount to be paid pursuant to the Policy on such Distribution Date.

                  "Insured Certificate Principal Parity Amount": With respect to any Distribution Date, the excess of (i) the aggregate Certificate Principal Balance of the Insured Certificates and the Group I Class A Certificates after giving effect to distributions of principal to be made on such Distribution Date (without regard to any payments of principal under the Policy) over (ii) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date.

                  "Insured Certificates": The Class M-I-1 Certificates, the Group II Class A Certificates and the Group III Class A Certificates.

                  "Interest Accrual Period": With respect to any Distribution Date and the Floating Rate Certificates, the period commencing on the Distribution Date of the month immediately preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, commencing on the Closing Date) and ending on the day preceding such Distribution Date. With respect to any Distribution Date and the Fixed Rate Certificates, the Class CE Certificates and the REMIC I Regular Interests, the one-month period ending on the last day of the calendar month preceding the month in which such Distribution Date occurs.

                  "Interest Carry Forward Amount": With respect to any Distribution Date and the Class A Certificates and the Mezzanine Certificates, the sum of (i) the amount, if any, by which (a) the Interest Distribution Amount for such Class of Certificates as of the immediately preceding Distribution Date exceeded (b) the actual amount distributed on such Class of Certificates in respect of interest on such immediately preceding Distribution Date, (ii) the amount of any Interest Carry Forward Amount for such Class of Certificates remaining unpaid from the previous Distribution Date and (iii) accrued interest on the sum of (i) and (ii) above calculated at the related Pass-Through Rate for the most recently ended Interest Accrual Period.

                  "Interest Determination Date": With respect to the Floating Rate Certificates, REMIC II Regular Interest II-LTAI1, REMIC II Regular Interest II-LTAII1, REMIC II Regular Interest II-LTAIII1, REMIC II Regular Interest II-LTAIII2, REMIC II Regular Interest II-LTAIII3, REMIC II Regular Interest II-LTM3 and REMIC II Regular Interest II-LTB3, and any Interest Accrual Period therefor, the second London Business Day preceding the commencement of such Interest Accrual Period.

                  "Interest Distribution Amount": With respect to any Distribution Date and any class of Class A Certificates, any Mezzanine Certificates and any Class CE Certificates, the aggregate Accrued Certificate Interest on the Certificates of such Class for such Distribution Date.

                  "Late Collections": With respect to any Mortgage Loan and any Due Period, all amounts received subsequent to the Determination Date immediately following such Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage
Note) but delinquent for such Due Period and not previously recovered.

                  "Late Payment Rate": The lesser of (a) the greater of (i) the per annum rate of interest publicly announced from time to time by Citibank, N.A. as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by Citibank, N.A.), and (ii) the then applicable highest rate of interest on the Insured Certificates and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates as determined by the Certificate Insurer. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year consisting of 360 days.

                  "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; or (iii) such Mortgage Loan is removed from REMIC I-A, REMIC I-B or REMIC I-C by reason of its being purchased, sold or replaced pursuant to or as contemplated by Section 2.03,
Section 3.16(c) or Section 9.01. With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from REMIC I-A, REMIC I-B or REMIC I-C by reason of its being purchased pursuant to Section 9.01.

                  "Liquidation Proceeds": The amount (other than Insurance Proceeds or amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the related Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a defaulted Mortgage Loan through a trustee's sale, foreclosure sale or otherwise, or (iii) the repurchase, substitution or sale of a Mortgage Loan or an REO Property pursuant to or as contemplated by Section 2.03, Section 3.16(c), Section 3.23 or Section 9.01.

                  "Loan Group": Loan Group I, Loan Group I, Loan Group II, Loan Group III-A or Loan Group III-B, as the context requires.

                  "Loan Group I": The group of Mortgage Loans identified in the Mortgage Loan Schedule as having been assigned to Loan Group I.

                  "Loan Group I": The group of Mortgage Loans identified in the Mortgage Loan Schedule as having been assigned to Loan Group I.

                  "Loan Group III-A": The group of Mortgage Loans identified in the Mortgage Loan Schedule as having been assigned to Loan Group III-A.

                  "Loan Group III-B": The group of Mortgage Loans identified in the Mortgage Loan Schedule as having been assigned to Loan Group III-B.

                  "Loan-to-Value Ratio": As of any date of determination, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at such date and the denominator of which is the Value of the related Mortgaged Property.

                  "Lockout Certificate Percentage": With respect to (i) the Class A-I-9 Certificates and any Distribution Date, the percentage equal to the Certificate Principal Balance of the Class A-I-9 Certificates immediately prior to such Distribution Date divided by the aggregate Certificate Principal Balance of the Group I Class A Certificates immediately prior to such Distribution Date and (ii) the Class A-II-9 Certificates and any Distribution Date, the percentage equal to the Certificate Principal Balance of the Class A-II-9 Certificates immediately prior to such Distribution Date divided by the aggregate Certificate Principal Balance of the Group II Class A Certificates immediately prior to such Distribution Date.

                  "Lockout Distribution Percentage": With respect to the Class A-I-9 Certificates and the Class A-II-9 Certificates and any Distribution Date, the indicated percentage of the Lockout Certificate Percentage for such Distribution Date:



      DISTRIBUTION DATE OCCURRING IN               PERCENTAGE
      ------------------------------               ----------
August 2004 through July 2007                          0%
August 2007 through July 2009                          45%
August 2009 through July 2010                          80%
August 2010 through July 2011                         100%
August 2011 and thereafter                            300%

                  "London Business Day": Any day on which banks in the City of London and New York are open and conducting transactions in United States dollars.

                  "Maximum Cap Rate": For any Distribution Date with respect to the Group III Class A Certificates and the Group III Mezzanine Certificates, a per annum rate equal to the product of (x) the weighted average of the Expense Adjusted Maximum Mortgage Rates of the Group III Mortgage Loans, weighted based on their Stated Principal Balances as of the first day of the calendar month preceding the month in which the Distribution Date occurs less the rate at which the premium payable to the Certificate Insurer is calculated multiplied by a fraction the numerator of which is the aggregate Certificate Principal Balance of the Group III Class A Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of the Group III Mortgage Loans as of the first day of the month preceding the month of such Distribution Date and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Interest Accrual Period.

                  "Maximum II-LTZZ1 Uncertificated Interest Deferral Amount":
With respect to any Distribution Date, the excess of (i) accrued interest at the REMIC II Remittance Rate applicable to REMIC II Regular Interest II-LTZZ1 for such Distribution Date on a balance equal to the Uncertificated Balance of REMIC II Regular Interest II-LTZZ1 minus the REMIC II Group I Overcollateralized Amount, in each case for such Distribution Date, over (ii) Uncertificated Interest on REMIC II Regular Interest II-LTAI1, REMIC II Regular Interest II-LTAI2, REMIC II Regular Interest II-LTAI3, REMIC II Regular Interest II-LTAI4, REMIC II Regular Interest II-LTAI5, REMIC II Regular Interest II-LTAI6, REMIC II Regular Interest II-LTAI7, REMIC II Regular Interest II-LTAI8, REMIC II Regular Interest II-LTAI9, REMIC II Regular Interest II-LTMI1, REMIC II Regular Interest II-LTMI2 and REMIC II Regular Interest II-LTB1 for such Distribution Date, with the rate on each such REMIC II Regular Interest subject to a cap equal to the Pass-Through Rate for the Corresponding Certificate; provided, however, that for this purpose, calculations of the REMIC II Remittance Rate and the related cap with respect to REMIC II

Regular Interest II-LTAI1 shall be multiplied by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Accrual Period.

                  "Maximum II-LTZZ2 Uncertificated Interest Deferral Amount":
With respect to any Distribution Date, the excess of (i) accrued interest at the REMIC II Remittance Rate applicable to REMIC II Regular Interest II-LTZZ2 for such Distribution Date on a balance equal to the Uncertificated Balance of REMIC II Regular Interest II-LTZZ2 minus the REMIC II Group II Overcollateralized Amount, in each case for such Distribution Date, over (ii) Uncertificated Interest on REMIC II Regular Interest II-LTAII1, REMIC II Regular Interest II-LTAII2, REMIC II Regular Interest II-LTAII3, REMIC II Regular Interest II-LTAII4, REMIC II Regular Interest II-LTAII5, REMIC II Regular Interest II-LTAII6, REMIC II Regular Interest II-LTAII7, REMIC II Regular Interest II-LTAII8, REMIC II Regular Interest II-LTAII9, REMIC II Regular Interest II-LTM2 and REMIC II Regular Interest II-LTB2 for such Distribution Date, with the rate on each such REMIC II Regular Interest subject to a cap equal to the Pass-Through Rate for the Corresponding Certificate; provided, however, that for this purpose, calculations of the REMIC II Remittance Rate and the related cap with respect to REMIC II Regular Interest II-LTAII1 shall be multiplied by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Accrual Period.

                  "Maximum II-LTZZ3 Uncertificated Interest Deferral Amount":
With respect to any Distribution Date, the excess of (i) accrued interest at the REMIC II Remittance Rate applicable to REMIC II Regular Interest II-LTZZ3 for such Distribution Date on a balance equal to the Uncertificated Balance of REMIC II Regular Interest II-LTZZ3 minus the REMIC II Group III Overcollateralized Amount, in each case for such Distribution Date, over (ii) Uncertificated Interest on REMIC II Regular Interest II- LTAIII1, REMIC II Regular Interest II-LTAIII2, REMIC II Regular Interest II-LTAIII3, REMIC II Regular Interest II-LTM3 and REMIC II Regular Interest II-LTB3 for such Distribution Date, with the rate on each such REMIC II Regular Interest subject to a cap equal to the Pass-Through Rate for the Corresponding Certificate; provided, however, that for this purpose, calculations of the REMIC II Remittance Rate and the related caps with respect to each such REMIC II Regular Interest shall be multiplied by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Accrual Period.

                  "Maximum Mortgage Rate": With respect to each Group III Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

                  "Mezzanine Certificate": Any Class M Certificate or Class B Certificate.

                  "Minimum Mortgage Rate": With respect to each Group III Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

                  "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act;
(b) without giving effect to any extension granted or agreed to by the related Servicer pursuant to Section 3.07 and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

                  "Moody's": Moody's Investors Service, Inc. or its successor in interest.

                  "Mortgage": The mortgage, deed of trust or other instrument creating a first or second lien on, or first or second priority security interest in, a Mortgaged Property securing a Mortgage Note.

                  "Mortgage File": The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

                  "Mortgage Loan": Each mortgage loan transferred and assigned to the Trustee and delivered to the Trustee pursuant to Section 2.01 or Section 2.03(b) of this Agreement, as held from time to time as a part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

                  "Mortgage Loan Purchase Agreement": The agreement between the Seller and the Depositor, regarding the sale of the Mortgage Loans by the Seller to the Depositor, substantially in the form of Exhibit D annexed hereto.

                  "Mortgage Loan Schedule": As of any date, the list of Mortgage Loans included in REMIC I-A, REMIC I-B and REMIC I-C on such date, separately identifying the Group I Mortgage Loans, the Group II Mortgage Loans, the Group III-A Mortgage Loans and the Group III-B Mortgage Loans, attached hereto as
Schedule 1. The Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage Loan:

                  (i)      the Mortgage Loan identifying number;

                  (ii)     [reserved];

                  (iii)    the state and zip code of the Mortgaged Property;

                  (iv) a code indicating whether the Mortgaged Property is owner-occupied;

                  (v) the type of Residential Dwelling constituting the Mortgaged Property;

                  (vi)     the original months to maturity;

                  (vii) the stated remaining months to maturity from the Cut-off Date based on the original amortization schedule;

                  (viii) the Loan-to-Value Ratio at origination;

                  (ix) the Mortgage Rate in effect immediately following the Cut-off Date;

                  (x) (A) the date on which the first Monthly Payment was due on the Mortgage Loan and (B) if such date is not consistent with the Due Date currently in effect, such Due Date;

                  (xi) the stated maturity date;

                  (xii) the amount of the Monthly Payment at origination;

                  (xiii) the amount of the Monthly Payment due on the first Due Date after the Cut-off Date;

                  (xiv) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance;

                  (xv) the original principal amount of the Mortgage Loan;

                  (xvi) the Stated Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date;

                  (xvii) with respect to each Group III Mortgage Loan, the Adjustment Dates, the Gross Margin, the Maximum Mortgage Rate, the Minimum Mortgage Rate, the Periodic Rate Cap and the maximum first Adjustment Date Mortgage Rate adjustment, the first Adjustment Date immediately following the origination date and the rounding code (i.e., nearest 0.125%, next highest 0.125%);

                  (xviii) a code indicating the purpose of the Mortgage Loan (i.e., purchase financing, Rate/Term Refinancing, Cash-Out Refinancing);

                  (xix) the Mortgage Rate at origination;

                  (xx) a code indicating the documentation program (i.e., Full Documentation, Limited Documentation, Stated Income Documentation);

                  (xxi) the risk grade;

                  (xxii) the Value of the Mortgaged Property;

                  (xxiii) the sale price of the Mortgaged Property, if applicable;

                  (xxiv) the actual unpaid principal balance of the Mortgage Loan as of the Cut-off Date;

                  (xxv) the type and term of the related Prepayment Charge;

                  (xxvi) the program code; and

                  (xxviii) the total amount of points and fees charged such Mortgage Loan.

                  The Mortgage Loan Schedule shall set forth the following information with respect to the Mortgage Loans in the aggregate as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current Stated Principal Balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans and (4) the weighted average maturity of the Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time by the Depositor in accordance with the provisions of this Agreement. With respect to any Qualified Substitute Mortgage Loan, the Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan, determined in accordance with the definition of Cut-off Date herein.

                  "Mortgage Note": The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

                  "Mortgage Pool": The pool of Mortgage Loans, identified on
Schedule 1 and existing from time to time thereafter, and any REO Properties acquired in respect thereof.

                  "Mortgage Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate (i) with respect to each Group I Mortgage Loan and Group II Mortgage Loan shall remain constant at the rate set forth in the Mortgage Loan Schedule as the Mortgage Rate in effect immediately following the Cut-off Date and (ii) with respect to the Group III Mortgage Loans, (A) as of any date of determination until the first Adjustment Date following the Cut-off Date shall be the rate set forth in the Mortgage Loan Schedule as the Mortgage Rate in effect immediately following the Cut-off Date and (B) as of any date of determination thereafter shall be the rate as adjusted on the most recent Adjustment Date equal to the sum, rounded as provided in the Mortgage Note, of the Index, as most recently available as of a date prior to the Adjustment Date as set forth in the related Mortgage Note, plus the related Gross Margin; provided that the Mortgage Rate on such Group III Mortgage Loan on any Adjustment Date shall never be more than the lesser of (i) the sum of the Mortgage Rate in effect immediately prior to the Adjustment Date plus the related Periodic Rate Cap, if any, and (ii) the related Maximum Mortgage Rate, and shall never be less than the greater of (i) the Mortgage Rate in effect immediately prior to the Adjustment Date less the Periodic Rate Cap, if any, and (ii) the related Minimum Mortgage Rate. With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

                  "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling.

                  "Mortgagor": The obligor on a Mortgage Note.

                  "Net Mortgage Rate": With respect to any Mortgage Loan (or the related REO Property) as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Rate for such Mortgage Loan minus the Servicing Fee Rate.

                  "Net Prepayment Interest Shortfall": With respect to any Distribution Date, the excess, if any, of any Prepayment Interest Shortfalls for such Distribution Date over the Compensating Interest paid by the related Servicer.

                  "Net WAC Pass-Through Rate": For the first Distribution Date with respect to the Class A-I-1 Certificates, a per annum rate equal to the product of (x) (1) the weighted average of the Expense Adjusted Mortgage Rates of the Group I Mortgage Loans, weighted based on their Stated Principal Balances as of the first day of the calendar month preceding the month in which the Distribution Date occurs and (2) the product of (a) 5.93303% and (b) the Group I Initial Deposit, less the Guaranty Fee Rate multiplied by a fraction the numerator of which is the aggregate Certificate Principal Balance of the Group I Class A Certificates immediately prior to such Distribution Date and the denominator of which is the outstanding Stated Principal Balance of the Group I Mortgage Loans as of the first day of the month preceding the month of such Distribution Date and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Interest Accrual Period. For each Distribution Date following the first Distribution Date with respect to the Class A-I-1 Certificates, a per annum rate equal to the product of (x) the weighted average of the Expense Adjusted Mortgage Rates of the Group I Mortgage Loans, weighted based on their Stated Principal Balances as of the first day of the calendar month preceding the month in which the Distribution Date occurs less the Guaranty Fee Rate multiplied by a fraction the numerator of which is the aggregate Certificate Principal Balance of the Group I Class A Certificates immediately prior to such Distribution Date and the denominator of which is the outstanding Stated Principal Balance of the Group I Mortgage Loans as of the first day of the month preceding the month of such Distribution Date and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Interest Accrual Period. For federal income tax purposes, the equivalent of the foregoing shall be expressed as the weighted average of the REMIC II Remittance Rate on REMIC II Regular Interest II-LTAI1, less the Guaranty Fee Rate multiplied by a fraction the numerator of which is the aggregate Certificate Principal Balance of the Group I Class A Certificates immediately prior to such Distribution Date and the denominator of which is the outstanding Stated Principal Balance of the Group I Mortgage Loans as of the first day of the month preceding the month of such Distribution Date and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Interest Accrual Period, weighted on the basis of the Uncertificated Balance of such REMIC II Regular Interest.

                  For the first Distribution Date with respect to the Group I Class A Certificates (other than the Class A-I-1 Certificates), a per annum rate equal to (1) the weighted average of the Expense Adjusted Mortgage Rates of the Group I Mortgage Loans, weighted based on their Stated Principal Balances as of the first day of the calendar month preceding the month in which the Distribution Date occurs and (2) the product of (a) 5.93303% and (b) the Group I Initial Deposit, less the Guaranty Fee Rate multiplied by a fraction the numerator of which is the aggregate Certificate Principal Balance of the Group I Class A Certificates immediately prior to such Distribution Date and the denominator of which is the outstanding

Stated Principal Balance of the Group I Mortgage Loans as of the first day of the month preceding the month of such Distribution Date. For each Distribution Date following the first Distribution Date with respect to the Group I Class A Certificates (other than the Class A-I-1 Certificates), a per annum rate equal to the weighted average of the Expense Adjusted Mortgage Rates of the Group I Mortgage Loans, weighted based on their Stated Principal Balances as of the first day of the calendar month preceding the month in which the Distribution Date occurs less the Guaranty Fee Rate multiplied by a fraction the numerator of which is the aggregate Certificate Principal Balance of the Group I Class A Certificates immediately prior to such Distribution Date and the denominator of which is the outstanding Stated Principal Balance of the Group I Mortgage Loans as of the first day of the month preceding the month of such Distribution Date. For federal income tax purposes, the equivalent of the foregoing shall be expressed as the weighted average of the REMIC II Remittance Rate on REMIC II Regular Interests II-LTAI1, II- LTAI2, II-LTAI3, II-LTAI4, II-LTAI5, II-LTAI6, II-LTAI7, II-LTAI8 and II-LTAI9, less the Guaranty Fee Rate multiplied by a fraction the numerator of which is the aggregate Certificate Principal Balance of the Group I Class A Certificates immediately prior to such Distribution Date and the denominator of which is the outstanding Stated Principal Balance of the Group I Mortgage Loans as of the first day of the month preceding the month of such Distribution Date, weighted on the basis of the Uncertificated Balance of such REMIC II Regular Interests.

                  For the first Distribution Date with respect to the Group I Mezzanine Certificates, a per annum rate equal to (1) the weighted average of the Expense Adjusted Mortgage Rates of the Group I Mortgage Loans, weighted based on their Stated Principal Balances as of the first day of the calendar month preceding the month in which the Distribution Date occurs and (2) the product of (a) 5.93303% and (b) the Group I Initial Deposit, less the sum of (i) the rate at which the premium payable to the Certificate Insurer is calculated multiplied by a fraction the numerator of which is the aggregate Certificate Principal Balance of the Class M-I-1 Certificates immediately prior to such Distribution Date and the denominator of which is the outstanding Stated Principal Balance of the Group I Mortgage Loans as of the first day of the month preceding the month of such Distribution Date and (ii) the Guaranty Fee Rate multiplied by a fraction the numerator of which is the aggregate Certificate Principal Balance of the Group I Class A Certificates immediately prior to such Distribution Date and the denominator of which is the outstanding Stated Principal Balance of the Group I Mortgage Loans as of the first day of the month preceding the month of such Distribution Date. For each Distribution Date following the first Distribution Date with respect to the Group I Mezzanine Certificates, a per annum rate equal to the weighted average of the Expense Adjusted Mortgage Rates of the Group I Mortgage Loans, weighted based on their Stated Principal Balances as of the first day of the calendar month preceding the month in which the Distribution Date occurs less the sum of (i) the rate at which the premium payable to the Certificate Insurer is calculated multiplied by a fraction the numerator of which is the aggregate Certificate Principal Balance of the Class M-I-1 Certificates immediately prior to such Distribution Date and the denominator of which is the outstanding Stated Principal Balance of the Group I Mortgage Loans as of the first day of the month preceding the month of such Distribution Date and (ii) the Guaranty Fee Rate multiplied by a fraction the numerator of which is the aggregate Certificate Principal Balance of the Group I Class A Certificates immediately prior to such Distribution Date and the denominator of which is the outstanding Stated Principal Balance of the Group I Mortgage Loans as of the first day of the month preceding the month of such Distribution Date. For federal income tax purposes, the equivalent of the foregoing shall be expressed as the weighted average of the REMIC II Remittance Rate on REMIC II Regular Interests II-LTMI1, II- LTMI2 and II-LTBI, less the sum of (i) the rate at which the premium payable to the Certificate Insurer is calculated multiplied by a fraction the numerator of which is the aggregate Certificate Principal Balance of the Class M-I-1 Certificates immediately prior to such Distribution Date and the denominator of which is the outstanding Stated Principal Balance of the Group I Mortgage Loans as of the first day of the month preceding the month of such Distribution Date and (ii) the Guaranty Fee Rate multiplied by a fraction the numerator of which is the aggregate Certificate Principal Balance of the Group I Class A Certificates immediately prior to such Distribution Date and the denominator of which is the outstanding Stated Principal Balance of the Group I Mortgage Loans as of the first day of the month preceding the month of such Distribution Date, weighted on the basis of the Uncertificated Balance of such REMIC II Regular Interests.

                  For any Distribution Date with respect to the Class A-II-1 Certificates, a per annum rate equal to the product of (x) the weighted average of the Expense Adjusted Mortgage Rates of the Group II Mortgage Loans, weighted based on their Stated Principal Balances as of the first day of the calendar month preceding the month in which the Distribution Date occurs less the rate at which the premium payable to the Certificate Insurer is calculated multiplied by a fraction the numerator of which is the aggregate Certificate Principal Balance of the Group II Class A Certificates immediately prior to such Distribution Date and the denominator of which is the outstanding Stated Principal Balance of the Group II Mortgage Loans as of the first day of the month preceding the month of such Distribution Date and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Interest Accrual Period. For federal income tax purposes, the equivalent of the foregoing shall be expressed as the weighted average of the REMIC II Remittance Rate on REMIC II Regular Interest II-LTAII1, less the rate at which the premium payable to the Certificate Insurer is calculated multiplied by a fraction the numerator of which is the aggregate Certificate Principal Balance of the Group II Class A Certificates immediately prior to such Distribution Date and the denominator of which is the outstanding Stated Principal Balance of the Group II Mortgage Loans as of the first day of the month preceding the month of such Distribution Date and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Interest Accrual Period, weighted on the basis of the Uncertificated Balance of such REMIC II Regular Interest.

                  For any Distribution Date with respect to the Group II Class A Certificates (other than the Class A-II-1 Certificates) and the Group II Mezzanine Certificates, a per annum rate equal to the weighted average of the Expense Adjusted Mortgage Rates of the Group II Mortgage Loans, weighted based on their Stated Principal Balances as of the first day of the calendar month preceding the month in which the Distribution Date occurs less the rate at which the premium payable to the Certificate Insurer is calculated multiplied by a fraction the numerator of which is the aggregate Certificate Principal Balance of the Group II Class A Certificates immediately prior to such Distribution Date and the denominator of which is the outstanding Stated Principal Balance of the Group II Mortgage Loans as of the first day of the month preceding the month of such Distribution Date. For federal income tax purposes, the equivalent of the foregoing shall be expressed as the weighted average of the REMIC II Remittance Rate on REMIC II Regular Interests II-LTAI1, II-LTAI2, II-LTAI3, II-LTAI4, II-LTAI5, II-LTAI6, II-LTAI7, II-LTAI8, II-LTAI9, II-LTMII and II-LTBII, less the rate at which the premium payable to the Certificate Insurer is calculated multiplied by a fraction the numerator of which is the aggregate Certificate Principal Balance of the Group II Class A Certificates immediately prior to such Distribution Date and the denominator of which is the outstanding Stated Principal Balance of the Group II Mortgage Loans as of the first day of the month preceding the month of such Distribution Date, weighted on the basis of the Uncertificated Balance of such REMIC II Regular Interests.

                  For the first Distribution Date with respect to the Group III Class A Certificates and the Group III Mezzanine Certificates, a per annum rate equal to the product of (x) (1) the weighted average of the Expense Adjusted Mortgage Rates of the Group III Mortgage Loans, weighted based on their Stated Principal Balances as of the first day of the calendar month preceding the month in which the Distribution Date occurs and (2) the product of (a) 6.69818% and
(b) the Group III Initial Deposit, less the rate at which the premium payable to the Certificate Insurer is calculated multiplied by a fraction the numerator of which is the aggregate Certificate Principal Balance of the Group III Class A Certificates immediately prior to such Distribution Date and the denominator of which is the outstanding Stated Principal Balance of the Group III Mortgage Loans as of the first day of the month preceding the month of such Distribution Date and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Interest Accrual Period. For each Distribution Date following the first Distribution Date with respect to the Group III Class A Certificates and the Group III Mezzanine Certificates, a per annum rate equal to the product of (x) the weighted average of the Expense Adjusted Mortgage Rates of the Group III Mortgage Loans, weighted based on their Stated Principal Balances as of the first day of the calendar month preceding the month in which the Distribution Date occurs less the rate at which the premium payable to the Certificate Insurer is calculated multiplied by a fraction the numerator of which is the aggregate Certificate Principal Balance of the Group III Class A Certificates immediately prior to such Distribution Date and the denominator of which is the outstanding Stated Principal Balance of the Group III Mortgage Loans as of the first day of the month preceding the month of such Distribution Date and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Interest Accrual Period. For federal income tax purposes, the equivalent of the foregoing shall be expressed as the weighted average of the REMIC II Remittance Rate on REMIC II Regular Interests II-LTAIII1, II-LTAIII2, II-LTAIII3, II-LTMIII and II-LTBIII, less the rate at which the premium payable to the Certificate Insurer is calculated multiplied by a fraction the numerator of which is the aggregate Certificate Principal Balance of the Group III Class A Certificates immediately prior to such Distribution Date and the denominator of which is the outstanding Stated Principal Balance of the Group III Mortgage Loans as of the first day of the month preceding the month of such Distribution Date and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Interest Accrual Period, weighted on the basis of the Uncertificated Balance of such REMIC II Regular Interests.

                  "Net WAC Rate Carryover Reserve Account": The Group I Net WAC Rate Carryover Reserve Account, the Group II Net WAC Rate Carryover Reserve Account or the Group III Net WAC Rate Carryover Reserve Account.

                  "Net WAC Rate Carryover Amount": With respect to any Class of Class A Certificates and any Class of Mezzanine Certificates and any Distribution Date, the sum of (A) the positive excess of (i) the amount of interest accrued on such Class of Certificates for such Distribution Date at the related fixed rate or Formula Rate, as applicable, for such Distribution Date over (ii) the amount of interest accrued on such Class of Certificates at the related Net WAC Pass-Through Rate for such Distribution Date and (B) the related Net WAC Rate Carryover Amount for the previous Distribution Date not previously distributed, together with interest thereon at a rate equal to the related fixed rate or Formula Rate, as applicable, for such Class of Certificates for such Distribution Date.

                  "New Lease": Any lease of REO Property entered into on behalf of REMIC I-A, REMIC I-B or REMIC I-C including any lease renewed or extended on behalf of REMIC I-A or REMIC I-B, if REMIC I-A, REMIC I-B or REMIC I-C has the right to renegotiate the terms of such lease.

                  "Nonrecoverable P&I Advance": Any P&I Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the related Servicer, will not or, in the case of a proposed P&I Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

                  "Nonrecoverable Servicing Advance": Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the related Servicer, will not or, in the case of a proposed Servicing Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

                  "Non-United States Person": Any Person other than a United States Person.

                  "Notice of Claim": On the third Business Day preceding each Distribution Date, the Trustee shall deliver to the Guarantor (by electronic medium as specified in the next sentence) a statement identifying the Guaranty Deficiency Amount with respect to a Distribution Date, separately identifying the amounts attributable to principal and interest. The Trustee shall deliver such statement on or before 12:00 noon (New York time) on such day via the internet using the following domain name: bond_admin@fanniemae.com.

                  "Notional Amount": With respect to (i) the Class CE-I Certificates and any Distribution Date, the aggregate Uncertificated Balance of REMIC II Regular Interest II-LTAA1, REMIC II Regular Interest II-LTAI1, REMIC II Regular Interest II-LTAI2, REMIC II Regular Interest II-LTAI3, REMIC II Regular Interest II-LTAI4, REMIC II Regular Interest II-LTAI5, REMIC II Regular Interest II-LTAI6, REMIC II Regular Interest II-LTAI7, REMIC II Regular Interest II-LTAI8, REMIC II Regular Interest II-LTAI9, REMIC II Regular Interest II-LTMI1, REMIC II Regular Interest II-LTMI2, REMIC II Regular Interest II-LTB1 and REMIC II Regular Interest II-LTZZ1 for such Distribution Date and (ii) the Class CE-II Certificates and any Distribution Date, the aggregate Uncertificated Balance of REMIC II Regular Interest II-LTAA2, REMIC II Regular Interest II-LTAII1, REMIC II Regular Interest II-LTAII2, REMIC II Regular Interest II-LTAII3, REMIC II Regular Interest II-LTAII4, REMIC II Regular Interest II-LTAII5, REMIC II Regular Interest II-LTAII6, REMIC II Regular Interest II-LTAII7, REMIC II Regular Interest II-LTAII8, REMIC II Regular Interest II-LTAII9, REMIC II Regular Interest II-LTM2,

REMIC II Regular Interest II-LTB2 and REMIC II Regular Interest II-LTZZ2 for such Distribution Date and (iii) the Class CE-III Certificates and any Distribution Date, the aggregate Uncertificated Balance of REMIC II Regular Interest II-LTAA3, REMIC II Regular Interest II-LTAIII1, REMIC II Regular Interest II-LTAIII2, REMIC II Regular Interest II-LTAIII3, REMIC II Regular Interest II-LTM3, REMIC II Regular Interest II-LTB3 and REMIC II Regular Interest II-LTZZ3 for such Distribution Date.

                  "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president (however denominated), and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of either Servicer, the Originator, the Seller or the Depositor, as applicable.

                  "One-Month LIBOR": With respect to the Floating Rate Certificates and any Interest Accrual Period therefor, the rate determined by the Trustee on the related Interest Determination Date on the basis of the offered rate for one-month U.S. dollar deposits, as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such Interest Determination Date; provided that if such rate does not appear on Telerate Page 3750, the rate for such date will be determined on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as of 11:00 a.m. (London time) on such Interest Determination Date. In such event, the Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If on such Interest Determination Date, two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If on such Interest Determination Date, fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the higher of (i) LIBOR as determined on the previous Interest Determination Date and (ii) the Reserve Interest Rate. Notwithstanding the foregoing, if, under the priorities described above, LIBOR for an Interest Determination Date would be based on LIBOR for the previous Interest Determination Date for the third consecutive Interest Determination Date, the Trustee, after consultation with the Depositor, the Certificate Insurer and the Guarantor, shall select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party.

                  "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor or either Servicer, acceptable to the Trustee and the Certificate Insurer, except that any opinion of counsel relating to (a) the qualification of any Trust REMIC as a REMIC or
(b) compliance with the REMIC Provisions, must be an opinion of Independent counsel.

                  "Original Mortgage Loan": Any of the Mortgage Loans included in REMIC I-A (with respect to the Group I Mortgage Loans), REMIC I-B (with respect to the Group II Mortgage Loans) or REMIC I-C (with respect to the Group III Mortgage Loans) as of the Closing Date.

                  "Originator": New Century Mortgage Corporation, or its successor in interest.

                  "Ownership Interest": As to any Certificate, any ownership or security interest in such

Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  "Pass-Through Rate": With respect to the Floating Rate Certificates and any Distribution Date, a rate per annum equal to the lesser of
(i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.

                  With respect to the Fixed Rate Certificates, the lesser of (i) the fixed rate per annum set forth below and (ii) the related Net WAC Pass-Through Rate for such Distribution Date:


      Class             Pass-Through Rate
      -----             -----------------
      A-I-2             3.930% per annum
      A-I-3             4.420% per annum
      A-I-4             4.800% per annum
      A-I-5             5.170% per annum
      A-I-6             5.640% per annum
      A-I-7             5.650% per annum
      A-I-8             5.650% per annum
      A-I-9             5.450% per annum
     A-II-2             3.930% per annum
     A-II-3             4.450% per annum
     A-II-4             4.860% per annum
     A-II-5             5.250% per annum
     A-II-6             5.650% per annum
     A-II-7             5.650% per annum
     A-II-8             5.650% per annum
     A-II-9             5.470% per annum
      M-I-1             5.650% per annum
      M-I-2             5.650% per annum
      M-II              5.650% per annum
       B-I              5.650% per annum
      B-II              5.650% per annum

                  With respect to the Class CE-I Certificates and any Distribution Date, a rate per annum equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (A) through (O) below, and the denominator of which is the aggregate Uncertificated Balance of REMIC II Regular Interest II-LTAA1, REMIC II Regular Interest II-LTAI1, REMIC II Regular Interest II-LTAI2, REMIC II Regular Interest II-LTAI3, REMIC II Regular Interest II-LTAI4, REMIC II Regular Interest II-LTAI5, REMIC II Regular Interest II-LTAI6, REMIC II Regular Interest II-LTAI7, REMIC II Regular Interest II-LTAI8, REMIC II Regular Interest II-LTAI9, REMIC II Regular Interest II-LTMI1, REMIC II Regular Interest II-LTMI2, REMIC II Regular Interest II-LTB1, REMIC II Regular Interest II-LTZZ1 and REMIC II Regular Interest II-LTP1. For purposes of calculating the Pass-Through Rate for the Class CE-I Certificates, the numerator is equal to the sum of the following components:

                  (A) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAA1 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II

         Regular Interest II-LTAA1;

                  (B) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAI1 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTAI1;

                  (C) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAI2 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTAI2;

                  (D) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAI3 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTAI3;

                  (E) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAI4 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTAI4;

                  (F) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAI5 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTAI5;

                  (G) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAI6 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTAI6;

                  (H) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAI7 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTAI7;

                  (I) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAI8 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTAI8;

                  (J) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAI9 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTAI9;

                  (K) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTMI1 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTMI1;

                  (L) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTMI2 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTMI2;

                  (M) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTB1 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTB1;

                  (N) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTZZ1 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTZZ1; and

                  (O) 100% of the interest on REMIC II Regular Interest II-LTP1.

                  With respect to the Class CE-II Certificates and any Distribution Date, a rate per annum equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (A) through (N) below, and the denominator of which is the aggregate Uncertificated Balance of REMIC II Regular Interest II-LTAA2, REMIC II Regular Interest II-LTAII1, REMIC II Regular Interest II-LTAII2, REMIC II Regular Interest II-LTAII3, REMIC II Regular Interest II-LTAII4, REMIC II Regular Interest II-LTAII5, REMIC II Regular Interest II-LTAII6, REMIC II Regular Interest II-LTAII7, REMIC II Regular Interest II-LTAII8, REMIC II Regular Interest II-LTAII9, REMIC II Regular Interest II-LTM2, REMIC II Regular Interest II-LTB2, REMIC II Regular Interest II-LTZZ2 and REMIC II Regular Interest II-LTP2. For purposes of calculating the Pass-Through Rate for the Class CE- II Certificates, the numerator is equal to the sum of the following components:

                  (A) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAA2 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTAA2;

                  (B) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAII1 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTAII1;

                  (C) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAII2 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTAII2;

                  (D) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAII3 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTAII3;

                  (E) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAII4 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTAII4;

                  (F) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAII5 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTAII5;

                  (G) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAII6 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTAII6;

                  (H) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAII7 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTAII7;

                  (I) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAII8 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTAII8;

                  (J) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAII9 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTAII9;

                  (K) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTM2 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTM2;

                  (L) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTB2 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTB2;

                  (M) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTZZ2 minus the Group I Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTZZ2; and

                  (N) 100% of the interest on REMIC II Regular Interest II-LTP2.

                  With respect to the Class CE-III Certificates and any Distribution Date, a rate per annum equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (A) through (H) below, and the denominator of which is the aggregate Uncertificated Balance of REMIC II Regular Interest II-LTAA3, REMIC II Regular Interest II-LTAIII1, REMIC II Regular Interest II-LTAIII2, REMIC II Regular Interest II-LTAIII3, REMIC II Regular Interest II-LTM3, REMIC II Regular Interest II-LTB3, REMIC II Regular Interest II-LTZZ3 and REMIC II Regular Interest II-LTP3. For purposes of calculating the Pass-Through Rate for the Class CE-III Certificates, the numerator is equal to the sum of the following components:

                  (A) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAA3 minus the Group II Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTAA3;

                  (B) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAIII1 minus the Group II Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTAIII1;

                  (C) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAIII2 minus the Group II Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTAIII2;

                  (D) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAIII3 minus the Group II Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTAIII3;

                  (E) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTM3 minus the Group II Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTM3;

                  (F) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTB3 minus the Group II Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTB3;

                  (G) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTZZ3 minus the Group II Marker Rate, applied to an amount equal to the Uncertificated Balance of REMIC II Regular Interest II-LTZZ3; and

                  (H) 100% of the interest on REMIC II Regular Interest II-LTP3.

                  "Percentage Interest": With respect to any Class of Certificates (other than the Residual Certificates), the undivided percentage ownership in such Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the initial Certificate Principal Balance or Notional Amount represented by such Certificate and the denominator of which is the aggregate initial Certificate Principal Balance or Notional Amount of all of the Certificates of such Class. The Class A Certificates and the Mezzanine Certificates are issuable only in minimum Percentage Interests corresponding to minimum initial Certificate Principal Balances of $25,000 and integral multiples of $1.00 in excess thereof. The Class P Certificates are issuable only in Percentage Interests corresponding to initial Certificate Principal Balances of $20 and integral multiples thereof. The Class CE Certificates are issuable only in minimum Percentage Interests corresponding to minimum initial Certificate Principal Balances of $25,000 and integral multiples of $1.00 in excess thereof; provided, however, that a single Certificate of each such Class of Certificates may be issued having a Percentage Interest corresponding to the remainder of the aggregate initial Certificate Principal Balance or Notional Amount of such Class or to an otherwise authorized denomination for such Class plus such remainder. With respect to any Residual Certificate, the undivided percentage ownership in such Class evidenced by such Certificate, as set forth on the face of such Certificate. The Residual Certificates are issuable in Percentage Interests of 20% and multiples thereof.

                  "Periodic Rate Cap": With respect to each Group III Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Rate or the Minimum Mortgage Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

                  "Permitted Investments": Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Depositor, either Servicer, the Trustee or any of their respective Affiliates:

                  (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) demand and time deposits in, certificates of deposit of, or bankers' acceptances issued by, any Depository Institution;

                  (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a Depository Institution (acting as principal);

                  (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by each Rating Agency that rates such securities in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

                  (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency that rates such securities in its highest short-term unsecured debt rating available at the time of such investment;

                  (vi) units of money market funds that have been rated "AAAm" or "AAAm-G" by S&P; and

                  (viii) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the Class A Certificates;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

                  "Permitted Transferee": Any Transferee of a Residual Certificate other than a Disqualified Organization or Non-United States Person.

                  "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "P&I Advance": As to any Mortgage Loan or REO Property, any advance made by the related Servicer in respect of any Distribution Date pursuant to Section 4.03.

                  "Plan": Any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA or Section 4975 of the Code.

                  "Policy": The Financial Guaranty Surety Bonds No. 04030024 and No. 04030025, and all endorsements thereto, dated as of the Closing Date, issued by the Certificate Insurer in respect of the Insured Certificates, a copy of which is attached hereto as Exhibit B.

                  "Preference Amount": Any amounts covered by the Policy that were distributed in respect of the Insured Certificates which are recovered from any Holder of an Insured Certificate as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code or other similar law in accordance with a final, nonappealable order of a court having competent jurisdiction and which have not theretofore been repaid to such Holders.

                  "Prepayment Assumption": As set forth in the Prospectus Supplement.

                  "Prepayment Charge": With respect to any Prepayment Period, any prepayment premium, penalty or charge payable by a Mortgagor in connection with any Principal Prepayment on a Mortgage Loan pursuant to the terms of the related Mortgage Note (other than any Servicer Prepayment Charge Payment Amount).

                  "Prepayment Charge Schedule": As of any date, the list of Prepayment Charges on the Mortgage Loans included in REMIC I-A, REMIC I-B or REMIC I-C on such date, attached hereto as Schedule 2 (including the Prepayment Charge Summary attached thereto). The Prepayment Charge Schedule shall set forth the following information with respect to each related Mortgage Loan:

                  (i) the Mortgage Loan identifying number;

                  (ii)     a code indicating the type of Prepayment Charge;

                  (iii)    the state of origination of the related Mortgage
                           Loan;

                  (iv) the date on which the first monthly payment was due on the related Mortgage Loan;

                  (v)      the term of the related Mortgage Loan; and

                  (vi) the principal balance of the related Mortgage Loan as of the Cut-off Date.

                  The Prepayment Charge Schedule shall be amended from time to time by the Depositor in accordance with the provisions of this Agreement and such amended Prepayment Charge Schedule shall be delivered by the Depositor to the Certificate Insurer and the Guarantor.

                  "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was during the related Prepayment Period the subject of a Principal Prepayment in full or in part that was applied by the Servicer to reduce the outstanding principal balance of such loan on a date preceding the Due Date in the succeeding Prepayment Period, an amount equal to one month's interest at the applicable Net Mortgage Rate less any payments made by the Mortgagor. The obligations of the Servicer in respect of any Prepayment Interest Shortfall are set forth in Section 3.24.

                  "Prepayment Period": With respect to any Distribution Date, the calendar month preceding the calendar month in which such Distribution Date occurs.

                  "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

                  "Prospectus Supplement": That certain Prospectus Supplement dated August 2, 2004 relating to the public offering of the Group II Class A Certificates, the Group III Class A Certificates and the Mezzanine Certificates.

                  "Purchase Price": With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03, Section 3.16(c), Section 3.16(e) or Section 9.01, and as confirmed by an Officers' Certificate from the related Servicer to the Trustee, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof as of the date of purchase (or such other price as provided in Section 9.01), (ii) in the case of (x) a Mortgage Loan, accrued interest on such Stated Principal Balance at the applicable Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the related Servicer, which payment or advance had as of the date of purchase been distributed pursuant to Section 4.01, through the end of the calendar month in which the purchase is to be effected and (y) an REO Property, the sum of (1) accrued interest on such Stated Principal Balance at the applicable Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the related Servicer through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, net of the total of all net rental income, Insurance Proceeds, Liquidation Proceeds and P&I Advances that as of the date of purchase had been distributed as or to cover REO Imputed Interest pursuant to Section 4.01, (iii) any unreimbursed Servicing Advances and P&I Advances (including Nonrecoverable P&I Advances and Nonrecoverable Servicing Advances) and any unpaid Servicing Fees allocable to such Mortgage Loan or REO Property, (iv) any amounts previously withdrawn from the related Collection Account in respect of such Mortgage Loan or REO Property pursuant to Section 3.11(a)(ix) and Section 3.16(b), and (v) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the related Servicer, the Certificate Insurer, the Guarantor or the Trustee in respect of the breach or defect giving rise to the purchase obligation including any costs and damages incurred by the Trust in connection with any violation by such loan of any predatory or abusive lending law.

                  "Qualified Substitute Mortgage Loan": A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the Stated Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Rate not less than (and not more than one percentage point in excess of) the Mortgage Rate of the Deleted Mortgage Loan, (iii) with respect to any Group III Mortgage Loan, have a Maximum Mortgage Rate not less than the Maximum Mortgage Rate on the Deleted Mortgage Loan, (iv) with respect to any Group III Mortgage Loan, have a Minimum Mortgage Rate not less than the Minimum Mortgage Rate of the Deleted Mortgage Loan, (v) with respect to any Group III Mortgage Loan, have a Gross Margin equal to the Gross Margin of the Deleted Mortgage Loan, (vi) with respect to any Group III Mortgage Loan, have a next Adjustment Date not more than two months later than the next Adjustment Date on the Deleted Mortgage Loan, (vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (viii) have the same Due Date as the Due Date on the Deleted Mortgage Loan, (ix) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (x) have a risk grading determined by the Originator at least equal to the risk grading assigned on the Deleted Mortgage Loan, (xi) with respect to Qualified Substituted Mortgage Loans substituted for Deleted Mortgage Loans that are Group I-A Mortgage Loans, have an original principal balance that conforms to Fannie Mae loan limits as of the date of its origination and be otherwise acceptable to the Guarantor and (xii) conform to each representation and warranty set forth in Section 6 of the Mortgage Loan Purchase Agreement applicable to the Deleted Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Rates, the terms described in clause (vii) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratios described in clause (ix) hereof shall be satisfied as to each such mortgage loan, the risk gradings described in clause (x) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xi) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

                  "Rate/Term Refinancing": A Refinanced Mortgage Loan, the proceeds of which are not more than a nominal amount in excess of the existing first mortgage loan and any subordinate mortgage loan on the related Mortgaged Property and related closing costs, and were used exclusively (except for such nominal amount) to satisfy the then existing first mortgage loan and any subordinate mortgage loan of the Mortgagor on the related Mortgaged Property and to pay related closing costs.

                  "Rating Agency or Rating Agencies": Moody's and S&P or their successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor (and if rating the Class A Certificates, consented to in writing by the Certificate Insurer and if rating the Group I Class A Certificates, consented to in writing by the Guarantor), notice of which designation shall be given to the Trustee and the Servicers.

                  "Realized Loss": With respect to each Mortgage Loan as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the unpaid principal balance of such Mortgage Loan as of the commencement of the calendar month in which the Final Recovery Determination was made, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor through the end of the calendar month in which such Final Recovery Determination was made, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on such Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of such Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) any amounts previously withdrawn from the related Collection Account in respect of such Mortgage Loan pursuant to Section 3.11(a)(ix) and Section 3.16(b), minus
(iv) the proceeds, if any, received in respect of such Mortgage Loan during the calendar month in which such Final Recovery Determination was made, net of amounts that are payable therefrom to the related Servicer with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii).

                  With respect to any REO Property as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the unpaid principal balance of the related Mortgage Loan as of the date of acquisition of such REO Property on behalf of REMIC I, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor in respect of the related Mortgage Loan through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on the related Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of the related Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such Final Recovery Determination was made, plus

(iv) any amounts previously withdrawn from the related Collection Account in respect of the related Mortgage Loan pursuant to Section 3.11(a)(ix) and Section 3.16(b), minus (v) the aggregate of all P&I Advances and Servicing Advances (in the case of Servicing Advances, without duplication of amounts netted out of the rental income, Insurance Proceeds and Liquidation Proceeds described in clause
(vi) below) made by the related Servicer in respect of such REO Property or the related Mortgage Loan for which the related Servicer has been or, in connection with such Final Recovery Determination, will be reimbursed pursuant to Section
3.23 out of rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property, minus (vi) the total of all net rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property that has been, or in connection with such Final Recovery Determination, will be transferred to the Distribution Account pursuant to Section 3.23.

                  With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

                  With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction, the portion, if any, of the reduction in each affected Monthly Payment attributable to a reduction in the Mortgage Rate imposed by a court of competent jurisdiction. Each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Monthly Payment.

                  If either Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to principal distributions on any Distribution Date.

                  "Record Date": With respect to each Distribution Date and any Floating Rate Certificate, the Business Day immediately preceding such Distribution Date. With respect to the 1st Distribution Date and any Fixed Rate Certificate, or any other Certificates, including any Definitive Certificates, the Closing Date and with respect to each other Distribution Date and any Fixed Rate Certificate, or any other Certificates, including any Definitive Certificates, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

                  "Reference Banks": Deutsche Bank AG, Barclay's Bank PLC, The Tokyo Mitsubishi Bank and National Westminster Bank PLC and their successors in interest; provided, however, that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Trustee, after consultation with the Depositor and with the consent of the Certificate Insurer and the Guarantor, which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London and (ii) not controlling, under the control of or under common control with the Depositor or any Affiliate thereof.

                  "Refinanced Mortgage Loan": A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

                  "Regular Certificate": Any Class A Certificate, Mezzanine Certificate, Class CE Certificate or Class P Certificate.

                  "Regular Interest": A "regular interest" in a REMIC within the meaning of Section 860G(a)(1) of the Code.

                  "Reimbursement Amount": As to any Distribution Date, the sum of (x) (i) all Insured Amounts paid by the Certificate Insurer, but for which the Certificate Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 4.01, plus (ii) interest accrued on such Insured Amounts not previously repaid, calculated at the Late Payment Rate from the date the Trustee received the related Insured Amounts or the date such Insured Amounts were made, and (y) without duplication (i) any amounts then due and owing to the Certificate Insurer under the Insurance Agreement, as certified to the Trustee by the Certificate Insurer plus (ii) interest on such amounts at the Late Payment Rate.

                  "Relief Act": The Servicemembers Civil Relief Act, or similar state laws.

                  "Relief Act Interest Shortfall": With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended calendar month as a result of the application of the Relief Act.

                  "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  "REMIC I-A": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, consisting of: (i) such Group I Mortgage Loans and Prepayment Charges with respect to the Group I Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof; (ii) any REO Property relating to a Group I Mortgage Loan, together with all collections thereon and proceeds thereof; (iii) the Trustee's rights with respect to the Group I Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof;
(iv) the Depositor's rights with respect to the Group I Mortgage Loans under the Mortgage Loan Purchase Agreement (including any security interest created thereby); and (v) the related Collection Account (other than any amounts representing any Servicer Prepayment Charge Payment Amount with respect to the Group I Mortgage Loans), the Distribution Account (other than any amounts representing any Servicer Prepayment Charge Payment Amount with respect to the Group I Mortgage Loans) and any REO Account, and such assets that are deposited therein from time to time with respect to the Group I Mortgage Loans and any investments thereof, together with any and all income, proceeds and payments with respect thereto. Notwithstanding the foregoing, however, REMIC I-A specifically excludes the Group I Net WAC Rate Carryover Reserve Account, the Class A-I-1 Cap Contract, all payments and other collections of principal and interest due on the Group I Mortgage Loans on or before the Cut-off Date and all Prepayment Charges with respect to the Group I Mortgage Loans payable in connection with Principal Prepayments made before the Cut-off Date.

                  "REMIC I-A Regular Interest": Any of the separate non-certificated beneficial ownership interests in REMIC I-A issued hereunder and designated as a "regular interest" in REMIC I-A. Each REMIC I-A Regular Interest shall accrue interest at the related REMIC I-A Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC I-A Regular Interests are set forth in the Preliminary Statement hereto.

                  "REMIC I-A Remittance Rate": With respect to (a) the first Distribution Date and (i) REMIC I-A Regular Interest IA-LT1 and REMIC I-A Regular Interest IA-LTP, the weighted average of the Expense Adjusted Mortgage Rates of the Group I Mortgage Loans and (ii) REMIC I-A Regular Interest I-LT2, 5.93303% and (b) any Distribution Date thereafter, the weighted average of the Expense Adjusted Mortgage Rates of the Group I Mortgage Loans.


                  "REMIC I-B": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, consisting of: (i) such Group II Mortgage Loans and Prepayment Charges with respect to the Group II Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof; (ii) any REO Property relating to a Group II Mortgage Loan, together with all collections thereon and proceeds thereof; (iii) the Trustee's rights with respect to the Group II Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof; (iv) the Depositor's rights with respect to the Group II Mortgage Loans under the Mortgage Loan Purchase Agreement (including any security interest created thereby); and (v) the related Collection Account (other than any amounts representing any Servicer Prepayment Charge Payment Amount with respect to the Group II Mortgage Loans), the Distribution Account (other than any amounts representing any Servicer Prepayment Charge Payment Amount with respect to the Group II Mortgage Loans) and any REO Account, and such assets that are deposited therein from time to time with respect to the Group II Mortgage Loans and any investments thereof, together with any and all income, proceeds and payments with respect thereto. Notwithstanding the foregoing, however, REMIC I-A specifically excludes the Group II Net WAC Rate Carryover Reserve Account, the Class A-II-1 Cap Contract, all payments and other collections of principal and interest due on the Group II Mortgage Loans on or before the Cut-off Date and all Prepayment Charges with respect to the Group II Mortgage Loans payable in connection with Principal Prepayments made before the Cut-off Date.

                  "REMIC I-B Regular Interest": Either of the separate non-certificated beneficial ownership interests in REMIC I-B issued hereunder and designated as a "regular interest" in REMIC I-B. Each REMIC I-B Regular Interest shall accrue interest at the related REMIC I-B Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC I-B Regular Interests are set forth in the Preliminary Statement hereto.

                  "REMIC I-B Remittance Rate": With respect to the REMIC I-B Regular Interest IB-LT1 and REMIC I-B Regular Interest IB-LTP, the weighted average of the Expense Adjusted Mortgage Rates of the Group II Mortgage Loans.

                  "REMIC I-C": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, consisting of: (i) such Group III Mortgage Loans and Prepayment Charges with respect to the Group III Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof; (ii) any REO Property relating to a Group III Mortgage Loan, together with all collections thereon and proceeds thereof; (iii) the Trustee's rights with respect to the Group III Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof; (iv) the Depositor's rights with respect to the Group III Mortgage Loans under the Mortgage Loan Purchase Agreement (including any security interest created thereby); and (v) the related Collection Account (other than any amounts representing any Servicer Prepayment Charge Payment Amount with respect to the Group III Mortgage Loans), the Distribution Account (other than any amounts representing any Servicer Prepayment Charge Payment Amount with respect to the Group III Mortgage Loans) and any REO Account, and such assets that are deposited therein from time to time with respect to the Group III Mortgage Loans and any investments thereof, together with any and all income, proceeds and payments with respect thereto. Notwithstanding the foregoing, however, REMIC I-C specifically excludes the Group III Net WAC Rate Carryover Reserve Account, the Class A-I-1 Cap Contract, the Class A-II-1 Cap Contract, the Group III Cap Contract, all payments and other collections of principal and interest due on the Group III Mortgage Loans on or before the Cut-off Date and all Prepayment Charges with respect to the Group III Mortgage Loans payable in connection with Principal Prepayments made before the Cut-off Date.

                  "REMIC I-C Regular Interest": Any of the separate non-certificated beneficial ownership interests in REMIC I-C issued hereunder and designated as a "regular interest" in REMIC I-C. Each REMIC I-C Regular Interest shall accrue interest at the related REMIC I-C Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC I-C Regular Interests are set forth in the Preliminary Statement hereto.

                  "REMIC I-C Remittance Rate": With respect to (a) the first Distribution Date and (i) REMIC I-B Regular Interest IC-LT1 and REMIC I-C Regular Interest IC-LTP, the weighted average of the Expense Adjusted Mortgage Rates of the Group III Mortgage Loans and (ii) REMIC I-C Regular Interest I-LT2, 6.69819% and (b) any Distribution Date thereafter, the weighted average of the Expense Adjusted Mortgage Rates of the Group III Mortgage Loans.

                  "REMIC II": The segregated pool of assets consisting of the REMIC I-A Regular Interests, the REMIC I-B Regular Interests and the REMIC I-C Regular Interests conveyed in trust to the Trustee for the benefit of the Class R-II Interest pursuant to Section 2.08, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

                  "REMIC II Group I Interest Loss Allocation Amount": With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Stated Principal Balance of the Group I Mortgage Loans and REO Properties in Loan Group I then outstanding and (ii) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAA1 minus the Group I Marker Rate, divided by (b) 12.

                  "REMIC II Group I Overcollateralized Amount": With respect to any date of determination, (i) 1.00% of the aggregate Uncertificated Balance of REMIC II Regular Interest II-LTAA1, REMIC II Regular Interest II-LTAI1, REMIC II Regular Interest II-LTAI2, REMIC II Regular Interest II-LTAI3, REMIC II Regular Interest II-LTAI4, REMIC II Regular Interest II-LTAI5, REMIC II Regular Interest II-LTAI6, REMIC II Regular Interest II-LTAI7, REMIC II Regular Interest II-LTAI8, REMIC II Regular Interest II-LTAI9, REMIC II Regular Interest II-LTMI1, REMIC II Regular Interest II-LTMI2, REMIC II Regular Interest II-LTB1, REMIC II Regular Interest II-LTZZ1 and REMIC II Regular Interest II-LTP1 minus
(ii) the aggregate Uncertificated Balance of REMIC II Regular Interest II-LTAI1, REMIC II Regular Interest II-LTAI2, REMIC II Regular Interest II-LTAI3, REMIC II Regular Interest II-LTAI4, REMIC II Regular Interest II-LTAI5, REMIC II Regular Interest II-LTAI6, REMIC II Regular Interest II-LTAI7, REMIC II Regular Interest II-LTAI8, REMIC II Regular Interest II-LTAI9, REMIC II Regular Interest II-LTMI1, REMIC II Regular Interest II-LTMI2, REMIC II Regular Interest II-LTB1 and REMIC II Regular Interest II-LTP1, in each case as of such date of determination.

                  "REMIC II Group I Principal Loss Allocation Amount": With respect to any Distribution Date, an amount equal to the product of (i) the aggregate Stated Principal Balance of the Group I Mortgage Loans and REO Properties in Loan Group I then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the aggregate Uncertificated Balance of REMIC II Regular Interest II-LTAI1, REMIC II Regular Interest II-LTAI2, REMIC II Regular Interest II-LTAI3, REMIC II Regular Interest II-LTAI4, REMIC II Regular Interest II-LTAI5, REMIC II Regular Interest II-LTAI6, REMIC II Regular Interest II-LTAI7, REMIC II Regular Interest II-LTAI8, REMIC II Regular Interest II-LTAI9, REMIC II Regular Interest II-LTMI1, REMIC II Regular Interest II-LTMI2 and REMIC II Regular Interest II-LTB1 and the denominator of which is the aggregate Uncertificated Balance of REMIC II Regular Interest II-LTAI1, REMIC II Regular Interest II-LTAI2, REMIC II Regular Interest II-LTAI3, REMIC II Regular Interest II-LTAI4, REMIC II Regular Interest II-LTAI5, REMIC II Regular Interest II-LTAI6, REMIC II Regular Interest II-LTAI7, REMIC II Regular Interest II-LTAI8, REMIC II Regular Interest II-LTAI9, REMIC II Regular Interest II-LTMI1, REMIC II Regular Interest II-LTMI2, REMIC II Regular Interest II-LTB1 and REMIC II Regular Interest II-LTZZ1.

                  "REMIC II Group II Interest Loss Allocation Amount": With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Stated Principal Balance of the Group II Mortgage Loans and REO Properties in Loan Group II then outstanding and (ii) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAA2 minus the Group II Marker Rate, divided by (b) 12.

                  "REMIC II Group II Overcollateralized Amount": With respect to any date of determination, (i) 1.00% of the aggregate Uncertificated Balance of REMIC II Regular Interest II-LTAA2, REMIC II Regular Interest II-LTAII1, REMIC II Regular Interest II-LTAII2, REMIC II Regular Interest II-LTAII3, REMIC II Regular Interest II-LTAII4, REMIC II Regular Interest II-LTAII5, REMIC II

Regular Interest II-LTAII6, REMIC II Regular Interest II-LTAII7, REMIC II Regular Interest II-LTAII8, REMIC II Regular Interest II-LTAII9, REMIC II Regular Interest II-LTM2, REMIC II Regular Interest II-LTB2, REMIC II Regular Interest II-LTZZ2 and REMIC II Regular Interest II-LTP2 minus (ii) the aggregate Uncertificated Balance of REMIC II Regular Interest II-LTAII1, REMIC II Regular Interest II- LTAII2, REMIC II Regular Interest II-LTAII3, REMIC II Regular Interest II-LTAII4, REMIC II Regular Interest II-LTAII5, REMIC II Regular Interest II-LTAII6, REMIC II Regular Interest II-LTAII7, REMIC II Regular Interest II-LTAII8, REMIC II Regular Interest II-LTAII9, REMIC II Regular Interest II- LTM2, REMIC II Regular Interest II-LTB2 and REMIC II Regular Interest II-LTP2, in each case as of such date of determination.

                  "REMIC II Group II Principal Loss Allocation Amount": With respect to any Distribution Date, an amount equal to the product of (i) the aggregate Stated Principal Balance of the Group II Mortgage Loans and REO Properties in Loan Group II then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the aggregate Uncertificated Balance of REMIC II Regular Interest II- LTAII1, REMIC II Regular Interest II-LTAII2, REMIC II Regular Interest II-LTAII3, REMIC II Regular Interest II-LTAII4, REMIC II Regular Interest II-LTAII5, REMIC II Regular Interest II-LTAII6, REMIC II Regular Interest II-LTAII7, REMIC II Regular Interest II-LTAII8, REMIC II Regular Interest II- LTAII9, REMIC II Regular Interest II-LTM2 and REMIC II Regular Interest II-LTB2 and the denominator of which is the aggregate Uncertificated Balance of REMIC II Regular Interest II-LTAII1, REMIC II Regular Interest II-LTAII2, REMIC II Regular Interest II-LTAII3, REMIC II Regular Interest II-LTAII4, REMIC II Regular Interest II-LTAII5, REMIC II Regular Interest II-LTAII6, REMIC II Regular Interest II-LTAII7, REMIC II Regular Interest II-LTAII8, REMIC II Regular Interest II-LTAII9, REMIC II Regular Interest II-LTM2, REMIC II Regular Interest II-LTB2 and REMIC II Regular Interest II-LTZZ2.

                  "REMIC II Group III Interest Loss Allocation Amount": With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Stated Principal Balance of the Group III Mortgage Loans and REO Properties in Loan Group III then outstanding and (ii) the REMIC II Remittance Rate for REMIC II Regular Interest II-LTAA3 minus the Group III Marker Rate, divided by (b) 12.

                  "REMIC II Group III Overcollateralized Amount": With respect to any date of determination, (i) 1.00% of the aggregate Uncertificated Balance of REMIC II Regular Interest II-LTAA3, REMIC II Regular Interest II-LTAIII1, REMIC II Regular Interest II-LTAIII2, REMIC II Regular Interest II-LTAIII3, REMIC II Regular Interest II-LTM3, REMIC II Regular Interest II-LTB3, REMIC II Regular Interest II-LTZZ3 and REMIC II Regular Interest II-LTP3 minus (ii) the aggregate Uncertificated Balance of REMIC II Regular Interest II-LTAIII1, REMIC II Regular Interest II-LTAIII2, REMIC II Regular Interest II-LTAIII3, REMIC II Regular Interest II-LTM3, REMIC II Regular Interest II-LTB3 and REMIC II Regular Interest II-LTP3, in each case as of such date of determination.

                  "REMIC II Group III Principal Loss Allocation Amount": With respect to any Distribution Date, an amount equal to the product of (i) the aggregate Stated Principal Balance of the Group III Mortgage Loans and REO Properties in Loan Group III then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the aggregate Uncertificated Balance of REMIC II Regular Interest II-

LTAIII1, REMIC II Regular Interest II-LTAIII2, REMIC II Regular Interest II-LTAIII3, REMIC II Regular Interest II-LTM3 and REMIC II Regular Interest II-LTB3 and the denominator of which is the aggregate Uncertificated Balance of REMIC II Regular Interest II-LTAIII1, REMIC II Regular Interest II-LTAIII2, REMIC II Regular Interest II-LTAIII3, REMIC II Regular Interest II-LTM3, REMIC II Regular Interest II-LTB3 and REMIC II Regular Interest II-LTZZ3.

                  "REMIC II Regular Interest": Any of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a "regular interest" in REMIC II. Each REMIC II Regular Interest shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC II Regular Interests are set forth in the Preliminary Statement hereto.

                  "REMIC II Remittance Rate": With respect to REMIC II Regular Interest II-LTAA1, REMIC II Regular Interest II-LTAI1, REMIC II Regular Interest II-LTAI2, REMIC II Regular Interest II-LTAI3, REMIC II Regular Interest II-LTAI4, REMIC II Regular Interest II-LTAI5, REMIC II Regular Interest II-LTAI6, REMIC II Regular Interest II-LTAI7, REMIC II Regular Interest II-LTAI8, REMIC II Regular Interest II-LTAI9, REMIC II Regular Interest II-LTMI1, REMIC II Regular Interest II-LTMI2, REMIC II Regular Interest II-LTB1, REMIC II Regular Interest II-LTZZ1 and REMIC II Regular Interest II-LTP1, the weighted average of the REMIC I-A Remittance Rate on REMIC I-A Regular Interest IA- LT1, REMIC I-A Regular Interest IA-LT2 and REMIC I-A Regular Interest IA-LTP weighted on the basis on the Uncertificated Balance of such REMIC I-A Regular Interests.

                  With respect to REMIC II Regular Interest II-LTAA2, REMIC II Regular Interest II- LTAII1, REMIC II Regular Interest II-LTAII2, REMIC II Regular Interest II-LTAII3, REMIC II Regular Interest II-LTAII4, REMIC II Regular Interest II-LTAII5, REMIC II Regular Interest II-LTAII6, REMIC II Regular Interest II-LTAII7, REMIC II Regular Interest II-LTAII8, REMIC II Regular Interest II- LTAII9, REMIC II Regular Interest II-LTM2, REMIC II Regular Interest II-LTB2, REMIC II Regular Interest II-LTZZ2 and REMIC II Regular Interest II-LTP2, the weighted average of the REMIC I-B Remittance Rate on REMIC I-B Regular Interest IB-LT1 and REMIC I-B Regular Interest IB-LTP, weighted on the basis on the Uncertificated Balance of such REMIC I-B Regular Interests.

                  With respect to REMIC II Regular Interest II-LTAA3, REMIC II Regular Interest II- LTAIII1, REMIC II Regular Interest II-LTAIII2, REMIC II Regular Interest II-LTAIII3, REMIC II Regular Interest II-LTM3, REMIC II Regular Interest II-LTB3, REMIC II Regular Interest II-LTZZ3 and REMIC II Regular Interest II-LTP3, the weighted average of the REMIC I-C Remittance Rate on REMIC I-C Regular Interest IC-LT1, REMIC I-C Regular Interest IC-LT2 and REMIC I-C Regular Interest IC- LTP, weighted on the basis on the Uncertificated Balance of such REMIC I-C Regular Interests.

                  "REMIC II Group I Required Overcollateralized Amount": 1.00% of the Group I Overcollateralization Target Amount.

                  "REMIC II Group II Required Overcollateralized Amount": 1.00% of the Group II Overcollateralization Target Amount.

                  "REMIC II Group III Required Overcollateralized Amount": 1.00% of the Group III Overcollateralization Target Amount.

                  "REMIC III": The segregated pool of assets consisting of all of the REMIC II Regular Interests conveyed in trust to the Trustee for the benefit of the Class R-III Interest pursuant to Section 2.08, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

                  "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

                  "REMIC Regular Interest": Any of the REMIC I-A Regular Interests, the REMIC I-B Regular Interests, the REMIC I-C Regular Interests or the REMIC II Regular Interests.

                  "Remittance Report": A report in form and substance acceptable to the Trustee and Guarantor on a magnetic disk or tape prepared by the related Servicer pursuant to Section 4.03 with such additions, deletions and modifications as agreed to by the Trustee, the Guarantor and the related Servicer.

                  "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code as being included in the term "rents from real property."

                  "REO Account": The account or accounts maintained, or caused to be maintained, by the related Servicer in respect of an REO Property pursuant to Section 3.23.

                  "REO Disposition": The sale or other disposition of an REO Property on behalf of REMIC I-A, REMIC I-B or REMIC I-C.

                  "REO Imputed Interest": As to any REO Property, for any calendar month during which such REO Property was at any time part of REMIC I-A, REMIC I-B or REMIC I-C, one month's interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan, if appropriate) as of the close of business on the Distribution Date in such calendar month.

                  "REO Principal Amortization": With respect to any REO Property, for any calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section
9.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to Section 3.23(c) in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the related Servicer pursuant to Section 3.23(d) for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and P&I Advances in respect of such REO Property or the related Mortgage Loan, over (b) the REO Imputed Interest in respect of such REO Property for such calendar month.

                  "REO Property": A Mortgaged Property acquired by the related Servicer on behalf of REMIC I-A, REMIC I-B or REMIC I-C through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.23.

                  "Request for Release": A release signed by a Servicing Officer, in the form of Exhibit E attached hereto.

                  "Reserve Interest Rate": With respect to any Interest Determination Date, the rate per annum that the Trustee determines to be either
(i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rates which New York City banks selected by the Trustee, after consultation with the Depositor and with the consent of the Certificate Insurer and the Guarantor, are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which New York City banks selected by the Trustee, after consultation with the Depositor and with the consent of the Certificate Insurer and the Guarantor, are quoting on such Interest Determination Date to leading European banks.

                  "Residential Dwelling": Any one of the following: (i) an attached, detached or semi- detached one-family dwelling, (ii) an attached, detached or semi-detached two-to four-family dwelling, (iii) a one-family dwelling unit in a Fannie Mae eligible condominium project, or (iv) an attached, detached or semi-detached one-family dwelling in a planned unit development, none of which is a co-operative or mobile home (as defined in 42 United States Code, Section 5402(6)).

                  "Residual Certificate": The Class R-I Certificates, the Class R-II Certificates, the Class R- III Certificates and the Class R-X Certificates.

                  "Residual Interest": The sole class of "residual interests" in a REMIC within the meaning of Section 860G(a)(2) of the Code.

                  "Responsible Officer": When used with respect to the Trustee, any vice president, managing director, director, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, any associate, any trust officer or assistant trust officer or any other officer of the Trustee having direct responsibility over this Agreement or otherwise engaged in performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "S&P": Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies,

Inc., or its successor in interest.

                  "Seller": NC Capital Corporation, or its successor in interest, in its capacity as seller under the Mortgage Loan Purchase Agreement.

                  "Senior Interest Distribution Amount": With respect to any Distribution Date, an amount equal to the sum of (i) the Interest Distribution Amount for such Distribution Date for the Class A Certificates and the Class M-I-1 Certificates and (ii) the Interest Carry Forward Amount, if any, for such Distribution Date for the Class A Certificates and the Class M-I-1 Certificates.

                  "Servicers": With respect to the Group I Mortgage Loans, GMAC. With respect to the Group II Mortgage Loans, Countrywide.

                  "Servicer Event of Default": As to either Servicer, one or more of the events described in Section 7.01 with respect to such Servicer.

                  "Servicer Prepayment Charge Payment Amount": The amounts payable by either Servicer in respect of any waived Prepayment Charges pursuant to Section 2.05 or Section 3.01.

                  "Servicer Remittance Date": With respect to any Distribution Date, by 3:00 p.m. New York time on the Business Day preceding the related Distribution Date.

                  "Servicer Termination Test": With respect to GMAC and any Distribution Date, the Servicer Termination Test will be failed if either (i) a Delinquency Trigger exists with respect to such Distribution Date, or (ii) the Cumulative Loss Percentage exceeds the applicable percentages set forth below with respect to such Distribution Date:



       DISTRIBUTION DATE OCCURRING IN              PERCENTAGE
       ------------------------------              ----------
August 2007 through July 2008                         1.75%
August 2008 through July 2009                         3.00%
August 2009 through July 2010                         4.00%
August 2010 and thereafter                            4.75%

                  "Servicing Account": The account or accounts created and maintained pursuant to Section 3.09.

                  "Servicing Advances": The reasonable "out-of-pocket" costs and expenses incurred by either Servicer in connection with a default, delinquency or other unanticipated event by a Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including but not limited to foreclosures, in respect of a particular Mortgage Loan, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property and (iv) the performance of its obligations under Section 3.01, Section 3.09, Section 3.14,
Section 3.16 and Section 3.23. Neither Servicer shall be required to make any Nonrecoverable Servicing Advances.

                  "Servicing Fee": With respect to each Mortgage Loan and for any calendar month, an amount equal to the Servicing Fee Rate accrued for one month (or in the event of any payment of interest which accompanies a Principal Prepayment in full or in part made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month, calculated on the basis of a 360-day year consisting of twelve 30-day months. A portion of such Servicing Fee may be retained by any Sub-Servicer as its servicing compensation.

                  "Servicing Fee Rate": With respect to the Group I Mortgage Loans and the first lien Group II Mortgage Loans, 0.35% per annum. With respect to the second lien Group II Mortgage Loans and the Group III Mortgage Loans, 0.50% per annum.

                  "Servicing Officer": Any officer of a Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on a list of Servicing Officers furnished by such Servicer to the Trustee, the Depositor, the Guarantor and the Certificate Insurer on the Closing Date, as such list may from time to time be amended.

                  "Single Certificate": With respect to any Class of Certificates (other than the Class P Certificates and the Residual Certificates), a hypothetical Certificate of such Class evidencing a Percentage Interest for such Class corresponding to an initial Certificate Principal Balance or Notional Amount of $1,000. With respect to the Class P Certificates and the Residual Certificates, a hypothetical Certificate of such Class evidencing a 100% Percentage Interest in such Class.

                  "Special Servicer": As defined in Section 3.13 hereof.

                  "Specially Serviced Mortgage Loan": A Mortgage Loan that (i) has been delinquent in payment with respect to three or more monthly payments (provided, however, that the third such payment shall not be deemed to be delinquent for purposes of this clause (i) until the close of business on the last day of the month in which such payment first became due), and (ii) has been transferred to the Special Servicer in accordance with Section 3.13.

                  "Startup Day": With respect to each Trust REMIC, the day designated as such pursuant to Section 10.01(b) hereof.

                  "Stated Principal Balance": With respect to any Mortgage Loan:
(a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, the principal balance of such Mortgage Loan as of the Cut-off Date, as shown in the Mortgage Loan Schedule, minus the sum of
(i) the principal portion of each Monthly Payment due on a Due Date subsequent to the Cut-off Date, to the extent received from the Mortgagor or advanced by the related Servicer and distributed pursuant to Section 4.01 on or before such date of determination, (ii) all Principal Prepayments received after the Cut-off Date, to the extent distributed pursuant to Section 4.01 on or before such date of determination, (iii) all Liquidation Proceeds and Insurance Proceeds applied by the related Servicer as recoveries of principal in accordance with the provisions of Section 3.16, to the extent distributed pursuant to
Section 4.01 on or before such date of determination, and (iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation made during or prior to the Prepayment Period for the most recent Distribution Date coinciding with or preceding such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, zero. With respect to any REO Property: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, an amount (not less than zero) equal to the Stated Principal Balance of the related Mortgage Loan as of the date on which such REO Property was acquired on behalf of REMIC I-A, REMIC I-B or REMIC I-C, minus the sum of
(i) if such REO Property was acquired before the Distribution Date in any calendar month, the principal portion of the Monthly Payment due on the Due Date in the calendar month of acquisition, to the extent advanced by the related Servicer and distributed pursuant to Section 4.01 on or before such date of determination, and (ii) the aggregate amount of REO Principal Amortization in respect of such REO Property for all previously ended calendar months, to the extent distributed pursuant to Section 4.01 on or before such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, zero.

                  "Sub-Servicer": Any Person with which either Servicer has entered into a Sub-Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02.

                  "Sub-Servicing Account": An account established by a Sub-Servicer which meets the requirements set forth in Section 3.08 and is otherwise acceptable to the applicable Servicer.

                  "Sub-Servicing Agreement": The written contract between a Servicer and a Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

                  "Subsequent Recoveries": As of any Distribution Date, amounts received by either Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.11) specifically related to a Mortgage Loan that was the subject of a liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

                  "Substitution Shortfall Amount": As defined in Section
2.03(b).

                  "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to the classification of portions thereof as REMICs under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

                  "Telerate Page 3750": The display designated as page "3750" on the Dow Jones Telerate Capital Markets Report (or such other page as may replace page 3750 on that report for the purpose of displaying London interbank offered rates of major banks).

                  "Termination Price": As defined in Section 9.01.

                  "Terminator": As defined in Section 9.01.

                  "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

                  "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                  "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

                  "Trust": The express trust created hereunder in Section 2.01.

                  "Trust Fund": Collectively, all of the assets of the Trust REMICs, and the other assets conveyed by the Depositor to the Trustee pursuant to Section 2.01.

                  "Trust REMIC": Any of REMIC I-A, REMIC I-B, REMIC I-C, REMIC II or REMIC III.

                  "Trustee": Deutsche Bank National Trust Company, a national banking association, or its successor in interest, or any successor trustee appointed as herein.

                  "Trustee Fee": The amount payable to the Trustee on each Distribution Date pursuant to Section 8.05 as compensation for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties of the Trustee hereunder, which amount shall equal the Trustee Fee Rate accrued for one month on the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties as of the first day of the related Due Period (or, in the case of the initial Distribution Date, as of the Cut-off Date) and the Group I Initial Deposit, the Group III-A Initial Deposit and the Group III-B Initial Deposit, calculated on the basis of a 360-day year consisting of twelve 30-day months.

                  "Trustee Fee Rate": 0.0024% per annum.

                  "Uncertificated Balance": The amount of any REMIC Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Balance of each REMIC Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial uncertificated balance. On each Distribution Date, the Uncertificated Balance of each REMIC Regular Interest shall be reduced by all distributions of principal made on such REMIC Regular Interest on such Distribution Date pursuant to Section 4.01 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in Section 4.04. The Uncertificated Balances of REMIC II Regular Interest II-LTZZ1, REMIC II Regular Interest II-LTZZ2 and REMIC II Regular Interest II-LTZZ3 shall each be increased by interest deferrals as provided in Section 4.01(2). The Uncertificated Balance of each REMIC Regular Interest shall never be less than zero.

                  "Uncertificated Interest": With respect to any REMIC Regular Interest for any Distribution Date, one month's interest at the REMIC I-A Remittance Rate, REMIC I-B Remittance Rate, REMIC I-C Remittance Rate or REMIC II Remittance Rate, as the case may be, applicable to such REMIC Regular Interest for such Distribution Date, accrued on the Uncertificated Balance thereof immediately prior to such Distribution Date. Uncertificated Interest in respect of any REMIC Regular Interest shall accrue on the basis of a 360-day year consisting of twelve 30-day months. Uncertificated Interest with respect to each Distribution Date, as to any REMIC Regular Interest, shall be reduced by an amount equal to the sum of (a) the aggregate Prepayment Interest Shortfall, if any, for such Distribution Date to the extent not covered by payments pursuant to Section 3.24 and (b) the aggregate amount of any Relief Act Interest Shortfall, if any allocated, in each case, to such REMIC Regular Interest pursuant to Section 1.02. In addition, Uncertificated Interest with respect to each Distribution Date, as to any REMIC Regular Interest shall be reduced by Realized Losses, if any, allocated to such REMIC Regular Interest pursuant to
Section 1.02 and Section 4.04.

                  "Underwriter's Exemption": An individual exemption issued by the United States Department of Labor, as Prohibited Transaction Exemption ("PTE"), 90-30, as amended, to Bear, Stearns & Co. Inc., for specific offerings in which Bear, Stearns & Co. Inc. or any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with Bear, Stearns & Co. Inc. is an underwriter, placement agent or a manager or co-manager of the underwriting syndicate or selling group where the trust and the offered certificates meet specified conditions.

                  "Uninsured Cause": Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.14.

                  "United States Person": A citizen or resident of the United States, a corporation, partnership (or other entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) provided that, for purposes solely of the restrictions on the transfer of Residual Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, or an estate the income of which from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. The term "United States" shall have the meaning set forth in Section 7701 of the Code or successor provisions.

                  "Value": With respect to any Mortgaged Property, the lesser of
(i) the lesser of (a) the value thereof as determined by an appraisal made for the Originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac and (b) the value thereof as determined by a review appraisal conducted by the Originator in accordance with the Originator's underwriting guidelines, and
(ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, (A) in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the lesser of (1) the value determined by an appraisal made for the Originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac and (2) the value thereof as determined by a review appraisal conducted by the Originator in accordance with the Originator's underwriting guidelines, and (B) in the case of a Mortgage Loan originated in connection with a "lease-option purchase," such value of the Mortgaged Property is based on the lower of the value determined by an appraisal made for the Originator of such Mortgage Loan at the time of origination or the sale price of such Mortgaged Property if the "lease option purchase price" was set less than 12 months prior to origination, and is based on the value determined by an appraisal made for the Originator of such Mortgage Loan at the time of origination if the "lease option purchase price" was set 12 months or more prior to origination.

                  "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. With respect to any date of determination, 98% of all Voting Rights will be allocated among the Holders of the Class A Certificates, the Mezzanine Certificates and the Class CE Certificates in proportion to the then outstanding Certificate Principal Balances of their respective Certificates, 1% of all Voting Rights will be allocated to the Holders of the Class P Certificates and 1% of all Voting Rights will be allocated among the Holders of the Residual Certificates. The Voting Rights allocated to each Class of Certificates shall be allocated among Holders of each such Class in accordance with their respective Percentage Interests as of the most recent Record Date. Notwithstanding any of the foregoing, (i) unless a Certificate Insurer Default is continuing, on any date on which any Insured Certificates are outstanding or any amounts are owed to the Certificate Insurer under the Insurance Agreement or this Agreement, the Certificate Insurer will have all Voting Rights of the Class A Certificates, and (ii) unless the Guarantor defaults on its obligation under the Guaranty, on any date on which a Certificate Insurer Default is continuing and any amounts are owed to the Guarantor under this Agreement, the Guarantor will have all Voting Rights of the Guaranteed Certificates. So long as the Certificate Insurer and the Guarantor have the Voting Rights pursuant to the preceding sentence, the reference to "holders of Certificates representing Voting Rights" shall be deemed to refer to the Certificate Insurer or the Guarantor, as applicable.

                  SECTION 1.02. Allocation of Certain Interest Shortfalls.

                  For purposes of calculating the amount of Accrued Certificate Interest and the amount of the Interest Distribution Amount for the Group I Class A Certificates, the Group I Mezzanine Certificates and the Class CE-I Certificates for any Distribution Date, (1) the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the related Servicer pursuant to Section 3.24) and any Relief Act Interest Shortfall incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, among the Class CE-I Certificates on a PRO RATA basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Notional Amount of each such Certificate and, thereafter, among the Group I Class A Certificates and the Group I Mezzanine Certificates on a PRO RATA basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Certificate Principal Balance or Notional Amount of each such Certificate and (2) the aggregate amount of any Realized Losses and Net WAC Rate Carryover Amounts incurred for any Distribution Date shall be allocated among the Class CE-I Certificates on a PRO RATA basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Notional Amount of each such Certificate.

                  For purposes of calculating the amount of Accrued Certificate Interest and the amount of the Interest Distribution Amount for the Group II Class A Certificates, the Group II Mezzanine Certificates and the Class CE-II Certificates for any Distribution Date, (1) the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the related Servicer pursuant to Section 3.24) and any Relief Act Interest Shortfall incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, among the Class CE-II Certificates on a PRO RATA basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Notional Amount of each such Certificate and, thereafter, among the Group II Class A Certificates and the Group II Mezzanine Certificates on a PRO RATA basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Certificate Principal Balance or Notional Amount of each such Certificate and (2) the aggregate amount of any Realized Losses and Net WAC Rate Carryover Amounts incurred for any Distribution Date shall be allocated among the Class CE-II Certificates on a PRO RATA basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Notional Amount of each such Certificate.

                  For purposes of calculating the amount of Accrued Certificate Interest and the amount of the Interest Distribution Amount for the Group III Class A Certificates, the Group III Mezzanine Certificates and the Class CE-III Certificates for any Distribution Date, (1) the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the related Servicer pursuant to Section 3.24) and any Relief Act Interest Shortfall incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, among the Class CE-III Certificates on a PRO RATA basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Notional Amount of each such Certificate and, thereafter, among the Group III Class A Certificates and the Group III Mezzanine Certificates on a PRO RATA basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Certificate Principal Balance or Notional Amount of each such Certificate and (2) the aggregate amount of any Realized Losses and Net WAC Rate Carryover Amounts incurred for any Distribution Date shall be allocated among the Class CE-III Certificates on a PRO RATA basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Notional Amount of each such Certificate.

                  For purposes of calculating the amount of Uncertificated Interest for the REMIC I-A Regular Interests, the REMIC I-B Regular Interests and the REMIC I-C Regular Interests for any Distribution Date, the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the related Servicer pursuant to Section 3.24) and any Relief Act Interest Shortfall incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated shall be allocated (i) with respect to the Group I Mortgage Loans and (a) the first Distribution Date, to REMIC I-A Regular Interest IA-LT1, to the extent of one month's interest at the then applicable REMIC I-A Remittance Rate on the Uncertificated Balance of such REMIC I-A Regular Interest and (b) any Distribution Date thereafter, to REMIC I-A Regular Interest IA-LT1 and REMIC I-A Regular Interest IA-LT2, pro rata, to the extent of one month's interest at the then applicable REMIC I-A Remittance Rate on the Uncertificated Balance of such REMIC I-A Regular Interest, (ii) with respect to the Group II Mortgage Loans to REMIC I-B Regular Interest IB-LT1, to the extent of one month's interest at the then applicable REMIC I-B Remittance Rate on the Uncertificated Balance of such REMIC I-B Regular Interest and (iii) with respect to the Group III Mortgage Loans and (a) the first Distribution Date, to REMIC I-C Regular Interest IC- LT1, to the extent of one month's interest at the then applicable REMIC I-C Remittance Rate on the Uncertificated Balance of such REMIC I-C Regular Interest and (b) any Distribution Date thereafter, to REMIC I-C Regular Interest IC-LT1 and REMIC I-C Regular Interest IC-LT2, pro rata, to the extent of one month's interest at the then applicable REMIC I-C Remittance Rate on the Uncertificated Balance of such REMIC I-C Regular Interest.

                  For purposes of calculating the amount of Uncertificated Interest for the REMIC II Regular Interests for any Distribution Date, the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the related Servicer pursuant to Section 3.24) and any Relief Act Interest Shortfall incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated shall be allocated (i) with respect to the Group I Mortgage Loans, among REMIC II Regular Interest II- LTAA1, REMIC II Regular Interest II-LTAI1, REMIC II Regular Interest II-LTAI2, REMIC II Regular Interest II-LTAI3, REMIC II Regular Interest II-LTAI4, REMIC II Regular Interest II-LTAI5, REMIC II Regular Interest II-LTAI6, REMIC II Regular Interest II-LTAI7, REMIC II Regular Interest II-LTAI8, REMIC II Regular Interest II-LTAI9, REMIC II Regular Interest II-LTMI1, REMIC II Regular Interest II-LTMI2, REMIC II Regular Interest II-LTB1 and REMIC II Regular Interest II-LTZZ1 on a PRO RATA basis based on, and to the extent of, one month's interest at the then applicable respective REMIC II Remittance Rate on the respective Uncertificated Balance of each such REMIC II Regular Interest, (i) with respect to the Group II Mortgage Loans, among REMIC II Regular Interest II-LTAA2, REMIC II Regular Interest II-LTAII1, REMIC II Regular Interest II-LTAII2, REMIC II Regular Interest II-LTAII3, REMIC II Regular Interest II-LTAII4, REMIC II Regular Interest II-LTAII5, REMIC II Regular Interest II-LTAII6, REMIC II Regular Interest II-LTAII7, REMIC II Regular Interest II-LTAII8, REMIC II Regular Interest II-LTAII9, REMIC II Regular Interest II-LTM2, REMIC II Regular Interest II-LTB2 and REMIC II Regular Interest II-LTZZ2 on a PRO RATA basis based on, and to the extent of, one month's interest at the then applicable respective REMIC II Remittance Rate on the respective Uncertificated Balance of each such REMIC II Regular Interest and
(iii) with respect to the Group III Mortgage Loans, among REMIC II Regular Interest II-LTAA3, REMIC II Regular Interest II-LTAIII1, REMIC II Regular Interest II-LTAIII2, REMIC II Regular Interest II-LTAIII3, REMIC II Regular Interest II-LTM3, REMIC II Regular Interest II-LTB3 and REMIC II Regular Interest II-LTZZ3 on a PRO RATA basis based on, and to the extent of, one month's interest at the then applicable respective REMIC II Remittance Rate on the respective Uncertificated Balance of each such REMIC II Regular Interest.

                  SECTION 1.03. Rights of the Certificate Insurer and the
                                Guarantor.

                  (a) Notwithstanding anything to the contrary anywhere in this Agreement, all rights of the Guarantor hereunder, except any rights to indemnification, shall permanently terminate upon the later to occur of (A) such time as the Guaranteed Certificates shall no longer be outstanding and (B) the payment in full to the Guarantor of any amounts owed to the Guarantor in respect of its guarantee of payment on the Guaranteed Certificates; provided that the Guarantor shall not have any rights hereunder, except indemnification rights, so long as any default has occurred and is continuing under the Guaranty.

                  (b) Notwithstanding anything to the contrary anywhere in this Agreement, all rights of the Certificate Insurer hereunder, except any rights to indemnification, shall permanently terminate upon the later to occur of (A) such time as the Class A Certificates shall no longer be outstanding and (B) the payment in full to the Certificate Insurer of any amounts owed to the Certificate Insurer hereunder or under the Insurance Agreement; provided that the Certificate Insurer shall not have any rights hereunder, except indemnification rights and the right to receive distributions pursuant to
Article IV, so long as any Certificate Insurer Default has occurred and is continuing.

                  (c) If the Certificate Insurer is the Controlling Person hereunder, prior to taking any action as the Controlling Person under this
Section 1.03(c), the Certificate Insurer shall (i) obtain the Guarantor's prior written consent to such action if such action (i) relates to either the Group I Class A Certificates or Group I Mortgage Loans or (ii) is taken pursuant to
Section 3.02(a), 3.03, 6.04, 7.01, 7.02(a), 7.04, 8.07 or 8.10 of this
Agreement, which consent shall not be unreasonably withheld by the Guarantor.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

                  SECTION 2.01. Conveyance of the Mortgage Loans.

                  The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse, for the benefit of the Certificateholders and the Certificate Insurer, all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to the Mortgage Loans identified on the Mortgage Loan Schedule, the rights of the Depositor under the Mortgage Loan Purchase Agreement, and all other assets included or to be included in REMIC I-A, REMIC I-B and REMIC I-C. Such assignment includes all interest and principal received by the Depositor or either Servicer on or with respect to the Mortgage Loans (other than payments of principal and interest due on such Mortgage Loans on or before the Cut-off
Date). The Depositor herewith delivers to the Trustee an executed copy of the Mortgage Loan Purchase Agreement.

                  In connection with such transfer and assignment, the Depositor, does hereby deliver to, and deposit with the Trustee the following documents or instruments with respect to each Mortgage Loan so transferred and assigned (in each case, a "Mortgage File") :

                  (i) the original Mortgage Note, endorsed in blank or in the following form "Pay to the order of Deutsche Bank National Trust Company, as Trustee under the applicable agreement, without recourse," with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

                  (ii) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

                  (iii) an original Assignment in blank;

                  (iv) the original recorded Assignment or Assignments showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (iii);

                  (v) the original or copies of each assumption, modification or substitution agreement, if any; and

                  (vi) the original lender's title insurance policy or, if the original title policy has not been issued, the irrevocable commitment to issue the same.

                  With respect to a maximum of approximately 2.0% of the Original Mortgage Loans, by outstanding principal balance of the Original Mortgage Loans as of the Cut-off Date, if any original Mortgage Note referred to in Section 2.01(i) above cannot be located, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon delivery to the Trustee of a photocopy of such Mortgage Note, if available, with a lost note affidavit substantially in the form of Exhibit I attached hereto. If any of the original Mortgage Notes for which a lost note affidavit was delivered to the Trustee is subsequently located, such original Mortgage Note shall be delivered to the Trustee within three Business Days.

                  If any of the documents referred to in Sections 2.01(ii),
(iii) or (iv) above has, as of the Closing Date, been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Trustee of a copy of each such document certified by the Originator in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Originator, delivery to the Trustee promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. Notice shall be provided to the Trustee and the Rating Agencies by the Depositor if delivery pursuant to clause (2) above will be made more than 180 days after the Closing Date. If the original lender's title insurance policy was not delivered pursuant to Section 2.01(vi) above, the Depositor shall deliver or cause to be delivered to the Trustee, promptly after receipt thereof, the original lender's title insurance policy. The Depositor shall deliver or cause to be delivered to the Trustee promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

                  The Trustee shall enforce the obligations of the Seller under the Mortgage Loan Purchase Agreement to promptly (within sixty Business Days following the later of the Closing Date and the date of receipt by the Seller of the recording information for a Mortgage, but in no event later than ninety days following the Closing Date) submit or cause to be submitted for recording, at no expense to the Trust Fund, the Trustee, the Certificate Insurer, the Guarantor or the Depositor, in the appropriate public office for real property records, each Assignment referred to in Sections 2.01(iii) and (iv) above and the Depositor shall execute each original Assignment or cause each original Assignment to be executed in the following form: "Deutsche Bank National Trust Company, as Trustee under the applicable agreement." In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Seller shall promptly prepare or cause to be prepared a substitute Assignment or cure or cause to be cured such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded. If the Seller is unable to pay the cost of recording the Assignments, such expense will be paid by the Trustee and shall be reimbursable to the Trustee as an Extraordinary Trust Fund Expense. Notwithstanding the foregoing, the Trustee shall not be responsible for determining whether any Assignment delivered by the Depositor hereunder is in recordable form.

                  Notwithstanding the foregoing, however, for administrative convenience and facilitation of servicing and to reduce closing costs, the Assignments shall not be required to be submitted for recording (except with respect to any Mortgage Loan located in Florida, Hawaii, Maryland or Mississippi) unless the Trustee or the Depositor receives notice that such failure to record would result in a withdrawal or a downgrading by any Rating Agency of the rating on any Class of Certificates (which, in the case of the Class A Certificates, shall be without regard to the Policy); provided, however, the Trustee shall enforce the obligations of the Seller under the Mortgage Loan Purchase Agreement to submit or cause to be submitted each Assignment for recording (at the expense of the Seller) in the manner described above, at no expense to the Trust Fund or the Trustee, upon the earliest to occur of: (i) reasonable direction by Holders of Certificates entitled to at least 25% of the Voting Rights, (ii) the occurrence of a Servicer Event of Termination with respect to the applicable Servicer, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the applicable Servicer, (iv) the occurrence of a servicing transfer as described in Section
7.02 hereof, (v) with respect to any one Assignment, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage and (vi) any Mortgage Loan that is 90 days or more Delinquent. Upon receipt of written notice by the Trustee from the Servicer that recording of the Assignments is required pursuant to one or more of the conditions set forth in the preceding sentence, the Depositor shall be required to deliver such Assignments or shall cause such Assignments to be delivered within 30 days following receipt of such notice.

                  All original documents relating to the Mortgage Loans that are not delivered to the Trustee are and shall be held by or on behalf of the Seller, the Depositor or the related Servicer, as the case may be, in trust for the benefit of the Trustee on behalf of the Certificateholders and the Certificate Insurer. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Trustee. Any such original document delivered to or held by the Depositor that is not required pursuant to the terms of this Section to be a part of a Mortgage File, shall be delivered promptly to the related Servicer.

                  The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust (the "Trust") to be known, for convenience, as "New Century Home Equity Loan Trust Series 2004-A" and Deutsche Bank National Trust Company is hereby appointed as Trustee in accordance with the provisions of this Agreement. The parties hereto acknowledge and agree that it is the policy and intention of the Trust to acquire only Mortgage Loans meeting the requirements set forth in this Agreement.

                  The Depositor hereby directs the Trustee to enter into the Insurance Agreement. In addition, the Depositor hereby directs the Trustee to execute, deliver and perform its obligations under the Cap Contracts on the Closing Date and thereafter on behalf of the Holders of the Class A-I-A1 Certificates, the Class A-I-B1 Certificates, the Class A-II Certificates and the Group II Mezzanine Certificates. The Depositor, the Servicers, the Certificate Insurer, the Guarantor and the Holders of the Class A-I-A1 Certificates, the Class A-I-B1 Certificates, the Class A-II Certificates and the Group II Mezzanine Certificates by their acceptance of such Certificates acknowledge and agree that the Trustee shall execute, deliver and perform its obligations under the Cap Contract and shall do so solely in its capacity as Trustee of the Trust Fund and not in its individual capacity.

                  SECTION 2.02. Acceptance of REMIC I by Trustee.

                  The Trustee acknowledges receipt, subject to the provisions of
Section 2.01 and subject to any exceptions noted on the exception report described in the next paragraph below, of the documents referred to in Section
2.01 (other than such documents described in Section 2.01(v)) above and all other assets included in the definition of "REMIC I" under clauses (i), (iii),
(iv) and (v) (to the extent of amounts deposited into the Distribution Account) and declares that it holds and will hold such documents and the other documents delivered to it constituting a Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of "REMIC I" in trust for the exclusive use and benefit of all present and future Certificateholders.

                  The Trustee agrees, for the benefit of the Certificateholders and the Certificate Insurer, to review each Mortgage File on or before the Closing Date and to certify to the Depositor, each Servicer, the Guarantor and the Certificate Insurer, in substantially the form attached hereto as Exhibit C-1 that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.01(v)) required to be delivered to it pursuant to this Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i) through (iii), (vi),(xi),
(xii), (xv), (xvii), (xviii), (xx) through (xxiii) and (xxv) of the definition of "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Trustee was under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine whether they are genuine, enforceable, or appropriate for the represented purpose or whether they have actually been recorded or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in clause (v) of Section 2.01.

                  Prior to the first anniversary date of this Agreement the Trustee shall deliver to the Depositor, each Servicer, the Guarantor and the Certificate Insurer a final certification in the form annexed hereto as Exhibit C-2 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon, and the Servicers shall forward a copy thereof to any Sub-Servicer.

                  If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Trustee finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Trustee shall so notify the Depositor, the related Servicer, the Guarantor and the Certificate Insurer. In addition, upon the discovery by the Depositor, either Servicer, the Guarantor or the Trustee of a breach of any of the representations and warranties made by the Seller in the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the related Certificateholders or the Certificate Insurer in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties and the Certificate Insurer.

                  The Trustee shall, at the written request and expense of any Certificateholder, the Guarantor or the Certificate Insurer, provide a written report to such Certificateholder, the Guarantor or the Certificate Insurer of all Mortgage Files released to the Servicers for servicing purposes.

                  SECTION 2.03. Repurchase or Substitution of Mortgage Loans by
                                the Seller.

                  (a) Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File or of the breach by the Seller of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan that materially adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders or the Certificate Insurer, the Trustee shall promptly notify the Seller, the related Servicer, the Guarantor and the Certificate Insurer of such defect, missing document or breach and request that the Seller deliver such missing document or cure such defect or breach within 60 days from the date the Seller was notified of such missing document, defect or breach, and if the Seller does not deliver such missing document or cure such defect or breach in all material respects during such period, the related Servicer, to the extent it is not the Seller or an Affiliate of the Seller, and otherwise the Trustee shall enforce the obligations of the Seller under the Mortgage Loan Purchase Agreement to repurchase such Mortgage Loan from REMIC I-A, REMIC I-B or REMIC I-C, as applicable, at the Purchase Price within 90 days after the date on which the Seller was notified (subject to Section 2.03(c)) of such missing document, defect or breach, if and to the extent that the Seller is obligated to do so under the Mortgage Loan Purchase Agreement. The Purchase Price for the repurchased Mortgage Loan shall be remitted to the related Servicer for deposit in the related Collection Account and the Trustee, upon receipt of written certification from the related Servicer of such deposit, shall release to the Seller the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall furnish to it and as shall be necessary to vest in the Seller any Mortgage Loan released pursuant hereto. The Trustee shall not have any further responsibility with regard to such Mortgage File. In lieu of repurchasing any such Mortgage Loan as provided above, if so provided in the Mortgage Loan Purchase Agreement, the Seller may cause such Mortgage Loan to be removed from REMIC I (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(b). It is understood and agreed that the obligation of the Seller to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such omission, defect or breach available to the Trustee and the Certificateholders. The related Servicer or the Trustee, as applicable, will be reimbursed for expenses reasonably incurred in connection with any breach or defect giving rise to the purchase obligation under this Section 2.03 pursuant to Section 3.11(a)(viii).

                  With respect to the representations and warranties made by the Seller in the Mortgage Loan Purchase Agreement, the Trustee shall not be charged with knowledge of any breach of any such representation or warranty by the Seller unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such breach or the Trustee receives written notice of such breach from the Depositor, either Servicer, the Guarantor, the Certificate Insurer or the Certificateholders.

                  (b) Any substitution of Qualified Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.03(a) must be effected prior to the date which is two years after the Startup Day for REMIC I.

                  As to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by the Seller delivering to the Trustee, for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01, together with an Officers' Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Shortfall Amount (as described below), if any, in connection with such substitution. The Trustee shall acknowledge receipt for such Qualified Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, shall review such documents as specified in Section 2.02 and deliver to the Depositor, the related Servicer, the Guarantor and the Certificate Insurer, with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit C-1, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Trustee shall deliver to the Depositor, the related Servicer, the Guarantor and the Certificate Insurer a certification substantially in the form of Exhibit C-2 hereto with respect to such Qualified Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of REMIC I-A, REMIC I-B, REMIC I-C and will be retained by the Seller. For the month of substitution, distributions to Certificateholders will reflect the Monthly Payment due on such Deleted Mortgage Loan on or before the Due Date in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Depositor shall give or cause to be given written notice to the Certificateholders that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement and the Mortgage Loan Purchase Agreement, including, all applicable representations and warranties thereof included in the Mortgage Loan Purchase Agreement.

                  For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the related Servicer will determine the amount (the "Substitution Shortfall Amount"), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate of, as to each such Qualified Substitute Mortgage Loan, the Stated Principal Balance thereof as of the date of substitution, together with one month's interest on such Stated Principal Balance at the applicable Net Mortgage Rate, plus all outstanding P&I Advances and Servicing Advances (including Nonrecoverable P&I Advances and Nonrecoverable Servicing Advances) related thereto. On the date of such substitution, the Seller will deliver or cause to be delivered to the related Servicer for deposit in the related Collection Account an amount equal to the Substitution Shortfall Amount, if any, and the Trustee, upon receipt of the related Qualified Substitute Mortgage Loan or Loans and certification by the related Servicer of such deposit, shall release to the Seller the related Mortgage File or

Files and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, the Seller shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

                  In addition, the Seller shall obtain at its own expense and deliver to the Trustee, the Guarantor and the Certificate Insurer an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on any Trust REMIC, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code, or
(b) any Trust REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

                  (c) Upon discovery by the Depositor, the Seller, the Servicer, the Trustee, the Guarantor or the Certificate Insurer that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, the Seller shall repurchase or, subject to the limitations set forth in Section 2.03(b), substitute one or more Qualified Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. Any such repurchase or substitution shall be made in the same manner as set forth in
Section 2.03(a). The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

                  SECTION 2.04. Reserved

                  SECTION 2.05. Representations, Warranties and Covenants of the
                                Servicers.

                  Each Servicer hereby represents, warrants and covenants as to itself to the Trustee, for the benefit of the Certificateholders, and to the Depositor, the Certificate Insurer and the Guarantor that as of the Closing Date or as of such date specifically provided herein:

                  (i) It is either (a) in the case of GMAC, a corporation duly organized and validly existing under the laws of the State of Delaware or (b) in the case of Countrywide, a limited partnership duly organized and validly existing under the laws of the State of Texas, and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by such Servicer in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure its ability to enforce each Mortgage Loan and to service the Mortgage Loans in accordance with the terms of this Agreement;

                  (ii) Such Servicer has the full power and authority to conduct its business as presently conducted by it and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. Such Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Depositor and the Trustee, constitutes a legal, valid and binding obligation of such Servicer, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

                  (iii) The execution and delivery of this Agreement by such Servicer, the servicing of the Mortgage Loans by such Servicer hereunder, the consummation by such Servicer of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of such Servicer and will not (A) result in a breach of any term or provision of the organizational documents of such Servicer or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which such Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to such Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over such Servicer; and such Servicer is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to such Servicer's knowledge, would in the future materially and adversely affect, (x) the ability of such Servicer to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of such Servicer taken as a whole;

                  (iv) Such Servicer is a HUD approved servicer or an approved seller/servicer for Fannie Mae or Freddie Mac;

                  (v) Such Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant made by it and contained in this Agreement;

                  (vi) [Reserved];

                  (vii) No litigation is pending against such Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of such Servicer to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

                  (viii) There are no actions or proceedings against, or investigations known to it of, such Servicer before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by such Servicer of its obligations under, or validity or enforceability of, this Agreement;

                  (ix) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by such Servicer of, or compliance by such Servicer with, this Agreement or the consummation by it of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date;

                  (x) Such Servicer will not waive any Prepayment Charge unless it is waived in accordance with the standard set forth in Section 3.01; and

                  (xi) Each Servicer has fully furnished and will continue to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company or their successors on a monthly basis.

                  It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the Mortgage Files to the Trustee and shall inure to the benefit of the Trustee, the Depositor, the Certificateholders, the Guarantor and the Certificate Insurer. Upon discovery by any of the Depositor, either Servicer, the Trustee, the Guarantor or the Certificate Insurer of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Certificateholders or the Certificate Insurer, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the Trustee, the Guarantor and the Certificate Insurer. Subject to Section 7.01, unless such breach shall not be susceptible of cure within 90 days, the obligation of the related Servicer set forth in this
Section 2.05 to cure breaches shall constitute the sole remedy against such Servicer available to the Certificateholders, the Depositor, the Guarantor and the Trustee on behalf of the Certificateholders respecting a breach of the representations, warranties and covenants contained in this Section 2.05. Notwithstanding the foregoing, within 90 days of the earlier of discovery by either Servicer or receipt of notice by either Servicer of the breach of the representation of a Servicer set forth in Section 2.05(x) above which materially and adversely affects the interests of the Holders of the Class P Certificates in any Prepayment Charge, the related Servicer shall remedy such breach as follows: the related Servicer must pay the amount of the scheduled Prepayment Charge, for the benefit of the Holders of the Class P Certificates, by depositing such amount into the related Collection Account, net of any amount previously collected by such Servicer or paid by such Servicer, for the benefit of the Holders of the Class P Certificates, in respect of such Prepayment Charge.

                  SECTION 2.06. Issuance of the REMIC I-A Regular Interests and
                                the Class I Certificates; Issuance of the REMIC I-B Regular Interests and the Class R-II Certificates; Issuance of the REMIC I-C Regular Interests and the Class R-III Certificates.

                  (a) The Trustee acknowledges the assignment to it of the Group I Mortgage Loans and the delivery to it of the Mortgage Files, subject to the provisions of Section 2.01 and Section 2.02, together with the assignment to it of all other assets included in REMIC I-A, the receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Class R-I Certificates in authorized denominations. The interests evidenced by the Class R-I Certificates, together with the REMIC I-A Regular Interests, constitute the entire beneficial ownership interest in REMIC I-A. The rights of the Class R-I Certificates and REMIC II (as holder of the REMIC I-A Regular Interest) to receive distributions from the proceeds of REMIC I-A in respect of the Class I Certificates and the REMIC I-A Regular Interests, and all ownership interests evidenced or constituted by the Class R-I Certificates and the REMIC I-A Regular Interests, shall be as set forth in this Agreement.

                  (b) The Trustee acknowledges the assignment to it of the Group II Mortgage Loans and the delivery to it of the Mortgage Files, subject to the provisions of Section 2.01 and Section 2.02, together with the assignment to it of all other assets included in REMIC I-B, the receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Class R-II Certificates in authorized denominations. The interests evidenced by the Class R-II Certificates Interest, together with the REMIC I-B Regular Interests, constitute the entire beneficial ownership interest in REMIC I-B. The rights of the R-II Certificates and REMIC II (as holder of the REMIC I-B Regular Interest) to receive distributions from the proceeds of REMIC I-B in respect of the Class R-II Certificates and the REMIC I-B Regular Interests, and all ownership interests evidenced or constituted by the Class R-II Certificates and the REMIC I-B Regular Interests, shall be as set forth in this Agreement.

                  (c) The Trustee acknowledges the assignment to it of the Group II IMortgage Loans and the delivery to it of the Mortgage Files, subject to the provisions of Section 2.01 and Section 2.02, together with the assignment to it of all other assets included in REMIC I-C, the receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Class R-III Certificates in authorized denominations. The interests evidenced by the Class R-III Certificates, together with the REMIC I-C Regular Interests, constitute the entire beneficial ownership interest in REMIC I-C. The rights of the Class R-III Certificates and REMIC II (as holder of the REMIC I-C Regular Interest) to receive distributions from the proceeds of REMIC I-C in respect of the Class R-III Certificates and the REMIC I-C Regular Interests, and all ownership interests evidenced or constituted by the Class R-III Certificates and the REMIC I-C Regular Interests, shall be as set forth in this Agreement.

                  SECTION 2.07. Conveyance of the REMIC I-A Regular Interests,
                                REMIC I-B Regular Interests and REMIC I-C
                                Regular Interests; Acceptance of REMIC II by the Trustee.

                  The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee, without recourse all the right, title and interest of the Depositor in and to the REMIC I-A Regular Interests, the REMIC I-B Regular Interests and the REMIC I-C Regular Interests for the benefit of the Class R-II Interest and REMIC II (as holder of the REMIC I-A

Regular Interests, the REMIC I-B Regular Interests and the REMIC I-C Regular Interests). The Trustee acknowledges receipt of the REMIC I-A Regular Interests, the REMIC I-B Regular Interests and the REMIC I-C Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Class R-II Interest and REMIC II (as holder of the REMIC I-A Regular Interests, the REMIC I-B Regular Interests and the REMIC I-C Regular Interests). The rights of the Class R-II Interest and REMIC II (as holder of the REMIC I-A Regular Interests, the REMIC I-B Regular Interests and the REMIC I-C Regular Interests) to receive distributions from the proceeds of REMIC II in respect of the Class R-II Interest and REMIC II Regular Interests, respectively, and all ownership interests evidenced or constituted by the Class R-II Interest and the REMIC II Regular Interests, shall be as set forth in this Agreement.

                  SECTION 2.08. Conveyance of the REMIC II Regular Interests;
                                Acceptance of REMIC III by the Trustee.

                  The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee, without recourse all the right, title and interest of the Depositor in and to the REMIC II Regular Interests for the benefit of the Class R-X Certificateholders and REMIC III (as holder of the REMIC II Regular Interests). The Trustee acknowledges receipt of the REMIC II Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Class R-X Certificateholders and REMIC III (as holder of the REMIC II Regular Interests). The rights of the Class R-X Certificateholders and REMIC III (as holder of the REMIC II Regular Interests) to receive distributions from the proceeds of REMIC III in respect of the Class R-X Certificates and REMIC III Certificates, respectively, and all ownership interests evidenced or constituted by the Class R-X Certificates and the REMIC III Certificates, shall be as set forth in this Agreement.

                  SECTION 2.09. Issuance of Residual Certificates.

                  The Trustee acknowledges the assignment to it of the REMIC Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the Residual Certificates in authorized denominations.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                              OF THE MORTGAGE LOANS

                  SECTION 3.01. Servicer to Act as Servicer.

                  (a) Unless otherwise specified, all references to actions to be taken or previously taken by "the Servicer" under this Article III or any other provision of this Agreement with respect to a Mortgage Loan or Mortgage Loans or with respect to an REO Property or REO Properties shall be to actions to be taken or previously taken by each Servicer with respect to a Mortgage Loan or Mortgage Loans serviced thereby or with respect to an REO Property or REO Properties administered thereby. Furthermore, unless otherwise specified, all references to actions to be taken or previously taken by "the Servicer" under this Article III or any other provision of this Agreement with respect to "the Collection Account," "the Servicing Account" or "the REO Account" shall be to actions to be taken or previously taken by each Servicer with respect to the Collection Account, the Servicing Account or the REO Account to be established and maintained thereby. Consistent with the foregoing, but only insofar as the context so permits, this Article III is to be read with respect to each Servicer as if such Servicer alone was servicing and administering its respective Mortgage Loans hereunder.

                  (b) The Servicer shall service and administer the Mortgage Loans on behalf of the Trust Fund and in the best interests of and for the benefit of the Certificateholders and the Certificate Insurer (as determined by the Servicer in its reasonable judgment) in accordance with the terms of this Agreement and the respective Mortgage Loans and, to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of mortgage lenders and loan servicers administering similar mortgage loans but without regard to:

                  (i) any relationship that the Servicer, any Sub-Servicer or any Affiliate of the Servicer or any Sub-Servicer may have with the related Mortgagor;

                  (ii) the ownership or non-ownership of any Certificate by the Servicer or any Affiliate of the Servicer;

                  (iii) the Servicer's obligation to make P&I Advances or Servicing Advances; or

                  (iv) the Servicer's or any Sub-Servicer's right to receive compensation for its services hereunder or with respect to any particular transaction.

                  To the extent consistent with the foregoing, the Servicer (a) shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes and (b) shall waive (or permit a Sub-Servicer to waive) a Prepayment Charge only under the following circumstances: (i) such waiver is standard and customary in servicing similar Mortgage Loans, (ii) such waiver relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan, (iii) the collection of such Prepayment Charge would be in violation of applicable laws or (iv) the Servicer has not been provided with sufficient information to enable it to collect the Prepayment Charge. If a Prepayment Charge is waived as permitted by meeting the standard described in clause (iii) or (iv) above, then the Servicer shall enforce the Trustee's rights under the Mortgage Loan Purchase Agreement including the obligation of the Seller to pay the amount of such waived Prepayment Charge to the Servicer for deposit in the Collection Account for the benefit of the Holders of the Class P Certificates.

                  Subject only to the above-described servicing standards and the terms of this Agreement and of the respective Mortgage Loans, the Servicer shall have full power and authority, acting alone or through Sub-Servicers as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer in its own name or in the name of a Sub-Servicer is hereby authorized and empowered by the Trustee when the Servicer believes it appropriate in its best judgment in accordance with the servicing standards set forth above, to execute and deliver, on behalf of the Trust Fund, the Certificateholders and the Trustee or any of them, and upon written notice to the Trustee, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trustee and Certificateholders, and to market, sell and transfer title of REO Properties held in the name of the Trust Fund to third party purchasers upon terms and conditions deemed reasonable by the Servicer, to bring or respond to civil actions or complaints (in its own name or that of the Trust Fund and to execute any other document necessary or appropriate to enable the Servicer to carry out its duties. The Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. The Servicer shall also comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any standard hazard insurance policy. Subject to Section 3.17, the Trustee shall execute, at the written request of the Servicer, and furnish to the Servicer and any Sub-Servicer any special or limited powers of attorney and other documents necessary or appropriate to enable the Servicer or any Sub-Servicer to carry out their servicing and administrative duties hereunder and the Trustee shall not be liable for the actions of the Servicer or any Sub-Servicers under such powers of attorney.

                  Subject to Section 3.09 hereof, in accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the timely payment of taxes and assessments on the Mortgaged Properties, which advances shall be Servicing Advances reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section
3.11. Any cost incurred by the Servicer or by Sub-Servicers in effecting the timely payment of taxes and assessments on a Mortgaged Property shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

                  Notwithstanding anything in this Agreement to the contrary, the Servicer may not make any future advances with respect to a Mortgage Loan (except as provided in Section 4.03) and the Servicer shall not (i) permit any modification with respect to any Mortgage Loan that would change the Mortgage Rate, reduce or increase the principal balance (except for (A) a reduction of interest payments resulting from the application of the Relief Act or any similar state statutes or (B) reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan (unless, as provided in Section 3.07, the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) or (ii) permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder) and (B) cause any Trust REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions.

                  The Servicer may delegate its responsibilities under this Agreement; provided, however, that no such delegation shall release the Servicer from the responsibilities or liabilities arising under this Agreement.

                  SECTION 3.02. Sub-Servicing Agreements Between Servicer and Sub-Servicers.

                  (a) The Servicer may enter into Sub-Servicing Agreements with Sub-Servicers for the servicing and administration of the Mortgage Loans; provided, however, that (i) such agreements would not result in a withdrawal or a downgrading by any Rating Agency of the rating on any Class of Certificates (without regard to the Policy) as evidenced by a letter to that effect delivered to the Depositor, the Trustee, each Servicer, the Certificate Insurer and the Guarantor; and (ii) the Controlling Person (as provided in Section 1.03) shall have consented to such Sub-Servicing Agreements (which consent shall not be unreasonably withheld) with Sub-Servicers, for the servicing and administration of the Mortgage Loans. The Trustee is hereby authorized to acknowledge, at the request of the Servicer, any Sub-Servicing Agreement that, based on an Officers' Certificate of the Servicer delivered to the Trustee (upon which the Trustee can conclusively rely), meets the requirements applicable to Sub-Servicing Agreements set forth in this Agreement and that is otherwise permitted under this Agreement.

                  Each Sub-Servicer shall be (i) authorized to transact business in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub-Servicing Agreement and (ii) a Freddie Mac or Fannie Mae approved mortgage servicer. Each Sub-Servicing Agreement must impose on the Sub-Servicer requirements conforming to the provisions set forth in Section 3.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. The Servicer will examine each Sub-Servicing Agreement and will be familiar with the terms thereof. The terms of any Sub- Servicing Agreement will not be inconsistent with any of the provisions of this Agreement. The Servicer and the Sub-Servicers may enter into and make amendments to the Sub-Servicing Agreements or enter into different forms of Sub-Servicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Certificateholders or the Certificate Insurer without the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights or the Certificate Insurer; provided, further, that the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights or the Certificate Insurer shall not be required (i) to cure any ambiguity or defect in a Sub-Servicing Agreement, (ii) to correct, modify or supplement any provisions of a Sub-Servicing Agreement, or (iii) to make any other provisions with respect to matters or questions arising under a Sub-Servicing Agreement, which, in each case, shall not be inconsistent with the provisions of this Agreement. Any variation without the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights or the Certificate Insurer from the provisions set forth in Section 3.08 relating to insurance or priority requirements of Sub-Servicing Accounts, or credits and charges to the Sub-Servicing Accounts or the timing and amount of remittances by the Sub-Servicers to the Servicer, are conclusively deemed to be inconsistent with this Agreement and therefore prohibited. The Servicer shall deliver to the Trustee, the Certificate Insurer and the Guarantor copies of all Sub-Servicing Agreements, and any amendments or modifications thereof, promptly upon the Servicer's execution and delivery of such instruments.

                  (b) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee, the Certificateholders and the Certificate Insurer, shall enforce the obligations of each Sub- Servicer under the related Sub-Servicing Agreement, including, without limitation, any obligation of a Sub- Servicer to make advances in respect of delinquent payments as required by a Sub-Servicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of enforcing the obligations of a Sub-Servicer at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

                  SECTION 3.03. Successor Sub-Servicers.

                  The Servicer, with the consent of the Controlling Person (as provided in Section 1.04), shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement. In the event of termination of any Sub-Servicer, all servicing obligations of such Sub- Servicer shall be assumed simultaneously by the Servicer without any act or deed on the part of such Sub- Servicer or the Servicer, and the Servicer either shall service directly the related Mortgage Loans or shall enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 3.02.

                  Any Sub-Servicing Agreement shall include the provision that such agreement may be immediately terminated by the Trustee (if the Trustee is acting as a Servicer) without fee, in accordance with the terms of this Agreement, in the event that the Servicer (or the Trustee, if it is then acting as a Servicer) shall, for any reason, no longer be the Servicer (including termination due to a Servicer Event of Default).

                  SECTION 3.04. Liability of the Servicer.

                  Notwithstanding any Sub-Servicing Agreement or the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee, the Certificateholders and the Certificate Insurer for the servicing and administering of the Mortgage Loans in accordance with the provisions of
Section 3.01 without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Sub- Servicer for indemnification of the Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  SECTION 3.05. No Contractual Relationship Between
                                Sub-Servicers, the Trustee, the Certificate
                                Insurer, the Guarantor or the
                                Certificateholders.

                  Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such shall be deemed to be between the Sub-Servicer and the Servicer alone, and the Trustee and the Certificateholders, the Certificate Insurer and the Guarantor shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer except as set forth in Section 3.06. The Servicer shall be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

                  SECTION 3.06. Assumption or Termination of Sub-Servicing
                                Agreements by the Trustee.

                  In the event the Servicer shall for any reason no longer be the Servicer (including by reason of the occurrence of a Servicer Event of Default), the Trustee, its designee or other successor Servicer shall thereupon assume all of the rights and obligations of the Servicer under each Sub-Servicing Agreement that the Servicer may have entered into, unless the Trustee, such designee or other successor Servicer elects to terminate any Sub-Servicing Agreement in accordance with its terms as provided in Section
3.03. Upon such assumption, the Trustee, its designee or the successor Servicer for the Trustee appointed pursuant to Section 7.02 shall be deemed, subject to
Section 3.03, to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Sub-Servicing Agreement to the same extent as if each Sub-Servicing Agreement had been assigned to the assuming party, except that (i) the Servicer shall not thereby be relieved of any liability or obligations under any Sub-Servicing Agreement that arose before it ceased to be the Servicer and (ii) none of the Trustee, its designee or any successor Servicer shall be deemed to have assumed any liability or obligation of the Servicer that arose before it ceased to be the Servicer.

                  The Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by or on behalf of it, and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

                  The Servicing Fee payable to the Trustee or other successor Servicer shall be payable from payments received on the Mortgage Loans in the amount and in the manner set forth in this Agreement.

                  SECTION 3.07. Collection of Certain Mortgage Loan Payments.

                  The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any applicable insurance policies, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or, if applicable, any penalty interest, or (ii) extend the due dates for the Monthly Payments due on a Mortgage Note for a period of not greater than 180 days; provided, however, that any extension pursuant to clause (ii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder, except as provided below. In the event of any such arrangement pursuant to clause (ii) above, the Servicer shall make timely advances on such Mortgage Loan during such extension pursuant to Section 4.03 and in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangement. Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, consistent with the standards set forth in Section 3.01, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan (such payment, a "Short Pay-off"), or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor. If the Class C-I Certificates are no longer outstanding, GMAC shall not take any action pursuant to the preceding sentence with respect to a Group I Mortgage Loan without obtaining the prior written consent of the Guarantor to such modification. GMAC shall submit to the Guarantor with its request for consent, such information related to the proposed modification as can be expected to be needed by the Guarantor to evaluate GMAC's request, including the terms of the proposed modification and the reasons for GMAC's decision that such Group I Mortgage Loan should be modified. The Guarantor shall be deemed to have consented to GMAC's request in the event that the Guarantor does not provide GMAC with either its written consent to such requested modification or written notice of its objection to such modification within five Business Days of its receipt of GMAC's request. Requests for modification shall be sent to the Guarantor at: Fannie Mae, Special Products Group, Mail Stop 5H-5W-03, 13150 Worldgate Drive, Herndon, Virginia 20170,
Attention: Director. With respect to each Group I Mortgage Loan which is modified with the consent of the Guarantor, GMAC shall give written notice to the Certificate Insurer to the address set forth in Section 11.05 and to the Guarantor to the following address: Fannie Mae, Special Products Group, Mail Stop 5H- 5W-03, 13150 Worldgate Drive, Herndon, Virginia 20170, Attention:
Director. Such notice shall be delivered within thirty Business Days following such modification and shall include information with respect to the modification, including, without limitation, the interest rate, the principal balance and the maturity date of such Group I Mortgage Loan before and after such modification.

                  SECTION 3.08. Sub-Servicing Accounts.

                  In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub- Servicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the "Sub-Servicing Account"). The Sub-Servicing Account shall be an Eligible Account and shall comply with all requirements of this Agreement relating to the Collection Account. The Sub-Servicer shall deposit in the clearing account in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Sub-Servicer's receipt thereof, all proceeds of Mortgage Loans received by the Sub-Servicer less its servicing compensation to the extent permitted by the Sub-Servicing Agreement, and shall thereafter deposit such amounts in the Sub-Servicing Account, in no event more than two Business Days after the receipt of such amounts. The Sub-Servicer shall thereafter deposit such proceeds in the Collection Account or remit such proceeds to the Servicer for deposit in the Collection Account not later than two Business Days after the deposit of such amounts in the Sub-Servicing Account. For purposes of this Agreement, the Servicer shall be deemed to have received payments on the Mortgage Loans when the Sub-Servicer receives such payments.

                  SECTION 3.09. Collection of Taxes, Assessments and Similar
                                Items; Servicing Accounts.

                  The Servicer shall establish and maintain, or cause to be established and maintained, one or more accounts (the "Servicing Accounts"), into which all collections from the Mortgagors (or related advances from Sub-Servicers) for the payment of taxes, assessments, hazard insurance premiums and comparable items for the account of the Mortgagors ("Escrow Payments") shall be deposited and retained. Servicing Accounts shall be Eligible Accounts. The Servicer shall deposit in the Servicing Account all Escrow Payments collected on account of the Mortgage Loans within two Business Days of the Servicer's receipt thereof, for the purpose of effecting the payment of any such items as required under the terms of this Agreement. Withdrawals of amounts from a Servicing Account may be made only to (i) effect payment of taxes, assessments, hazard insurance premiums, and comparable items in a manner and at a time that assures that the lien priority of the Mortgage is not jeopardized (or, with respect to the payment of taxes, in a manner and at a time that avoids the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien); (ii) reimburse the Servicer (or a Sub-Servicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any advances made pursuant to Section 3.01 (with respect to taxes and assessments) and
Section 3.14 (with respect to hazard insurance); (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Servicing Account; or (v) clear and terminate the Servicing Account at the termination of the Servicer's obligations and responsibilities in respect of the Mortgage Loans under this Agreement in accordance with Article IX. As part of its servicing duties, the Servicer or Sub-Servicers shall pay to the Mortgagors interest on funds in the Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement therefor.

                  SECTION 3.10. Collection Account and Distribution Account.

                  (a) On behalf of the Trust Fund, the Servicer shall establish and maintain, or cause to be established and maintained, one or more accounts (such account or accounts, the "Collection Account"), held in trust for the benefit of the Trustee, the Certificateholders and the Certificate Insurer. On behalf of the Trust Fund, the Servicer shall deposit or cause to be deposited in the Collection Account, in no event more than two Business Days after the Servicer's receipt thereof, as and when received or as otherwise required hereunder, the following payments and collections received or made by it subsequent to the Cut-off Date (other than in respect of principal or interest on the related Mortgage Loans due on or before the Cut-off Date), or payments (other than Principal Prepayments) received by it on or prior to the Cut-off Date but allocable to a Due Period subsequent thereto:

                  (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

                  (ii) all payments on account of interest (net of the related Servicing Fee) on each Mortgage Loan;

                  (iii) all Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (other than proceeds collected in respect of any particular REO Property and amounts paid in connection with a purchase of Mortgage Loans and REO Properties pursuant to Section 9.01);

                  (iv) any amounts required to be deposited pursuant to Section
         3.12 in connection with any losses realized on Permitted Investments with respect to funds held in the Collection Account;

                  (v) any amounts required to be deposited by the Servicer pursuant to the second paragraph of Section 3.14(a) in respect of any blanket policy deductibles;

                  (vi) all proceeds of any Mortgage Loan repurchased or purchased in accordance with Section 2.03, Section 3.16 or Section 9.01;

                  (vii) all amounts required to be deposited in connection with shortfalls in principal amount of Qualified Substitute Mortgage Loans pursuant to Section 2.03; and

                  (viii) all Prepayment Charges collected by the Servicer in connection with the Principal Prepayment of any of the Mortgage Loans.

                  The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, modification or assumption fees, or insufficient funds charges need not be deposited by the Servicer in the Collection Account and may be retained by the Servicer as additional compensation. In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

                  (b) On behalf of the Trust Fund, the Trustee shall establish and maintain one or more accounts (such account or accounts, the "Distribution Account"), held in trust for the benefit of the Trustee, the Trust Fund, the Certificateholders and the Certificate Insurer. On behalf of the Trust Fund, the Servicer shall deliver to the Trustee in immediately available funds for deposit in the Distribution Account by 3:00 p.m. New York time on the Servicer Remittance Date, that portion of the Available Distribution Amount (calculated without regard to the references in clause (2) of the definition thereof to amounts that may be withdrawn from the Distribution Account) for the related Distribution Date then on deposit in the Collection Account and the amount of all Prepayment Charges collected by the Servicer in connection with the Principal Prepayment of any of the Mortgage Loans then on deposit in the Collection Account and the amount of any funds reimbursable to an Advancing Person pursuant to Section 3.26.

                  (c) Funds in the Collection Account and the Distribution Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12. The Servicer shall give notice to the Trustee, the Guarantor and the Certificate Insurer of the location of the Collection Account maintained by it when established and prior to any change thereof. The Trustee shall give notice to the Servicer, the Depositor, the Guarantor and the Certificate Insurer of the location of the Distribution Account when established and prior to any change thereof.

                  (d) Funds held in the Collection Account at any time may be delivered by the Servicer to the Trustee for deposit in an account (which may be the Distribution Account and must satisfy the standards for the Distribution Account as set forth in the definition thereof) and for all purposes of this Agreement shall be deemed to be a part of the Collection Account; provided, however, that the Trustee shall have the sole authority to withdraw any funds held pursuant to this subsection (d). In the event the Servicer shall deliver to the Trustee for deposit in the Distribution Account any amount not required to be deposited therein, it may at any time request in writing that the Trustee withdraw such amount from the Distribution Account and remit to it any such amount, any provision herein to the contrary notwithstanding. In addition, the Servicer shall deliver to the Trustee from time to time for deposit, and the Trustee shall so deposit, in the Distribution Account:

                  (i) any P&I Advances, as required pursuant to Section 4.03;

                  (ii) any amounts required to be deposited pursuant to Section 3.23(d) or (f) in connection with any REO Property;

                  (iii) any amounts to be paid in connection with a purchase of Mortgage Loans and REO Properties pursuant to Section 9.01; and

                  (iv) any amounts required to be deposited pursuant to Section
         3.24 in connection with any Prepayment Interest Shortfall.

                  (e) [Reserved].

                  (f) The Servicer shall deposit in the Collection Account or Distribution Account, as the case may be, any amounts required to be deposited pursuant to Section 3.12(b) in connection with losses realized on Permitted Investments with respect to funds held in the Collection Account or Distribution Account, respectively.

                  (g) On the Closing Date, the Depositor shall deposit into the Distribution Account an amount equal to $3,181,952.13. The Trustee shall allocate $2,272,852.13 to the Group I Principal Remittance Amount, $11,237.42 to the Group I Interest Remittance Amount, $543,850.00 to the Group III-A Principal Remittance Amount, $2,850.38 to the Group III-A Interest Remittance Amount, $365,250.00 to the Group III-B Principal Remittance Amount and $2,224.06 to the Group III-B Interest Remittance Amount, and shall distribute such amount to the Certificates on the first Distribution Date pursuant to Section 4.01(a).

                  SECTION 3.11. Withdrawals from the Collection Account and
                                Distribution Account.

                  (a) The Servicer shall, from time to time, make withdrawals from the Collection Account for any of the following purposes or as described in Section 4.03:

                  (i) to remit to the Trustee for deposit in the Distribution Account the amounts required to be so remitted pursuant to Section 3.10(b) or permitted to be so remitted pursuant to the first sentence of Section 3.10(d);

                  (ii) subject to Section 3.16(d), to reimburse the Servicer for P&I Advances, but only to the extent of amounts received which represent Late Collections (net of the related Servicing Fees) of Monthly Payments on Mortgage Loans with respect to which such P&I Advances were made in accordance with the provisions of Section 4.03;

                  (iii) subject to Section 3.16(d), to pay the Servicer or any Sub-Servicer, as applicable, (a) any unpaid Servicing Fees, (b) any unreimbursed Servicing Advances with respect to each Mortgage Loan, but only to the extent of any Late Collections, Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan and (c) any Nonrecoverable Servicing Advances with respect to the final liquidation of a Mortgage Loan, but only to the extent that Late Collections, Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan are insufficient to reimburse the Servicer or any Sub-Servicer for Servicing Advances;

                  (iv) to pay to the Servicer as servicing compensation (in addition to the Servicing Fee) on the Servicer Remittance Date any interest or investment income earned on funds deposited in the Collection Account;

                  (v) to pay to the Servicer, the Depositor, the Originator or the Seller, as the case may be, with respect to each Mortgage Loan that has previously been purchased or replaced pursuant to Section 2.03 or
         Section 3.16(c) all amounts received thereon subsequent to the date of purchase or substitution, as the case may be;

                  (vi) to reimburse the Servicer for any P&I Advance previously made which the Servicer has determined to be a Nonrecoverable P&I Advance in accordance with the provisions of Section 4.03;

                  (vii) to reimburse the Servicer or the Depositor for expenses incurred by or reimbursable to the Servicer or the Depositor, as the case may be, pursuant to Section 3.02(b) and Section 6.03;

                  (viii) to reimburse the Servicer, the Guarantor (with respect to the Group I-A Loans) or Trustee for expenses reasonably incurred in connection with any breach or defect giving rise to the purchase obligation under Section 2.03 of this Agreement, including any expenses arising out of the enforcement of the purchase obligation;

                  (ix) to pay, or to reimburse the Servicer for Servicing Advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Section 3.16(b); and

                  (x) to clear and terminate the Collection Account pursuant to
         Section 9.01.

                  The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account, to the extent held by or on behalf of it, pursuant to subclauses (ii), (iii), (iv), (v), (vi), (viii) and (ix) above. The Servicer shall provide written notification to the Trustee, the Guarantor and the Certificate Insurer, on or prior to the next succeeding Servicer Remittance Date, upon making any withdrawals from the Collection Account pursuant to subclauses (vi) and (vii) above; provided that an Officers' Certificate in the form described under Section 4.03(d) shall suffice for such written notification to the Trustee in respect of clause (vi) hereof.

                  (b) The Trustee shall, from time to time, make withdrawals from the Distribution Account, for any of the following purposes, without priority:

                  (i) to make distributions to Certificateholders, the Certificate Insurer and the Guarantor in accordance with Section 4.01;

                  (ii) to pay to itself amounts to which it is entitled pursuant to Section 8.05 or for Extraordinary Trust Fund Expenses;

                  (iii) to reimburse itself pursuant to Section 7.02;

                  (iv) to pay any amounts in respect of taxes pursuant to
         Section 10.01(g)(iii);

                  (v) to pay to an Advancing Person reimbursements for P&I Advances and/or Servicing Advances pursuant to Section 3.26; and

                  (vi) to clear and terminate the Distribution Account pursuant to Section 9.01.

                  SECTION 3.12. Investment of Funds in the Collection Account
                                and the Distribution Account.

                  (a) The Servicer may direct any depository institution maintaining the Collection Account (for purposes of this Section 3.12, an "Investment Account") to invest the funds in such Investment Account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee is the obligor thereon. Amounts in the Distribution Account may be held uninvested. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee for the benefit of the Certificateholders and the Certificate Insurer. The Trustee shall be entitled to sole possession (except with respect to investment direction of funds held in the Collection Account and any income and gain realized thereon) over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee or its nominee. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the party with investment discretion over such Investment Account shall:

                  (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

                  (y) demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer of the Trustee that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

                  (b) All income and gain realized from the investment of funds deposited in the Collection Account and any REO Account held by or on behalf of the Servicer, shall be for the benefit of the Servicer and shall be subject to its withdrawal in accordance with Section 3.11 or
         Section 3.23, as applicable. The Servicer shall deposit in the Collection Account or any REO Account, as applicable, the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon realization of such loss. All income in the nature of interest from the investment of funds in the Distribution Account shall be for the benefit of the Trustee. The Trustee shall remit from its own funds for deposit into the Distribution Account the amount of any loss incurred on Permitted Investments in the Distribution Account, if amounts on deposit in the Distribution Account are invested in Permitted Investments by the Trustee in the absence of direction from another party.

                  (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may and, subject to Section 8.01 and Section 8.02(v), upon the request of the Holders of Certificates representing more than 50% of the Voting Rights allocated to any Class of Certificates, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

                  (d) The Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. Such compensation shall not be considered an amount that is reimbursable or payable to the Trustee pursuant to Section 3.11 or 3.12 or otherwise payable in respect of Extraordinary Trust Fund Expenses.

                  SECTION 3.13. Agreement to Appoint a Special Servicer.

                  (a) The Guarantor (with the consent of the Certificate Insurer, which consent shall not be unreasonably withheld) may require GMAC to enter into a special subservicing agreement with a servicer with expertise in servicing delinquent mortgage loans as designated by the Guarantor (the "Special Servicer") on or after the earliest Distribution Date with respect to which the aggregate Certificate Principal Balance of the Class C-I Certificates has been reduced to zero. Such special subservicing agreement shall relate to the servicing of only Group I-A Mortgage Loans that (x) have been delinquent in payment with respect to three or more Monthly Payments (provided, however, that the third such Monthly Payment shall not be deemed to be delinquent for purposes of this clause (x) until the close of business on the last day of the month in which such Monthly Payment first became due) and (y) have been transferred to the Special Servicer in accordance with this Section 3.13 and the related special subservicing agreement (a "Specially Serviced Mortgage Loan").

                  (b) The special subservicing agreement shall be consistent with the provisions of this Agreement, including but not limited to this Section 3.13, Section 3.02(a), Section 3.02(b), and Section 3.08, except as provided otherwise in this Section 3.13. In addition, the special subservicing agreement shall be on terms which shall be reasonably acceptable to the Guarantor and GMAC and shall provide, at a minimum that:

                  (1) the Special Servicer shall at all times meet the eligibility criteria described in Section 3.02(a);

                  (2) the Special Servicer shall service only the Specially Serviced Mortgage Loans in a manner consistent with the provisions with this Agreement except as provided otherwise in the special subservicing agreement;

                  (3) the Special Servicer shall use the Fannie Mae foreclosure network (and pay the customary fees therefor) for foreclosures and bankruptcies relating to Specially Serviced Mortgage Loans;

                  (4) the Special Servicer shall use the Fannie Mae disposition service (and pay the customary fees therefor) for the disposition of REO Property related to Specially Serviced Mortgage Loans;

                  (5) the Special Servicer shall make Servicing Advances on the Specially Serviced Mortgage Loans to the same extent and in the same manner as GMAC with respect to the Group I-A Mortgage Loans pursuant to this Agreement;

                  (6) the Special Servicer shall be entitled to receive the Servicing Fee with respect to all Specially Serviced Mortgage Loans;

                  (7) prior to the transfer of servicing to the Special Servicer, GMAC and the Special Servicer shall have provided all notices relating to such transfer of servicing as required to be delivered to the borrowers by applicable state and federal law;

                  (8) the Special Servicer shall indemnify GMAC and the Trustee for any liabilities to them arising from failures of the Special Servicer to perform its obligations according to the terms of the subservicing agreement;

                  (9) GMAC shall promptly give notice thereof to the Trustee, the Certificate Insurer and the Guarantor of the transfer of servicing to the Special Servicer, including the loan number together with the borrower's name and the unpaid Stated Principal Balance of the transferred Mortgage Loan at the time of transfer;

                  (10) each of the respective obligations, duties, and liabilities of GMAC and the Special Servicer (or either of them) with respect to the servicing of the Specially Serviced Mortgage Loans that have arisen prior to the date on which the servicing of such Specially Serviced Mortgage Loan was transferred to the Special Servicer (the "Effective Date"), or that arise on and after the Effective Date, under this Agreement and the subservicing agreement and that remain unperformed or unsatisfied shall survive any transfer of servicing;

                  (11) once a Group I-A Mortgage Loan becomes a Specially Serviced Mortgage Loan, such Mortgage Loan shall remain a Specially Serviced Mortgage Loan, and shall continue to be serviced by the Special Servicer, until the earlier of the liquidation or other disposition of such

         Mortgage Loan or the termination of the subservicing agreement, regardless of delinquency status or otherwise;

                  (12) the Guarantor may remove the Special Servicer if the Special Servicer at any time fails to meet any of the above criteria or otherwise, in the judgment of the Guarantor, fails to perform according to the terms of the subservicing agreement and the provisions of this
         Section 3.13; provided that prior to any such removal the Guarantor shall designate a successor Special Servicer meeting the requirements of this Section 3.13, and no removal of a Special Servicer shall be effective until a successor Special Servicer has entered into a special subservicing agreement meeting the requirements of this Section 3.13 and agreed to assume the duties of the Special Servicer or GMAC has undertaken such duties; and

                  (13) in connection with any transfer of a Group I-A Mortgage Loan to the Special Servicer as a Specially Serviced Mortgage Loan, GMAC shall execute any appropriate assignments or other documents reasonable and necessary to further the prosecution of the Special Servicer obligations under the special subservicing agreement.

                  SECTION 3.14. Maintenance of Hazard Insurance and Errors and
                                Omissions and Fidelity Coverage.

                  (a) Each Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the lesser of the current principal balance of such Mortgage Loan and the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis, in each case in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy. The Servicer shall also cause to be maintained fire insurance with extended coverage on each REO Property in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property, plus accrued interest at the Mortgage Rate and related Servicing Advances. The Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies. Any amounts to be collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or amounts to be released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.11, if received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to
Section 3.23, if received in respect of an REO Property. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

                  In the event that the Servicer shall obtain and maintain a blanket policy with an insurer having a General Policy Rating of A:X or better in Best's Key Rating Guide (or such other rating that is comparable to such rating) insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.14, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this
Section 3.14, and there shall have been one or more losses which would have been covered by such policy, deposit to the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

                  (b) Each Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Servicer's obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of Fannie Mae if it were the purchaser of the Mortgage Loans, unless the Servicer has obtained a waiver of such requirements from Fannie Mae. The Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of Fannie Mae, unless the Servicer has obtained a waiver of such requirements from Fannie Mae. The Servicer shall be deemed to have complied with this provision if an Affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. The Servicer shall provide the Guarantor with any such errors and omissions policy and fidelity bond and any such errors and omissions policy and fidelity bond shall by its terms not be cancelable without thirty days prior written notice to the Trustee. The Servicer shall also cause each Sub-Servicer to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements.

                  SECTION 3.15. Enforcement of Due-On-Sale Clauses; Assumption
                                Agreements.

                  Each Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the "due- on-sale" clause, if any, applicable thereto; provided, however, that the Servicer shall not be required to take such action if in its sole business judgment the Servicer believes it is not in the best interests of the Trust Fund and shall not exercise any such rights if prohibited by law from doing so. If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, or if any of the other conditions set forth in the proviso to the preceding sentence apply, the Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. Each Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note, provided that no such substitution shall be effective unless such person satisfies the underwriting criteria of the Originator and has a credit risk rating at least equal to that of the original Mortgagor. In connection with any assumption or substitution, the Servicer shall apply the Originator's underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities and as it applies to other mortgage loans owned solely by it. The Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy. Any fee collected by the Servicer in respect of an assumption, modification or substitution of liability agreement shall be retained by the Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the related Mortgage Rate and the amount of the Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof. The Servicer shall notify the Trustee, the Certificate Insurer and the Guarantor that any such substitution, modification or assumption agreement has been completed by forwarding to the Trustee (with a copy to the Certificate Insurer and the Guarantor) the executed original of such substitution, modification or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. If the Class C-I Certificates are no longer outstanding, GMAC shall not take or enter into any substitution, assumption or modification agreement with respect to a Group I Mortgage Loan without obtaining the prior written consent of the Guarantor to such substitution, assumption or modification agreement. GMAC shall submit to the Guarantor with its request for consent, such information related to the proposed substitution, assumption or modification agreement as can be expected to be needed by the Guarantor to evaluate GMAC's request, including the terms of the proposed substitution, assumption or modification and the reasons for GMAC's decision that such substitution, assumption or modification agreement should be taken or entered into with respect to such Group I Mortgage Loan. The Guarantor shall be deemed to have consented to GMAC's request in the event that the Guarantor does not provide GMAC with either its written consent to such requested substitution, assumption or modification agreement or written notice of its objection to such substitution, assumption or modification agreement within five Business Days of its receipt of the GMAC's request. Such requests shall be sent to the Guarantor at: Fannie Mae, Special Products Group, Mail Stop 5H-5W-03, 13150 Worldgate Drive, Herndon, Virginia 20170, Attention: Director. With respect to each substitution, assumption or modification agreement which is entered into with the consent of the Guarantor, GMAC shall give written notice to the Certificate Insurer to the addresses set forth in Section 11.05, to the Guarantor to the following address: Fannie Mae, Special Products Group, Mail Stop 5H-5W-03, 13150 Worldgate Drive, Herndon, Virginia 20170, Attention: Director. Such notice shall be delivered within thirty Business Days following the date of such substitution, assumption or modification agreement.

                  Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or by the terms of the Mortgage Note or any assumption which the Servicer may be restricted by law from preventing, for any reason whatever. For purposes of this Section 3.15, the term "assumption" is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

                  SECTION 3.16. Realization Upon Defaulted Mortgage Loans.

                  (a) The Servicer shall exercise its discretion, consistent with customary servicing procedures and the terms of this Agreement, with respect to the enforcement and servicing of defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest with respect thereto, including but not limited to the sale of such Mortgage Loan to a third party, the modification of such Mortgage Loan, or foreclosure upon the related Mortgaged Property and disposition thereof.

                  In furtherance of the foregoing, the Servicer shall use its best efforts, consistent with Accepted Servicing Practices, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances by the Servicer as contemplated in Section 3.11 and Section 3.23. The foregoing is subject to the provision that, in any case in which Mortgaged Property shall have suffered damage from an Uninsured Cause, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion that such restoration will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for such expenses.

                  (b) Notwithstanding the foregoing provisions of this Section
3.16 or any other provision of this Agreement, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall not, on behalf of the Trust Fund either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Trustee, the Trust Fund or the Certificateholders would be considered to hold title to, to be a "mortgagee-in- possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a report prepared by an Independent Person who regularly conducts environmental audits using customary industry standards, that:

                  (1) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

                  (2) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trust Fund to take such actions with respect to the affected Mortgaged Property.

                  Notwithstanding the foregoing, if such environmental audit reveals, or if the Servicer has knowledge or notice, that the Mortgaged Property securing such Mortgage Loan contains such wastes or substances or is within one mile of the site of such wastes or substances, the Servicer shall not foreclose or accept a deed in lieu of foreclosure without the prior written consent of the Guarantor (with respect to the Group I Mortgage Loans) and the Certificate Insurer.

                  The cost of the environmental audit report contemplated by this Section 3.16 shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in
Section 3.11(a)(ix), such right of reimbursement being prior to the rights of Certificateholders, the Certificate Insurer and the Guarantor to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

                  If the Servicer determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund; provided that any amounts disbursed by the Servicer pursuant to this Section 3.16(b) shall constitute Servicing Advances, subject to
Section 4.03(d). The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.11(a)(iii) and (a)(ix), such right of reimbursement being prior to the rights of Certificateholders, the Certificate Insurer and the Guarantor to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

                  (c) Each Servicer may at its option purchase from REMIC I-A, REMIC I-B or REMIC I-C, as applicable, any Mortgage Loan or related REO Property that is 90 days or more delinquent, which the Servicer determines in good faith will otherwise become subject to foreclosure proceedings (evidence of such determination to be delivered in writing to the Trustee, in form and substance satisfactory to the Trustee prior to purchase), at a price equal to the Purchase Price; provided, however, that the Servicer shall purchase any such Mortgage Loans or related REO Properties on the basis of delinquency, purchasing the most delinquent Mortgage Loans or related REO Properties first. In the event

GMAC fails to purchase from REMIC I-A any such Group I Mortgage Loan or related REO Property, the Guarantor shall be entitled to purchase such Group I Mortgage Loan or related REO Property at any time thereafter. The Purchase Price for any Mortgage Loan or related REO Property purchased hereunder shall be deposited in the Collection Account, and the Trustee, upon receipt of written certification from the Servicer of such deposit, shall release or cause to be released to the Servicer or the Guarantor, as applicable, the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Servicer or the Guarantor, as applicable, shall furnish and as shall be necessary to vest in the Servicer or the Guarantor title to any Mortgage Loan or related REO Property released pursuant hereto.

                  (d) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds, in respect of any Mortgage Loan, will be applied in the following order of priority: first, to reimburse the Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances and P&I Advances, pursuant to Section 3.11(a)(ii) or (a)(iii); second, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by the Servicer as follows: first, to unpaid Servicing Fees; and second, to the balance of the interest then due and owing. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Servicer or any Sub-Servicer pursuant to Section 3.11(a)(iii).

                  (e) Furthermore, the Holder of the Class R-X Certificates will have the option to purchase, at any one time, 1.00% (and in any case, at least 5 Mortgage Loans) of the Mortgage Loans, by aggregate Stated Principal Balance of the Mortgage Loans as of such date, at a purchase price equal to the greater of
(A) the aggregate Purchase Price of such Mortgage Loans and (B) the aggregate fair market value of such Mortgage Loans. The Mortgage Loans that may be purchased by the Holder of the Class R Certificates pursuant to this paragraph will be selected by the Servicer in its sole discretion. If at any time the Holder of the Class R-X Certificates exercises such option, it shall immediately notify or cause to be notified the Trustee by a certification in the form of Exhibit E (which certification shall include a statement to the effect that all amounts required to be deposited in the Collection Account pursuant to Section
3.10 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release the related Mortgage Files to the Holder of the Class R-X Certificates. Any tax on "prohibited transactions" (as defined in Section 860F(a)(2) of the Code) imposed on any REMIC created hereunder related to the exercise of the option provided by this paragraph (e) shall in no event be payable by the Trustee, the Guarantor, the Certificate Insurer or the Trust Fund.

                  SECTION 3.17. Trustee to Cooperate; Release of Mortgage Files.

                  (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Servicer will immediately notify or cause to be notified the Trustee by a certification in the form of Exhibit E (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.10 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release the related Mortgage File to the Servicer at the cost of the related Servicer and at no cost to the Trustee or the Trust Fund. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account or the Distribution Account.

                  (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any insurance policy relating to the Mortgage Loans, the Trustee shall, at the expense of the related Servicer, upon any request made by or on behalf of the Servicer and delivery to the Trustee of a Request for Release in the form of Exhibit E, release the related Mortgage File to the Servicer, and the Trustee shall, at the direction of the Servicer, execute such documents as shall be necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Servicer to return each and every document previously requested from the Mortgage File to the Trustee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered, or caused to be delivered, to the Trustee an additional Request for Release certifying as to such liquidation or action or proceedings. Upon the request of the Trustee, the Servicer shall provide notice to the Trustee of the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the Collection Account have been so deposited, or that such Mortgage Loan has become an REO Property, any outstanding Requests for Release with respect to such Mortgage Loan shall be released by the Trustee to the Servicer or its designee.

                  (c) Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to the Servicer or the Sub-Servicer, as the case may be, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

                  SECTION 3.18. Servicing Compensation.

                  As compensation for the activities of the Servicer hereunder, the Servicer shall be entitled to the Servicing Fee with respect to each Mortgage Loan payable solely from payments of interest in respect of such Mortgage Loan, subject to Section 3.24. In addition, the Servicer shall be entitled to recover unpaid Servicing Fees out of Insurance Proceeds or Liquidation Proceeds to the extent permitted by Section 3.11(a)(iii) and out of amounts derived from the operation and sale of an REO Property to the extent permitted by Section 3.23. Except as provided in Sections 3.26, the right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Servicer's responsibilities and obligations under this Agreement; provided, however, that the Servicer may pay from the Servicing Fee any amounts due to a Sub-Servicer pursuant to a Sub-Servicing Agreement entered into under Section 3.02.

                  Additional servicing compensation in the form of assumption or modification fees, late payment charges, insufficient funds charges or otherwise (subject to Section 3.24 and other than Prepayment Charges) shall be retained by the Servicer only to the extent such fees or charges are received by the Servicer. The Servicer shall also be entitled pursuant to Section 3.11(a)(iv) to withdraw from the Collection Account and pursuant to Section 3.23(b) to withdraw from any REO Account, as additional servicing compensation, interest or other income earned on deposits therein, subject to Section 3.12 and Section 3.24. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including premiums for the insurance required by Section 3.14, to the extent such premiums are not paid by the related Mortgagors or by a Sub-Servicer, servicing compensation of each Sub-Servicer, and to the extent provided herein in Section 8.05, the expenses of the Trustee) and shall not be entitled to reimbursement therefor except as specifically provided herein.

                  SECTION 3.19. Reports to the Trustee and Others; Collection
                                Account Statements.

                  Not later than twenty days after each Distribution Date, the Servicer shall forward to the Trustee (upon the Trustee's request), the Guarantor (upon request), the Certificate Insurer and the Depositor the most current available bank statement for the Collection Account. Copies of such statement shall be provided by the Trustee to any Certificateholder and to any Person identified to the Trustee as a prospective transferee of a Certificate, upon request at the expense of the requesting party, provided such statement is delivered by the Servicer to the Trustee.

                  In addition, on each Distribution Date, the Servicer shall forward to the Rating Agencies, the Guarantor, the Certificate Insurer and the Trustee a report setting forth the percentage of Mortgage Loans that are 30 or more days delinquent, in foreclosure, have been converted to REO Properties or have been discharged by reason of bankruptcy.

                  SECTION 3.20. Statement as to Compliance.

                  Not later than March 15th of each calendar year commencing in 2005, each Servicer will deliver to the Trustee, the Depositor, the Guarantor and the Certificate Insurer an Officers' Certificate (upon which the Trustee can conclusively rely in connection with its obligations under Section 4.06) substantially in the form of Exhibit L attached hereto stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such calendar year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of any such statement shall be provided by the Trustee to any Certificateholder and to any Person identified to the Trustee as a prospective transferee of a Certificate, upon request at the expense of the requesting party, provided such statement is delivered by the Servicer to the Trustee.

                  SECTION 3.21. Independent Public Accountants' Servicing
                                Report.

                  Not later than March 15th of each calendar year commencing in 2005, each Servicer, at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish to the Servicer a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Servicer which includes an assertion that the Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of residential mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of residential mortgage loans by Sub-Servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those Sub-Servicers. Immediately upon receipt of such report, the Servicer shall, at its own expense, furnish a copy of such report to the Trustee, the Guarantor, the Certificate Insurer and each Rating Agency. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request, provided that such statement is delivered by the Servicer to the Trustee.

                  SECTION 3.22. Access to Certain Documentation.

                  (a) The Servicer shall provide to the Office of Thrift Supervision, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder or Certificate Owner, access to the documentation in the Servicer's possession regarding the Mortgage Loans required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it. In addition, access to the documentation in the Servicer's possession regarding the

Mortgage Loans will be provided to any Certificateholder or Certificate Owner, the Trustee, the Guarantor, the Certificate Insurer and to any Person identified to the Servicer as a prospective transferee of a Certificate; provided, however, that providing access to such Person will not violate any applicable laws, upon reasonable request during normal business hours at the offices of the Servicer designated by it at the expense of the Person requesting such access. Nothing in this Section shall limit the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section 3.22(a) as a result of such obligation shall not constitute a breach of this
Section 3.22(a). In each case, access to any documentation regarding the Mortgage Loans may be conditioned upon the requesting party's acknowledgement in writing of a confidentiality agreement reasonably satisfactory to the Servicer regarding any information that is required to remain confidential under the Gramm-Leach-Bliley Act of 1999.

                  (b) For a period of two years from the Closing Date, the Guarantor may contact the Depositor to confirm that the Originator continues to actively engage in a program to originate mortgage loans to low-income families and to obtain other non-proprietary information about the Originator's activities that may assist the Guarantor in completing its own regulatory requirements during normal business hours and subject to reimbursement for expenses. The Depositor shall use reasonable efforts to provide such information to the Guarantor.

                  SECTION 3.23. Title, Management and Disposition of REO
                                Property.

                  (a) The deed or certificate of sale of any REO Property shall be taken in the name of the Trustee, or its nominee, in trust for the benefit of the Certificateholders. The Servicer, on behalf of REMIC I, shall either sell any REO Property prior to the end of the third taxable year after REMIC I acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code or request from the Internal Revenue Service, no later than 60 days before the day on which the three-year grace period would otherwise expire, an extension of the three-year grace period, unless the Servicer shall have delivered to the Trustee, the Certificate Insurer and the Guarantor an Opinion of Counsel, addressed to the Trustee, the Depositor, the Guarantor and the Certificate Insurer, to the effect that the holding by REMIC I-A, REMIC I-B or REMIC I-C of such REO Property subsequent to three years after its acquisition will not result in the imposition on any Trust REMIC of taxes on "prohibited transactions" thereof, as defined in Section 860F of the Code, or cause any Trust REMIC to fail to qualify as a REMIC under Federal law at any time that any Certificates are outstanding. The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or result in the receipt by any Trust REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions.

                  (b) The Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets and shall establish and maintain, or cause to be established and maintained, with respect to REO Properties, an account held in trust for the Trustee for the benefit of the Certificateholders and the Certificate Insurer (the "REO Account"), which shall be an Eligible Account. The Servicer shall be permitted to allow the Collection Account to serve as the REO Account, subject to separate ledgers for each REO Property. The Servicer shall be entitled to retain or withdraw any interest income paid on funds deposited in the REO Account.

                  (c) The Servicer shall have the sole discretion to determine whether an immediate sale of an REO Property or continued management of such REO Property is in the best interests of the Certificateholders and the Certificate Insurer. In furtherance of the foregoing, the Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Servicer manages and operates similar property owned by the Servicer or any of its Affiliates, all on such terms and for such period as the Servicer deems to be in the best interests of Certificateholders. In connection therewith, the Servicer shall deposit, or cause to be deposited in the REO Account, in no event more than two Business Days after the Servicer's receipt thereof, all revenues received by it with respect to an REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property including, without limitation:

                  (i) all insurance premiums due and payable in respect of such REO Property;

                  (ii) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon; and

                  (iii) all costs and expenses necessary to maintain such REO Property.

                  To the extent that amounts on deposit in the REO Account with respect to an REO Property are insufficient for the purposes set forth in clauses (i) through (iii) above with respect to such REO Property, the Servicer shall advance from its own funds such amount as is necessary for such purposes if, but only if, the Servicer would make such advances if the Servicer owned the REO Property and if in the Servicer's judgment, the payment of such amounts will be recoverable from the rental or sale of the REO Property.

                  Notwithstanding the foregoing, neither the Servicer nor the Trustee shall:

                  (i) authorize the Trust Fund to enter into, renew or extend any New Lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

                  (ii) authorize any amount to be received or accrued under any New Lease other than amounts that will constitute Rents from Real Property;

                  (iii) authorize any construction on any REO Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of
         Section 856(e)(4)(B) of the Code; or

                  (iv) authorize any Person to Directly Operate any REO Property on any date more than 90 days after its date of acquisition by the Trust Fund;

unless, in any such case, the Servicer has obtained an Opinion of Counsel, provided to the Trustee, the Guarantor and the Certificate Insurer, to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code at any time that it is held by REMIC I, in which case the Servicer may take such actions as are specified in such Opinion of Counsel.

                  The Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

                  (i) the terms and conditions of any such contract shall not be inconsistent herewith;

                  (ii) any such contract shall require, or shall be administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above and remit all related revenues (net of such costs and expenses) to the Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;

                  (iii) none of the provisions of this Section 3.23(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Servicer of any of its duties and obligations to the Trustee on behalf of the Certificateholders and the Certificate Insurer with respect to the operation and management of any such REO Property; and

                  (iv) the Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

                  The Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, irrespective of whether the Servicer's compensation pursuant to Section 3.18 is sufficient to pay such fees; provided, however, that to the extent that any payments made by such Independent Contractor would constitute Servicing Advances if made by the Servicer, such amounts shall be reimbursable as Servicing Advances made by the Servicer.

                  (d) In addition to the withdrawals permitted under Section 3.23(c), the Servicer may from time to time make withdrawals from the REO Account for any REO Property: (i) to pay itself or any

Sub-Servicer unpaid Servicing Fees in respect of the related Mortgage Loan; and
(ii) to reimburse itself or any Sub-Servicer for unreimbursed Servicing Advances and P&I Advances made in respect of such REO Property or the related Mortgage Loan. On the Servicer Remittance Date, the Servicer shall withdraw from each REO Account maintained by it and deposit into the Distribution Account in accordance with Section 3.10(d)(ii), for distribution on the related Distribution Date in accordance with Section 4.01, the income from the related REO Property received during the prior calendar month, net of any withdrawals made pursuant to Section 3.23(c) or this Section 3.23(d).

                  (e) Subject to the time constraints set forth in Section 3.23(a), each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer shall deem necessary or advisable, as shall be normal and usual in its Accepted Servicing Practices.

                  (f) The proceeds from the REO Disposition, net of any amount required by law to be remitted to the Mortgagor under the related Mortgage Loan and net of any payment or reimbursement to the Servicer or any Sub-Servicer as provided above, shall be deposited in the Distribution Account in accordance with Section 3.10(d)(ii) on the Servicer Remittance Date in the month following the receipt thereof for distribution on the related Distribution Date in accordance with Section 4.01. Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

                  (g) The Servicer shall file information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

                  SECTION 3.24. Obligations of the Servicer in Respect of
                                Prepayment Interest Shortfalls.

                  Each Servicer shall deliver to the Trustee for deposit into the Distribution Account by 3:00 p.m. New York time on the Servicer Remittance Date from its own funds an amount equal to the lesser of (i) the aggregate of the Prepayment Interest Shortfalls for the related Distribution Date resulting from full or partial Principal Prepayments during the related Prepayment Period and (ii) the aggregate Servicing Fee for the related Servicer for the related Prepayment Period. Any amounts paid by the Servicer pursuant to this Section
3.24 shall not be reimbursed by any Trust REMIC or the Trust Fund.

                  SECTION 3.25. Obligations of the Servicer in Respect of
                                Mortgage Rates and Monthly Payments.

                  In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Mortgage Rates, Monthly Payments or Stated Principal Balances that were made by the Servicer in a manner not consistent with the terms of the related

Mortgage Note and this Agreement, the Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Trustee for deposit in the Distribution Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Trustee, the Guarantor, the Certificate Insurer, the Depositor and any successor Servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement. Notwithstanding the foregoing, this Section 3.25 shall not limit the ability of the Servicer to seek recovery of any such amounts from the related Mortgagor under the terms of the related Mortgage Note, as permitted by law.

                  SECTION 3.26. Advance Facility.

                  (a) Either Servicer, with the consent of the Certificate Insurer and the Guarantor, is hereby authorized to enter into a facility with any Person which provides that such Person (an "Advancing Person") may fund P&I Advances and/or Servicing Advances to the Trust Fund under this Agreement, although no such facility shall reduce or otherwise affect the Servicer's obligation to fund such P&I Advances and/or Servicing Advances. If the Servicer enters into such an Advance Facility pursuant to this Section 3.26, upon reasonable request of the Advancing Person, the Trustee shall execute a letter of acknowledgment, confirming its receipt of notice of the existence of such Advance Facility. If the Trustee enters into such an Advance Facility pursuant to this Section 3.26, the Servicer shall also be a party to such Advance Facility. To the extent that an Advancing Person funds any P&I Advance or any Servicing Advance and the Servicer provides the Trustee with an Officers' Certificate that such Advancing Person is entitled to reimbursement, such Advancing Person shall be entitled to receive reimbursement pursuant to this Agreement for such amount to the extent provided in Section 3.26(b). Such Officers' Certificate must specify the amount of the reimbursement, the Section of this Agreement that permits the applicable P&I Advance or Servicing Advance to be reimbursed and the section(s) of the Advance Facility that entitle the Advancing Person to request reimbursement from the Trustee, rather than the Servicer or proof of an Event of Default under the Advance Facility. The Trustee shall have no duty or liability with respect to any calculation of any reimbursement to be paid to an Advancing Person and shall be entitled to rely without independent investigation on the Advancing Person's notice provided pursuant to this Section 3.26. An Advancing Person whose obligations hereunder are limited to the funding of P&I Advances and/or Servicing Advances shall not be required to meet the qualifications of the Servicer or a Sub-Servicer pursuant to Section 3.02 hereof and will not be deemed to be a Sub-Servicer under this Agreement.

                  (b) If an advancing facility is entered into, then the Servicer shall not be permitted to reimburse itself therefor under Section 3.11(a)(ii), Section 3.11(a)(iii) and Section 3.11(a)(vi) prior to the remittance to the Trust Fund, but instead the Servicer shall remit such amounts in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance Facility Trustee") designated by such Advancing Person. The Trustee is hereby authorized to pay to the Advancing Person, reimbursements for P&I Advances and Servicing Advances from the Distribution Account to the same extent the Servicer would have been permitted to reimburse itself for such P&I Advances and/or Servicing Advances in accordance with 3.11(a)(ii), Section 3.11(a)(iii) and Section 3.11(a)(vi), as the case may be, had the Servicer itself funded such P&I Advance or Servicing Advance. The Trustee is hereby authorized to pay directly to the Advancing Person such portion of the Servicing Fee as the parties to any advancing facility agree in writing.

                  (c) All P&I Advances and Servicing Advances made pursuant to the terms of this Agreement shall be deemed made and shall be reimbursed on a "first in-first out" (FIFO) basis.

                  (d) Any amendment to this Section 3.26 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.26, including amendments to add provisions relating to a successor Servicer, may be entered into by the Trustee and the Servicer without the consent of any Certificateholder, notwithstanding anything to the contrary in this Agreement.

                  SECTION 3.27. [Reserved].

                  SECTION 3.28 Net WAC Rate Carryover Reserve Accounts.

                  (a) No later than the Closing Date, the Trustee shall establish and maintain with itself, as agent for the Trustee, three separate, segregated trust accounts titled, "Group I Net WAC Rate Carryover Reserve Account, Deutsche Bank National Trust Company, as Trustee, in trust for the registered holders of New Century Home Equity Loan Trust, Series 2004-A, Asset Backed Pass-Through Certificates," "Group II Net WAC Rate Carryover Reserve Account, Deutsche Bank National Trust Company, as Trustee, in trust for the registered holders of New Century Home Equity Loan Trust, Series 2004-A, Asset Backed Pass-Through Certificates" and "Group III Net WAC Rate Carryover Reserve Account, Deutsche Bank National Trust Company, as Trustee, in trust for the registered holders of New Century Home Equity Loan Trust, Series 2004-A, Asset Backed Pass-Through Certificates." The amount on deposit in the Net WAC Rate Carryover Reserve Accounts will consist of any payments received by the Trustee under the related Cap Contracts and deposited into the Net WAC Rate Carryover Reserve Account. All amounts deposited in the Net WAC Rate Carryover Reserve Account shall be distributed to the Holders of the related Class A Certificates and the Mezzanine Certificates in the manner set forth in Section 4.01(a)(4).

                  (b) On each Distribution Date as to which there is a Net WAC Rate Carryover Amount payable to the Class A Certificates or the Mezzanine Certificates, the Trustee has been directed by the Class CE-I Certificateholders (in the case of the Group I Net WAC Rate Carryover Reserve Account), the Class CE-II Certificateholders (in the case of the Group II Net WAC Rate Carryover Reserve Account) and the Class CE-III Certificateholders (in the case of the Group III Net WAC Rate Carryover Reserve Account) to, and therefore will, deposit into the related Net WAC Rate Carryover Reserve Account the amounts described in Section 4.01(a)(4), rather than distributing such amounts to the related Class CE Certificateholders. On each such Distribution Date, the Trustee shall hold all such amounts for the benefit of the Holders of the related Class A Certificates, and Mezzanine Certificates, and will distribute such amounts to the Holders of such Class A Certificates and Mezzanine Certificates in the amounts and priorities set forth in Section 4.01(a).

                  (c) For federal and state income tax purposes, the Class CE-I Certificateholders (in the case of the Group I Net WAC Rate Carryover Reserve Account), the Class CE-II Certificateholders (in the case of the Group II Net WAC Rate Carryover Reserve Account) and the Class CE-III

Certificateholders (in the case of the Group III Net WAC Rate Carryover Reserve Account) will be deemed to be the owners of the related Net WAC Rate Carryover Reserve Account and all amounts deposited into such Net WAC Rate Carryover Reserve Account shall be treated as amounts distributed by REMIC III to the Holders of the related Class CE Certificates. Upon the termination of the Trust Fund, or the payment in full of the related Class A Certificates and Mezzanine Certificates, all amounts remaining on deposit in the related Net WAC Rate Carryover Reserve Account will be released by the Trust Fund and distributed to the related Class CE Certificateholders or their designees. The Net WAC Rate Carryover Reserve Account will be part of the Trust Fund but not part of any REMIC and any payments to the Holders of the related Class A Certificates or Mezzanine Certificates of Net WAC Rate Carryover Amounts will not be payments with respect to a "regular interest" in a REMIC within the meaning of Code
Section 860G(a)(1).

                  (d) By accepting a Class CE Certificate, each Class CE Certificateholder hereby agrees to direct the Trustee, and the Trustee hereby is directed, to deposit into the related Net WAC Rate Carryover Reserve Account the amounts described above on each Distribution Date as to which there is any Net WAC Rate Carryover Amount rather than distributing such amounts to the related Class CE Certificateholders. By accepting a Class CE Certificate, each Class CE Certificateholder further agrees that such direction is given for good and valuable consideration, the receipt and sufficiency of which is acknowledged by such acceptance.

                  (e) Funds on deposit in the Net WAC Rate Carryover Reserve Accounts shall remain uninvested.

                  (f) For federal tax return and information reporting, the right of the Holders of the Class A Certificates and the Mezzanine Certificates to receive payments from the related Net WAC Rate Carryover Reserve Account in respect of any Net Wac Rate Carryover Amount shall be assigned a value of zero.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

                  SECTION 4.01. Distributions.

                  (1) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC I-A, REMIC I-B and REMIC I-C to REMIC II on account of the REMIC I-A Regular Interests, the REMIC I-B Regular Interests and the REMIC I-C Regular Interests or withdrawn from the Distribution Account and distributed to the holders of the Class R-I Certificates, the Class R-II Certificates and the Class R-III Certificates, as the case may be:

                  With respect to the Group I Mortgage Loans:

                  (i) to the Holders of REMIC I-A Regular Interest IA-LT1, REMIC I-A Regular Interest IA-LT2 and REMIC I-A Regular Interest IA-LTP in an amount equal to (A) the Uncertificated Interest for each REMIC I-A Regular Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates;

                  (ii) to the Holders of REMIC I-A Regular Interest IA-LT1 and REMIC I-A Regular Interest IA-LT2 until the Uncertificated Balance of each such REMIC I-A Regular Interest is reduced to zero;

                  (iii) to the Holders of REMIC I-A Regular Interest IA-LTP, on the Distribution Date immediately following the expiration of the latest Prepayment Charge on the Group I Mortgage Loans as identified on the Prepayment Charge Schedule or any Distribution Date thereafter until $100 has been distributed pursuant to this clause; and

                  (iv) any remaining amount to the Holders of the Class R-I Certificates.

                  With respect to the Group II Mortgage Loans:

                  (i) to the Holders of REMIC I-B Regular Interest IB-LT1 and REMIC I-B Regular Interest IB-LTP in an amount equal to (A) the Uncertificated Interest for each REMIC I-B Regular Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates;

                  (ii) to the Holders of REMIC I-B Regular Interest IB-LT1 until the Uncertificated Balance of REMIC I-B Regular Interest IB-LT1 is reduced to zero;

                  (iii) to the Holders of REMIC I-B Regular Interest IB-LTP, on the Distribution Date immediately following the expiration of the latest Prepayment Charge on the Group II Mortgage

         Loans as identified on the Prepayment Charge Schedule or any Distribution Date thereafter until $100 has been distributed pursuant to this clause; and

                  (iv) any remaining amount to the Holders of the Class R-II Certificates.

                  With respect to the Group III Mortgage Loans:

                  (i) to the Holders of REMIC I-C Regular Interest IC-LT1, REMIC I-C Regular Interest IC-LT2 and REMIC I-C Regular Interest IC-LTP in an amount equal to (A) the Uncertificated Interest for each REMIC I-C Regular Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates;

                  (ii) to the Holders of REMIC I-C Regular Interest IC-LT1 and REMIC I-C Regular Interest IC-LT2, until the Uncertificated Balance of each such REMIC I-C Regular Interest is reduced to zero;

                  (iii) to the Holders of REMIC I-C Regular Interest IC-LTP, on the Distribution Date immediately following the expiration of the latest Prepayment Charge on the Group III Mortgage Loans as identified on the Prepayment Charge Schedule or any Distribution Date thereafter until $100 has been distributed pursuant to this clause; and

                  (iv) any remaining amount to the Holders of the Class R-III Certificates.

                  On each Distribution Date, all amounts representing Prepayment Charges in respect of the Group I Mortgage Loans received during the related Prepayment Period will be distributed by REMIC I-A to the Holders of REMIC I-A Regular Interest IA-LTP. The payment of the foregoing amounts to the Holders of REMIC I-A Regular Interest IA-LTP shall not reduce the Uncertificated Balance thereof. On each Distribution Date, all amounts representing Prepayment Charges in respect of the Group II Mortgage Loans received during the related Prepayment Period will be distributed by REMIC I-B to the Holders of REMIC I-B Regular Interest IB-LTP. The payment of the foregoing amounts to the Holders of REMIC I-B Regular Interest IB-LTP shall not reduce the Uncertificated Balance thereof. On each Distribution Date, all amounts representing Prepayment Charges in respect of the Group III Mortgage Loans received during the related Prepayment Period will be distributed by REMIC I-C to the Holders of REMIC I-C Regular Interest IC-LTP. The payment of the foregoing amounts to the Holders of REMIC I-C Regular Interest IC-LTP shall not reduce the Uncertificated Balance thereof.

                  (2) On each Distribution Date, the Trustee shall cause in the following order of priority, the following amounts which shall be deemed to be distributed by REMIC II to REMIC III on account of the REMIC II Regular Interests or withdrawn from the Distribution Account and distributed to the holders of the Class R-X Certificates (in respect of the Class R-II Interest), as the case may be:

                  With respect to the Group I Mortgage Loans:

                  (i) to the Holders of REMIC II Regular Interest II-LTAA1, REMIC II Regular Interest II-LTAI1, REMIC II Regular Interest II-LTAI2, REMIC II Regular Interest II-LTAI3, REMIC II Regular Interest II-LTAI4, REMIC II Regular Interest II-LTAI5, REMIC II Regular Interest II-LTAI6, REMIC II Regular Interest II-LTAI7, REMIC II Regular Interest II-LTAI8, REMIC II Regular Interest II-LTAI9, REMIC II Regular Interest II-LTMI1, REMIC II Regular Interest II-LTMI2, REMIC II Regular Interest II-LTB1 and REMIC II Regular Interest II-LTZZ1 in an amount equal to (A) the Uncertificated Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Interest in respect of REMIC II Regular Interest II-LTZZ1 shall be reduced when the sum of the REMIC II Group I Overcollateralized Amount is less than the REMIC II Group I Required Overcollateralized Amount, by the lesser of (x) the amount of such difference and (y) the Maximum II-LTZZ1 Uncertificated Interest Deferral Amount and such amounts will be payable to the Holders of REMIC II Regular Interest II-LTAI1, REMIC II Regular Interest II-LTAI2, REMIC II Regular Interest II-LTAI3, REMIC II Regular Interest II-LTAI4, REMIC II Regular Interest II-LTAI5, REMIC II Regular Interest II-LTAI6, REMIC II Regular Interest II-LTAI7, REMIC II Regular Interest II-LTAI8, REMIC II Regular Interest II-LTAI9, REMIC II Regular Interest II-LTMI1, REMIC II Regular Interest II-LTMI2 and REMIC II Regular Interest II-LTB1 in the same proportion as the Group I Overcollateralization Increase Amount is allocated to the Corresponding Certificates and the Uncertificated Balance of REMIC II Regular Interest II-LTZZ1 shall be increased by such amount; and

                  (ii) to the Holders of REMIC II Regular Interests, in an amount equal to the remainder of the Group I Available Distribution Amount for such Distribution Date after the distributions made pursuant to clause (i) above, allocated as follows:

                           (a) 98.00% of such remainder to the Holders of REMIC
                  II Regular Interest II-LTAA1, (less the amount payable in clause (d) below), until the Uncertificated Balance of such REMIC II Regular Interest is reduced to zero;

                           (b) 2.00% of such remainder, first, to the Holders of
                  REMIC II Regular Interest II-LTAI1, REMIC II Regular Interest II-LTAI2, REMIC II Regular Interest II- LTAI3, REMIC II Regular Interest II-LTAI4, REMIC II Regular Interest II-LTAI5, REMIC II Regular Interest II-LTAI6, REMIC II Regular Interest II-LTAI7, REMIC II Regular Interest II-LTAI8, REMIC II Regular Interest II-LTAI9, REMIC II Regular Interest II-LTMI1, REMIC II Regular Interest II-LTMI2 and REMIC II Regular Interest II-LTB1, 1.00% of and in the same proportion as principal payments are allocated to the Corresponding Certificates, until the Uncertificated Balances of such REMIC II Regular Interests are reduced to zero and second, to the Holders of REMIC II Regular Interest II- LTZZ1 (less the amount payable in clause (d) below), until the Uncertificated Balance of such REMIC II Regular Interest is reduced to zero; then

                           (c) to the Holders of REMIC II Regular Interest
                  II-LTP1, on the Distribution Date immediately following the expiration of the latest Prepayment Charge on the Group

                  I Mortgage Loans as identified on the Prepayment Charge Schedule or any Distribution Date thereafter until $100 has been distributed pursuant to this clause; and

                           (d) any remaining amount to the Holders of the Class
                  R-X Certificates (as Holder of the Class R-II Interest);

provided, however, that 98.00% and 2.00% of any principal payments that are attributable to a Group I Overcollateralization Reduction Amount shall be allocated to Holders of REMIC II Regular Interest II- LTAA1 and REMIC II Regular Interest I-LTZZ1, respectively.

                  With respect to the Group II Mortgage Loans:

                  (i) to the Holders of REMIC II Regular Interest II-LTAA2, REMIC II Regular Interest II-LTAII1, REMIC II Regular Interest II-LTAII2, REMIC II Regular Interest II-LTAII3, REMIC II Regular Interest II-LTAII4, REMIC II Regular Interest II-LTAII5, REMIC II Regular Interest II-LTAII6, REMIC II Regular Interest II-LTAII7, REMIC II Regular Interest II-LTAII8, REMIC II Regular Interest II-LTAII9, REMIC II Regular Interest II-LTM2, REMIC II Regular Interest II-LTB2 and REMIC II Regular Interest II-LTZZ2 in an amount equal to (A) the Uncertificated Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Interest in respect of REMIC II Regular Interest II-LTZZ2 shall be reduced when the sum of the REMIC II Group II Overcollateralized Amount is less than the REMIC II Group II Required Overcollateralized Amount, by the lesser of (x) the amount of such difference and (y) the Maximum II-LTZZ2 Uncertificated Interest Deferral Amount and such amounts will be payable to the Holders of REMIC II Regular Interest II-LTAII1, REMIC II Regular Interest II-LTAII2, REMIC II Regular Interest II-LTAII3, REMIC II Regular Interest II-LTAII4, REMIC II Regular Interest II-LTAII5, REMIC II Regular Interest II-LTAII6, REMIC II Regular Interest II-LTAII7, REMIC II Regular Interest II-LTAII8, REMIC II Regular Interest II-LTAII9, REMIC II Regular Interest II-LTM2 and REMIC II Regular Interest II-LTB2 in the same proportion as the Group II Overcollateralization Increase Amount is allocated to the Corresponding Certificates and the Uncertificated Balance of REMIC II Regular Interest II-LTZZ2 shall be increased by such amount; and

                  (ii) to the Holders of REMIC II Regular Interests, in an amount equal to the remainder of the Group II Available Distribution Amount for such Distribution Date after the distributions made pursuant to clause (i) above, allocated as follows:

                           (a) 98.00% of such remainder to the Holders of REMIC
                  II Regular Interest II-LTAA2, (less the amount payable in clause (d) below), until the Uncertificated Balance of such REMIC II Regular Interest is reduced to zero;

                           (b) 2.00% of such remainder, first, to the Holders of
                  REMIC II Regular Interest II-LTAII1, REMIC II Regular Interest II-LTAII2, REMIC II Regular Interest II-

                  LTAII3, REMIC II Regular Interest II-LTAII4, REMIC II Regular Interest II-LTAII5, REMIC II Regular Interest II-LTAII6, REMIC II Regular Interest II-LTAII7, REMIC II Regular Interest II-LTAII8, REMIC II Regular Interest II-LTAII9, REMIC II Regular Interest II-LTM2 and REMIC II Regular Interest II-LTB2, 1.00% of and in the same proportion as principal payments are allocated to the Corresponding Certificates, until the Uncertificated Balances of such REMIC II Regular Interests are reduced to zero and second, to the Holders of REMIC II Regular Interest II-LTZZ2 (less the amount payable in clause (d) below), until the Uncertificated Balance of such REMIC II Regular Interest is reduced to zero; then

                           (c) to the Holders of REMIC II Regular Interest
                  II-LTP2, on the Distribution Date immediately following the expiration of the latest Prepayment Charge on the Group II Mortgage Loans as identified on the Prepayment Charge Schedule or any Distribution Date thereafter until $100 has been distributed pursuant to this clause; and

                           (d) any remaining amount to the Holders of the Class
                  R-X Certificates (as Holder of the Class R-II Interest);

provided, however, that 98.00% and 2.00% of any principal payments that are attributable to a Group II Overcollateralization Reduction Amount shall be allocated to Holders of REMIC II Regular Interest II- LTAA2 and REMIC II Regular Interest I-LTZZ2, respectively.

                  With respect to the Group III Mortgage Loans:

                  (i) to the Holders of REMIC II Regular Interest II-LTAA3, REMIC II Regular Interest II-LTAIII1, REMIC II Regular Interest II-LTAIII2, REMIC II Regular Interest II- LTAIII3, REMIC II Regular Interest II-LTM3, REMIC II Regular Interest II-LTB3 and REMIC II Regular Interest II-LTZZ3 in an amount equal to (A) the Uncertificated Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Interest in respect of REMIC II Regular Interest II-LTZZ3 shall be reduced when the sum of the REMIC II Group III Overcollateralized Amount is less than the REMIC II Group III Required Overcollateralized Amount, by the lesser of (x) the amount of such difference and (y) the Maximum II-LTZZ3 Uncertificated Interest Deferral Amount and such amounts will be payable to the Holders of REMIC II Regular Interest II-LTAIII1, REMIC II Regular Interest II-LTAIII2, REMIC II Regular Interest II-LTAIII3, REMIC II Regular Interest II-LTM3 and REMIC II Regular Interest II-LTB3 in the same proportion as the Group III Overcollateralization Increase Amount is allocated to the Corresponding Certificates and the Uncertificated Balance of REMIC II Regular Interest II-LTZZ3 shall be increased by such amount; and

                  (ii) to the Holders of REMIC II Regular Interests, in an amount equal to the remainder of the Group III Available Distribution Amount for such Distribution Date after the distributions made pursuant to clause (i) above, allocated as follows:

                           (a) 98.00% of such remainder to the Holders of REMIC
                  II Regular Interest II-LTAA3 (less the amount payable in clause (d) below), until the Uncertificated Balance of such REMIC II Regular Interest is reduced to zero;

                           (b) 2.00% of such remainder, first, to the Holders of
                  REMIC II Regular Interest II-LTAIII1, REMIC II Regular Interest II-LTAIII2, REMIC II Regular Interest II-LTAIII3, REMIC II Regular Interest II-LTM3 and REMIC II Regular Interest II- LTB3, 1.00% of and in the same proportion as principal payments are allocated to the Corresponding Certificates, until the Uncertificated Balances of such REMIC II Regular Interests are reduced to zero and second, to the Holders of REMIC II Regular Interest II- LTZZ3 (less the amount payable in clause (d) below), until the Uncertificated Balance of such REMIC II Regular Interest is reduced to zero; then

                           (c) to the Holders of REMIC II Regular Interest
                  II-LTP3, on the Distribution Date immediately following the expiration of the latest Prepayment Charge on the Group III Mortgage Loans as identified on the Prepayment Charge Schedule or any Distribution Date thereafter until $100 has been distributed pursuant to this clause; and

                           (d) any remaining amount to the Holders of the Class
                  R-X Certificates (as Holder of the Class R-II Interest);

provided, however, that 98.00% and 2.00% of any principal payments that are attributable to a Group I Overcollateralization Reduction Amount shall be allocated to Holders of REMIC II Regular Interest II- LTAA3 and REMIC II Regular Interest I-LTZZ3, respectively.

                  Notwithstanding the distributions pursuant to this Section 4.01(1), distribution of funds shall conform to the distributions made pursuant to Section 4.01(2), (3) and (4).

                  (2)(I) On each Distribution Date, the Trustee shall withdraw from the Distribution Account an amount equal to the Group I Interest Remittance Amount and distribute to the Certificateholders the following amounts, in the following order of priority:

                  (i) to Fannie Mae, the Guaranty Fee;

                  (ii) concurrently, to the Holders of each Class of Group I Class A Certificates, on a PRO RATA basis based on the entitlement of each such Class, the Senior Interest Distribution Amount allocable to such Certificates;

                  (iii) to Fannie Mae, any Guarantor Reimbursement Amount then due;

                  (iv) to the Certificate Insurer, the amount owing to the Certificate Insurer under the Insurance Agreement for the premium payable in respect of the Class M-I-1 Certificates;

                  (v) to the Holders of the Class M-I-1 Certificates, the Senior Interest Distribution Amount allocable to such Certificates;

                  (vi) to the Certificate Insurer, the amount owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior draws made on the Policy in respect of the Class M-I-1 Certificates and any other amounts owing to the Certificate Insurer under the Insurance Agreement with respect to the Class M-I-1 Certificates;

                  (vii) concurrently, to the Holders of each Class of Group II Class A Certificates and Group III Class A Certificates, on a PRO RATA basis based on the entitlement of each such Class, the Senior Interest Distribution Amount for such Certificates, to the extent remaining undistributed after the distributions of the Group II Interest Remittance Amount as set forth in Section 4.01(a)(2)(II), the Group III-A Interest Remittance Amount as set forth in
Section 4.01(a)(2)(III) and the Group III-B Interest Remittance Amount as set forth in Section 4.01(a)(2)(IV);

                  (viii) to the Certificate Insurer, any remaining amounts owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior draws made on the Policy in respect of the Group II Class A Certificates and Group III Class A Certificates and any other remaining amounts owing to the Certificate Insurer under the Insurance Agreement with respect to the Group II Class A Certificates and the Group III Class A Certificates, in each case, to the extent remaining unpaid after the distributions of the Group II Interest Remittance Amount as set forth in Section 4.01(a)(2)(II), the Group III-A Interest Remittance Amount as set forth in Section 4.01(a)(2)(III) and the Group III-B Interest Remittance Amount as set forth in Section 4.01(a)(2)(IV).

                  (II) On each Distribution Date, the Trustee shall withdraw from the Distribution Account an amount equal to the Group II Interest Remittance Amount and distribute to the Certificateholders the following amounts, in the following order of priority:

                  (i) to the Certificate Insurer, the amount owing to the Certificate Insurer under the Insurance Agreement for the premium payable in respect of the Group II Class A Certificates;

                  (ii) concurrently, to the Holders of each Class of Group II Class A Certificates, on a PRO RATA basis based on the entitlement of each such Class, the Senior Interest Distribution Amount allocable to such Certificates;

                  (iii) to the Certificate Insurer, the amount owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior draws made on the Policy in respect of the Group II Class A Certificates and any other amounts owing to the Certificate Insurer under the Insurance Agreement with respect to the Group II Class A Certificates;

                  (iv) concurrently, to the Holders of each Class of Group I Class A Certificates, the Class M-I-1 Certificates and the Group III Class A Certificates, on a PRO RATA basis based on the entitlement of each such Class, the Senior Interest Distribution Amount for such Certificates, to the extent remaining undistributed after the distributions of the Group I Interest Remittance Amount as set forth in Section 4.01(a)(2)(I), the Group III-A Interest Remittance Amount as set forth in Section 4.01(a)(2)(III) and the Group III-B Interest Remittance Amount as set forth in Section 4.01(a)(2)(IV);

                  (v) to the Certificate Insurer, any remaining amounts owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior draws made on the Policy in respect of the Class M-I-1 Certificates and Group III Class A Certificates and any other remaining amounts owing to the Certificate Insurer under the Insurance Agreement with respect to the Class M-I-1 Certificates and the Group III Class A Certificates, in each case, to the extent remaining unpaid after the distributions of the Group I Interest Remittance Amount as set forth in Section 4.01(a)(2)(I), the Group III-A Interest Remittance Amount as set forth in Section 4.01(a)(2)(III) and the Group III-B Interest Remittance Amount as set forth in Section 4.01(a)(2)(IV); and

                  (vi) to Fannie Mae, any outstanding Guarantor Reimbursement Amount, to the extent remaining unpaid after the distribution of the Group I Principal Remittance Amount as set forth in Section 4.01(a)(2)(I).

                  (III) On each Distribution Date, the Trustee shall withdraw from the Distribution Account an amount equal to the Group III-A Interest Remittance Amount and distribute to the Certificateholders the following amounts, in the following order of priority:

                  (i) to the Certificate Insurer, the amount owing to the Certificate Insurer under the Insurance Agreement for the premium payable in respect of the Class A-III-A Certificates;

                  (ii) to the Holders of the Class A-III-A Certificates, the Senior Interest Distribution Amount allocable to such Certificates;

                  (iii) to the Certificate Insurer, the amount owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior draws made on the Policy in respect of the Class A-III-A Certificates and any other amounts owing to the Certificate Insurer under the Insurance Agreement with respect to the Class A-III-A Certificates;

                  (iv) concurrently, to the Holders of each Class of Group I Class A Certificates, the Class M-I-1 Certificates, the Group II Class A Certificates and the Group III-B Certificates, on a PRO RATA basis based on the entitlement of each such Class, the Senior Interest Distribution Amount for such Certificates, to the extent remaining undistributed after the distributions of the Group I Interest Remittance Amount as set forth in Section 4.01(a)(2)(I), the Group II Interest Remittance Amount as set forth in Section 4.01(a)(2)(II) and the Group III-B Interest Remittance Amount as set forth in Section 4.01(a)(2)(IV); and

                  (v) to the Certificate Insurer, any remaining amounts owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior draws made on the Policy in respect of the Class M-I-1 Certificates, the Group II Class A Certificates and the Group III-B Certificates and any other remaining amounts owing to the Certificate Insurer under the Insurance Agreement with respect to the Class M-I-1 Certificates, the Group II Class A Certificates and the Group III-B Certificates, in each case, to the extent remaining unpaid after the distributions of the Group I Interest Remittance Amount as set forth in Section 4.01(a)(2)(I), the Group II Interest Remittance Amount as set forth in Section 4.01(a)(2)(II) and the Group III-B Interest Remittance Amount as set forth in Section 4.01(a)(2)(IV); and

                  (vi) to Fannie Mae, any outstanding Guarantor Reimbursement Amount, to the extent remaining unpaid after the distribution of the Group I Principal Remittance Amount as set forth in Section 4.01(a)(2)(I).

                  (IV) On each Distribution Date, the Trustee shall withdraw from the Distribution Account an amount equal to the Group III-B Interest Remittance Amount and distribute to the Certificateholders the following amounts, in the following order of priority:

                  (i) to the Certificate Insurer, the amount owing to the Certificate Insurer under the Insurance Agreement for the premium payable in respect of the Group III-B Certificates;

                  (ii) concurrently, to the Holders of each Class of Group III-B Certificates, on a PRO RATA basis based on the entitlement of each such Class, the Senior Interest Distribution Amount allocable to such Certificates;

                  (iii) to the Certificate Insurer, the amount owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior draws made on the Policy in respect of the Group III-B Certificates and any other amounts owing to the Certificate Insurer under the Insurance Agreement with respect to the Group III-B Certificates;

                  (iv) concurrently, to the Holders of each Class of Group I Class A Certificates, the Class M-I-1 Certificates, the Group II Class A Certificates and the Class A-III-A Certificates, on a PRO RATA basis based on the entitlement of each such Class, the Senior Interest Distribution Amount for such Certificates, to the extent remaining undistributed after the distributions of the Group I Interest Remittance Amount as set forth in Section 4.01(a)(2)(I), the Group II Interest Remittance Amount as set forth in Section 4.01(a)(2)(II) and the Group III-A Interest Remittance Amount as set forth in Section 4.01(a)(2)(III); and

                  (v) to the Certificate Insurer, any remaining amounts owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior draws made on the Policy in respect of the Class M-I-1 Certificates, the Group II Class A Certificates and the Group III-A Certificates and any other remaining amounts owing to the Certificate Insurer under the Insurance Agreement with respect to the Class M-I-1 Certificates, the Group II Class A Certificates and the Group III-A Certificates, in each case, to the extent remaining unpaid after the distributions of the Group I Interest Remittance Amount as set forth in Section 4.01(a)(2)(I), the Group II Interest Remittance Amount as set forth in Section 4.01(a)(2)(II) and the Group III-A Interest Remittance Amount as set forth in Section 4.01(a)(2)(III); and

                  (vi) to Fannie Mae, any outstanding Guarantor Reimbursement Amount, to the extent remaining unpaid after the distribution of the Group I Principal Remittance Amount as set forth in Section 4.01(a)(2)(I).

                  (V) On each Distribution Date, following the distributions made pursuant to Section 4.01(a)(2)(I), the Trustee shall withdraw from the Distribution Account an amount equal to any remaining Group I Interest Remittance Amount and distribute to the Certificateholders the following amounts, in the following order of priority:

                  (i) to the Holders of the Class M-I-2 Certificates, an amount equal to the Interest Distribution Amount allocable to the Class M-I-2 Certificates; and

                  (ii) to the Holders of the Class B-I Certificates, an amount equal to the Interest Distribution Amount allocable to the Class B-I Certificates.

                  (VI) On each Distribution Date, following the distributions made pursuant to Section 4.01(a)(2)(II), the Trustee shall withdraw from the Distribution Account an amount equal to any remaining Group II Interest Remittance Amount and distribute to the Certificateholders the following amounts, in the following order of priority:

                  (i) to the Holders of the Class M-II Certificates, an amount equal to the Interest Distribution Amount allocable to the Class M-II Certificates; and

                  (ii) to the Holders of the Class B-II Certificates, an amount equal to the Interest Distribution Amount allocable to the Class B-II Certificates.

                  (VII) On each Distribution Date, following the distributions made pursuant to Section 4.01(a)(2)(III) and (IV), the Trustee shall withdraw from the Distribution Account an amount equal to any remaining Group III-A Interest Remittance Amount and the Group III-B Interest Remittance Amount and distribute to the Certificateholders the following amounts, in the following order of priority:

                  (i) to the Holders of the Class M-III Certificates, an amount equal to the Interest Distribution Amount allocable to the Class M-III Certificates; and

                  (ii) to the Holders of the Class B-III Certificates, an amount equal to the Interest Distribution Amount allocable to the Class B-III Certificates.

                  (3)(I) On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group I Principal Distribution Amount shall be distributed in the following order of priority:

                  (i) to the Holders of the Group I Class A Certificates (allocated among the Group I Class A Certificates in the priority described below), until the Certificate Principal Balances thereof have been reduced to zero;

                  (ii) to Fannie Mae, any Guarantor Reimbursement Amount then due to the extent not paid pursuant to Section 4.02(a)(2)(I)(iii);

                  (iii) to the Certificate Insurer, any remaining amounts owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior draws made on the Policy in respect of the Class M-I-1 Certificates and any other remaining amounts owing to the Certificate Insurer under the Insurance Agreement with respect to the Class M-I-1 Certificates, to the extent not paid pursuant to Section 4.02(a)(2)(I)(vi);

                  (iv) after taking into account the amount distributed to the Holders of the Group II Class A Certificates pursuant to Section 4.02(a)(3)(II)(i), the Class A-III-A Certificates pursuant to Section 4.02(a)(3)(III)(i) and the Group III-B Certificates pursuant to Section 4.02(a)(3)(IV)(i) on such Distribution Date, concurrently, to the Holders of the Group II Class A Certificates (allocated among the Group II Class A Certificates in the priority described below), the Class A-III-A Certificates and the Group III-B Certificates (allocated among the Group III-B Certificates in the priority described below), on a PRO RATA basis based on the Certificate Principal Balance of each such group or Class, until the Certificate Principal Balances thereof have been reduced to zero; and

                  (v) to the Certificate Insurer, any remaining amounts owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior draws made on the Policy in respect of the Group II Class A Certificates and the Group III Class A Certificates and any other remaining amounts owing to the Certificate Insurer under the Insurance Agreement with respect to the Group II Class A Certificates and the Group III Class A Certificates, in each case, to the extent not paid pursuant to Section 4.02(a)(2).

                  (II) On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group II Principal Distribution Amount shall be distributed in the following order of priority:

                  (i) to the Holders of the Group II Class A Certificates (allocated among the Group II Class A Certificates in the priority described below), until the Certificate Principal Balances thereof have been reduced to zero;

                  (ii) to the Certificate Insurer, any remaining amounts owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior draws made on the Policy in respect of the Group II Class A Certificates and any other remaining amounts owing to the Certificate Insurer under the Insurance Agreement with respect to the Group II Class A Certificates, to the extent not paid pursuant to Section 4.02(a)(2)(II)(iii);

                  (iii) after taking into account the amount distributed to the Holders of the Group I Class A Certificates pursuant to Section 4.02(a)(3)(I)(i), the Class A-III-A Certificates pursuant to Section 4.02(a)(3)(III)(i) and the Group III-B Certificates pursuant to Section 4.02(a)(3)(IV)(i) on such Distribution Date, concurrently, to the Holders of the Group I Class A Certificates (allocated among the Group I Class A Certificates in the priority described below), the Class A-III-A Certificates and the Group III-B Certificates (allocated among the Group III-B Certificates in the priority described below), on a PRO RATA basis based on the Certificate Principal Balance of each such group or Class, until the Certificate Principal Balances thereof have been reduced to zero; and

                  (iv) to the Certificate Insurer, any remaining amounts owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior draws made on the Policy in respect of the Class M-I-1 Certificates and the Group III Class A Certificates and any other remaining amounts owing to the Certificate Insurer under the Insurance Agreement with respect to the Class M-I-1 Certificates and the Group III Class A Certificates, in each case, to the extent not paid pursuant to Section 4.02(a)(2).

                  (III) On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group III-A Principal Distribution Amount shall be distributed in the following order of priority:

                  (i) to the Holders of the Class A-III-A Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                  (ii) to the Certificate Insurer, any remaining amounts owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior draws made on the Policy in respect of the Class A-III-A Certificates and any other remaining amounts owing to the Certificate Insurer under the Insurance Agreement with respect to the Class A-III-A Certificates, to the extent not paid pursuant to Section 4.02(a)(2)(III)(iii);

                  (iii) after taking into account the amount distributed to the Holders of the Group I Class A Certificates pursuant to Section 4.02(a)(3)(I)(i), the Group II Class A Certificates pursuant to Section 4.02(a)(3)(II)(i) and the Group III-B Certificates pursuant to Section 4.02(a)(3)(IV)(i) on such Distribution Date, concurrently, to the Holders of the Group I Class A Certificates (allocated among the Group I Class A Certificates in the priority described below), the Group II Class A Certificates (allocated among the Group II Class A Certificates in the priority described below) and the Group III-B Certificates (allocated among the Group III-B Certificates in the priority described below), on a PRO RATA basis based on the Certificate Principal Balance of each such group, until the Certificate Principal Balances thereof have been reduced to zero; and

                  (iv) to the Certificate Insurer, any remaining amounts owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior draws made on the Policy in respect of the Class M-I-1 Certificates and the Group II Class A Certificates and any other remaining amounts owing to the Certificate Insurer under the Insurance Agreement with respect to the Class M-I-1 Certificates and the Group II Class A Certificates, in each case, to the extent not paid pursuant to Section 4.02(a)(2).

                  (IV) On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group III-B Principal Distribution Amount shall be distributed in the following order of priority:

                  (i) to the Holders of the Group III-B Certificates (allocated among the Group III-B Certificates in the priority described below), until the Certificate Principal Balances thereof have been reduced to zero;

                  (ii) to the Certificate Insurer, any remaining amounts owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior draws made on the Policy in respect of the Group III-B Certificates and any other remaining amounts owing to the Certificate Insurer under the Insurance Agreement with respect to the Group III-B Certificates, to the extent not paid pursuant to Section 4.02(a)(2)(IV)(iii);

                  (iii) after taking into account the amount distributed to the Holders of the Group I Class A Certificates pursuant to Section 4.02(a)(3)(I)(i), the Group II Class A Certificates pursuant to Section 4.02(a)(2)(II)(i) and the Class A-III-A Certificates pursuant to
         Section 4.02(a)(2)(III)(i) on such Distribution Date, concurrently, to the Holders of the Group I Class A Certificates (allocated among the Group I Class A Certificates in the priority described below), the Group II Class A Certificates (allocated among the Group II Class A Certificates in the priority described below) and the Class A-III-A Certificates, on a PRO RATA basis based on the Certificate Principal Balance of each such group or Class, until the Certificate Principal Balances thereof have been reduced to zero; and

                  (iv) to the Certificate Insurer, any remaining amounts owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior draws made on the Policy in respect of the Class M-I-1 Certificates and the Group II Class A Certificates and any other remaining amounts owing to the Certificate Insurer under the Insurance Agreement with respect to the Class M-I-1 Certificates and the Group II Class A Certificates, in each case, to the extent not paid pursuant to Section 4.02(a)(2).

                  (V) On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group I Principal Distribution Amount remaining undistributed for such Distribution Date shall be distributed in the following order of priority:

                  (i) to the Holders of the Class M-I-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

                  (ii) to the Holders of the Class M-I-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero; and

                  (iii) to the Holders of the Class B-I Certificates, until the Certificate Principal Balance of such Class has been reduced to zero.

                  (VI) On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group II Principal Distribution Amount remaining undistributed for such Distribution Date shall be distributed in the following order of priority:

                  (i) to the Holders of the Class M-II Certificates, until the Certificate Principal Balance of such Class has been reduced to zero; and

                  (ii) to the Holders of the Class B-II Certificates, until the Certificate Principal Balance of such Class has been reduced to zero.

                  (VII) On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group III-A Principal Distribution Amount and the Group III-B Principal Distribution Amount remaining undistributed for such Distribution Date shall be distributed in the following order of priority:

                  (i) to the Holders of the Class M-III Certificates, until the Certificate Principal Balance of such Class has been reduced to zero; and

                  (ii) to the Holders of the Class B-III Certificates, until the Certificate Principal Balance of such Class has been reduced to zero.

                  (VIII) On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group I Principal Distribution Amount shall be distributed in the following order of priority:

                  (i) to the Holders of the Group I Class A Certificates (allocated among the Group I Class A Certificates in the priority described below), the Group I Class A Principal Distribution Amount, until the Certificate Principal Balances thereof have been reduced to zero;

                  (ii) to Fannie Mae, any Guarantor Reimbursement Amount then due to the extent not paid pursuant to Section 4.02(a)(2)(I)(iii);

                  (iii) to the Certificate Insurer, any remaining amounts owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior draws made on the Policy in respect of the Class M-I-1 Certificates and any other remaining amounts owing to the Certificate Insurer under the Insurance Agreement with respect to the Class M-I-1 Certificates, to the extent not paid pursuant to Section 4.02(a)(2)(I)(vi);

                  (iv) concurrently, to the Holders of the Group II Class A Certificates (allocated among the Group II Class A Certificates in the priority described below), the Class A-III-A Certificates and the Group III-B Certificates (allocated among the Group III-B Certificates in the priority described below), on a PRO RATA basis based on the Certificate Principal Balance of each such group or Class, an amount equal to the excess, if any, of (x) the amount required to be distributed pursuant to Section

4.02(a)(3)(IX)(i) (in the case of the Group II Class A Certificates), Section 4.02(a)(3)(X)(i) (in the case of the Class A-III-A Certificates) or Section 4.02(a)(3)(XI)(i) (in the case of the Group III-B Certificates) for such Distribution Date over (y) the amount actually distributed pursuant to Section 4.02(a)(3)(IX)(i), Section 4.02(a)(3)(X)(i) and Section 4.02(a)(3)(XI)(i) from the Group II Principal Distribution Amount, the Group III-A Principal Distribution Amount or the Group III-B Principal Distribution Amount, as applicable, on such Distribution Date; and

                  (v) to the Certificate Insurer, any remaining amounts owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior draws made on the Policy in respect of the Group II Class A Certificates and the Group III Class A Certificates and any other remaining amounts owing to the Certificate Insurer under the Insurance Agreement with respect to the Group II Class A Certificates and the Group III Class A Certificates, in each case, to the extent not paid pursuant to Section 4.02(a)(2).

                  (IX) On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group II Principal Distribution Amount shall be distributed in the following order of priority:

                  (i) to the Holders of the Group II Class A Certificates (allocated among the Group II Class A Certificates in the priority described below), the Group II Class A Principal Distribution Amount, until the Certificate Principal Balances thereof have been reduced to zero;

                  (ii) to the Certificate Insurer, any remaining amounts owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior draws made on the Policy in respect of the Group II Class A Certificates and any other remaining amounts owing to the Certificate Insurer under the Insurance Agreement with respect to the Group II Class A Certificates, to the extent not paid pursuant to Section 4.02(a)(2)(II)(iii);

                  (iii) concurrently, to the Holders of the Group I Class A Certificates (allocated among the Group I Class A Certificates in the priority described below), the Class A-III-A Certificates and the Group III-B Certificates (allocated among the Group III-B Certificates in the priority described below), on a PRO RATA basis based on the Certificate Principal Balance of each such group or Class, an amount equal to the excess, if any, of (x) the amount required to be distributed pursuant to Section 4.02(a)(3)(VIII)(i) (in the case of the Group I Class A Certificates), Section 4.02(a)(3)(X)(i) (in the case of the Class A-III-A Certificates) or Section 4.02(a)(3)(XI)(i) (in the case of the Group III-B Certificates) for such Distribution Date over (y) the amount actually distributed pursuant to Section 4.02(a)(3)(VIII)(i), Section 4.02(a)(3)(X)(i) and Section 4.02(a)(3)(XI)(i) from the Group I Principal Distribution Amount, the Group III-A Principal Distribution Amount or the Group III-B Principal Distribution Amount, as applicable, on such Distribution Date; and

                  (iv) to the Certificate Insurer, any remaining amounts owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior draws made on the Policy in respect of the Class M-I-1 Certificates and the Group III Class A Certificates and any other remaining amounts owing to the Certificate Insurer under the Insurance Agreement with respect to the Class M-I-1 Certificates and the Group III Class A Certificates, in each case, to the extent not paid pursuant to Section 4.02(a)(2).

                  (X) On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group III-A Principal Distribution Amount shall be distributed in the following order of priority:

                  (i) to the Holders of the Class A-III-A Certificates, the Group III-A Allocation Percentage of the Group III Class A Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  (ii) to the Certificate Insurer, any remaining amounts owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior draws made on the Policy in respect of the Class A-III-A Certificates and any other remaining amounts owing to the Certificate Insurer under the Insurance Agreement with respect to the Class A-III-A Certificates, to the extent not paid pursuant to Section 4.02(a)(2)(III)(iii);

                  (iii) concurrently, to the Holders of the Group I Class A Certificates (allocated among the Group I Class A Certificates in the priority described below), the Group II Class A Certificates (allocated among the Group II Class A Certificates in the priority described below) and the Group III-B Certificates (allocated among the Group III-B Certificates in the priority described below), on a PRO RATA basis based on the Certificate Principal Balance of each such group, an amount equal to the excess, if any, of (x) the amount required to be distributed pursuant to Section 4.02(a)(2)(VIII)(i) (in the case of the Group I Class A Certificates), Section 4.02(a)(3)(IX)(i) (in the case of the Group II Class A Certificates) or Section 4.02(a)(3)(XI)(i) (in the case of the Group III-B Certificates) for such Distribution Date over (y) the amount actually distributed pursuant to Section 4.02(a)(3)(VIII)(i),Section 4.02(a)(3)(IX)(i) and Section 4.02(a)(3)(XI)(i) from the Group I Principal Distribution Amount, the Group II Principal Distribution Amount or the Group III-B Principal Distribution Amount, as applicable, on such Distribution Date; and

                  (iv) to the Certificate Insurer, any remaining amounts owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior draws made on the Policy in respect of the Class M-I-1 Certificates and the Group II Class A Certificates and any other remaining amounts owing to the Certificate Insurer under the Insurance Agreement with respect to the Class M-I-1 Certificates and the Group II Class A Certificates, in each case, to the extent not paid pursuant to Section 4.02(a)(2).

                  (XI) On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group III-B Principal Distribution Amount shall be distributed in the following order of priority:

                  (i) to the Holders of the Group III-B Certificates (allocated among the Group III-B Certificates in the priority described below), the Group III-B Allocation Percentage of the Group III Class A Principal Distribution Amount, until the Certificate Principal Balances thereof have been reduced to zero;

                  (ii) to the Certificate Insurer, any remaining amounts owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior draws made on the Policy in respect of the Group III-B Certificates and any other remaining amounts owing to the Certificate Insurer under the Insurance Agreement with respect to the Group III-B Certificates, to the extent not paid pursuant to Section 4.02(a)(2)(IV)(iii);

                  (iii) concurrently, to the Holders of the Group I Class A Certificates (allocated among the Group I Class A Certificates in the priority described below), the Group II Class A Certificates (allocated among the Group II Class A Certificates in the priority described below) and the Class A-III-A Certificates, on a PRO RATA basis based on the Certificate Principal Balance of each such group or Class, an amount equal to the excess, if any, of (x) the amount required to be distributed pursuant to Section 4.02(a)(3)(VIII)(i) (in the case of the Group I Class A Certificates), Section 4.02(a)(3)(IX)(i) (in the case of the Group II Class A Certificates) or Section 4.02(a)(3)(X)(i) (in the case of the Class A-III-A Certificates) for such Distribution Date over (y) the amount actually distributed pursuant to Section 4.02(a)(3)(VIII)(i), Section 4.02(a)(3)(IX)(i) and Section 4.02(a)(3)(X)(i) from the Group I Principal Distribution Amount, the Group II Principal Distribution Amount or the Group III-A Principal Distribution Amount, as applicable, on such Distribution Date; and

                  (iv) to the Certificate Insurer, any remaining amounts owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior draws made on the Policy in respect of the Class M-I-1 Certificates and the Group II Class A Certificates and any other remaining amounts owing to the Certificate Insurer under the Insurance Agreement with respect to the Class M-I-1 Certificates and the Group II Class A Certificates, in each case, to the extent not paid pursuant to Section 4.02(a)(2).

                  (XII) On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group I Principal Distribution Amount remaining undistributed for such Distribution Date shall be distributed in the following order of priority:

                  (i) to the Holders of the Class M-I-1 Certificates, the Class M-I-1 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

                  (ii) to the Holders of the Class M-I-2 Certificates, the Class M-I-2 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

                  (iii) to the Holders of the Class B-I Certificates, the Class B-I Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero.

                  (XIII) On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group II Principal Distribution Amount remaining undistributed for such Distribution Date shall be distributed in the following order of priority:

                  (i) to the Holders of the Class M-II Certificates, the Class M-II Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero; and

                  (ii) to the Holders of the Class B-II Certificates, the Class B-II Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero.

                  (XIV) On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group III-A Principal Distribution Amount and the Group III-B Principal Distribution Amount remaining undistributed for such Distribution Date shall be distributed in the following order of priority:

                  (i) to the Holders of the Class M-III Certificates, the Class M-III Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero; and

                  (ii) to the Holders of the Class B-III Certificates, the Class B-III Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero.

                  With respect to the Group I Class A Certificates, all principal distributions will be distributed first, to the Holders of the Class A-I-9 Certificates, the Lockout Distribution Percentage of such principal distributions, until the Certificate Principal Balance of the Class A-I-9 Certificates has been reduced to zero; second, to the Holders of the Class A-I-1 Certificates, until the Certificate Principal Balance of the Class A-I-1 Certificates has been reduced to zero; third, to the Holders of the Class A-I-2 Certificates until the Certificate Principal Balance of the Class A-I-2 Certificates has been reduced to zero; fourth, to the Holders of the Class A-I-3 Certificates, until the Certificate Principal Balance of the Class A-I-3 Certificates has been reduced to zero; fifth, to the Holders of the Class A-I-4 Certificates, until the Certificate Principal Balance of the Class A-I-4 Certificates has been reduced to zero, sixth, to the Holders of the Class A-I-5 Certificates, until the Certificate Principal Balance of the Class A-I-5 Certificates has been reduced to zero, seventh, to the Holders of the Class A-I-6 Certificates, until the Certificate Principal Balance of the Class A-I-6 Certificates has been reduced to zero, eighth, to the Holders of the Class A-I-7 Certificates, until the Certificate Principal Balance of the Class A-I-7 Certificates has been reduced to zero, ninth, to the Holders of the Class A-I-8 Certificates, until the Certificate Principal Balance of the Class A-I- 8 Certificates has been reduced to zero and tenth, to the Holders of the Class A-I-9 Certificates, until the Certificate Principal Balance of the Class A-I-9 Certificates has been reduced to zero; provided, however, on any Distribution Date on which the aggregate Certificate Principal Balance of the Group I Mezzanine Certificates and the Class CE-I Certificates has been reduced to zero, notwithstanding anything contained herein to the contrary, all distributions of principal to the Group I Class A Certificates will be distributed concurrently, on a PRO RATA basis based on the Certificate Principal Balance of each such Class.

                  With respect to the Group II Class A Certificates, all principal distributions will be distributed first, to the Holders of the Class A-II-9 Certificates, the Lockout Distribution Percentage of such principal distributions, until the Certificate Principal Balance of the Class A-II-9 Certificates has been reduced to zero; second, to the Holders of the Class A-II-1 Certificates, until the Certificate Principal Balance of the Class A-II-1 Certificates has been reduced to zero; third, to the Holders of the Class A-II-2 Certificates until the Certificate Principal Balance of the Class A-II-2 Certificates has been reduced to zero; fourth, to the Holders of the Class A-II-3 Certificates, until the Certificate Principal Balance of the Class A-II-3 Certificates has been reduced to zero; fifth, to the Holders of the Class A-II-4 Certificates, until the

Certificate Principal Balance of the Class A-II-4 Certificates has been reduced to zero, sixth, to the Holders of the Class A-II-5 Certificates, until the Certificate Principal Balance of the Class A-II-5 Certificates has been reduced to zero, seventh, to the Holders of the Class A-II-6 Certificates, until the Certificate Principal Balance of the Class A-II-6 Certificates has been reduced to zero, eighth, to the Holders of the Class A-II-7 Certificates, until the Certificate Principal Balance of the Class A-II-7 Certificates has been reduced to zero, ninth, to the Holders of the Class A-II-8 Certificates, until the Certificate Principal Balance of the Class A-II-8 Certificates has been reduced to zero and tenth, to the Holders of the Class A-II-9 Certificates, until the Certificate Principal Balance of the Class A-II-9 Certificates has been reduced to zero; provided, however, on any Distribution Date on which the aggregate Certificate Principal Balance of the Group II Mezzanine Certificates and the Class CE-II Certificates has been reduced to zero, notwithstanding anything contained herein to the contrary, all distributions of principal to the Group II Class A Certificates will be distributed concurrently, on a PRO RATA basis based on the Certificate Principal Balance of each such Class.

                  With respect to the Group III-B Certificates, all principal distributions will be distributed first, to the Holders of the Class A-III-B1 Certificates, until the Certificate Principal Balance of the Class A-III-B1 Certificates has been reduced to zero and second, to the Holders of the Class A-III-B2 Certificates until the Certificate Principal Balance of the Class A-III-B2 Certificates has been reduced to zero; provided, however, on any Distribution Date on which the aggregate Certificate Principal Balance of the Group III Subordinate Certificates has been reduced to zero, notwithstanding anything contained herein to the contrary, all distributions of principal to the Group III-B Certificates will be distributed concurrently, on a PRO RATA basis based on the Certificate Principal Balance of each such Class.

                  (4)(a) On each Distribution Date, the Group I Net Monthly Excess Cashflow shall be distributed by the Trustee as follows:

                  (i) to the Holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal, as part of the Group I Principal Distribution Amount in an amount equal to the Group I Overcollateralization Increase Amount for the Certificates, applied to reduce the Certificate Principal Balance of such Certificates until the aggregate Certificate Principal Balance of such Certificates is reduced to zero;

                  (ii) after taking into account the amount distributed pursuant to Section 4.01(4)(b)(i) and Section 4.01(c)(i) on such Distribution Date, to the Holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal, as part of the Group II Principal Distribution Amount, the Group III-A Principal Distribution Amount or the Group III-B Principal Distribution Amount, applied to reduce the Certificate Principal Balance of such Certificates until the aggregate Certificate Principal Balance of such Certificates is reduced to zero;

                  (iii) to the holders of the Class M-I-1 Certificates, in an amount equal to the Allocated Realized Loss Amount allocable to such Certificates;

                  (iv) to the Holders of the Class M-I-2 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Class of Certificates;

                  (v) to the Holders of the Class M-I-2 Certificates, in an amount equal to the Allocated Realized Loss Amount allocable to such Certificates;

                  (vi) to the Holders of the Class B-I Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Class of Certificates;

                  (vii) to the Holders of the Class B-I Certificates, in an amount equal to the Allocated Realized Loss Amount allocable to such Certificates;

                  (viii) concurrently, to the Holders of each Class of Group I Class A Certificates, on a PRO RATA basis based on the entitlement of each such Class, in an amount equal to the aggregate of any Prepayment Interest Shortfalls and any Relief Act Interest Shortfall on the Mortgage Loans allocated to such Certificates, PRO RATA based on the entitlement of each such Class, in each case, without interest accrued thereon;

                  (ix) sequentially, to the Holders of the Class M-I-1 Certificates, the Class M-I-2 Certificates and the Class B-I Certificates, in that order, in an amount equal to the aggregate of any Prepayment Interest Shortfalls and any Relief Act Interest Shortfall on the Mortgage Loans allocated to such Certificates, in each case, without interest accrued thereon;

                  (x) after taking into account the amount distributed pursuant to Section 4.01(a)(4)(b)(ix) and Section 4.01(a)(4)(c)(ix) below on such distribution date, to the Holders of the Group II Class A Certificates, the Group II Mezzanine Certificates, the Group III Class A Certificates and the Group III Mezzanine Certificates, in an amount equal to such Certificates' remaining allocated share of any Prepayment Interest Shortfalls and any shortfalls resulting from the application of the Relief Act or similar state laws, in each case, without interest accrued thereon, allocated among the classes in each group in the same manner as distributions of such amounts are allocated from the related Net Monthly Excess Cashflow;

                  (xi) to the Group I Net WAC Rate Carryover Reserve Account, the amount by which the aggregate Net WAC Rate Carryover Amount for the Group I Class A Certificates and the Group I Mezzanine Certificates for such Distribution Date exceeds the amounts received by the Trustee under the Class A-I-1 Cap Contract;

                  (xii) to the Holders of the Class CE-I Certificates, (a) the Interest Distribution Amount and any remaining Group I Overcollateralization Reduction Amount for such Distribution Date and
         (b) on any Distribution Date on which the aggregate Certificate Principal Balance of the Group I Class A Certificates and the Group I Mezzanine Certificates have been reduced to zero, any remaining amounts in reduction of the Certificate Principal Balance of the Class C-I Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                  (xiii) to the Holders of the Class R-I Certificates, any remaining amounts; provided that if such Distribution Date is the Distribution Date immediately following the expiration of the latest Prepayment Charge term on a Group I Mortgage Loan as identified on the Mortgage Loan Schedule or any Distribution Date thereafter, then any such remaining amounts will be distributed first, to the Holders of the Class P-I Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and second, to the Holders of the Class R-I Certificates.

                  (b) On each Distribution Date, the Group II Net Monthly Excess Cashflow shall be distributed by the Trustee as follows:

                  (i) to the Holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal, as part of the Group II Principal Distribution Amount in an amount equal to the Group II Overcollateralization Increase Amount for the Certificates, applied to reduce the Certificate Principal Balance of such Certificates until the aggregate Certificate Principal Balance of such Certificates is reduced to zero;

                  (ii) after taking into account the amount distributed pursuant to Section 4.01(4)(a)(i) and Section 4.01(c)(i) on such Distribution Date, to the Holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal, as part of the Group I Principal Distribution Amount, the Group III-A Principal Distribution Amount or the Group III-B Principal Distribution Amount, applied to reduce the Certificate Principal Balance of such Certificates until the aggregate Certificate Principal Balance of such Certificates is reduced to zero;

                  (iii) to the Holders of the Class M-II Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Class of Certificates;

                  (iv) to the Holders of the Class M-II Certificates, in an amount equal to the Allocated Realized Loss Amount allocable to such Certificates;

                  (v) to the Holders of the Class B-II Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Class of Certificates;

                  (vi) to the Holders of the Class B-II Certificates, in an amount equal to the Allocated Realized Loss Amount allocable to such Certificates;

                  (vii) concurrently, to the Holders of each Class of Group II Class A Certificates, on a PRO RATA basis based on the entitlement of each such Class, in an amount equal to the aggregate of any Prepayment Interest Shortfalls and any Relief Act Interest Shortfall on the Mortgage Loans allocated to such Certificates, PRO RATA based on the entitlement of each such Class, in each case, without interest accrued thereon;

                  (viii) sequentially, to the Holders of the Class M-II Certificates and the Class B-II Certificates, in that order, in an amount equal to the aggregate of any Prepayment Interest Shortfalls and any Relief Act Interest Shortfall on the Mortgage Loans allocated to such Certificates, in each case, without interest accrued thereon;

                  (ix) after taking into account the amount distributed pursuant to Section 4.01(a)(4)(a)(ix) and Section 4.01(a)(4)(c)(ix) on such distribution date, to the Holders of the Group I Class A Certificates, the Group I Mezzanine Certificates, the Group III Class A Certificates and the Group III Mezzanine Certificates, in an amount equal to such Certificates' remaining allocated share of any Prepayment Interest Shortfalls and any shortfalls resulting from the application of the Relief Act or similar state laws, in each case, without interest accrued thereon, allocated among the classes in each group in the same manner as distributions of such amounts are allocated from the related Net Monthly Excess Cashflow;

                  (x) to the Group II Net WAC Rate Carryover Reserve Account, the amount by which the aggregate Net WAC Rate Carryover Amount for the Group II Class A Certificates and the Group II Mezzanine Certificates for such Distribution Date exceeds the amounts received by the Trustee under the Class A-II-1 Cap Contract;

                  (xi) to the Holders of the Class CE-II Certificates, (a) the Interest Distribution Amount and any remaining Group II Overcollateralization Reduction Amount for such Distribution Date and
         (b) on any Distribution Date on which the aggregate Certificate Principal Balance of the Group II Class A Certificates and the Group II Mezzanine Certificates have been reduced to zero, any remaining amounts in reduction of the Certificate Principal Balance of the Class CE-II Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                  (xii) to the Holders of the Class R-II Certificates, any remaining amounts; provided that if such Distribution Date is the Distribution Date immediately following the expiration of the latest Prepayment Charge term on a Group II Mortgage Loan as identified on the Mortgage Loan Schedule or any Distribution Date thereafter, then any such remaining amounts will be distributed first, to the Holders of the Class P-II Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and second, to the Holders of the Class R-II Certificates.

                  (c) On each Distribution Date, the Group III Net Monthly Excess Cashflow shall be distributed by the Trustee as follows:

                  (i) to the Holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal, as part of the Group III Principal Distribution Amount in an amount equal to the Group III Overcollateralization Increase Amount for the Certificates, applied to reduce the Certificate Principal Balance of such Certificates until the aggregate Certificate Principal Balance of such Certificates is reduced to zero;

                  (ii) after taking into account the amount distributed pursuant to Section 4.01(4)(a)(i) and Section 4.01(b)(i) on such Distribution Date, to the Holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal, as part of the Group I

         Principal Distribution Amount or the Group II Principal Distribution Amount, applied to reduce the Certificate Principal Balance of such Certificates until the aggregate Certificate Principal Balance of such Certificates is reduced to zero;

                  (iii) to the Holders of the Class M-III Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Class of Certificates;

                  (iv) to the Holders of the Class M-III Certificates, in an amount equal to the Allocated Realized Loss Amount allocable to such Certificates;

                  (v) to the Holders of the Class B-III Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Class of Certificates;

                  (vi) to the Holders of the Class B-III Certificates, in an amount equal to the Allocated Realized Loss Amount allocable to such Certificates;

                  (vii) concurrently, to the Holders of each Class of Group III Class A Certificates, on a PRO RATA basis based on the entitlement of each such Class, in an amount equal to the aggregate of any Prepayment Interest Shortfalls and any Relief Act Interest Shortfall on the Mortgage Loans allocated to such Certificates, PRO RATA based on the entitlement of each such Class, in each case, without interest accrued thereon;

                  (viii) sequentially, to the Holders of the Class M-III Certificates and the Class B-III Certificates, in that order, in an amount equal to the aggregate of any Prepayment Interest Shortfalls and any Relief Act Interest Shortfall on the Mortgage Loans allocated to such Certificates, in each case, without interest accrued thereon;

                  (ix) after taking into account the amount distributed pursuant to Section 4.01(a)(4)(a)(ix) and Section 4.01(a)(4)(b)(ix) on such distribution date, to the Holders of the Group I Class A Certificates, the Group I Mezzanine Certificates, the Group II Class A Certificates and the Group II Mezzanine Certificates, in an amount equal to such Certificates' remaining allocated share of any Prepayment Interest Shortfalls and any shortfalls resulting from the application of the Relief Act or similar state laws, in each case, without interest accrued thereon, allocated among the classes in each group in the same manner as distributions of such amounts are allocated from the related Net Monthly Excess Cashflow;

                  (x) to the Group III Net WAC Rate Carryover Reserve Account, the amount by which the aggregate Net WAC Rate Carryover Amount for the Group III Class A Certificates and the Group III Mezzanine Certificates for such Distribution Date exceeds the amounts received by the Trustee under the Class A-III-A Cap Contract, the Class A-III-B2/3 Cap Contract and the Group III Mezzanine Cap Contract;

                  (xi) to the Holders of the Class CE-III Certificates, (a) the Interest Distribution Amount and any remaining Group III Overcollateralization Reduction Amount for such Distribution Date and
         (b) on any Distribution Date on which the aggregate Certificate Principal Balance of the Group III Class A Certificates and the Group III Mezzanine Certificates have been reduced to zero, any remaining amounts in reduction of the Certificate Principal Balance of the Class CE-III Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                  (xii) to the Holders of the Class R-III Certificates, any remaining amounts; provided that if such Distribution Date is the Distribution Date immediately following the expiration of the latest Prepayment Charge term on a Group III Mortgage Loan as identified on the Mortgage Loan Schedule or any Distribution Date thereafter, then any such remaining amounts will be distributed first, to the Holders of the Class P-III Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and second, to the Holders of the Class R-III Certificates.

                  Following the foregoing distributions, an amount equal to the amount of Subsequent Recoveries deposited into the related Collection Account pursuant to Section 3.10 shall be applied to increase the Certificate Principal Balance of the Class of Certificates with the Highest Priority up to the extent of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.04. An amount equal to the amount of any remaining Subsequent Recoveries shall be applied to increase the Certificate Principal Balance of the Class of Certificates with the next Highest Priority, up to the amount of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.04. Holders of such Certificates will not be entitled to any distribution in respect of interest on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

                  (b)(1) On each Distribution Date, after making the distributions of the Group I Available Distribution Amount as set forth above, the Trustee will withdraw from the Group I Net WAC Rate Carryover Reserve Account, the Group II Net WAC Rate Carryover Reserve Account and the Group III Net WAC Rate Carryover Reserve Account, to the extent of amounts remaining on deposit therein, the amount of any Net WAC Rate Carryover Amount with respect to the Class A Certificates and the Mezzanine Certificates for such Distribution Date and distribute such amount in the following order of priority:

                           (i) any amounts received by the Trustee in respect of the Class A-I-1 Cap Contract will be distributed to the Holders of the Class A-I-1 Certificates, to the extent of the Net WAC Rate Carryover Amount for such Distribution Date;

                           (ii) any amounts received by the Trustee in respect of the Class A-II-1 Cap Contract will be distributed to the Holders of the Class A-II-1 Certificates, to the extent of the Net WAC Rate Carryover Amount for such Distribution Date;

                           (iii) any amounts received by the Trustee in respect of the Group III Cap Contract will be distributed to the Group III Class A Certificates and the Group III Mezzanine Certificates, to the extent of the Net WAC Rate Carryover Amount for such Distribution Date, in the following order: concurrently, to the Class A-III-A Certificates (in an amount equal to the Group III-A Allocation Percentage of all such amounts) and the Group III-B Certificates (in an amount equal to the Group III-B Allocation Percentage of all such amounts) and sequentially, to the Class M-III Certificates and the Class B-III Certificates, in that order, any remaining amounts;

                           (vi) any amounts deposited in (a) the Group I Net WAC Carryover Reserve Account from the Group I Net Monthly Excess Cashflow,
         (b) the Group II Net WAC Carryover Reserve Account from the Group II Net Monthly Excess Cashflow and (c) the Group III Net WAC Carryover Reserve Account from the Group III Net Monthly Excess Cashflow will be distributed as follows, in each case to the extent of the applicable Net WAC Rate Carryover Amount:

                                    (a) concurrently to each Class of related
                           Class A Certificates, on a PRO RATA basis based on the Net WAC Rate Carryover Amount for each such Class;

                                    (ii) to the related Class M Certificates, to
                           the extent of the Net WAC Rate Carryover Amount for each such Class; and

                                    (iii) to the related Class B Certificates,
                           to the extent of the Net WAC Rate Carryover Amount for each such Class.

                  On each Distribution Date, the Trustee shall withdraw (i) any amounts then on deposit in the Distribution Account that represent Prepayment Charges collected by the related Servicer in connection with the Principal Prepayment of any of the Group I Mortgage Loans or any Servicer Prepayment Charge Payment Amount in respect of the Group I Mortgage Loans and shall distribute such amounts to the Holders of the Class P-I Certificates, (ii) any amounts then on deposit in the Distribution Account that represent Prepayment Charges collected by the related Servicer in connection with the Principal Prepayment of any of the Group II Mortgage Loans or any Servicer Prepayment Charge Payment Amount in respect of the Group II Mortgage Loans and shall distribute such amounts to the Holders of the Class P-II Certificates and (ii) any amounts then on deposit in the Distribution Account that represent Prepayment Charges collected by the related Servicer in connection with the Principal Prepayment of any of the Group III Mortgage Loans or any Servicer Prepayment Charge Payment Amount in respect of the Group III Mortgage Loans and shall distribute such amounts to the Holders of the Class P-III Certificates. Such distributions shall not be applied to reduce the Certificate Principal Balance of the Class P Certificates.

                  (c) All distributions made with respect to each Class of Certificates on each Distribution Date shall be allocated PRO RATA among the outstanding Certificates in such Class based on their respective Percentage Interests. Payments in respect of each Class of Certificates on each Distribution Date shall be made to the Holders of the respective Class of record on the related Record Date (except as otherwise provided in Section 4.01(e) or Section 9.01 respecting the final distribution on such Class), based on the aggregate Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds to the account of any such Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date, or otherwise by check mailed by first Class mail to the address of such Holder appearing in the Certificate Register. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee maintained for such purpose pursuant to Section 8.12 or such other location specified in the notice to Certificateholders of such final distribution.

                  Payments to the Guarantor on each Distribution Date will be made by wire transfer of immediately available funds to the following Federal Reserve Account:

                           Telegraphic:  FNMA NYC
                           ABA:  021-039-500
                           Ref:  2004-T4

                  Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Depositor or either Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

                  (d) The rights of the Certificateholders to receive distributions in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. None of the Holders of any Class of Certificates, the Trustee or either Servicer shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

                  (e) On each Distribution Date, following the distributions made pursuant to Section 4.01(a)(2), Section 4.01(a)(3) and Section 4.01(a)(4), the Trustee shall withdraw from the Distribution Account the amount of any Insured Amount for such Distribution Date and shall distribute such Insured Amount to the Holders of the Insured Certificates.

                  (f) Except as otherwise provided in Section 9.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Trustee shall, no later than three (3) days before the related Distribution Date (to the extent that an accurate Remittance Report is received in a timely manner by the Trustee), mail to each Holder on such date of such Class of Certificates, the Guarantor and the Certificate Insurer a notice to the effect that:

                  (i) the Trustee expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee therein specified, and

                  (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period; provided that such notice shall be sent to the Guarantor only with respect to the Guaranteed Certificates.

                  Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust by the Trustee and credited to the account of the appropriate non- tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(e) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall, directly or through an agent, mail a final notice to the remaining non-tendering Certificateholders concerning surrender of their Certificates but shall continue to hold any remaining funds for the benefit of non-tendering Certificateholders. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the Trust Fund. If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trustee shall pay to Bear, Stearns & Co. Inc., in accordance with its wiring instructions, all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease. No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Trustee as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(e). Any such amounts held in trust by the Trustee shall be held in an Eligible Account and shall be held uninvested.

                  (g) Notwithstanding anything to the contrary herein, (i) in no event shall the Certificate Principal Balance of a Class A Certificate, a Mezzanine Certificate or a Class B Certificate be reduced more than once in respect of any particular amount both (a) allocated to such Certificate in respect of Realized Losses pursuant to Section 4.04 and (b) distributed to the Holder of such Certificate in reduction of the Certificate Principal Balance thereof pursuant to this Section 4.01 from Net Monthly Excess Cashflow and (ii) in no event shall the Uncertificated Balance of a REMIC I Regular Interest be reduced more than once in respect of any particular amount both (a) allocated to such REMIC I Regular Interest in respect of Realized Losses pursuant to Section
4.04 and (b) distributed on such REMIC I Regular Interest in reduction of the Uncertificated Balance thereof pursuant to this Section 4.01.

                  SECTION 4.02. Statements to Certificateholders.

                  On each Distribution Date, the Trustee shall prepare and make available via its website to each Holder of the Regular Certificates, the Guarantor and the Certificate Insurer, a statement as to the distributions made on such Distribution Date setting forth:

                  (i) the amount of the distribution made on such Distribution Date to the Holders of the Certificates of each Class allocable to principal, and the amount of the distribution made on such Distribution Date to the Holders of the Class P Certificates allocable to Prepayment Charges;

                  (ii) the amount of the distribution made on such Distribution Date to the Holders of the Certificates of each Class allocable to interest;

                  (iii) the aggregate Servicing Fee received by each Servicer during the related Due Period and such other customary information as the Trustee deems necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

                  (iv) the aggregate amount of P&I Advances for such Distribution Date;

                  (v) the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties as of the close of business on such Distribution Date;

                  (vi) the number, aggregate principal balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the related Due Date;

                  (vii) the number and aggregate unpaid principal balance of Mortgage Loans (a) delinquent 30 to 59 days, (b) delinquent 60 to 89 days, (c) delinquent 90 or more days, in each case, as of the last day of the preceding calendar month, (d) as to which foreclosure proceedings have been commenced and (e) with respect to which the related Mortgagor has filed for protection under applicable bankruptcy laws, with respect to whom bankruptcy proceedings are pending or with respect to whom bankruptcy protection is in force;

                  (viii) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number of such Mortgage Loan, the unpaid principal balance and the Stated Principal Balance of such Mortgage Loan as of the date it became an REO Property;

                  (ix) the book value of any REO Property as of the close of business on the last Business Day of the calendar month preceding the Distribution Date;

                  (x) the aggregate amount of Principal Prepayments made during the related Prepayment Period;

                  (xi) the aggregate amount of Realized Losses incurred during the related Prepayment Period (or, in the case of Bankruptcy Losses allocable to interest, during the related Due Period), separately identifying whether such Realized Losses constituted Bankruptcy Losses and the aggregate amount of Realized Losses incurred since the Closing Date and the aggregate amount of Subsequent Recoveries received during the related Prepayment Period and the cumulative amount of Subsequent Recoveries received since the Closing Date;

                  (xii) the aggregate amount of Extraordinary Trust Fund Expenses withdrawn from the related Collection Account or the Distribution Account for such Distribution Date;

                  (xiii) the aggregate Certificate Principal Balance and Notional Amount, as applicable, of each Class of Certificates, after giving effect to the distributions, and allocations of Realized Losses, made on such Distribution Date, separately identifying any reduction thereof due to (a) the receipt of an Insured Amount in respect of principal (in the case of the Class A Certificates) or (b) allocations of Realized Losses;

                  (xiv) the Certificate Factor for each such Class of Certificates applicable to such Distribution Date;

                  (xv) the Interest Distribution Amount in respect of the Class A Certificates, the Mezzanine Certificates and the Class CE Certificates for such Distribution Date and the Interest Carry Forward Amount, if any, with respect to the Class A Certificates and the Mezzanine Certificates on such Distribution Date, and in the case of the Class A Certificates, the Mezzanine Certificates and the Class CE Certificates, separately identifying any reduction thereof due to allocations of Realized Losses, Prepayment Interest Shortfalls and Relief Act Interest Shortfalls;

                  (xvi) the aggregate amount of any Prepayment Interest Shortfall for such Distribution Date, to the extent not covered by payments by the Servicers pursuant to Section 3.24;

                  (xvii) the aggregate amount of Relief Act Interest Shortfalls for such Distribution Date;

                  (xviii) the Group I Overcollateralization Target Amount, the Group II Overcollateralization Target Amount and the Group III Overcollateralization Target Amount and the Group I Credit Enhancement Percentage, the Group II Credit Enhancement Percentage and the the Group I Credit Enhancement Percentage for such Distribution Date;

                  (xix) the Group I Overcollateralization Increase Amount, if any, for such Distribution Date, the Group II Overcollateralization Increase Amount, if any, for such Distribution Date and the Group III Overcollateralization Increase Amount, if any, for such Distribution Date;

                  (xx) the Group I Overcollateralization Reduction Amount, if any, for such Distribution Date, the Group II Overcollateralization Reduction Amount, if any, for such Distribution Date and the Group III Overcollateralization Reduction Amount, if any, for such Distribution Date;

                  (xxi) the respective Pass-Through Rates applicable to the Class A Certificates, the Mezzanine Certificates and the Class CE Certificates for such Distribution Date and the Pass-

         Through Rate applicable to the Class A Certificates and the Mezzanine Certificates for the immediately succeeding Distribution Date;

                  (xxii) the Net WAC Rate Carryover Amount for the Class A Certificates and the Mezzanine Certificates, if any, for such Distribution Date and the amount remaining unpaid after reimbursements therefor on such Distribution Date;

                  (xxiii) the amount of any Insured Amount for such Distribution Date, separately identifying the portion of such payment allocable to interest and principal;

                  (xxiv) the amount of the Reimbursement Amount for such Distribution Date and the amount received by the Certificate Insurer in respect thereof on such Distribution Date;

                  (xxv) the Guarantor Deficiency Amount, the Guarantor Payments and the Guarantor Reimbursement Amount for such Distribution Date;

                  (xxvi) the Guaranty Fee to be paid to the Guarantor with respect to the Guaranteed Certificates for such Distribution Date; and

                  (xxvii) such other information as the Guarantor or the Certificate Insurer may reasonably request in such format as reasonably required by the Guarantor or the Certificate Insurer and any other information that is required by the Code and regulations thereunder to be made available to Certificateholders.

                  The Trustee shall make such statement (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders, each Servicer, the Certificate Insurer, the Guarantor and the Rating Agencies via the Trustee's internet website. The Trustee's internet website shall initially be located at https://www.corporatetrust.db.com/invr and assistance in using the website can be obtained by calling the Trustee's customer service desk at 1-800-735-7777. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first Class mail by calling the customer service desk and indicating such. The Trustee shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

                  In the case of information furnished pursuant to subclauses
(i) through (iii) above, the amounts shall be expressed as a dollar amount per Single Certificate of the relevant Class.

                  Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Regular Certificate a statement containing the information set forth in subclauses (i) through (iii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable




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information shall be provided by the Trustee pursuant to any requirements of the
Code as from time to time are in force.

                  Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Residual Certificate a statement setting forth the amount, if any, actually distributed with respect to the Residual Certificates, as appropriate, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.

                  The Trustee shall, upon request, furnish to each Certificateholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be reasonable with respect to the Certificateholder, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided at the expense of the Certificateholder in accordance with such reasonable and explicit instructions and directions as the Certificateholder may provide. For purposes of this Section 4.02, the Trustee's duties are limited to the extent that the Trustee receives timely reports as required from each Servicer.

                  On each Distribution Date the Trustee shall provide Bloomberg Financial Markets, L. P. (" Bloomberg") CUSIP level factors for each Class of Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trustee and Bloomberg.

                  On the fourth Business Day preceding each Distribution Date, the Trustee shall deliver to the Guarantor (by electronic medium as specified in the next sentence) a statement identifying the Certificate Factor for each Class of Certificates. The Trustee shall deliver such statement on or before 12:00 noon (New York time) on such day via the internet using the following domain name: bond_admin@fanniemae.com. If a Guarantor Payment will be payable on a Distribution Date, all information required under Section 4.02 must also be similarly delivered to Guarantor on such third Business Day proceeding such Distribution Date. The second consecutive failure by the Trustee to deliver the Certificate Factor (or to deliver an accurate Certificate Factor) to the Guarantor shall constitute an event of default and permit the Guarantor, whether or not the Guarantor is the Controlling Person at such time, to remove the Trustee for cause; provided that the Servicers had delivered an accurate Remittance Report for the related Distribution Date to the Trustee pursuant to
Section 4.03.

                  SECTION 4.03. Remittance Reports; P&I Advances.

                  (a) On the Business Day following each Determination Date, each Servicer shall deliver to the Trustee, the Guarantor and the Certificate Insurer by telecopy (or by such other means as the related Servicer, the Trustee, the Guarantor or the Certificate Insurer, as the case may be, may agree from time to time) a Remittance Report with respect to the related Distribution Date. All such reports shall be delivered to the Guarantor as specified in the Guarantor's Lender Guide, as amended from time to time. On the same date, each Servicer shall electronically transmit (in a format acceptable to the Trustee), a data file containing the information set forth in such Remittance Report with respect to the related Distribution Date or if electronic transmission is not available, the related Servicer shall forward to the Trustee by overnight mail a computer readable magnetic tape. Such Remittance Report will include (i) the amount of P&I Advances to be made by the related Servicer in respect of the related Distribution Date, the aggregate amount of P&I Advances outstanding after giving effect to such P&I Advances, and the aggregate amount of Nonrecoverable P&I Advances in respect of such Distribution Date and (ii) such other information with respect to the Mortgage Loans as the Trustee may reasonably require to perform the calculations necessary to make the distributions contemplated by Section 4.01 and to prepare the statements to Certificateholders contemplated by Section 4.02. Not later than each Servicer Remittance Date (or, in the case of certain information, as agreed between the Trustee and the related Servicer, not later than four Business Days after the end of each Due Period), each Servicer shall deliver or cause to be delivered to the Trustee in addition to the information provided on the Remittance Report, such other information reasonably available to it with respect to the Mortgage Loans as the Trustee may reasonably require to perform the calculations necessary to make the distributions contemplated by Section 4.01 and to prepare the statements to Certificateholders contemplated by Section 4.02. The Trustee shall not be responsible to recompute, recalculate or verify any information provided to it by either Servicer.

                  (b) The amount of P&I Advances to be made by each Servicer for any Distribution Date shall equal, subject to Section 4.03(d), the sum of, with respect to the Mortgage Loans serviced by such Servicer, (i) the aggregate amount of Monthly Payments (with each interest portion thereof net of the related Servicing Fee), due on the related Due Date in respect of the Mortgage Loans, which Monthly Payments were delinquent as of the close of business on the related Determination Date and (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Prepayment Period and as to which REO Property an REO Disposition did not occur during the related Prepayment Period, an amount equal to the excess, if any, of the REO Imputed Interest on such REO Property for the most recently ended calendar month, over the net income from such REO Property transferred to the Distribution Account pursuant to Section 3.23 for distribution on such Distribution Date; provided, however, that neither Servicer shall not be required to make P&I Advances with respect to Relief Act Interest Shortfalls or Prepayment Interest Shortfalls in excess of their respective obligations under Section 3.24.

                  By 3:00 p.m. New York time on the Servicer Remittance Date, each Servicer shall remit in immediately available funds to the Trustee for deposit in the Distribution Account an amount equal to the aggregate amount of P&I Advances, if any, to be made by such Servicer in respect of the Mortgage Loans and REO Properties for the related Distribution Date either (i) from its own funds or (ii) from the related Collection Account, to the extent of funds held therein for future distribution (in which case it will cause to be made an appropriate entry in the records of the related Collection Account that amounts held for future distribution have been, as permitted by this Section 4.03, used by the related Servicer in discharge of any such P&I Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of P&I Advances to be made by such Servicer with respect to the Mortgage Loans and REO Properties. Any amounts held for future distribution and so used shall be appropriately reflected in the applicable Servicer's records and replaced by such Servicer by deposit in the related Collection Account on or before any future Servicer Remittance Date to the extent that the Available Distribution Amount for the related Distribution Date (determined without regard to P&I Advances to be made on the Servicer Remittance Date) shall be less than the total amount that would be distributed to the Classes of Certificateholders pursuant to Section

4.01 on such Distribution Date if such amounts held for future distributions had not been so used to make P&I Advances. The Trustee will provide notice to the related Servicer, the Guarantor and the Certificate Insurer by telecopy by the close of business on the Business Day prior to the Distribution Date (so long as the Trustee receives the required remittance from the related Servicer) in the event that the amount remitted by the Servicer to the Trustee on such date is less than the amount required to be remitted by such Servicer as set forth in the Remittance Report for the related Distribution Date.

                  (c) The obligation of each Servicer to make such P&I Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith or the removal thereof from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section.

                  (d) Notwithstanding anything herein to the contrary, no P&I Advance or Servicing Advance shall be required to be made hereunder by either Servicer if such P&I Advance or Servicing Advance would, if made, constitute a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance, respectively. The determination by the related Servicer that it has made a Nonrecoverable P&I Advance or a Nonrecoverable Servicing Advance or that any proposed P&I Advance or Servicing Advance, if made, would constitute a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance, respectively, shall be evidenced by an Officers' Certificate of such Servicer delivered to the Depositor, the Certificate Insurer, the Guarantor and the Trustee.

                  SECTION 4.04. Allocation of Realized Losses.

                  (a) Prior to each Determination Date, each Servicer shall determine as to each Mortgage Loan and REO Property: (i) the total amount of Realized Losses, if any, incurred in connection with any Final Recovery Determinations made during the related Prepayment Period; (ii) whether and the extent to which such Realized Losses constituted Bankruptcy Losses; and (iii) the respective portions of such Realized Losses allocable to interest and allocable to principal. Prior to each Determination Date, each Servicer shall also determine as to each Mortgage Loan: (i) the total amount of Realized Losses, if any, incurred in connection with any Deficient Valuations made during the related Prepayment Period; and (ii) the total amount of Realized Losses, if any, incurred in connection with Debt Service Reductions in respect of Monthly Payments due during the related Due Period. The information described in the two preceding sentences that is to be supplied by a Servicer shall be evidenced by an Officers' Certificate delivered to the Trustee, the Certificate Insurer and the Guarantor by the related Servicer prior to the Determination Date immediately following the end of (i) in the case of Bankruptcy Losses allocable to interest, the Due Period during which any such Realized Loss was incurred, and (ii) in the case of all other Realized Losses, the Prepayment Period during which any such Realized Loss was incurred.

                  (b) All Realized Losses on the Group I Mortgage Loans shall be allocated by the Trustee on each Distribution Date as follows: first, to the Accrued Certificate Interest for the Class CE-I Certificates for the related Interest Accrual Period; second, to the Accrued Certificate Interest for the Class CE-II Certificates and the Class CE-III Certificates for the related Interest Accrual Period, on a PRO RATA basis based on the Accrued Certificate Interest for each such Class, third, to the Class CE-I Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class CE-II Certificates and the Class CE-III Certificates, on a PRO RATA basis based on the Certificate Principal Balance of each such Class, fifth, to the Class B-I Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-I-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero and seventh, to the Class M-I-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

                  All Realized Losses on the Group II Mortgage Loans shall be allocated by the Trustee on each Distribution Date as follows: first, to the Accrued Certificate Interest for the Class CE-II Certificates for the related Interest Accrual Period; second, to the Accrued Certificate Interest for the Class CE-I Certificates and the Class CE-III Certificates for the related Interest Accrual Period, on a PRO RATA basis based on the Accrued Certificate Interest for each such Class, third, to the Class CE-II Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class CE-I Certificates and the Class CE-III Certificates, on a PRO RATA basis based on the Certificate Principal Balance of each such Class, fifth, to the Class B-II Certificates until the Certificate Principal Balance thereof has been reduced to zero and sixth, to the Class M-II Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

                  All Realized Losses on the Group III Mortgage Loans shall be allocated by the Trustee on each Distribution Date as follows: first, to the Accrued Certificate Interest for the Class CE-III Certificates for the related Interest Accrual Period; second, to the Accrued Certificate Interest for the Class CE-I Certificates and the Class CE-II Certificates for the related Interest Accrual Period, on a PRO RATA basis based on the Accrued Certificate Interest for each such Class, third, to the Class CE-III Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class CE-I Certificates and the Class CE-II Certificates, on a PRO RATA basis based on the Certificate Principal Balance of each such Class, fifth, to the Class B-III Certificates until the Certificate Principal Balance thereof has been reduced to zero and sixth, to the Class M-III Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

                  All Realized Losses to be allocated to the Certificate Principal Balances of all Classes on any Distribution Date shall be so allocated after the actual distributions to be made on such date as provided above. All references above to the Certificate Principal Balance of any Class of Certificates shall be to the Certificate Principal Balance of such Class immediately prior to the relevant Distribution Date, before reduction thereof by any Realized Losses, in each case to be allocated to such Class of Certificates, on such Distribution Date.

                  Any allocation of Realized Losses to a Mezzanine Certificate on any Distribution Date shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated and any allocation of Realized Losses to a Class CE Certificate shall be made by reducing the amount otherwise payable in respect thereof pursuant to Section 4.01(a)(4). No allocations of any Realized Losses shall be made to the Certificate Principal Balances of the Class A Certificates or the Class P Certificates.

                  As used herein, an allocation of a Realized Loss on a "PRO RATA basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date. All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

                  (c) All Realized Losses on the Group I Mortgage Loans shall be allocated by the Trustee on (i) the 1st Distribution Date, to REMIC I-A Regular Interest IA-LT1 until the Uncertificated Balance of such REMIC I-A Regular Interest has been reduced to zero and (ii) any Distribution Date thereafter, to REMIC I-A Regular Interest IA-LT1 and REMIC I-A Regular Interest IA-LT2 until the Uncertificated Balance of such REMIC I-A Regular Interest has been reduced to zero. All Realized Losses on the Group II Mortgage Loans shall be allocated by the Trustee on (i) the 1st Distribution Date, to REMIC I-B Regular Interest IB-LT1 until the Uncertificated Balance of such REMIC I-B Regular Interest has been reduced to zero and (ii) any Distribution Date thereafter, to REMIC I-B Regular Interest IB-LT1 and REMIC I-B Regular Interest IB-LT2 until the Uncertificated Balance of such REMIC I-B Regular Interest has been reduced to zero. All Realized Losses on the Group III Mortgage Loans shall be allocated by the Trustee on (i) the 1st Distribution Date, to REMIC I-C Regular Interest IC-LT1 until the Uncertificated Balance of such REMIC I-C Regular Interest has been reduced to zero and (ii) any Distribution Date thereafter, to REMIC I-C Regular Interest IC-LT1 and REMIC I-C Regular Interest IC- LT2 until the Uncertificated Balance of such REMIC I-C Regular Interest has been reduced to zero.

                  All Realized Losses on the Group I Mortgage Loans shall be deemed to have been allocated in the specified percentages, as follows: first, to interest payable to the REMIC II Regular Interest II-LTAA1 and REMIC II Regular Interest II-LTZZ1 up to an aggregate amount equal to the REMIC II Group I Interest Loss Allocation Amount, 98% and 2%, respectively; second, to the Uncertificated Balances of REMIC II Regular Interest II-LTAA1 and REMIC II Regular Interest II-LTZZ1 up to an aggregate amount equal to the REMIC II Group I Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Balances of REMIC II Regular Interest II-LTAA1, REMIC II Regular Interest II-LTB1 and REMIC II Regular Interest II-LTZZ1, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC II Regular Interest II-LTB1 has been reduced to zero, fourth, to the Uncertificated Balances of REMIC II Regular Interest II-LTAA1, REMIC II Regular Interest II-LTMI2 and REMIC II Regular Interest II-LTZZ1, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC II Regular Interest II-LTMI2 has been reduced to zero and fifth, to the Uncertificated Balances of REMIC II Regular Interest II-LTAA1, REMIC II Regular Interest II-LTMI1 and REMIC II Regular Interest II-LTZZ1, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC II Regular Interest II-LTMI1 has been reduced to zero.

                  All Realized Losses on the Group II Mortgage Loans shall be deemed to have been allocated in the specified percentages, as follows: first, to interest payable to the REMIC II Regular Interest II-LTAA2 and REMIC II Regular Interest II-LTZZ2 up to an aggregate amount equal to the REMIC II Group II Interest Loss Allocation Amount, 98% and 2%, respectively; second, to the Uncertificated Balances of REMIC II Regular Interest II-LTAA2 and REMIC II Regular Interest II-LTZZ2 up to an aggregate amount equal to the REMIC II Group II Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Balances of REMIC II Regular Interest II-LTAA2, REMIC II Regular Interest II-LTB2 and REMIC II Regular Interest II-LTZZ2, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC II Regular Interest II-LTB2 has been reduced to zero and fourth, to the Uncertificated Balances of REMIC II Regular Interest II-LTAA2, REMIC II Regular Interest II- LTM2 and REMIC II Regular Interest II-LTZZ2, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC II Regular Interest II-LTM2 has been reduced to zero.

                  All Realized Losses on the Group III Mortgage Loans shall be deemed to have been allocated in the specified percentages, as follows: first, to interest payable to the REMIC II Regular Interest II-LTAA3 and REMIC II Regular Interest II-LTZZ3 up to an aggregate amount equal to the REMIC II Group III Interest Loss Allocation Amount, 98% and 2%, respectively; second, to the Uncertificated Balances of REMIC II Regular Interest II-LTAA3 and REMIC II Regular Interest II-LTZZ3 up to an aggregate amount equal to the REMIC II Group III Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Balances of REMIC II Regular Interest II-LTAA3, REMIC II Regular Interest II-LTB3 and REMIC II Regular Interest II-LTZZ3, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC II Regular Interest II-LTB3 has been reduced to zero and fourth, to the Uncertificated Balances of REMIC II Regular Interest II-LTAA3, REMIC II Regular Interest II- LTM3 and REMIC II Regular Interest II-LTZZ3, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC II Regular Interest II-LTM3 has been reduced to zero.

                  SECTION 4.05. Compliance with Withholding Requirements

                  Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders.

                  SECTION 4.06. Exchange Commission; Additional Information.

                  (a) The Trustee shall reasonably cooperate with the Depositor in connection with the Trust's satisfying the reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trustee shall prepare on behalf of the Trust any Forms 8-K and 10-K customary for similar securities as required by the Exchange Act and the Rules and Regulations of the Securities and Exchange Commission thereunder, and the Depositor shall sign (or shall cause another entity acceptable to the Securities and Exchange Commission to sign) and the Trustee shall file (via the Securities and Exchange Commission's Electronic Data Gathering and Retrieval System) such forms on behalf of the Depositor (or such other entity). The Depositor hereby grants to the Trustee a limited power of attorney to execute any Form 8-K and file each such document on behalf of the Depositor. Such power of attorney shall continue until the earlier of (i) receipt by the Trustee from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust. Notwithstanding anything herein to the contrary, the Depositor, and not the Trustee, shall be responsible for executing each Form 10-K filed on behalf of the Trust.

                  (b) Each Form 8-K shall be filed by the Trustee within 15 days after each Distribution Date, with a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to March 30th of each year (or such earlier date as may be required by the Exchange Act and the Rules and Regulations of the Securities and Exchange Commission), the Trustee shall file a Form 10-K, in substance as required by applicable law or applicable Securities and Exchange Commission staff's interpretations. Such Form 10-K shall include as exhibits each Servicer's annual statement of compliance described under Section 3.20 and the accountant's report with respect to each Servicer described under Section 3.21, in each case to the extent they have been timely delivered to the Trustee. If they are not so timely delivered, the Trustee shall file an amended Form 10-K including such documents as exhibits reasonably promptly after they are delivered to the Trustee. The Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Trustee's inability or failure to obtain any information not resulting from its own negligence or willful misconduct. The Form 10-K shall also include a certification in the form attached hereto as Exhibit J-1 (the "Certification"), which shall be signed by the senior officer of the Depositor in charge of securitization.

                  (c) In addition, (x) the Trustee shall sign a certification (in the form attached hereto as Exhibit J-2) for the benefit of the Depositor and its officers, directors and Affiliates regarding certain aspects of the Certification (provided, however, that the Trustee shall not undertake an analysis of the accountant's report attached as an exhibit to the Form 10-K) and
(y) each of the Servicers shall sign a certifiction (in the form attached hereto as Exhibit J-3) for the benefit of the Depositor, the Trustee and their officers, directors and Affiliates regarding certain aspects of the Certification (the "Servicer Certification"). The Servicer Certification shall be delivered to the Depositor and the Trustee no later than March 15th or if such day is not a Business Day, the preceding Business Day, each year (subject to Section 4.06(e) hereof). The Trustee's certification shall be delivered to the Depositor by no later than March 19th of each year (or if such day is not a Business Day, the immediately preceding Business Day) and the Depositor shall deliver the Certification to the Trustee for filing no later than March 20th of each year (or if such day is not a Business Day, the immediately preceding Business Day).

                  In addition, (a) the Trustee shall indemnify and hold harmless the Depositor and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Trustee's obligations under this Section 4.06(c) or the Trustee's negligence, bad faith or willful misconduct in connection therewith and (b) each Servicer shall indemnify and hold harmless the Depositor and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of such Servicer's obligations under this Section 4.06(c), any material misstatement or omission contained in the Servicer's Certification or any information correctly derived by the Trustee and included in a Form 8-K or Form 10-K from information provided to the Trustee by the Servicer under this Agreement. The Depositor shall indemnify and hold harmless the Trustee and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Depositor's obligations under this Section 4.06 or the Depositor's negligence, bad faith or willful misconduct in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor, then (i) the Trustee agrees that it shall contribute to the amount paid or payable by the Depositor as a result of the losses, claims, damages or liabilities of the Depositor in such proportion as is appropriate to reflect the relative fault of the Depositor on the one hand and the Trustee on the other and (ii) each Servicer agrees that it shall contribute to the amount paid or payable by the Depositor as a result of the losses, claims, damages or liabilities of the Depositor in such proportion as is appropriate to reflect the relative fault of the Depositor on the one hand and the related Servicer on the other.

                  (d) Upon any filing with the Securities and Exchange Commission, the Trustee shall promptly deliver to the Depositor a copy of any executed report, statement or information.

                  (e) Prior to January 30 of the first year in which the Trustee is able to do so under applicable law, the Trustee shall file a Form 15 Suspension Notification with respect to the Trust.

                  (f) To the extent that, following the Closing Date, the Depositor certifies that reports and certifications differing from those required under this Section 4.06 comply with the reporting requirements under the Exchange Act, the Trustee hereby agrees that it will reasonably cooperate to amend the provisions of this Section 4.06 (in accordance with Section 11.01) in order to comply with such amended reporting requirements and such amendment of this Section 4.06. Any such amendment may result in the reduction of the reports filed by the Depositor under the Exchange Act. Notwithstanding the foregoing, the Trustee shall not be obligated to enter into any amendment pursuant to this Section that adversely affects its obligations and immunities under this Agreement.

                  SECTION 4.07. Derivative Contracts for Benefit of Class R-X
                                Certificates.

                  At any time on or after the Closing Date, the Depositor shall have the right to deposit into the Trust Fund, solely for the benefit of the Holder of the Class R-X Certificates, a derivative contract or comparable instrument. Any such instrument shall constitute a fully prepaid agreement. All collections, proceeds and other amounts in respect of such an instrument shall be distributed to the Class R-X Certificates on the Distribution Date following receipt thereof by the Trustee. In no event shall such an instrument constitute a part of any REMIC created hereunder. In addition, in the event any such instrument is deposited, the Trust Fund shall be deemed to be divided into two separate and discrete sub-Trust Funds. The assets of one such sub-Trust Fund shall consist of all the assets of the Trust Fund other than the instrument and the assets of the other sub-Trust Fund shall consist solely of such instrument.

                  SECTION 4.08. The Policy.

                  (a) If, based on the information provided by either Servicer pursuant to Section 4.03, the Trustee determines that an Insured Amount to be covered by the Policy will exist for the related

Distribution Date, the Trustee shall complete the notice in the form of Exhibit A to the Policy (the "Notice") and submit such Notice in accordance with the Policy to the Certificate Insurer no later than 12:00 P.M., New York City time, on the second Business Day immediately preceding such Distribution Date, as a claim for the amount of such Insured Amount.

                  (b) The Trustee shall establish and maintain the Insurance Account on behalf of the Holders of the Insured Certificates over which the Trustee shall have the exclusive control and sole right of withdrawal. Upon receipt of an Insured Amount from the Certificate Insurer on behalf of the Holders of the Insured Certificates, the Trustee shall deposit such Insured Amount in the Insurance Account and distribute such amount only for purposes of payment to the Insured Certificates of the Insured Amount for which a claim was made and such amount may not be applied to satisfy any costs, expenses or liabilities of either Servicer, the Seller, the Guarantor, the Depositor, the Trustee or the Trust Fund or to pay any other Class of Certificates. Amounts paid under the Policy, to the extent needed to pay the Insured Amount, shall be transferred to the Distribution Account on the related Distribution Date and disbursed by the Trustee to the holders of the Insured Certificates in accordance with Section 4.01. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay other distributions to the holders of the Insured Certificates with other funds available to make such payment. However, the amount of any payment of principal or of interest on the Insured Certificates to be paid from funds transferred from the Insurance Account shall be noted as provided in paragraph
(d) below and in the statement to be furnished to holders of the Insured Certificates pursuant to Section 4.02. Funds held in the Insurance Account shall not be invested. Any funds remaining in the Insurance Account on the first Business Day following a Distribution Date shall be returned to the Certificate Insurer pursuant to the written instructions of the Certificate Insurer by the end of such Business Day.

                  (c) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Insured Certificate from moneys received under the Policy. The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Trustee.

                  (d) In the event that the Trustee has received a certified copy of an order of the appropriate court that any Insured Amount has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Certificate Insurer, shall comply with the provisions of the Policy to obtain payment by the Certificate Insurer of such Preference Amount in the amount of such voided distribution constituting a Preference Amount, and shall, at the time it provides notice to the Certificate Insurer, notify, by mail the holders of the affected Insured Certificates that, in the event any Holder's distribution is so recovered as a preference payment, such Holder of an Insured Certificate will be entitled to payment constituting a Preference Amount pursuant to the Policy, a copy of which shall be made available through the Trustee, the Certificate Insurer or the Certificate Insurer's fiscal agent, if any, and the Trustee shall furnish to the Certificate Insurer or its fiscal agent, if any, its records evidencing the payments which have been made by the Trustee and subsequently recovered from the holders of the Insured Certificates, and dates on which such payments were made.

                  (e) The Trustee shall promptly notify the Certificate Insurer and its fiscal agent of any proceeding or the institution of any action, of which a Responsible Officer of the Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Insured Certificates. Each holder of an Insured Certificate, by its purchase of such Insured Certificate, each Servicer, the Guarantor the Depositor and the Trustee agree that, the Certificate Insurer (so long as no Certificate Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedes or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to, and each holder of an Insured Certificate and the Trustee hereby delegates and assigns to the Certificate Insurer, to the fullest extent permitted by law, the rights of the Trustee and each holder of an Insured Certificate in the conduct of any such Preference Claim, including, without limitation, all rights of any party to any adversary proceeding or action with respect to any court order issued in connection with any such Preference Claim.

                  (f) The Trustee shall, upon retirement of the Insured Certificates, furnish to the Certificate Insurer a notice of such retirement, and, upon retirement of the Insured Certificates and the expiration of the term of the Policy, surrender the Policy to the Certificate Insurer for cancellation.

                  (g) The Trustee will hold the Policy in trust as agent for the holders of the Insured Certificates for the purpose of making claims thereon and distributing the proceeds thereof. Neither the Policy nor the amounts paid on the Policy will constitute part of the Trust Fund created by this Agreement. Each Holder of the Insured Certificates, by accepting its Insured Certificates, appoints the Trustee as attorney in fact for the purpose of making claims on the Policy.

                  (h) Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on the Insured Certificates which is made with moneys received pursuant to the terms of the Policy shall not be considered payment of the Insured Certificates from the Trust Fund. The Depositor, each Servicer, the Guarantor and the Trustee acknowledge, and each Holder by its acceptance of an Insured Certificate agrees, that without the need for any further action on the part of the Certificate Insurer, the Depositor, either Servicer, the Guarantor or the Trustee (a) to the extent the Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on the Insured Certificates to the holders of such Insured Certificates, the Certificate Insurer will be fully subrogated to, and each holder of an Insured Certificate, each Servicer, the Guarantor and the Trustee hereby delegate and assign to the Certificate Insurer, to the fullest extent permitted by law, the rights of such holders to receive such principal and interest from the Trust Fund, including, without limitation, any amounts due to the holders of the Insured Certificates in respect of securities law violations arising from the offer and sale of the Insured Certificates, and (b) the Certificate Insurer shall be paid such amounts from the sources and in the manner provided herein for the payment of such amounts and as provided in this Agreement. The Trustee, the Guarantor and each Servicer shall cooperate in all respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the holders as otherwise set forth herein.

                  (i) By accepting its Insured Certificate, each holder of an Insured Certificate agrees that, unless a Certificate Insurer Default exists, the Certificate Insurer shall be deemed to be the holder of the Insured Certificate for all purposes (other than with respect to the receipt of payment on the Insured Certificates) and shall have the right to exercise all rights (including, without limitation, voting rights) of the holders of the Insured Certificates under this Agreement and under the Insured Certificates without any further consent of the holders of the Insured Certificates. All notices, statement reports, certificates or opinions required by this Agreement to be sent to any holders of Insured Certificates shall also be sent to the Certificate Insurer.

                  SECTION 4.09. The Guaranty.

                  On each Distribution Date following receipt (i) of a statement (as set forth in Section 4.02) that indicates a Guarantor Deficiency Amount for such Distribution Date and (ii) the Notice of Claim; the Guarantor shall distribute to the Trustee a Guarantor Payment, in an aggregate amount equal to the Guarantor Deficiency Amount for such Distribution Date directly to the Holders of the Guaranteed Certificates, without first depositing such amount in the Distribution Account, as follows: (i) the Guaranteed Interest Distribution Amount shall be distributed as interest with respect to the Guaranteed Certificates as provided in Section 4.01; and (ii) the Guaranteed Principal Distribution Amount shall be distributed as principal with respect to the Guaranteed Certificates as provided in Section 4.01.

                                    ARTICLE V

                                THE CERTIFICATES

                  SECTION 5.01. The Certificates.

                  (a) The Certificates in the aggregate will represent the entire beneficial ownership interest in the Mortgage Loans and all other assets included in the Trust Fund.

                  The Certificates will be substantially in the forms annexed hereto as Exhibits A-1 through A-38. The Certificates of each Class will be issuable in registered form only, in denominations of authorized Percentage Interests as described in the definition thereof. Each Certificate will share ratably in all rights of the related Class.

                  Upon original issue, the Certificates shall be executed, authenticated and delivered by the Trustee upon the written order of the Depositor. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided herein executed by the Trustee by manual signature, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

                  (b) The Class A Certificates and the Mezzanine Certificates shall initially be issued as one or more Certificates held by the Book-Entry Custodian or, if appointed to hold such Certificates as provided below, the Depository and registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to definitive, fully registered Certificates ("Definitive Certificates") in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The Trustee is hereby initially appointed as the Book-Entry Custodian and hereby agrees to act as such in accordance herewith and in accordance with the agreement that it has with the Depository authorizing it to act as such. The Book-Entry Custodian may, and, if it is no longer qualified to act as such, the Book-Entry Custodian shall, appoint, by a written instrument delivered to the Depositor, each Servicer and, if the Trustee is not the Book-Entry Custodian, the Trustee, any other transfer agent (including the Depository or any successor Depository) to act as Book-Entry Custodian under such conditions as the predecessor Book-Entry Custodian and the Depository or any successor Depository may prescribe, provided that the predecessor Book-Entry Custodian shall not be relieved of any of its duties or responsibilities by reason of any such appointment of other than the Depository. If the Trustee resigns or is removed in accordance with the terms hereof, the Trustee, the successor Trustee or, if it so elects, the Depository shall immediately succeed to its predecessor's duties as Book-Entry Custodian. The Depositor shall have the right to inspect, and to obtain copies of, any Certificates held as Book-Entry Certificates by the Book-Entry Custodian.

                  The Trustee, each Servicer, the Certificate Insurer, the Guarantor and the Depositor may for all purposes (including the making of payments due on the Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

                  If (i)(A) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing, qualified or able to properly discharge its responsibilities as Depository, and (B) the Depositor is unable to locate a qualified successor or (ii) after the occurrence of a Servicer Event of Default, Certificate Owners representing in the aggregate not less than 51% of the Ownership Interests of the Book-Entry Certificates advise the Trustee through the Depository, in writing, that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Book-Entry Custodian or the Depository, as applicable, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall cause the Definitive Certificates to be issued. Such Definitive Certificates will be issued in minimum denominations of $25,000, except that any beneficial ownership that was represented by a Book-Entry Certificate in an amount less than $25,000 immediately prior to the issuance of a Definitive Certificate shall be issued in a minimum denomination equal to the amount represented by such Book-Entry Certificate. None of the Depositor, either Servicer or the Trustee shall be liable for any delay in the delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

                  SECTION 5.02. Registration of Transfer and Exchange of
                                Certificates.

                  (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of
Section 8.11, a Certificate Register for the Certificates in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

                  (b) No transfer of any Class CE Certificate, Class P Certificate or Residual Certificate (the "Private Certificates") shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of a Private Certificate is to be made without registration or qualification (other than in connection with the initial transfer of any such Certificate by the Depositor to an Affiliate of the Depositor), the Trustee shall require receipt of: (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Certificateholder desiring to effect the transfer and from such Certificateholder's prospective transferee, substantially in the forms attached hereto as Exhibit F-1; and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee, either Servicer in its capacity as such or any Sub-Servicer), together with copies of the written certification(s) of the Certificateholder desiring to effect the transfer and/or such Certificateholder's prospective transferee upon which such Opinion of Counsel is based, if any. Neither the Depositor nor the Trustee is obligated to register or qualify any such Certificates under the 1933 Act or any other securities laws or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates without registration or qualification. Any Certificateholder desiring to effect the transfer of any such Certificate shall, and does hereby agree to, indemnify the Trustee, the Depositor and each Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  (c) No transfer of a Private Certificate or any interest therein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "Plan Assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C. F. R. ss. 2510.3-101 ("Plan Assets"), as certified by such transferee in the form of Exhibit G, unless the Trustee is provided with an Opinion of Counsel addressed to the Trustee, for the benefit of the Trustee, each Servicer and the Depositor and on which they may rely, which establishes to the satisfaction of the Trustee that the purchase of such Certificates is permissible under ERISA and the Code, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, either Servicer, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Depositor, either Servicer, the Trustee or the Trust Fund. Neither an Opinion of Counsel nor any certification will be required in connection with the initial transfer of any such Certificate by the Depositor to an Affiliate of the Depositor (in which case, the Depositor or any Affiliate thereof shall have deemed to have represented that such Affiliate is not a Plan or a Person investing Plan Assets) and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the

Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

                  Each beneficial owner of a Class M Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of that certificate or interest therein, that either (i) it is not a Plan investor, (ii) it has acquired and is holding such Class M Certificates in reliance on the Underwriter's Exemption, and that it understands that there are certain conditions to the availability of the Underwriter's Exemption, including that the Class M Certificates must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Fitch, Moody's or S&P and the Certificates are so rated or (iii) (1) it is an insurance company, (2) the source of funds used to acquire or hold the certificate or interest therein is an "insurance company general account," as such term is defined in PTCE 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

                  If any Certificate or any interest therein is acquired or held in violation of the provisions of the two preceding paragraphs, the next preceding permitted beneficial owner will be treated as the beneficial owner of that Certificate retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any such Certificate or interest therein was effected in violation of the provisions of the preceding paragraph shall indemnify and hold harmless the Depositor, each Servicer, the Trustee and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

                  (d) (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause
(iii)(B) below and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                           (A) Each Person holding or acquiring any Ownership
                  Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                           (B) In connection with any proposed Transfer of any
                  Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of, an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit F-2) from the proposed Transferee, in form and substance satisfactory to the Trustee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(d) and agrees to be bound by them.

                           (C) Notwithstanding the delivery of a Transfer
                  Affidavit and Agreement by a proposed Transferee under clause
                  (B) above, if a Responsible Officer of the Trustee who is assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

                           (D) Each Person holding or acquiring any Ownership
                  Interest in a Residual Certificate shall agree (x) to require a Transfer Affidavit and Agreement in the form attached hereto as Exhibit F-2 from any other Person to whom such Person attempts to transfer its Ownership Interest in a Residual Certificate and (y) not to transfer its Ownership Interest unless it provides a Transferor Affidavit (in the form attached hereto as Exhibit F-2) to the Trustee stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

                           (E) Each Person holding or acquiring an Ownership
                  Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Certificate, if it is, or is holding an Ownership Interest in a Residual Certificate on behalf of, a "pass-through interest holder."

                  (ii) The Trustee will register the Transfer of any Residual Certificate only if it shall have received the Transfer Affidavit and Agreement and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. In addition, no Transfer of a Residual Certificate shall be made unless the Trustee shall have received a representation letter from the Transferee of such Certificate to the effect that such Transferee is a Permitted Transferee.

                  (iii) (A) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(d), then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights as holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.02(d) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                           (B) If any purported Transferee shall become a holder
                  of a Residual Certificate in violation of the restrictions in this Section 5.02(d) and to the extent that the retroactive restoration of the rights of the holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, but not the obligation, without notice to the holder or any prior holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Trustee. Such purchaser may be the Trustee itself or any Affiliate of the Trustee. The proceeds of such sale, net of the commissions (which may include commissions payable to the Trustee or its Affiliates), expenses and taxes due, if any, will be remitted by the Trustee to such purported Transferee. The terms and conditions of any sale under this clause
                  (iii)(B) shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

                  (iv) The Trustee shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is a Disqualified Organization, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of such Residual Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person which is a Disqualified Organization. Reasonable compensation for providing such information may be accepted by the Trustee.

                  (v) The provisions of this Section 5.02(d) set forth prior to this subsection (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee at the expense of the party seeking to modify, add to or eliminate any such provision the following:

                           (A) written notification from each Rating Agency to
                  the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of any Class of Certificates; and

                           (B) an Opinion of Counsel, in form and substance
                  satisfactory to the Trustee, to the effect that such modification of, addition to or elimination of such provisions will not cause any Trust REMIC to cease to qualify as a REMIC and will not cause any Trust REMIC to be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person that is not a Permitted Transferee or a Person other than the prospective transferee to be subject to a REMIC-tax caused by the Transfer of a Residual Certificate to a Person that is not a Permitted Transferee.

                  (e) Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12, the Trustee shall execute, authenticate and deliver, in the name of the designated Transferee or Transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

                  (f) At the option of the Holder thereof, any Certificate may be exchanged for other Certificates of the same Class with authorized denominations and a like aggregate Percentage Interest, upon surrender of such Certificate to be exchanged at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing. In addition, (i) with respect to each Class R-I Certificate, the Holder thereof may exchange, in the manner described above, such Class R-I Certificate for a separate Certificate representing such Holder's respective Percentage Interest in the Class R-I Certificate being exchanged, (ii) with respect to each Class R-II Certificate, the Holder thereof may exchange, in the manner described above, such Class R-II Certificate for a separate Certificate representing such Holder's respective Percentage Interest in the Class R-II Certificate being exchanged, (iii) with respect to each Class R-III Certificate, the Holder thereof may exchange, in the manner described above, such Class R-III Certificate for a separate Certificate representing such Holder's respective Percentage Interest in the Class R-III Certificate being exchanged and (iv) with respect to each Class R-X Certificate, the Holder thereof may exchange, in the manner described above, such Class R-X Certificate for two separate Certificates, each representing such Holder's respective Percentage Interest in the Class R-II Interest and the Class R-III Interest, respectively, in each case that was evidenced by the Class R-X Certificate being exchanged.

                  (g) No service charge to the Certificateholders shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  (h) All Certificates surrendered for transfer and exchange shall be canceled and destroyed by the Trustee in accordance with its customary procedures.

                  SECTION 5.03. Mutilated, Destroyed, Lost or Stolen
                                Certificates.

                  If (i) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of actual knowledge by the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like denomination and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the applicable REMIC created hereunder, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  SECTION 5.04. Persons Deemed Owners.

                  The Depositor, each Servicer, the Trustee, the Certificate Insurer, the Guarantor and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and none of the Depositor, either Servicer, the Trustee, the Certificate Insurer, the Guarantor or any agent of any of them shall be affected by notice to the contrary.

                  SECTION 5.05. Certain Available Information.

                  On or prior to the date of the first sale of any Private Certificate to an Independent third party, the Depositor shall provide to the Trustee ten copies of any private placement memorandum or other disclosure document used by the Depositor in connection with the offer and sale of such Certificates. In addition, if any such private placement memorandum or disclosure document is revised, amended or supplemented at any time following the delivery thereof to the Trustee, the Depositor promptly shall inform the Trustee of such event and shall deliver to the Trustee ten copies of the private placement memorandum or disclosure document, as revised, amended or supplemented. The Trustee shall maintain at its Corporate Trust Office and shall make available free of charge during normal business hours for review by any Holder of a Certificate, a Certificate Owner or any Person identified to the Trustee as a prospective transferee of a Certificate, originals or copies of the following items: (i) in the case of a Holder, a Certificate Owner or prospective transferee of a Private Certificate, the related private placement memorandum or other disclosure document relating to such Class of Certificates, in the form most recently provided to the Trustee; and (ii) in all cases, (A) this Agreement and any amendments hereof entered into pursuant to Section 11.01, (B) all monthly statements required to be delivered to Certificateholders of the relevant Class pursuant to Section 4.02 since the Closing Date, and all other notices, reports, statements and written communications delivered to the Certificateholders of the relevant Class pursuant to this Agreement since the Closing Date, (C) all certifications delivered by a Responsible Officer of the Trustee since the Closing Date pursuant to Section 10.01(h), (D) any and all Officers' Certificates delivered to the Trustee by the related Servicer since the Closing Date to evidence such Servicer's determination that any P&I Advance or Servicing Advance was, or if made, would be, a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance, respectively, and (E) any and all Officers' Certificates delivered to the Trustee by either Servicer since the Closing Date pursuant to Section 4.04(a). Copies and mailing of any and all of the foregoing items will be available from the Trustee upon request at the expense of the Person requesting the same.








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                                   ARTICLE VI

                         THE DEPOSITOR AND THE SERVICERS

                  SECTION 6.01. Liability of the Depositor and the Servicers.

                  The Depositor and each Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement upon them in their respective capacities as Depositor and a Servicer and undertaken hereunder by the Depositor and each Servicer herein.

                  SECTION 6.02. Merger or Consolidation of the Depositor or the
                                Servicers.

                  Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation. Subject to the following paragraph, each Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation. The Depositor and each Servicer each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

                  The Depositor or either Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor or such Servicer shall be a party, or any Person succeeding to the business of the Depositor or either Servicer, shall be the successor of the Depositor or such Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to either Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that the Rating Agencies' ratings of the Class A Certificates, the Class A-IO Certificates and the Mezzanine Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating Agencies).

                  SECTION 6.03. Limitation on Liability of the Depositor, the
                                Servicers and Others.

                  None of the Depositor, either Servicer, the Guarantor or any of the directors, officers, employees or agents of the Depositor, either Servicer or the Guarantor shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, either Servicer, the Guarantor or any such person against any breach of warranties, representations or covenants made herein, or against any specific liability imposed on the Depositor, such Servicer or the Guarantor pursuant hereto, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, each Servicer, the




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

Guarantor and any director, officer, employee or agent of the Depositor, either Servicer or the Guarantor may rely in good faith on any document of any kind which, PRIMA FACIE, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, each Servicer, the Guarantor and any director, officer, employee or agent of the Depositor, either Servicer or the Guarantor shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with (i) any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense relating to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement), any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder and (ii) the breach of any representation or warranty of NC Capital under the Mortgage Loan Purchase Agreement (but only to the extent of amounts paid by NC Capital to the Trust Fund pursuant to its obligations under Section 7 of the Mortgage Loan Purchase Agreement). None of the Depositor, either Servicer or the Guarantor shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement; provided, however, that each of the Depositor, each Servicer and the Guarantor may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, each Servicer and the Guarantor shall be entitled to be reimbursed therefor from the related Collection Account as and to the extent provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the related Collection Account.

         Each Servicer (except the Trustee to the extent it has succeeded the Master Servicer as required hereunder) shall indemnify and hold the Trustee, the Depositor, the Guarantor and the Trust Fund harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Depositor, the Guarantor, the Certificate Insurer or the Trust Fund may sustain in any way related to the failure of such Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. Each Servicer shall immediately notify the Trustee, the Certificate Insurer, the Guarantor and the Depositor if a claim is made that may result in such claims, losses, penalties, fines, forfeitures, legal fees or related costs, judgments, or any other costs, fees and expenses, and the related Servicer shall assume (with the consent of the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against such Servicer, the Trustee, the Depositor, the Guarantor and/or the Trust Fund in respect of such claim. The provisions of this paragraph shall survive the termination of this Agreement, the payment of the outstanding Certificates and the resignation or removal of the Trustee

                  SECTION 6.04. Limitation on Resignation of the Servicers.

                  Neither Servicer shall resign from the obligations and duties hereby imposed on it except (i) upon determination that its duties hereunder are no longer permissible under applicable law and (ii) with the written consent of the Trustee and the Controlling Person (as provided in Section 1.03). Any such determination pursuant to the preceding sentence permitting the resignation of either Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of the related Servicer and delivered to the Trustee, the Certificate Insurer and the Guarantor. No resignation of either Servicer shall become effective until the Trustee or a successor servicer reasonably acceptable to the Controlling Person shall have assumed the related Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

                  Except as expressly provided herein, neither Servicer shall assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by such Servicer hereunder. The foregoing prohibition on assignment shall not prohibit either Servicer from designating a Sub-Servicer as payee of any indemnification amount payable to the related Servicer hereunder; provided, however, that as provided in Section 3.06 hereof, no Sub-Servicer shall be a third- party beneficiary hereunder and the parties hereto shall not be required to recognize any Sub-Servicer as an indemnitee under this Agreement. If, pursuant to any provision hereof, the duties of either Servicer are transferred to a successor Servicer, the entire amount of the Servicing Fee and other compensation payable to the related Servicer pursuant hereto shall thereafter be payable to such successor Servicer.

                  SECTION 6.05. Rights of the Depositor in Respect of the
                                Servicers.

                  Each Servicer shall afford (and any Sub-Servicing Agreement shall provide that each Sub- Servicer shall afford) the Depositor, the Certificate Insurer, the Guarantor and the Trustee, upon reasonable advance notice, during normal business hours, at the office designated by the related Servicer access to all records maintained by the related Servicer (and any such Sub-Servicer) in respect of the related Servicer's rights and obligations with respect to the related Mortgage Loans hereunder and access to officers of the related Servicer (and those of any such Sub-Servicer) responsible for such obligations. Upon reasonable advance notice, each Servicer shall furnish to the Depositor, the Certificate Insurer, the Guarantor and the Trustee its (and any such Sub-Servicer's) most recent financial statements and such other information relating to such Servicer's capacity to perform its obligations under this Agreement as it possesses (and that any such Sub-Servicer possesses). To the extent such information is not otherwise available to the public, the Depositor, the Certificate Insurer, the Guarantor and the Trustee shall not disseminate any information obtained pursuant to the preceding two sentences without such Servicer's written consent, except as required pursuant to this Agreement or to the extent that it is appropriate to do so (i) in working with legal counsel, auditors, taxing authorities or other governmental agencies or (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Depositor, the Certificate Insurer, the Guarantor, the Trustee or the Trust Fund, and in any case, the Depositor, the Certificate Insurer, the Guarantor or the Trustee as the case may be, (iii) disclosure of any and all information that is or becomes publicly known, or information obtained by the Trustee from sources other than the Depositor or the related Servicer, (iv) disclosure as required pursuant to this Agreement or (v) disclosure of any and all information(A) in any preliminary or final offering circular, registration statement or contract or other document pertaining to the transactions contemplated by the Agreement approved in advance by the Depositor or the related Servicer or (B) to any affiliate, independent or internal auditor, agent, employee or attorney of the Trustee having a need to know the same, provided that the Trustee advises such recipient of the confidential nature of the information being disclosed, shall use its best efforts to assure the confidentiality of any such disseminated non-public information. The Depositor may, but is not obligated to, enforce the obligations of each Servicer under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of either Servicer under this Agreement or exercise the rights of either Servicer under this Agreement; provided that such Servicer shall not be relieved of any of its obligations under this Agreement by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by either Servicer and is not obligated to supervise the performance of the Servicers under this Agreement or otherwise.

                                   ARTICLE VII

                                     DEFAULT

                  SECTION 7.01. Servicer Events of Default.

                  (a) "Servicer Event of Default," wherever used herein, means any one of the following events, provided, however, that no Servicer shall be obligated or liable for any default by the other Servicer:

                  (i) any failure by either Servicer to remit to the Trustee for distribution to the Certificateholders or the Guarantor any payment (other than a P&I Advance required to be made from its own funds on any Servicer Remittance Date pursuant to Section 4.03) required to be made under the terms of the Certificates and this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to such Servicer by the Depositor or the Trustee (in which case notice shall be provided by telecopy), or to such Servicer, the Depositor and the Trustee by the Guarantor or the Holders of Certificates entitled to at least 25% of the Voting Rights; or

                  (ii) any failure on the part of either Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of such Servicer contained in this Agreement, or the breach by either Servicer of any representation and warranty contained in Section 2.05, which continues unremedied for a period of 30 days (or if such failure or breach cannot be remedied within 30 days, then such remedy shall have been commenced within 30 days and diligently pursued thereafter; provided, however, that in no event shall such failure or breach be allowed to exist for a period of greater than 90 days) after the earlier of (i) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such Servicer by the Depositor, the Trustee or to such Servicer, the Depositor and the Trustee by the Guarantor or th eHolders of Certificates entitled to at least 25% of the Voting Rights and (ii) actual knowledge of such failure by a Servicing Officer of the related Servicer; or

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against either Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 90 days; or

                  (iv) either Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

                  (v) either Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                  (vi) either Servicer ceases to be an approved seller or servicer of Fannie Mae;

                  (vii) any failure by GMAC of the Servicer Termination Test;

                  (viii) any withdrawal or downgrade of two or more levels (i.e., from "Above Average" to "Below Average" or the equivalent) of the servicer rating, as of the Closing Date, of a Servicer by any Rating Agency which results in a downgrade, qualification or withdrawal of the rating assigned to any Class of Certificates by any Rating Agency; or

                  (ix) any failure of either Servicer to make any P&I Advance on any Servicer Remittance Date required to be made from its own funds pursuant to Section 4.03 which continues unremedied until 3:00 p.m. New York time on the Business Day immediately following the Servicer Remittance Date.

                  If a Servicer Event of Default described in clauses (i) through (viii) of this Section shall occur, then, and in each and every such case, so long as such Servicer Event of Default shall not have been remedied, the Trustee may, and at the written direction of the Controlling Person (as provided in Section 1.03) or the Holders of Certificates entitled to at least 51% of Voting Rights, the Trustee shall, by notice in writing to the defaulting Servicer, the Depositor, the Guarantor and the Certificate Insurer, terminate all of the rights and obligations of such Servicer in its capacity as a Servicer under this Agreement, to the extent permitted by law, and in and to the Mortgage Loans and the proceeds thereof. If a Servicer Event of Default described in clause (ix) hereof shall occur, the Trustee shall, by notice in writing to the defaulting Servicer, the Depositor, the Guarantor and the Certificate Insurer, terminate all of the rights and obligations of such Servicer in its capacity as a Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the defaulting Servicer of such written notice, all authority and power of such Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of the defaulting Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The defaulting Servicer agrees promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Trustee with all documents and records requested by it to enable it to assume such Servicer's functions under this Agreement, and to cooperate with the Trustee in effecting the termination of such Servicer's responsibilities and rights under this Agreement, including, without limitation, the transfer within one Business Day to the Trustee for administration by it of all cash amounts which at the time shall be or should have been credited by such Servicer to the related Collection Account held by or on behalf of such Servicer, the Distribution Account or any REO Account or Servicing Account held by or on behalf of such Servicer or thereafter be received with respect to the Mortgage Loans or any REO Property serviced by such Servicer (provided, however, that such Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of P&I Advances, Servicing Advances or otherwise, and shall continue to be entitled to the benefits of
Section 6.03, notwithstanding any such termination, with respect to events occurring prior to such termination). For purposes of this Section 7.01, the Trustee shall not be deemed to have knowledge of a Servicer Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Trustee's Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such a Servicer Event of Default is received by the Trustee and such notice references the Certificates, the Trust Fund or this Agreement.

                  SECTION 7.02. Trustee to Act; Appointment of Successor.

                  (a)(1) On and after the time a defaulting Servicer receives a notice of termination, the Trustee shall be the successor in all respects to such Servicer in its capacity as a Servicer under this Agreement and the transactions set forth or provided for herein, and all the responsibilities, duties and liabilities relating thereto and arising thereafter shall be assumed by the Trustee (except for any representations or warranties of such Servicer under this Agreement, the responsibilities, duties and liabilities contained in
Section 2.05 and the obligation to deposit amounts in respect of losses pursuant to Section 3.12) by the terms and provisions hereof including, without limitation, such Servicer's obligations to make P&I Advances pursuant to Section 4.03; provided, however, that if the Trustee is prohibited by law or regulation from obligating itself to make advances regarding delinquent mortgage loans, then the Trustee shall not be obligated to make P&I Advances pursuant to Section 4.03; and provided further, that any failure to perform such duties or responsibilities caused by the defaulting Servicer's failure to provide information required by Section 7.01 shall not be considered a default by the Trustee as successor to such Servicer hereunder. As compensation therefor, the Trustee shall be entitled to the Servicing Fee and all funds relating to the Mortgage Loans to which the defaulting Servicer would have been entitled if it had continued to act hereunder. Notwithstanding the above and subject to Section 7.02(a)(2) below, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if it is prohibited by law from making advances regarding delinquent mortgage loans or if the Controlling Person or the Holders of Certificates entitled to at least 51% of the Voting Rights so request in writing to the Trustee, promptly appoint or petition a court of competent jurisdiction to appoint, an established mortgage loan servicing institution acceptable to each Rating Agency and having a net worth of not less than $15,000,000 and reasonably acceptable to the Controlling Person (as provided in Section 1.03), as the successor to the defaulting Servicer under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of such Servicer under this Agreement.

                  The Trustee or other successor Servicer shall be entitled to be reimbursed by the defaulting Servicer (or by the Trust Fund if the defaulting Servicer is unable to fulfill its obligations hereunder) for all reasonable out-of-pocket costs (such expenses of the Trustee to be documented by the Trustee to the extent possible) associated with the transfer of servicing from the predecessor Servicer, including without limitation, any such costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee to service the Mortgage Loans properly and effectively.

                  (2) No appointment of a successor to the defaulting Servicer under this Agreement shall be effective until the assumption by the successor of all of such Servicer's responsibilities, duties and liabilities hereunder. In connection with such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the defaulting Servicer as such hereunder. The Depositor, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Pending appointment of a successor to the defaulting Servicer under this Agreement, the Trustee shall act in such capacity as hereinabove provided.

                  SECTION 7.03. Notification to Certificateholders.

                  (a) Upon any termination of either Servicer pursuant to
Section 7.01 above or any appointment of a successor to such Servicer pursuant to Section 7.02 above, the Trustee shall give prompt written notice thereof to the Certificate Insurer, the Guarantor and the Certificateholders at their respective addresses appearing in the Certificate Register.

                  (b) Not later than the later of 60 days after the occurrence of any event, which constitutes or which, with notice or lapse of time or both, would constitute a Servicer Event of Default or five days after a Responsible Officer of the Trustee becomes aware of the occurrence of such an event, the Trustee shall transmit by mail to the Guarantor, the Certificate Insurer and all Holders of Certificates notice of each such occurrence, unless such default or Servicer Event of Default shall have been cured or waived.

                  SECTION 7.04. Waiver of Servicer Events of Default.

                  The Holders representing at least 66% of the Voting Rights evidenced by all Classes of Certificates affected by any default or Servicer Event of Default hereunder may waive such default or Servicer Event of Default; provided, however, that a default or Servicer Event of Default under clause (i) or (vii) of Section 7.01 may be waived only by all of the Holders of the Regular Certificates and the Controlling Person (as provided in Section 1.03) as evidenced by the written consent of the Controlling Person. Upon any such waiver of a default or Servicer Event of Default, such default or Servicer Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Servicer Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

                  SECTION 8.01. Duties of Trustee.

                  The Trustee, prior to the occurrence of a Servicer Event of Default and after the curing of all Servicer Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. During a Servicer Event of Default, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

                  The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement. If any such instrument is found not to conform on its face to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to its satisfaction, will provide notice thereof to the Certificateholders, the Guarantor and the Certificate Insurer.

                  No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                  (i) Prior to the occurrence of a Servicer Event of Default, and after the curing of all such Servicer Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee that conform to the requirements of this Agreement;

                  (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates entitled to at least 25% of the Voting Rights, the Guarantor or the Certificate Insurer relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred upon it, under this Agreement.

                  SECTION 8.02. Certain Matters Affecting the Trustee.

                  (a) Except as otherwise provided in Section 8.01:

                  (i) The Trustee may request and conclusively rely upon and shall be fully protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (iii) The Trustee shall not be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, the Certificate Insurer or the Guarantor, pursuant to the provisions of this Agreement, unless such Certificateholders, the Certificate Insurer or the Guarantor shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of a Servicer Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                  (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v) Prior to the occurrence of a Servicer Event of Default hereunder and after the curing of all Servicer Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Certificate Insurer, the Guarantor or the Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee not reasonably assured to the Trustee by the Certificate Insurer, the Guarantor or such Certificateholders, the

         Trustee may require reasonable indemnity against such expense or liability from the Certificate Insurer, the Guarantor or such Certificateholders as a condition to taking any such action;

                  (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agents, accountants or attorneys appointed with due care by it hereunder; and

                  (vii) The Trustee shall have no obligation to invest and reinvest any cash held in the absence of timely and specific written investment direction from either Servicer or the Depositor. In no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon. The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of either Servicer or the Depositor to provide timely written investment direction.

                  (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in the name of the Trustee for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement. In order to comply with its duties under the U.S.A. Patriot Act, the Trustee shall obtain and verify certain information and documentation from the other parties hereto including but not limited to such parties' name, address, and other identifying information.

                  SECTION 8.03. Trustee Not Liable for Certificates or Mortgage
                                Loans.

                  The recitals contained herein and in the Certificates (other than the signature of the Trustee, the authentication of the Certificate Registrar on the Certificates, the acknowledgments of the Trustee contained in
Article II and the representations and warranties of the Trustee in Section 8.13) shall be taken as the statements of the Depositor and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement (other than as specifically set forth with respect to such party in Section 8.13) or of the Certificates (other than the signature of the Trustee and authentication of the Certificate Registrar on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or either Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the related Collection Account by such Servicer, other than any funds held by or on behalf of the Trustee and any amounts held by or on behalf of the Trustee in accordance with Section 3.10.

                  SECTION 8.04. Trustee May Own Certificates.

                  The Trustee in its individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

                  SECTION 8.05. Trustee's Fees and Expenses.

                  (a) The Trustee shall withdraw from the Distribution Account on each Distribution Date and pay to itself the Trustee Fee. The Trustee, or any director, officer, employee or agent of the Trustee shall be indemnified by REMIC I and held harmless against any loss, liability or expense (not including expenses, disbursements and advances incurred or made by the Trustee including the compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of the Trustee's performance in accordance with the provisions of this Agreement) incurred by the Trustee in connection with any Servicer Event of Default (not including expenses, disbursements and advances incurred or made by the Trustee in its capacity as a successor Servicer), default, claim or legal action or any pending or threatened claim or legal action arising out of or in connection with the acceptance or administration of its obligations and duties under this Agreement or any document executed in connection herewith, other than any loss, liability or expense (i) resulting from a breach of either Servicer's obligations and duties under this Agreement and the Mortgage Loans (for which such Servicer shall indemnify pursuant to Section 8.05(b)), (ii) for the expenses of preparing and filing Tax Returns pursuant to Section 10.01(d) or (iii) any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of reckless disregard of its respective obligations and duties hereunder. Any amounts payable to the Trustee, or any director, officer, employee or agent of the Trustee in respect of the indemnification provided by this paragraph (a), or pursuant to any other right of reimbursement from the Trust Fund that the Trustee, or any director, officer, employee or agent of the Trustee, may have hereunder in its capacity as such, may be withdrawn by the Trustee from the Distribution Account at any time.

                  (b) New Century Mortgage Corporation and the Trustee have entered into a fee letter governing the terms of reimbursement of certain expenses of the Trustee not otherwise reimbursable to the Trustee from the Trust Fund as set forth above. Furthermore, each Servicer agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense resulting from the negligence or willful misconduct of such Servicer in the performance of its duties hereunder or a breach of such Servicer's obligations and duties under this Agreement. Such indemnity shall survive the termination or discharge of this Agreement and the resignation or removal of the Trustee. Any payment hereunder made by either Servicer to the Trustee shall be from such Servicer's own funds, without reimbursement from the Trust Fund therefor.

                  (c) The Servicer shall pay any annual rating agency fees of the Rating Agencies for ongoing surveillance from its own funds without right of reimbursement.

                  The provisions of this Section 8.05 shall survive the termination of this Agreement or the earlier resignation or removal of the Trustee.

                  SECTION 8.06. Eligibility Requirements for Trustee.

                  The Trustee hereunder shall at all times be a corporation or an association (other than the Depositor, the Seller, each Servicer or any Affiliate of the foregoing) organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in
Section 8.07.

                  SECTION 8.07. Resignation and Removal of the Trustee.

                  The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor, each Servicer, the Certificate Insurer, the Guarantor and the Certificateholders. Upon receiving such notice of resignation of the Trustee, the Depositor shall promptly appoint a successor trustee acceptable to the Controlling Person (as provided in Section 1.03) by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, the Certificate Insurer, the Guarantor, the Trustee and each Servicer by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation or removal, the Certificate Insurer may appoint a successor Trustee, and if the Certificate Insurer fails to do so within 30 days, the Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                  If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor or the Controlling Person, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor or the Controlling Person may remove the Trustee and the Depositor may appoint a successor trustee acceptable to the Controlling Person (as provided in Section 1.03) by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, the Certificate Insurer, the Guarantor and each Servicer by the Depositor. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, then the Controlling Person (as provided in Section 1.03) may appoint a successor Trustee.

                  The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders, the Guarantor and each Servicer by the Depositor.

                  Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

                  SECTION 8.08. Successor Trustee.

                  Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor, the Certificate Insurer, the Guarantor and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements, as well as all moneys, held by it hereunder (other than any Mortgage Files at the time held by a custodian, which custodian shall become the agent of any successor trustee hereunder), and the Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

                  No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 and the appointment of such successor trustee shall not result in a downgrading of any Class of Certificates by either Rating Agency, as evidenced by a letter from each Rating Agency.

                  Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to the Certificate Insurer and all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

                  Notwithstanding anything to the contrary contained herein, so long as no Certificate Insurer Default exists, the appointment of any successor Trustee pursuant to any provision of this Agreement will be subject to the prior written consent of the Certificate Insurer.

                  SECTION 8.09. Merger or Consolidation of Trustee.

                  Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to the business of the Trustee shall be the successor of the Trustee hereunder, provided such corporation or association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

                  Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of REMIC I or property securing the same may at the time be located, the applicable Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the Controlling Person (as provided in Section 1.03) to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of REMIC I-A, REMIC I-B or REMIC I-C, and to vest in such Person or Persons, in such capacity, such title to REMIC I-A, REMIC I-B or REMIC I-C, as applicable, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the applicable Servicer and the Trustee may consider necessary or desirable. Any such co-trustee or separate trustee shall be subject to the written approval of each Servicer. If the applicable Servicer shall not have joined in such appointment or the Controlling Person (as provided in Section 1.03) shall not have approved such appointment within 15 days after the receipt by it of a request so to do, or in case a Servicer Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

                  In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to a defaulting Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to REMIC I or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor and each Servicer.

                  Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  SECTION 8.11. [Reserved].

                  SECTION 8.12. Appointment of Office or Agency.

                  The Trustee will designate an office or agency in the City of New York where the Certificates may be surrendered for registration of transfer or exchange, and presented for final distribution, and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be delivered. As of the Closing Date, the Trustee designates the office of its agent located c/o DTC Transfer Agent Services, 55 Water Street, Jeanette Park Entrance, New York, NY 10041 for such purposes.

                  SECTION 8.13. Representations and Warranties of the Trustee.

                  The Trustee hereby represents and warrants, solely as to itself, to each Servicer, the Certificate Insurer and the Guarantor and the Depositor, as of the Closing Date, that:

                  (i) It is a national banking association duly organized, validly existing and in good standing under the laws of the United States.

                  (ii) The execution and delivery of this Agreement by it, and the performance and compliance with the terms of this Agreement by it, will not violate its charter or bylaws.

                  (iii) It has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of it, enforceable against it in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                                   ARTICLE IX

                                   TERMINATION

                  SECTION 9.01 Termination Upon Repurchase or Liquidation of All
                               Mortgage Loans.

                  (a) Subject to Section 9.02, the respective obligations and responsibilities under this Agreement of the Depositor, the Guarantor, each Servicer and the Trustee (other than the obligations of each Servicer to the Trustee pursuant to Section 8.05 and of each Servicer to make remittances to the Trustee and the Trustee to make payments in respect of the REMIC Regular Interests and the Classes of Certificates as hereinafter set forth) shall terminate upon the latest of (A) the payment in full of all amounts owing to the Guarantor hereunder unless the Guarantor shall otherwise consent, (B) the payment in full of all amounts owing to the Certificate Insurer hereunder and under the Insurance Agreement unless the Certificate Insurer shall otherwise consent and (C) payment to the Certificateholders and the deposit of all amounts held by or on behalf of the Trustee and required hereunder to be so paid or deposited on the Distribution Date coinciding with or following the earlier to occur of (i) the purchase by the Terminator (as defined below) of all Mortgage Loans and each REO Property remaining in REMIC I-A, REMIC I-B or REMIC I-C, as applicable, and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in REMIC I; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof. Subject to Section 3.10 hereof, the purchase by the Terminator of all Mortgage Loans and each REO Property remaining in REMIC I-A, REMIC I-B or REMIC I-C, as applicable, shall be at a price equal to the greater of (i) the Stated Principal Balance of the Mortgage Loans and the appraised value of any REO Properties, such appraisal to be conducted by an Independent appraiser mutually agreed upon by the Terminator and the Trustee in their reasonable discretion and (ii) the fair market value of the Mortgage Loans and the REO Properties (as determined by the Terminator and, to the extent that the Class A Certificates or a Class of Mezzanine Certificates will not receive all amounts owed to it as a result of the termination, the Trustee (it being understood and agreed that any determination by the Trustee shall be made solely in reliance on an appraisal by an Independent appraiser as provided above), as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to the related Certificateholders pursuant to Section 9.01(c)), in each case plus accrued and unpaid interest thereon at the weighted average of the Mortgage Rates through the end of the Due Period preceding the final Distribution Date plus unreimbursed Servicing Advances, P&I Advances, any unpaid Servicing Fees allocable to such Mortgage Loans and REO Properties, any unpaid Guarantor Reimbursement Amount, Guaranty Fees, Certificate Insurer premiums and Reimbursement Amounts and any accrued and unpaid Net WAC Rate Carryover Amounts (the "Termination Price"); provided, however, such option may only be exercised if the Termination Price is sufficient to pay all interest accrued on, as well as amounts necessary to retire the principal balance of, each class of notes issued pursuant to the Indenture. If the determination of the fair market value of the Mortgage Loans and REO Properties shall be required to be made by the Terminator and an Independent appraiser as provided above, (A) such appraisal shall be obtained at no expense to the Trustee and (B) the Trustee may conclusively rely on, and shall be protected in relying on, such appraisal. The consent of the Certificate Insurer shall be required prior to a termination pursuant to this Section 9.01(a). In addition, if a termination pursuant to this
Section 9.01(a) will result in a draw on the Guaranty, the consent of the Guarantor shall be required prior to the Terminator exercising such option.

                  (b) With respect to the Group I Mortgage Loans and the Group II Mortgage Loans, the majority holder of the related Class CE Certificates or if the majority holder of the related Class CE Certificates fails to exercise such option, the related Servicer and with respect to the Group III Mortgage Loans, the related Servicer (in each case, with the consent of the Certificate Insurer) shall have the right (the party exercising such right, the "Terminator"), to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I-A, REMIC I-B or REMIC I-C, as applicable, pursuant to clause (i) of the preceding paragraph no later than the Determination Date in the month immediately preceding the Distribution Date on which the Certificates will be retired; provided, however, that the Terminator may elect to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I-A, REMIC I-B or REMIC I-C, as applicable, pursuant to clause (i) of the preceding paragraph only if the aggregate Stated Principal Balance of the Mortgage Loans and each REO Property remaining in REMIC I-A, REMIC I-B or REMIC I-C, as applicable, at the time of such election is reduced to less than 10% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans in REMIC I-A, REMIC I-B or REMIC I-C, as applicable, as of the Cut-off Date and the Initial Deposit. The Terminator shall not be entitled to exercise a purchase right under this Section 9.01, without the Guarantor's consent, if the distribution of the Termination Price according to such priorities would result in the Guarantor being required to make a Guarantor Payment on the applicable Distribution Date. By acceptance of the Residual Certificates, the Holder of the Residual Certificates agrees, in connection with any termination hereunder, to assign and transfer any amounts in excess of par, and to the extent received in respect of such termination, to pay any such amounts to the Holders of the related Class CE Certificates.

                  (c) Notice of the liquidation of the related Certificates shall be given promptly by the Trustee by letter to Certificateholders and the Certificate Insurer mailed (a) in the event such notice is given in connection with the purchase of the Mortgage Loans and each REO Property by the Terminator, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which a Loan Group will terminate and the final payment in respect of the REMIC I-A Regular Interests, the REMIC I-B Regular Interests or the REMIC I-C Regular Interests, as applicable, and the related Certificates will be made upon presentation and surrender of the related Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment, (iii) that no interest shall accrue in respect of the the REMIC I-A Regular Interests, the REMIC I-B Regular Interests or the REMIC I-C Regular Interests, as applicable, or the related Certificates from and after the Interest Accrual Period relating to the final Distribution Date therefor and (iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee. In the event such notice is given in connection with the purchase of all of the Mortgage Loans and each REO Property remaining in REMIC I-A, REMIC I-B or REMIC I-C by the Terminator, the Terminator shall deliver to the Trustee for deposit in the Distribution Account not later than the last

Business Day of the month next preceding the month of the final distribution on the Certificates an amount in immediately available funds equal to the above-described purchase price. The Trustee shall remit to each Servicer from such funds deposited in the Distribution Account (i) any amounts which such Servicer would be permitted to withdraw and retain from the related Collection Account pursuant to Section 3.11 and (ii) any other amounts otherwise payable by the Trustee to the Servicers from amounts on deposit in the Distribution Account pursuant to the terms of this Agreement, in each case prior to making any final distributions pursuant to Section 10.01(d) below. Upon certification to the Trustee by the Terminator of the making of such final deposit, the Trustee shall promptly release to the Terminator the Mortgage Files for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

                  Immediately following the deposit of funds in trust hereunder in respect of all of the Certificates, the Trust Fund shall terminate.

                  SECTION 9.02 Additional Termination Requirements.

                  (a) In the event that the Terminator purchases all the Mortgage Loans and each REO Property or the final payment on or other liquidation of the last Mortgage Loan or REO Property remaining in REMIC I-A, REMIC I-B or REMIC I-C, as applicable, pursuant to Section 9.01, the related Loan Group shall be terminated in accordance with the following additional requirements:

                  (i) The Trustee shall specify the first day in the 90-day liquidation period in a statement attached to each Trust REMIC's final Tax Return pursuant to Treasury regulation Section 1.860F- 1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Terminator;

                  (ii) During such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of REMIC I-A, REMIC I-B or REMIC I-C, as applicable, to the Terminator for cash; and

                  (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the related Residual Certificates all cash on hand in REMIC I-A, REMIC I-B or REMIC I-C, as applicable, (other than cash retained to meet claims), and REMIC I-A, REMIC I-B or REMIC I-C, as applicable, shall terminate at that time.

                  (b) At the expense of the requesting Terminator (or, if REMIC I-A, REMIC I-B or REMIC I-C, as applicable, is being terminated as a result of the occurrence of the event described in clause (ii) of the first paragraph of Section 9.01, at the expense of the related Servicer without the right of reimbursement from the Trust Fund), the Trustee shall prepare or cause to be prepared documentation required, if any, in connection with the adoption of a plan of liquidation of each Trust REMIC pursuant to this Section 9.02.

                  (c) By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for each Trust REMIC, which authorization shall be binding upon all successor Certificateholders.

                                   ARTICLE X

                                REMIC PROVISIONS

                  SECTION 10.01. REMIC Administration.

                  (a) The Trustee shall elect to treat each Trust REMIC as a REMIC under the Code and, if necessary, under applicable state law. Each such election will be made by the Trustee on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of REMIC I-A, the REMIC I-A Regular Interests shall be designated as the Regular Interests in REMIC I-A and the Class R-I Certificates shall be designated as the Residual Interest in REMIC I-A. For the purposes of the REMIC election in respect of REMIC I-B, the REMIC I-B Regular Interests shall be designated as the Regular Interests in REMIC I-B and the Class R-II Certificates shall be designated as the Residual Interest in REMIC I-B. For the purposes of the REMIC election in respect of REMIC I-C, the REMIC I-C Regular Interests shall be designated as the Regular Interests in REMIC I-C and the Class R-III Certificates Interest shall be designated as the Residual Interest in REMIC I-C. For the purposes of the REMIC election in respect of REMIC II, the REMIC II Regular Interests shall be designated as the Regular Interests in REMIC II and the Class R-II Interest shall be designated as the Residual Interest in REMIC II. The Group I Class A Certificates, the Group II Class A Certificates, the Group III Class A Certificates, each of the Mezzanine Certificates, the Class CE Certificates and the Class P Certificates (other than the right to receive amounts, if any, from the Net WAC Rate Carryover Reserve Accounts) shall be designated as the Regular Interests in REMIC III and the Class R-III Interest shall be designated as the Residual Interest in REMIC III. The Trustee shall not permit the creation of any "interests" in any Trust REMIC (within the meaning of Section 860G of the Code) other than the REMIC I-A Regular Interests, the REMIC I-B Regular Interests, the REMIC I-C Regular Interests, the REMIC II Regular Interests and the interests represented by the Certificates.

                  (b) The Closing Date is hereby designated as the "Startup Day" of each Trust REMIC within the meaning of Section 860G(a)(9) of the Code.

                  (c) The Trustee shall be reimbursed for any and all expenses relating to any tax audit of the Trust Fund (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect to any Trust REMIC that involve the Internal Revenue Service or state tax authorities), including the expense of obtaining any tax related Opinion of Counsel required to be obtained hereunder. The Trustee, as agent for each Trust REMIC's tax matters person shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving any Trust REMIC and (ii) represent, after consultation with the Guarantor and upon accommodation of the Guarantor's reasonable requests, the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The holder of the largest Percentage Interest of Class R-I Certificates shall be designated, in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1, as the tax matters person of REMIC I-A created hereunder. The holder of the largest Percentage Interest of Class R-II Certificates shall be designated, in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)- 1, as the tax matters person of REMIC I-B created hereunder. The holder of the largest Percentage Interest of Class R-III Certificates shall be designated, in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1, as the tax matters person of REMIC I-C created hereunder. The holder of the largest Percentage Interest of Class R-X Certificates shall be designated, in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1, as the tax matters person of REMIC II and REMIC III created hereunder. By their acceptance thereof, the holder of the largest Percentage Interest of the Residual Certificates hereby agrees to irrevocably appoint the Trustee or an Affiliate as its agent to perform all of the duties of the tax matters person for the Trust Fund.

                  (d) The Trustee shall prepare, sign and file all of the Tax Returns (including Form 8811, which must be filed within 30 days following the Closing Date) in respect of each Trust REMIC created hereunder. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor.

                  (e) The Trustee shall perform on behalf of each Trust REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide (i) to any Transferor of a Residual Certificate such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each Trust REMIC. The Depositor shall provide or cause to be provided to the Trustee, within ten (10) days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

                  (f) The Trustee shall take such action and shall cause each Trust REMIC created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions. The Trustee shall not take any action or cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any Trust REMIC as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel, addressed to the Trustee, the Guarantor and the Certificate Insurer (at the expense of the party seeking to take such action but in no event at the expense of the Trustee) to the effect that the contemplated action will not, with respect to any Trust REMIC, endanger such status or result in the imposition of such a tax, nor shall either Servicer take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action; provided that each Servicer may conclusively rely on such Opinion of Counsel and shall incur no liability for its action or failure to act in accordance with such Opinion of Counsel. In addition, prior to taking any action with respect to any Trust REMIC or the respective assets of each, or causing any Trust REMIC to take any action, which is not contemplated under the terms of this Agreement, each Servicer will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any Trust REMIC and neither Servicer shall take any such action or cause any Trust REMIC to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur; provided that each Servicer may conclusively rely on such writing and shall incur no liability for its action or failure to act in accordance with such writing. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event shall such cost be an expense of the Trustee. At all times as may be required by the Code, the Trustee will ensure that substantially all of the assets of REMIC I-A, REMIC I-B and REMIC I-C will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code, to the extent such obligations are within the Trustee's control and not otherwise inconsistent with the terms of this Agreement.

                  (g) In the event that any tax is imposed on "prohibited transactions" of any Trust REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of such Trust REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, (ii) to the applicable Servicer pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by such Servicer of any of its obligations under
Article III or this Article X, or (iii) against amounts on deposit in the Distribution Account and shall be paid by withdrawal therefrom.

                  (h) On or before April 15th of each calendar year, commencing April 15, 2005, each Servicer shall deliver to the Guarantor, the Certificate Insurer and each Rating Agency an Officers' Certificate (which may be the Officer's Certificate required by Section 3.20) of the Servicer stating the Servicer's compliance with this Article X.

                  (i) The Trustee shall, for federal income tax purposes, maintain books and records with respect to each Trust REMIC on a calendar year and on an accrual basis.

                  (j) Following the Startup Day, neither Servicer nor the Trustee shall accept any contributions of assets to any Trust REMIC other than in connection with any Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03 unless it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund will not cause the related Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject such Trust

REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (k) Neither the Trustee nor any Servicer shall enter into any arrangement by which any Trust REMIC will receive a fee or other compensation for services nor knowingly permit either REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  SECTION 10.02. Prohibited Transactions and Activities.

                  None of the Depositor, the Servicers or the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of REMIC I-A, REMIC I-B or REMIC I-C,
(iii) the termination of REMIC I-A, REMIC I-B or REMIC I-Cpursuant to Article IX of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement), acquire any assets for any Trust REMIC (other than REO Property acquired in respect of a defaulted Mortgage Loan), sell or dispose of any investments in the related Collection Account or the Distribution Account for gain, or accept any contributions to any Trust REMIC after the Closing Date (other than a Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03), unless it has received an Opinion of Counsel, addressed to the Trustee, the Guarantor and the Certificate Insurer (at the expense of the party seeking to cause such sale, disposition, substitution, acquisition or contribution but in no event at the expense of the Trustee) that such sale, disposition, substitution, acquisition or contribution will not (a) affect adversely the status of any Trust REMIC as a REMIC or (b) cause any Trust REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

                  SECTION 10.03. Servicer and Trustee Indemnification.

                  (a) The Trustee agrees to indemnify the Trust Fund, the Depositor and each Servicer for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor or either Servicer, as a result of a breach of the Trustee's covenants set forth in this Article X.

                  (b) Each Servicer agrees to indemnify the Trust Fund, the Depositor and the Trustee for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of a breach of the applicable Servicer's covenants set forth in Article III or this Article X.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

                  SECTION 11.01. Amendment.

                  This Agreement may be amended from time to time by the Depositor, each Servicer, the Guarantor and the Trustee without the consent of any of the Certificateholders, but only with the prior written consent of the Certificate Insurer, (i) to cure any ambiguity or defect, (ii) to correct, modify or supplement any provisions herein (including to give effect to the expectations of Certificateholders), or (iii) to make any other provisions with respect to matters or questions arising under this Agreement or the Policy which shall not be inconsistent with the provisions of this Agreement, provided that such actions shall not, adversely affect in any material respect the interests of any Certificateholder, as evidenced by either (i) an Opinion of Counsel delivered to the Servicers, the Guarantor, the Certificate Insurer and the Trustee or (ii) confirmation from the Rating Agencies that such amendment will not result in the reduction or withdrawal of the rating of any outstanding Class of Certificates (without regard to the Policy). No amendment shall be deemed to adversely affect in any material respect the interests of any Certificateholder who shall have consented thereto, and no Opinion of Counsel or confirmation from the Rating Agencies shall be required to address the effect of any such amendment on any such consenting Certificateholder.

                  This Agreement may also be amended from time to time by the Depositor, each Servicer, the Guarantor and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights and the Certificate Insurer for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates (as evidenced by either (i) an Opinion of Counsel delivered to the Trustee, the Guarantor and the Certificate Insurer or
(ii) written notice to the Depositor, each Servicer, the Guarantor, the Certificate Insurer and the Trustee from the Rating Agencies that such action will not result in the reduction or withdrawal of the rating of any outstanding Class of Certificates with respect to which it is a Rating Agency) in a manner, other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing at least 66% of the Voting Rights allocated to such Class, or (iii) modify the consents required by the immediately preceding clauses (i) and (ii) without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Depositor or either Servicer or any Affiliate thereof shall be entitled to Voting Rights with respect to matters affecting such Certificates.

                  No amendment shall be deemed to adversely affect in any material respect the interests of any Certificateholder who shall have consented thereto, and no Opinion of Counsel or Rating Agency confirmation shall be required to address the effect of any such amendment on any such consenting Certificateholder.

                  Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment (i) will not result in the imposition of any tax on any Trust REMIC pursuant to the REMIC Provisions or cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding and (ii) is authorized or permitted hereunder.

                  Promptly after the execution of any such amendment the Trustee shall furnish a copy of such amendment to each Certificateholder, the Guarantor and the Certificate Insurer.

                  It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                  The cost of any Opinion of Counsel to be delivered pursuant to this Section 11.01 shall be borne by the Person seeking the related amendment, but in no event shall such Opinion of Counsel be an expense of the Trustee.

                  Notwithstanding the foregoing, any modification of the provisions of Section 5.02(d) shall be made in accordance with the provisions thereof and without the consent of the Certificateholders.

                  The Trustee may, but shall not be obligated to, enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

                  SECTION 11.02. Recordation of Agreement; Counterparts.

                  To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by either Servicer at the expense of the Certificateholders, but only upon direction of the Certificate Insurer or Certificateholders accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificate Insurer or the Certificateholders.
                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  SECTION 11.03. Limitation on Rights of Certificateholders.

                  The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of any of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee and the Certificate Insurer a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 11.04. Governing Law.

                  This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without the conflicts of laws provisions thereof

                  SECTION 11.05. Notices.

                  All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service or delivered in any other manner specified herein, to (a) in the case of the

Depositor, 18400 Von Karman, Suite 1000, Irvine, California 92612, Attention:
Kevin Cloyd (telecopy number: (949) 440-7033), or such other address or telecopy number as may hereafter be furnished to the parties hereto in writing by the Depositor, (b) in the case of Countrywide, 190 Congress Park Drive, Suite 100, Delray Beach, Florida 33445, Attention: Loan Sale Servicing Section, (telecopy:
(561) 330- 2019), or such other address or telecopy number as may hereafter be furnished to the parties hereto in writing by Countrywide, (c) in the case of GMAC, 100 Witmer Road, Horsham, Pennsylvania 19044, Attention: Senior Vice President, Capital Markets, or such other address or telecopy number as may hereafter be furnished to the parties hereto in writing by GMAC, (d) in the case of the Trustee, Deutsche Bank National Trust Company, 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Trust Administration-NC040A (telecopy number: (714) 247-6329), or such other address or telecopy number as may hereafter be furnished to the parties hereto in writing by the Trustee, (e) in the case of Guarantor, Fannie Mae, Special Products Group, Mail Stop 5H-5W-03, 13150 Worldgate Drive, Herndon, Virginia 20170, Attention: Director (telecopy number: (703) 833-1816), or such other addresses or telecopy number as may be furnished to the other parties thereto in writing by the Guarantor and
(f) in the case of the Certificate Insurer, 125 Park Avenue, New York, New York 10017, Attention: Chief Risk Officer, with a copy to General Counsel, or such other address as may be furnished to the parties hereto in writing by the Certificate Insurer. Any notice required or permitted to be given to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder also shall be mailed to the appropriate party in the manner set forth above.

                  SECTION 11.06. Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof or the rights of the Certificate Insurer.

                  SECTION 11.07. Notice to Rating Agencies, the Certificate
                                 Insurer and the Guarantor.

                  The Trustee shall use its best efforts promptly to provide notice to the Rating Agencies, the Guarantor and the Certificate Insurer with respect to each of the following of which it has actual knowledge:

                  1. Any material change or amendment to this Agreement;

                  2. The occurrence of any Servicer Event of Default that has not been cured or waived;

                  3. The resignation or termination of either Servicer or the Trustee;

                  4. The repurchase or substitution of Mortgage Loans pursuant to or as contemplated by Section 2.03;

                  5. The final payment to the Holders of any Class of Certificates;

                  6. Any change in the location of either Collection Account or the Distribution Account; and

                  7. Any event that would result in the inability of the Trustee, as a successor Servicer, to make advances regarding delinquent Mortgage Loans.

                  In addition, the Trustee shall promptly furnish to each Rating Agency, the Guarantor and the Certificate Insurer copies of each report to Certificateholders described in Section 4.02 and each Servicer shall promptly furnish to each Rating Agency, the Guarantor and the Certificate Insurer copies of the following:

                  1. Each annual statement as to compliance described in Section 3.20; and

                  2. Each annual independent public accountants' servicing report described in Section 3.21.

                  Any such notice pursuant to this Section 11.07 shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service to Moody's Investors Service, 99 Church Street, New York, New York 10007 and to Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10007 or such other addresses as the Rating Agencies may designate in writing to the parties hereto.

                  SECTION 11.08. Article and Section References.

                  All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

                  SECTION 11.09. Grant of Security Interest.

                  It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Depositor to the Trustee, be, and be construed as, a sale of the Mortgage Loans by the Depositor and not a pledge of the Mortgage Loans to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Depositor, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor and (b)(1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of New

York; (2) the conveyance provided for in Section 2.01 hereof shall be deemed to be a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Collection Accounts and the Distribution Account, whether in the form of cash, instruments, securities or other property; (3) the obligations secured by such security agreement shall be deemed to be all of the Depositor's obligations under this Agreement, including the obligation to provide to the Certificateholders the benefits of this Agreement relating to the Mortgage Loans and the Trust Fund; and (4) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. Accordingly, the Depositor hereby grants to the Trustee a security interest in the Mortgage Loans and all other property described in clause (2) of the preceding sentence, for the purpose of securing to the Trustee the performance by the Depositor of the obligations described in clause (3) of the preceding sentence. Notwithstanding the foregoing, the parties hereto intend the conveyance pursuant to Section 2.01 to be a true, absolute and unconditional sale of the Mortgage Loans and assets constituting the Trust Fund by the Depositor to the Trustee.

                  SECTION 11.10. Waiver of Jury Trial.

                  EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

                  SECTION 11.11. Rights of the Certificate Insurer.

                  (a) The Certificate Insurer is an express third-party beneficiary of this Agreement.

                  (b) On each Distribution Date the Trustee shall make available to the Certificate Insurer a copy of the reports furnished to the Certificateholders on such Distribution Date.

                  (c) The Trustee or the Depositor, as applicable, shall provide to the Certificate Insurer copies of any report, notice, Opinion of Counsel, Officers' Certificate, request for consent or request for amendment to any document related hereto promptly upon the Trustee's or the Depositor's production or receipt thereof, but only to the extent that such item is required to be delivered to the Certificate Insurer hereunder.

                  (d) Unless a Certificate Insurer Default exists, the Trustee, each Servicer, the Guarantor and the Depositor shall not agree to any amendment to this Agreement without first having obtained the prior written consent of the Certificate Insurer.

                  (e) So long as there does not exist a failure by the Certificate Insurer to make a required payment under the Policy, the Certificate Insurer shall have the right to exercise all rights of the Holders of the Insured Certificates under this Agreement without any consent of such Holders, and such Holders may exercise such rights only with the prior written consent of the Certificate Insurer, except as provided herein.

                  (f) The Certificate Insurer shall not be entitled to exercise any of its rights hereunder so long as there exists a failure by the Certificate Insurer to make a required payment under the Policy.

                  IN WITNESS WHEREOF, the Depositor, each Servicer, the Guarantor and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

                                      NEW CENTURY MORTGAGE SECURITIES INC.,
                                        as Depositor

                                      By: /s/ Patrick Flanagan
                                          ----------------------------------
                                      Name:   Patrick Flanagan
                                      Title:  President

                                      COUNTRYWIDE HOME LOANS SERVICING LP,
                                        as a Servicer

                                      By: /s/ Michael Schloessmann
                                          ----------------------------------
                                      Name:   Michael Schloessmann
                                      Title:  Senior Vice President

                                      GMAC MORTGAGE CORPORATION
                                        as a Servicer

                                      By: /s/ William Petersohn
                                         ----------------------------------
                                      Name:   William Petersohn
                                      Title:  VP - Bulk Acquisitions

                                      DEUTSCHE BANK NATIONAL TRUST
                                      COMPANY,
                                        as Trustee

                                      By: /s/ Eiko Akiyama
                                         ----------------------------------
                                      Name:   Eiko Akiyama
                                      Title:  Associate

                                      By: /s/ Barbara Campbell
                                         ----------------------------------
                                      Name:   Barbara Campbell
                                      Title:  Asst. Vice President

                                      FEDERAL NATIONAL MORTGAGE
                                      ASSOCIATION,
                                        as Guarantor (with respect to the Class
                                      A-I-A Certificates)

                                      By: /s/  Andrew McCormick
                                         ----------------------------------
                                      Name:    Andrew McCormick
                                      Title:   SVP- Portfolio Transactions

STATE OF ______________)
                       ) ss.:
COUNTY OF ____________ )

                  On the th day of July 2004, before me, a notary public in and for said State, personally appeared ________________, known to me to be a ___________________ of New Century Mortgage Securities Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                        ____________________
                                                            Notary Public


[Notarial Seal]

STATE OF ______________)
                       ) ss.:
COUNTY OF ____________ )

                  On the ____ day of July 2004, before me, a notary public in and for said State, personally appeared _____________________, known to me to be __________________ of Countrywide Home Loans Servicing, LP, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                        ____________________
                                                            Notary Public



[Notarial Seal]

STATE OF ______________)
                       ) ss.:
COUNTY OF ____________ )

                  On the ____ day of July 2004, before me, a notary public in and for said State, personally appeared _____________________, known to me to be __________________ of GMAC Mortgage Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                        ____________________
                                                            Notary Public



[Notarial Seal]

STATE OF ______________)
                       ) ss.:
COUNTY OF ____________ )

                  On the ____ day of July 2004, before me, a notary public in and for said State, personally appeared _______________, known to me to be a ______________ of Deutsche Bank National Trust Company, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                        ____________________
                                                            Notary Public


[Notarial Seal]

STATE OF ______________)
                       ) ss.:
COUNTY OF ____________ )

                  On the ____ day of July 2004, before me, a notary public in and for said State, personally appeared _____________________, known to me to be __________________ of Federal National Mortgage Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                        ____________________
                                                            Notary Public



[Notarial Seal]

                                   EXHIBIT A-1
                                   -----------

                         FORM OF CLASS A-I-1 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").


Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class A-I-1 Certificates as of the Issue Date:
Pass-Through Rate: Variable                        $161,966,000.00

Cut-off Date and date of Pooling and Servicing     Denomination: $161,966,000.00
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                           GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004

                                                   CUSIP: 64352V HE 4


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.





                                      A-1-1

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that Cede & Co is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-I-1 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-I-1 Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-I-1 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.



                                      A-1-2

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the


                                      A-1-3

Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                      A-1-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August  __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Signatory





                                      A-1-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed





                                      A-1-6

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________ for the account of _______________________________, account number ____________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by ___________________________________________, the assignee named above, or ________________________________________, as its agent.













                                      A-1-7

                                   EXHIBIT A-2
                                   -----------

                         FORM OF CLASS A-I-2 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").


Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class A-I-2 Certificates as of the Issue Date:
Pass-Through Rate: 3.930%                          $50,274,000.00

Cut-off Date and date of Pooling and Servicing     Denomination: $50,274,000.00
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004

                                                   CUSIP: 64352V HF 1


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.





                                      A-2-1

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that Cede & Co is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-I-2 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-I-2 Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-I-2 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.



                                      A-2-2

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the


                                      A-2-3

Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                      A-2-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August  __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Signatory





                                      A-2-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed






                                      A-2-6

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________ for the account of _______________________________, account number ____________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by ___________________________________________, the assignee named above, or ________________________________________, as its agent.













                                      A-2-7

                                   EXHIBIT A-3
                                   -----------

                         FORM OF CLASS A-I-3 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class A-I-3 Certificates as of the Issue Date:
Pass-Through Rate: 4.420% per annum                $97,679,000.00

Cut-off Date and date of Pooling and Servicing     Denomination: $97,679,000.00
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004

                                                   CUSIP: 64352V HG 9


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.





                                      A-3-1

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that Cede & Co is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-I-3 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-I-3 Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-I-3 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.



                                      A-3-2

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the


                                      A-3-3

Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                      A-3-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August  __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Signatory





                                      A-3-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed





                                      A-3-6

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________ for the account of _______________________________, account number ____________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by ___________________________________________, the assignee named above, or ________________________________________, as its agent.






                                      A-3-7

                                   EXHIBIT A-4
                                   -----------

                         FORM OF CLASS A-I-4 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class A-I-4 Certificates as of the Issue Date:
Pass-Through Rate: 4.800%                          $38,048,000.00

Cut-off Date and date of Pooling and Servicing     Denomination: $38,048,000.00
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004

                                                   CUSIP: 64352V HH 7


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.





                                      A-4-1

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that Cede & Co is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-I-4 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-I-4 Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-I-4 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.



                                      A-4-2

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the


                                      A-4-3

Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                      A-4-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August  __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Signatory





                                      A-4-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed






                                      A-4-6

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________ for the account of _______________________________, account number ____________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by ___________________________________________, the assignee named above, or ________________________________________, as its agent.






                                      A-1-7

                                   EXHIBIT A-5
                                   -----------

                         FORM OF CLASS A-I-5 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class A-I-5 Certificates as of the Issue Date:
Pass-Through Rate: 5.170%                          $54,747,000.00

Cut-off Date and date of Pooling and Servicing     Denomination: $54,747,000.00
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004

                                                   CUSIP: 64352V HJ 3


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.





                                      A-5-1

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that Cede & Co is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-I-5 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-I-5 Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-I-5 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.



                                      A-5-2

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the


                                      A-5-3

Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                      A-5-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August  __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Signatory





                                      A-5-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed





                                      A-5-6

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________ for the account of _______________________________, account number ____________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by ___________________________________________, the assignee named above, or ________________________________________, as its agent.






                                      A-1-7

                                   EXHIBIT A-6
                                   -----------

                         FORM OF CLASS A-I-6 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class A-I-6 Certificates as of the Issue Date:
Pass-Through Rate: 5.640%                          $50,372,000.00

Cut-off Date and date of Pooling and Servicing     Denomination: $50,372,000.00
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004

                                                   CUSIP: 64352V HK 0


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.





                                      A-6-1

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that Cede & Co is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-I-6 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-I-6 Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-I-6 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.



                                      A-6-2

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the


                                      A-6-3

Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                      A-6-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August  __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Signatory





                                      A-6-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed





                                      A-6-6

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________ for the account of _______________________________, account number ____________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by ___________________________________________, the assignee named above, or ________________________________________, as its agent.






                                      A-1-7

                                   EXHIBIT A-7
                                   -----------

                         FORM OF CLASS A-I-7 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 AS AMENDED (THE "CODE").

Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class A-I-7 Certificates as of the Issue Date:
Pass-Through Rate: 5.650%                          $36,901,000.00

Cut-off Date and date of Pooling and Servicing     Denomination: $36,901,000.00
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004

                                                   CUSIP: 64352V HL 8


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.





                                      A-7-1

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that Cede & Co is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-I-7 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-I-7 Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-I-7 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.



                                      A-7-2

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the


                                      A-7-3

Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                      A-7-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August  __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Signatory





                                      A-7-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed





                                      A-7-6

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________ for the account of _______________________________, account number ____________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by ___________________________________________, the assignee named above, or ________________________________________, as its agent.











                                      A-1-7

                                   EXHIBIT A-8
                                   -----------

                         FORM OF CLASS A-I-8 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class A-I-8 Certificates as of the Issue Date:
Pass-Through Rate: 5.650%                          $73,135,000.00

Cut-off Date and date of Pooling and Servicing     Denomination: $73,135,000.00
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004

                                                   CUSIP: 64352V HM 6


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.





                                      A-8-1

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that Cede & Co is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-I-8 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-I-8 Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-I-8 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.



                                      A-8-2

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the


                                      A-8-3

Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                      A-8-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August  __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Signatory





                                      A-8-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed





                                      A-8-6

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________ for the account of _______________________________, account number ____________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by ___________________________________________, the assignee named above, or ________________________________________, as its agent.













                                      A-8-7

                                   EXHIBIT A-9
                                   -----------

                         FORM OF CLASS A-I-9 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class A-I-9 Certificates as of the Issue Date:
Pass-Through Rate: 5.450%                          $62,569,000.00

Cut-off Date and date of Pooling and Servicing     Denomination: $62,569,000.00
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004

                                                   CUSIP: 64352V HN 4


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.





                                      A-9-1

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that Cede & Co is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-I-9 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-I-9 Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-I-9 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.



                                      A-9-2

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the


                                      A-9-3

Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                      A-9-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August  __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Signatory





                                      A-9-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed





                                      A-9-6

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________ for the account of _______________________________, account number ____________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by ___________________________________________, the assignee named above, or ________________________________________, as its agent.














                                      A-1-7

                                  EXHIBIT A-10
                                  ------------

                        FORM OF CLASS A-II-1 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class A-II-1 Certificates as of the Issue Date:
Pass-Through Rate: Variable                        $105,759,000.00

Cut-off Date and date of Pooling and Servicing     Denomination: $105,759,000.00
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004

                                                   CUSIP: 64352V GN 5


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.





                                     A-10-1

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that Cede & Co is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-II-1 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-II- 1Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-II-1 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.



                                     A-10-2

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the


                                     A-10-3

Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                     A-10-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August  __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Signatory





                                     A-10-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed






                                     A-10-6

                                  EXHIBIT A-11
                                  ------------

                        FORM OF CLASS A-II-2 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class A-II-2 Certificates as of the Issue Date:
Pass-Through Rate: 3.930% per annum                $32,918,000.00

Cut-off Date and date of Pooling and Servicing     Denomination: $32,918,000.00
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004

                                                   CUSIP: 64352V GP 0


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.





                                     A-11-1

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that Cede & Co is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-II-2 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-II- 2 Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-II-2 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.



                                     A-11-2

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the


                                     A-11-3

Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                     A-11-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August  __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Signatory





                                     A-11-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed




                                     A-11-6

                                  EXHIBIT A-12
                                  ------------

                        FORM OF CLASS A-II-3 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class A-II-3 Certificates as of the Issue Date:
Pass-Through Rate: 4.450% per annum                $63,881,000.00

Cut-off Date and date of Pooling and Servicing     Denomination: $63,881,000.00
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004

                                                   CUSIP: 64352V GQ 8


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.





                                     A-12-1

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that Cede & Co is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-II-3 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-II- 3 Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-II-3 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.



                                     A-12-2

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the


                                     A-12-3

Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                     A-12-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August  __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Signatory





                                     A-12-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed






                                     A-12-6

                                  EXHIBIT A-13
                                  ------------

                        FORM OF CLASS A-II-4 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").


Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class A-II-4 Certificates as of the Issue Date:
Pass-Through Rate: 4.860% per annum                $25,302,000.00

Cut-off Date and date of Pooling and Servicing     Denomination: $25,302,000.00
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004

                                                   CUSIP: 64352V GR 6


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.






                                     A-13-1

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that Cede & Co is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-II-4 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-II- 4Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-II-4 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.



                                     A-13-2

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the


                                     A-13-3

Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.





                                     A-13-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August  __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Signatory






                                     A-13-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed



                                     A-13-6

                                  EXHIBIT A-14
                                  ------------

                        FORM OF CLASS A-II-5 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").


Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class A-II-5 Certificates as of the Issue Date:
Pass-Through Rate: 5.250% per annum                $43,020,000.00

Cut-off Date and date of Pooling and Servicing     Denomination: $43,020,000.00
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004

                                                   CUSIP: 64352V GS 4


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.






                                     A-14-1

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that Cede & Co is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-II-4 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-II- 4Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-II-1 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.



                                     A-14-2

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the


                                     A-14-3

Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.





                                     A-14-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August  __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Signatory






                                     A-14-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed



                                     A-14-6

                                  EXHIBIT A-15
                                  ------------

                        FORM OF CLASS A-II-6 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").


Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class A-II-6 Certificates as of the Issue Date:
Pass-Through Rate: 5.650% per annum                $44,977,000.00

Cut-off Date and date of Pooling and Servicing     Denomination: $44,977,000.00
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004

                                                   CUSIP: 64352V GT 2


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.






                                     A-15-1

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that Cede & Co is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-II-6 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-II- 6Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-II-6 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.



                                     A-15-2

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the


                                     A-15-3

Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.





                                     A-15-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August  __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Signatory






                                     A-15-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed



                                     A-15-6

                                  EXHIBIT A-16
                                  ------------

                        FORM OF CLASS A-II-7 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").


Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class A-II-7 Certificates as of the Issue Date:
Pass-Through Rate: 5.650% per annum                $30,825,000.00

Cut-off Date and date of Pooling and Servicing     Denomination: $30,825,000.00
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004

                                                   CUSIP: 64352V GU 9


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.






                                     A-16-1

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that Cede & Co is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-II-7 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-II- 7 Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-II-7 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.



                                     A-16-2

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the


                                     A-16-3

Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.





                                     A-16-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August  __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Signatory






                                     A-16-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed







                                     A-16-6

                                  EXHIBIT A-17
                                  ------------

                        FORM OF CLASS A-II-8 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").


Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class A-II-8 Certificates as of the Issue Date:
Pass-Through Rate: 5.650% per annum                $60,496,000.00

Cut-off Date and date of Pooling and Servicing     Denomination: $60,496,000.00
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004

                                                   CUSIP: 64352V GV 7


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.






                                     A-17-1

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that Cede & Co is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-II-8 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-II- 8 Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-II-8 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) One-Month LIBOR plus 0.170%, in the case of each Distribution Date and (ii) the Net WAC Pass-Through Rate for such Distribution Date.



                                     A-17-2

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but


                                     A-17-3
does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.





                                     A-17-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August  __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Signatory






                                     A-17-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed







                                     A-17-6

                                     A-17-7

                                  EXHIBIT A-18
                                  ------------

                        FORM OF CLASS A-II-9 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").


Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class A-II-9 Certificates as of the Issue Date:
Pass-Through Rate: 5.470%  per annum               $45,242,000.00

Cut-off Date and date of Pooling and Servicing     Denomination: $45,242,000.00
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004

                                                   CUSIP: 64352V GW 5


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.






                                     A-18-1

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that Cede & Co is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-II-9 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-II- 9 Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-II-9 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.



                                     A-18-2

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the


                                     A-18-3

Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.





                                     A-18-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August  __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Signatory






                                     A-18-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed



                                     A-18-6

                                  EXHIBIT A-19
                                  ------------

                        FORM OF CLASS A-III-A CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").


Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class A-III-A Certificates as of the Issue Date:
Pass-Through Rate: Variable                        $194,330,000.00

Cut-off Date and date of Pooling and Servicing     Denomination: $194,330,000.00
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004

                                                   CUSIP: 64352V GZ 8


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.






                                     A-19-1

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that Cede & Co is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-III- A Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-III-ACertificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-III-A Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.



                                     A-19-2

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the


                                     A-19-3

Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.





                                     A-19-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August  __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Signatory






                                     A-19-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed



                                     A-19-6

                                  EXHIBIT A-20
                                  ------------

                       FORM OF CLASS A-III-B1 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").


Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class A-III-B1 Certificates as of the Issue Date:
Pass-Through Rate: Variable                        $173,427,000.00

Cut-off Date and date of Pooling and Servicing     Denomination: $173,427,000.00
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004

                                                   CUSIP: 64352V HA 2


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.






                                     A-20-1

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that Cede & Co is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-III- B1 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-III-B1Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-III-B1 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.



                                     A-20-2

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the


                                     A-20-3

Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.





                                     A-20-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August  __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Signatory






                                     A-20-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed



                                     A-20-6

                                  EXHIBIT A-21
                                  ------------

                       FORM OF CLASS A-III-B2 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").


Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class A-III-B2 Certificates as of the Issue Date:
Pass-Through Rate: Variable                        $84,078,000.00

Cut-off Date and date of Pooling and Servicing     Denomination: $84,078,000.00
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004

                                                   CUSIP: 64352V HB 0


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.






                                     A-21-1

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that Cede & Co is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-III- B2 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-III-B2Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-III-B2 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) the related Formula Rate for such Distribution Date and (ii) the related Net WAC Pass-Through Rate for such Distribution Date.



                                     A-21-2

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the


                                     A-21-3

Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.





                                     A-21-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August  __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                                     as Trustee

                                            By:_________________________________
                                                     Authorized Signatory






                                     A-21-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed



                                     A-21-5

                                  EXHIBIT A-22
                                  ------------

                         FORM OF CLASS M-I-1 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

         THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES OF THE RELATED GROUP TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class M-I-1 Certificates as of the Issue Date:
Pass-Through Rate: 5.650% per annum                $65,479,000.00

Cut-off Date and date of Pooling and Servicing     Denomination: $65,479,000.00
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004

                                                   CUSIP: 64352V GK 1

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

         EACH BENEFICIAL OWNER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THIS CERTIFICATE OR INTEREST THEREIN, THAT EITHER (I) IT IS NOT A PLAN OR INVESTING WITH "PLAN ASSETS", (II) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON PROHIBITED TRANSACTION EXEMPTION 2002-41 AS AMENDED ("EXEMPTION"), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE EXEMPTION, INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN "BBB-" (OR ITS EQUIVALENT) BY FITCH, S&P OR MOODY'S, AND THE CERTIFICATE IS SO RATED OR (III) (1) IT IS AN INSURANCE COMPANY, (2) THE SOURCE OF FUNDS USED TO ACQUIRE OR HOLD THE CERTIFICATE OR INTEREST THEREIN IS AN "INSURANCE COMPANY


                                     A-22-1

         GENERAL ACCOUNT," AS SUCH TERM IS DEFINED IN PROHIBITED
         TRANSACTION CLASS EXEMPTION ("PTCE") 95-60, AND (3) THE
         CONDITIONS IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN
         SATISFIED. ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that Cede & Co is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class M-I-1 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class M-I- 1 Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-I-1 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the


                                     A-22-2
denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  Each beneficial owner of this Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of this Certificate or interest therein, that either (i) it is not a Plan or investing with "Plan Assets", (ii) it has acquired and is holding such Certificate in reliance on the Exemption, and that it understands that there are certain conditions to the availability of the Exemption, including that the Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Fitch, S&P or Moody's, and the certificate is so rated or
(iii) (1) it is an insurance company, (2) the source of funds used to acquire or hold the certificate or interest therein is an "insurance company general account," as such term is defined in Prohibited Transaction Class Exemption ("PTCE") 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all


                                     A-22-3
purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                     A-22-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:_________________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.



                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:_________________________________
                                                     Authorized Signatory





                                     A-22-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed






                                     A-22-6

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________ for the account of _______________________________, account number ____________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by ___________________________________________, the assignee named above, or ________________________________________, as its agent.


















                                     A-22-7

                                  EXHIBIT A-23
                                  ------------

                         FORM OF CLASS M-I-2 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 AS AMENDED (THE "CODE").

         THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES OF THE RELATED GROUP TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class M-I-2 Certificates as of the Issue Date:
Pass-Through Rate: 5.650% per annum                $7,275,000.00

Cut-off Date and date of Pooling and Servicing     Denomination: $7,275,000.00
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004

                                                   CUSIP: 64352V GL 9

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

         EACH BENEFICIAL OWNER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THIS CERTIFICATE OR INTEREST THEREIN, THAT EITHER (I) IT IS NOT A PLAN OR INVESTING WITH "PLAN ASSETS", (II) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON PROHIBITED TRANSACTION EXEMPTION 2002-41 AS AMENDED ("EXEMPTION"), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE EXEMPTION, INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN "BBB-" (OR ITS EQUIVALENT) BY FITCH, S&P OR MOODY'S, AND THE CERTIFICATE IS SO RATED OR (III) (1) IT IS AN INSURANCE COMPANY, (2) THE SOURCE OF FUNDS USED TO ACQUIRE OR HOLD THE CERTIFICATE OR INTEREST THEREIN IS AN "INSURANCE COMPANY GENERAL ACCOUNT," AS SUCH TERM IS DEFINED IN PROHIBITED


                                     A-23-1

         TRANSACTION CLASS EXEMPTION ("PTCE") 95-60, AND (3) THE
         CONDITIONS IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN
         SATISFIED.

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that Cede & Co is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class M-I-2 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class M-I- 2 Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement),the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-I-2 Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the


                                     A-23-2
denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  Each beneficial owner of this Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of this Certificate or interest therein, that either (i) it is not a Plan or investing with "Plan Assets", (ii) it has acquired and is holding such Certificate in reliance on the Exemption, and that it understands that there are certain conditions to the availability of the Exemption, including that the Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Fitch, S&P or Moody's, and the certificate is so rated or
(iii) (1) it is an insurance company, (2) the source of funds used to acquire or hold the certificate or interest therein is an "insurance company general account," as such term is defined in Prohibited Transaction Class Exemption ("PTCE") 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all


                                     A-23-3
purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                     A-23-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:_________________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.



                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:_________________________________
                                                     Authorized Signatory





                                     A-23-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed






                                     A-23-6

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________ for the account of _______________________________, account number ____________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by ___________________________________________, the assignee named above, or ________________________________________, as its agent.



















                                     A-23-7

                                  EXHIBIT A-24
                                  ------------

                         FORM OF CLASS M-II CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 AS AMENDED (THE "CODE").

         THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES OF THE RELATED GROUP TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class M-II Certificates as of the Issue Date:
Pass-Through Rate: 5.650% per annum                $4,763,000.00

Cut-off Date and date of Pooling and Servicing     Denomination: $4,763,000.00
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004

                                                   CUSIP: 64352V GX 3

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

         EACH BENEFICIAL OWNER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THIS CERTIFICATE OR INTEREST THEREIN, THAT EITHER (I) IT IS NOT A PLAN OR INVESTING WITH "PLAN ASSETS", (II) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON PROHIBITED TRANSACTION EXEMPTION 2002-41 AS AMENDED ("EXEMPTION"), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE EXEMPTION, INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN "BBB-" (OR ITS EQUIVALENT) BY FITCH, S&P OR MOODY'S, AND THE CERTIFICATE IS SO RATED OR (III) (1) IT IS AN INSURANCE COMPANY, (2) THE SOURCE OF FUNDS USED TO ACQUIRE OR HOLD THE CERTIFICATE OR INTEREST THEREIN IS AN "INSURANCE COMPANY


                                     A-24-1

         GENERAL ACCOUNT," AS SUCH TERM IS DEFINED IN PROHIBITED
         TRANSACTION CLASS EXEMPTION ("PTCE") 95-60, AND (3) THE
         CONDITIONS IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN
         SATISFIED.

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that Cede & Co is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class M-II Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class M-II Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement),the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-II Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and


                                     A-24-2
representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  Each beneficial owner of this Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of this Certificate or interest therein, that either (i) it is not a Plan or investing with "Plan Assets", (ii) it has acquired and is holding such Certificate in reliance on the Exemption, and that it understands that there are certain conditions to the availability of the Exemption, including that the Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Fitch, S&P or Moody's, and the certificate is so rated or
(iii) (1) it is an insurance company, (2) the source of funds used to acquire or hold the certificate or interest therein is an "insurance company general account," as such term is defined in Prohibited Transaction Class Exemption ("PTCE") 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all


                                     A-24-3
purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                     A-24-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:_________________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.



                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:_________________________________
                                                     Authorized Signatory





                                     A-24-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed






                                     A-24-6

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________ for the account of _______________________________, account number ____________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by ___________________________________________, the assignee named above, or ________________________________________, as its agent.



















                                     A-24-7

                                  EXHIBIT A-25
                                  ------------

                         FORM OF CLASS M-III CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 AS AMENDED (THE "CODE").

         THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES OF THE RELATED GROUP TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class M-III Certificates as of the Issue Date:
Pass-Through Rate: Variable                        $9,512,000.00

Cut-off Date and date of Pooling and Servicing     Denomination: $9,512,000.00
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004

                                                   CUSIP: 64352V HC 8

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

         EACH BENEFICIAL OWNER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE REPRESENTED, BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THIS CERTIFICATE OR INTEREST THEREIN, THAT EITHER (I) IT IS NOT A PLAN OR INVESTING WITH "PLAN ASSETS", (II) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON PROHIBITED TRANSACTION EXEMPTION 2002-41 AS AMENDED ("EXEMPTION"), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE EXEMPTION, INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN "BBB-" (OR ITS EQUIVALENT) BY FITCH, S&P OR MOODY'S, AND THE CERTIFICATE IS SO RATED OR (III) (1) IT IS AN INSURANCE COMPANY, (2) THE SOURCE OF FUNDS USED TO ACQUIRE OR HOLD THE CERTIFICATE OR INTEREST THEREIN IS AN "INSURANCE COMPANY


                                     A-25-1

         GENERAL ACCOUNT," AS SUCH TERM IS DEFINED IN PROHIBITED
         TRANSACTION CLASS EXEMPTION ("PTCE") 95-60, AND (3) THE
         CONDITIONS IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN
         SATISFIED.

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that Cede & Co is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class M-I- III Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class M-III Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement),the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-III Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and


                                     A-25-2
representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  Each beneficial owner of this Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of this Certificate or interest therein, that either (i) it is not a Plan or investing with "Plan Assets", (ii) it has acquired and is holding such Certificate in reliance on the Exemption, and that it understands that there are certain conditions to the availability of the Exemption, including that the Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Fitch, S&P or Moody's, and the certificate is so rated or
(iii) (1) it is an insurance company, (2) the source of funds used to acquire or hold the certificate or interest therein is an "insurance company general account," as such term is defined in Prohibited Transaction Class Exemption ("PTCE") 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all


                                     A-25-3
purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                     A-25-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:_________________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.



                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:_________________________________
                                                     Authorized Signatory





                                     A-25-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed






                                     A-25-6

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________ for the account of _______________________________, account number ____________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by ___________________________________________, the assignee named above, or ________________________________________, as its agent.





















                                     A-25-7

                                  EXHIBIT A-26
                                  ------------

                          FORM OF CLASS B-I CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

         THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES AND THE CLASS M CERTIFICATES OF THE RELATED GROUP TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class B-I Certificates as of the Issue Date:
Pass-Through Rate: 5.650% per annum                $7,276,000

Cut-off Date and date of Pooling and Servicing     Denomination: $7,276,000.00
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004

                                                   CUSIP: 64352V GM 7

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.




                                     A-26-1

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that Cede & Co is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class B-I Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class B-I Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement),the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B-I Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the


                                     A-26-2
denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the


                                     A-26-3

Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                     A-26-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:_________________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.



                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:_________________________________
                                                     Authorized Signatory





                                     A-26-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed






                                     A-26-6

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________ for the account of _______________________________, account number ____________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by ___________________________________________, the assignee named above, or ________________________________________, as its agent.





















                                     A-26-7

                                  EXHIBIT A-27
                                  ------------

                         FORM OF CLASS B-II CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 AS AMENDED (THE "CODE").

         THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES AND THE CLASS M CERTIFICATES OF THE RELATED GROUP TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class B-II Certificates as of the Issue Date:
Pass-Through Rate: 5.650% per annum                $4,762,000.00

Cut-off Date and date of Pooling and Servicing     Denomination: $4,762,000.00
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004

                                                   CUSIP: 64352V GY 1

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.




                                     A-27-1

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that Cede & Co is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class B-II Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class B-II Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement),the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B-II Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.



                                     A-27-2

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of


                                     A-27-3
purchase being less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                     A-27-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:_________________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.



                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:_________________________________
                                                     Authorized Signatory





                                     A-27-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed






                                     A-27-6

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________ for the account of _______________________________, account number ____________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by ___________________________________________, the assignee named above, or ________________________________________, as its agent.



















                                     A-27-7

                                  EXHIBIT A-28
                                  ------------

                         FORM OF CLASS B-III CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 AS AMENDED (THE "CODE").

         THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES AND THE CLASS M CERTIFICATES OF THE RELATED GROUP TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class B-III Certificates as of the Issue Date:
Pass-Through Rate: Variable                        $7,134,000.00

Cut-off Date and date of Pooling and Servicing     Denomination: $7,134,000.00
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004

                                                   CUSIP: 64352V HD 6

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.




                                     A-28-1

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that Cede & Co is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class B-III Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class B-III Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement),the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B-III Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the


                                     A-28-2
denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the


                                     A-28-3

Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                     A-28-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:_________________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.



                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:_________________________________
                                                     Authorized Signatory





                                     A-28-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed






                                     A-28-6

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________ for the account of _______________________________, account number ____________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by ___________________________________________, the assignee named above, or ________________________________________, as its agent.




















                                     A-28-7

                                  EXHIBIT A-29
                                  ------------

                         FORM OF CLASS CE-I CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 AS AMENDED (THE "CODE").

         THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, THE MEZZANINE CERTIFICATES AND THE CLASS B CERTIFICATES OF THE RELATED GROUP TO THE EXTENT DESCRIBED IN THE POOLING AND
         SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class CE-I Certificates as of the Issue Date:
Pass-Through Rate: Variable                        $21,827,003.28

Cut-off Date and date of Pooling and Servicing     Denomination: $21,827,003.28
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE


                                     A-29-1

         HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.


                                     A-29-2

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that NC Capital Corporation is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class CE-I Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class CE-I Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class CE-I Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.


                                     A-29-3

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Servicers in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Depositor nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor and the Servicers against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate to a Plan subject to ERISA or
Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.



                                     A-29-4

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



                                     A-29-5

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:______________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.



                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:______________________________
                                                     Authorized Signatory





                                     A-29-6

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed







                                     A-29-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________ for the account of _______________________________, account number ____________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by ___________________________________________, the assignee named above, or ________________________________________, as its agent.























                                     A-29-8

                                  EXHIBIT A-30
                                  ------------

                         FORM OF CLASS CE-II CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

         THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, THE MEZZANINE CERTIFICATES AND THE CLASS B CERTIFICATES OF THE RELATED GROUP TO THE EXTENT DESCRIBED IN THE POOLING AND
         SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class CE-II Certificates as of the Issue Date:
Pass-Through Rate: Variable                        $14,287,074.02

Cut-off Date and date of Pooling and Servicing     Denomination: $14,287,074.02
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004



         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE


                                     A-30-1

         HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.


                                     A-30-2

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that NC Capital Corporation is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class CE-II Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class CE-II Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class CE-II Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.


                                     A-30-3

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Servicers in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Depositor nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor and the Servicers against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate to a Plan subject to ERISA or
Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.



                                     A-30-4

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



                                     A-30-5

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:______________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.



                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:______________________________
                                                     Authorized Signatory





                                     A-30-6

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed






                                     A-30-7

                                     A-30-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________ for the account of _______________________________, account number ____________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by ___________________________________________, the assignee named above, or ________________________________________, as its agent.






















                                     A-30-9

                                  EXHIBIT A-31
                                  ------------

                        FORM OF CLASS CE-III CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

         THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, THE MEZZANINE CERTIFICATES AND THE CLASS B CERTIFICATES OF THE RELATED GROUP TO THE EXTENT DESCRIBED IN THE POOLING AND
         SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class CE-III Certificates as of the Issue Date:
Pass-Through Rate: Variable                        $7,135,259.13

Cut-off Date and date of Pooling and Servicing     Denomination: $7,135,259.13
Agreement: July 1, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
First Distribution Date: August 25, 2004                            GMAC Mortgage Corporation

No. 1                                              Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE


                                     A-31-1

         HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.




















                                     A-31-2

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that NC Capital Corporation is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class CE-III Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class CE-III Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class CE-III Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.


                                     A-31-3

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Servicers in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Depositor nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor and the Servicers against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate to a Plan subject to ERISA or
Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.



                                     A-31-4

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



                                     A-31-5

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:______________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.



                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:______________________________
                                                     Authorized Signatory





                                     A-31-6

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed







                                     A-31-7

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________ for the account of _______________________________, account number ____________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by ___________________________________________, the assignee named above, or ________________________________________, as its agent.














                                     A-31-8

                                  EXHIBIT A-32
                                  ------------

                          FORM OF CLASS P-I CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 AS AMENDED (THE "CODE").

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class P-I Certificates as of the Issue Date:
Cut-off Date and date of Pooling and Servicing     $100.00
Agreement: July 1, 2004
                                                   Denomination: $100.00
First Distribution Date: August 25, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
No. 1 GMAC Mortgage Corporation

                                                   Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004


         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.


                                     A-32-1

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that NC Capital Corporation is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class P-I Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class P-I Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor" with respect to the Group I Class A Certificate) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class P-I Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.


                                     A-32-2

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Servicers in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Depositor nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor and the Servicers against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate to a Plan subject to ERISA or
Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.



                                     A-32-3

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



                                     A-32-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:______________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.



                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:______________________________
                                                     Authorized Signatory





                                     A-32-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed





                                     A-32-6

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________ for the account of _______________________________, account number ____________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by ___________________________________________, the assignee named above, or ________________________________________, as its agent.














                                     A-32-7

                                  EXHIBIT A-33
                                  ------------

                         FORM OF CLASS P-II CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 AS AMENDED (THE "CODE").

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Series 2004-A                                        Aggregate Certificate Principal Balance of the
                                                     Class P-II Certificates as of the Issue Date:
Cut-off Date and date of and Servicing Agreement:    $100.00
July 1, 2004
                                                     Denomination: $100.00
First Distribution Date: August 25, 2004
                                                     Servicers: Countrywide Home Loans Servicing LP
No. 1 GMAC Mortgage Corporation

                                                     Trustee: Deutsche Bank National Trust Company

                                                     Issue Date: August 4, 2004



         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.


                                     A-33-1

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that NC Capital Corporation is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class P-II Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class P-II Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class P-II Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.


                                     A-33-2

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Servicers in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Depositor nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor and the Servicers against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate to a Plan subject to ERISA or
Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.



                                     A-33-3

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



                                     A-33-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:______________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.



                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:______________________________
                                                     Authorized Signatory





                                     A-33-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed







                                     A-33-6

                                     A-33-7

                                  EXHIBIT A-34
                                  ------------

                         FORM OF CLASS P-III CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 AS AMENDED (THE "CODE").

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Series 2004-A                                      Aggregate Certificate Principal Balance of the
                                                   Class P-III Certificates as of the Issue Date:
Cut-off Date and date of Pooling and Servicing     $100.00
Agreement: July 1, 2004
                                                   Denomination: $100.00
First Distribution Date: August 25, 2004
                                                   Servicers: Countrywide Home Loans Servicing LP
No. 1 GMAC Mortgage Corporation

                                                   Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004



         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.


                                     A-34-1

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that NC Capital Corporation is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class P-III Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class P-III Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class P-III Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.


                                     A-34-2

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicers, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Servicers in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Depositor nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor and the Servicers against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate to a Plan subject to ERISA or
Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.



                                     A-34-3

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor, the Servicers, the Trustee and any agent of the Depositor, the Servicers or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.



                                     A-34-4

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:______________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.



                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:______________________________
                                                     Authorized Signatory





                                     A-34-5

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed





                                     A-34-6

                                  EXHIBIT A-35
                                  ------------

                          FORM OF CLASS R-I CERTIFICATE

         THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES
         PERSON.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 AS AMENDED (THE "CODE").

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTION
         5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (I) AN AFFIDAVIT TO THE TRUSTEE THAT (A) SUCH TRANSFEREE IS NOT (1) THE UNITED STATES OR ANY POSSESSION THEREOF, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (2) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) THAT IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (3) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (1), (2) OR (3) SHALL HEREINAFTER BE REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (4) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (B) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (II) SUCH TRANSFEREE SATISFIES CERTAIN


                                     A-34-7

         ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CERTIFICATE.

Series 2004-A                                      Aggregate Percentage Interest of the Class R-I
                                                   Certificates as of the Issue Date: 100.00%
Cut-off Date and date of Pooling and Servicing
Agreement: July 1, 2004                            Percentage Interest: 100.00%

First Distribution Date: August 25, 2004           Servicers: Countrywide Home Loans Servicing LP
                                                                    GMAC Mortgage Corporation
No. 1
                                                   Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004






                                     A-34-8

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that NC Capital Corporation is the registered owner of the Percentage Interest specified above in that certain beneficial ownership interest evidenced by all the Class R-I Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R-I Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.



                                     A-34-9

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Depositor nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate to a Plan subject to ERISA or
Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.



                                     A-34-10

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Prior to registration of any transfer, sale or other disposition of this Certificate, the proposed transferee shall provide to the Trustee (i) an affidavit to the effect that such transferee is any Person other than a Disqualified Organization or the agent (including a broker, nominee or middleman) of a Disqualified Organization, and (ii) a certificate that acknowledges that (A) the Class R-I Certificates have been designated as a residual interest in a REMIC, (B) it will include in its income a PRO RATA share of the net income of the Trust Fund and that such income may be an "excess inclusion," as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, and (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding the Class R-I Certificates. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of this Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose, including, but not limited to, the receipt of distributions in respect of this Certificate.

                  The Holder of this Certificate, by its acceptance hereof, shall be deemed to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC.

                  The Depositor, the Servicer, the Trustee and any agent of the Depositor, the Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.


                                     A-34-11

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                     A-34-12

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:______________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.



                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:______________________________
                                                     Authorized Signatory





                                     A-34-13

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed







                                     A-34-14

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________ for the account of _______________________________, account number ____________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by ___________________________________________, the assignee named above, or ________________________________________, as its agent.














                                     A-34-15

                                  EXHIBIT A-36
                                  ------------

                         FORM OF CLASS R-II CERTIFICATE

         THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES
         PERSON.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 AS AMENDED (THE "CODE").

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTION
         5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (I) AN AFFIDAVIT TO THE TRUSTEE THAT (A) SUCH TRANSFEREE IS NOT (1) THE UNITED STATES OR ANY POSSESSION THEREOF, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (2) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) THAT IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (3) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (1), (2) OR (3) SHALL HEREINAFTER BE REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (4) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (B) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (II) SUCH TRANSFEREE SATISFIES CERTAIN


                                     A-36-1

         ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CERTIFICATE.

Series 2004-A                                      Aggregate Percentage Interest of the Class R-II
                                                   Certificates as of the Issue Date: 100.00%
Cut-off Date and date of Pooling and Servicing
Agreement: July 1, 2004                            Percentage Interest: 100.00%

First Distribution Date: August 25, 2004           Servicers: Countrywide Home Loans Servicing LP
                                                                    GMAC Mortgage Corporation
No. 1
                                                   Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004






                                     A-36-2

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that NC Capital Corporation is the registered owner of the Percentage Interest specified above in that certain beneficial ownership interest evidenced by all the Class R-II Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R-II Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.



                                     A-36-3

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Depositor nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate to a Plan subject to ERISA or
Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.



                                     A-36-4

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Prior to registration of any transfer, sale or other disposition of this Certificate, the proposed transferee shall provide to the Trustee (i) an affidavit to the effect that such transferee is any Person other than a Disqualified Organization or the agent (including a broker, nominee or middleman) of a Disqualified Organization, and (ii) a certificate that acknowledges that (A) the Class R-II Certificates have been designated as a residual interest in a REMIC, (B) it will include in its income a PRO RATA share of the net income of the Trust Fund and that such income may be an "excess inclusion," as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, and (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding the Class R-II Certificates. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of this Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose, including, but not limited to, the receipt of distributions in respect of this Certificate.

                  The Holder of this Certificate, by its acceptance hereof, shall be deemed to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC.

                  The Depositor, the Servicer, the Trustee and any agent of the Depositor, the Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.


                                     A-36-5

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                     A-36-6

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:______________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.



                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:______________________________
                                                     Authorized Signatory





                                     A-36-7

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed







                                     A-36-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________ for the account of _______________________________, account number ____________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by ___________________________________________, the assignee named above, or ________________________________________, as its agent.














                                     A-36-9

                                  EXHIBIT A-37
                                  ------------

                         FORM OF CLASS R-III CERTIFICATE

         THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES
         PERSON.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 AS AMENDED (THE "CODE").

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTION
         5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (I) AN AFFIDAVIT TO THE TRUSTEE THAT (A) SUCH TRANSFEREE IS NOT (1) THE UNITED STATES OR ANY POSSESSION THEREOF, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (2) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) THAT IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (3) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (1), (2) OR (3) SHALL HEREINAFTER BE REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (4) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (B) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (II) SUCH TRANSFEREE SATISFIES CERTAIN


                                     A-37-1

         ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CERTIFICATE.

Series 2004-A                                      Aggregate Percentage Interest of the Class R-III
                                                   Certificates as of the Issue Date: 100.00%
Cut-off Date and date of Pooling and
Servicing Agreement: July 1, 2004                  Percentage Interest: 100.00%

First Distribution Date: August 25, 2004           Servicers: Countrywide Home Loans Servicing LP
                                                                    GMAC Mortgage Corporation
No. 1
                                                   Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004






                                     A-37-2

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that NC Capital Corporation is the registered owner of the Percentage Interest specified above in that certain beneficial ownership interest evidenced by all the Class R-III Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R-III Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.



                                     A-37-3

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Depositor nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate to a Plan subject to ERISA or
Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.



                                     A-37-4

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Prior to registration of any transfer, sale or other disposition of this Certificate, the proposed transferee shall provide to the Trustee (i) an affidavit to the effect that such transferee is any Person other than a Disqualified Organization or the agent (including a broker, nominee or middleman) of a Disqualified Organization, and (ii) a certificate that acknowledges that (A) the Class R-I Certificates have been designated as a residual interest in a REMIC, (B) it will include in its income a PRO RATA share of the net income of the Trust Fund and that such income may be an "excess inclusion," as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, and (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding the Class R-I Certificates. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of this Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose, including, but not limited to, the receipt of distributions in respect of this Certificate.

                  The Holder of this Certificate, by its acceptance hereof, shall be deemed to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC.

                  The Depositor, the Servicer, the Trustee and any agent of the Depositor, the Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.


                                     A-37-5

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                     A-37-6

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:______________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.



                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:______________________________
                                                     Authorized Signatory





                                     A-37-7

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed







                                     A-37-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________ for the account of _______________________________, account number ____________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by ___________________________________________, the assignee named above, or ________________________________________, as its agent.














                                     A-37-9

                                  EXHIBIT A-38
                                  ------------

                          FORM OF CLASS R-X CERTIFICATE

         THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES
         PERSON.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 AS AMENDED (THE "CODE").

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTION
         5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (I) AN AFFIDAVIT TO THE TRUSTEE THAT (A) SUCH TRANSFEREE IS NOT (1) THE UNITED STATES OR ANY POSSESSION THEREOF, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (2) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) THAT IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (3) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (1), (2) OR (3) SHALL HEREINAFTER BE REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (4) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (B) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (II) SUCH TRANSFEREE SATISFIES CERTAIN


                                     A-38-1

         ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CERTIFICATE.

Series 2004-A                                      Aggregate Percentage Interest of the Class R-X
                                                   Certificates as of the Issue Date: 100.00%
Cut-off Date and date of Pooling and
Servicing Agreement: July 1, 2004                  Percentage Interest: 100.00%

First Distribution Date: August 25, 2004           Servicers: Countrywide Home Loans Servicing LP
                                                                    GMAC Mortgage Corporation
No. 1
                                                   Trustee: Deutsche Bank National Trust Company

                                                   Issue Date: August 4, 2004






                                     A-38-2

                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                      NEW CENTURY MORTGAGE SECURITIES, INC.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR
         INTEREST IN NEW CENTURY MORTGAGE SECURITIES, INC., THE
         SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                  This certifies that NC Capital Corporation is the registered owner of the Percentage Interest specified above in that certain beneficial ownership interest evidenced by all the Class R-X Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among New Century Mortgage Securities, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicers, Federal National Mortgage Association (the "Guarantor", with respect to the Group I Class A Certificates) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R-X Certificates on such Distribution Date pursuant to the Agreement.

                  All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.



                                     A-38-3

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trustee shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Depositor nor the Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate to a Plan subject to ERISA or
Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.



                                     A-38-4

                  The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Prior to registration of any transfer, sale or other disposition of this Certificate, the proposed transferee shall provide to the Trustee (i) an affidavit to the effect that such transferee is any Person other than a Disqualified Organization or the agent (including a broker, nominee or middleman) of a Disqualified Organization, and (ii) a certificate that acknowledges that (A) the Class R-X Certificates have been designated as a residual interest in a REMIC, (B) it will include in its income a PRO RATA share of the net income of the Trust Fund and that such income may be an "excess inclusion," as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, and (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding the Class R-X Certificates. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of this Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose, including, but not limited to, the receipt of distributions in respect of this Certificate.

                  The Holder of this Certificate, by its acceptance hereof, shall be deemed to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC.

                  The Depositor, the Servicer, the Trustee and any agent of the Depositor, the Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC II and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC II of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC II all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date.

                  The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.


                                     A-38-5

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                     A-38-6

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: August __, 2004


                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:______________________________
                                                     Authorized Officer



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Certificates referred to in the within-mentioned Agreement.



                                            DEUTSCHE BANK NATIONAL TRUST COMPANY
                                            as Trustee

                                            By:______________________________
                                                     Authorized Signatory





                                     A-38-7

                                  ABBREVIATIONS
                                  -------------

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - CUSTODIAN
                                                             ------------
TEN ENT - as tenants by the entireties                      (Cust) (Minor)
                                                             under Uniform
JT TEN - as joint tenants with right                         Gifts to Minors Act
         if survivorship and not as                          _______________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee) a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificates and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Trustee to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________
_______________________________________________________________________________.

Dated:

                                           _____________________________________
                                           Signature by or on behalf of assignor



                                           _____________________________________
                                           Signature Guaranteed







                                     A-38-8

                            DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________ for the account of _______________________________, account number ____________________, or, if mailed by check, to ____________________________________________________.
Applicable statements should be mailed to _____________________________________.
This information is provided by ___________________________________________, the assignee named above, or ________________________________________, as its agent.














                                     A-38-9

                                    EXHIBIT B
                                    ---------

               Copy of Policy with respect to Insured Certificates

                             Available Upon Request

                                  See Tab [__]















                                     A-38-10

                                   EXHIBIT C-1
                                   -----------

                     FORM OF TRUSTEE'S INITIAL CERTIFICATION

                                                       [Date]

New Century Mortgage Securities, Inc.
18400 Von Karman Avenue, Suite 1000
Irvine, California 92612

New Century Mortgage Corporation
18400 Von Karman Avenue, Suite 1000
Irvine, California 92612

                  Re: Pooling and Servicing Agreement, dated as of July 1, 2004, among New Century Mortgage Securities, Inc. as depositor, Countrywide Home Loans Servicing LP and GMAC Mortgage Corporation as servicers, Federal National Mortgage Association with respect to the Group I Class A Certificates and Deutsche Bank National Trust Company as Trustee, Asset Backed Pass-Through Certificates, Series 2004-A
                           -----------------------------------------------------

Ladies and Gentlemen:

                  Pursuant to Section 2.01 of the Pooling and Servicing Agreement, dated as of July 1, 2004 (the "Agreement"), among New Century Mortgage Securities, Inc. as Depositor, Countrywide Home Loans Servicing LP and GMAC Mortgage Corporation, as Servicers, Federal National Mortgage Association with respect to the Group I Class A Certificates and Deutsche Bank National Trust Company as trustee, we hereby acknowledge that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full, any Delayed Delivery Group I Mortgage Loan or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification) (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.01(v)) required to be delivered to it pursuant to the Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i) through
(iii), (vi),(xi), (xii), (xv), (xvii), (xviii), (xx) through (xxiii) and (xxv) of the definition of "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File.

                  The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement.

                  The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) whether any Mortgage File included any of the documents specified in clause (v) of Section 2.01 of the Agreement.



                                      C-1-1

                                            DEUTSCHE BANK NATIONAL TRUST COMPANY

                                            By:______________________________
                                            Name:
                                            Title:





                                      C-1-2

                                   EXHIBIT C-2
                                   -----------

                      FORM OF TRUSTEE'S FINAL CERTIFICATION

                                                      [Date]

New Century Mortgage Securities, Inc.
18400 Von Karman Avenue, Suite 1000
Irvine, California 92612

New Century Mortgage Corporation
18400 Von Karman Avenue, Suite 1000
Irvine, California 92612

                  Re: Pooling and Servicing Agreement, dated as of July 1, 2004, among New Century Mortgage Securities, Inc. as depositor, Countrywide Home Loans Servicing LP and GMAC Mortgage Corporation as servicers, Federal National Mortgage Association with respect to the Group I Class A Certificates and Deutsche Bank National Trust Company as Trustee, Asset Backed Pass-Through Certificates, Series 2004-A
                           -----------------------------------------------------

Ladies and Gentlemen:

                  In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto), it or a Custodian on its behalf has received:

                  (i) the original recorded Mortgage, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, or a certified copy thereof in those instances where the public recording office retains the original or where the original has been lost; and

                  (ii) an original Assignment in ______________ or a recorded Assignment to the Trustee together with the original recorded Assignment or Assignments showing a complete chain of assignment from the originator, or a certified copy of such Assignments in those instances where the public recording retains the original or where original has been lost; and

                  (iii) the original lender's title insurance policy.

                  The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or
(ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.



                                      C-2-3

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                            DEUTSCHE BANK NATIONAL TRUST COMPANY

                                            By:________________________________
                                            Name:
                                            Title:


                                      C-2-4

                                    EXHIBIT D
                                    ---------

                    FORM OF MORTGAGE LOAN PURCHASE AGREEMENT

                        MORTGAGE LOAN PURCHASE AGREEMENT

                  This is a Mortgage Loan Purchase Agreement (this "Agreement"), dated August 2, 2004, between NC Capital Corporation, a California corporation (the "Seller") and New Century Mortgage Securities, Inc., a Delaware corporation (the "Purchaser").

                              Preliminary Statement
                              ---------------------

                  The Seller intends to sell the Mortgage Loans (as hereinafter identified) and the Cap Contracts (as defined in the Pooling and Servicing Agreement) to the Purchaser on the terms and subject to the conditions set forth in this Agreement. The Purchaser intends to deposit the Mortgage Loans and the Cap Contracts into a mortgage pool comprising the Trust Fund. The Trust Fund will be evidenced by a single series of mortgage pass-through certificates designated as Series 2004-A (the "Certificates"). The Certificates will consist of thirty-eight classes of certificates. The Class CE Certificates, the Class P Certificates and the Residual Certificates (collectively, the "NC Capital Certificates") will be delivered to the Seller or its designee as partial consideration for the Mortgage Loans as further described below. The Certificates will be issued pursuant to a Pooling and Servicing Agreement for Series 2004-A, dated as of July 1, 2004 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, Countrywide Home Loans Servicing, LP and GMAC Mortgage Corporation, as servicers (the "Servicers"), Federal National Mortgage Association as guarantor with respect to the Group I Class A Certificates (the "Guarantor") and Deutsche Bank National Trust Company as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

                  The parties hereto agree as follows:

                  SECTION 1. AGREEMENT TO PURCHASE. The Seller agrees to sell and the Purchaser agrees to purchase, on or before August 4, 2004 (the "Closing Date"), certain fixed-rate and adjustable-rate conventional, one- to four-family, residential mortgage loans (the "Mortgage Loans"), having an aggregate principal balance as of the close of business on July 1, 2004, (the "Cut-off Date") of $1,679,396,636.43 (the "Closing Balance"), after giving effect to all payments due on the Mortgage Loans on or before the Cut-off Date, whether or not received including the right to any Prepayment Charges payable by the related Mortgagors in connection with any Principal Prepayments on the Mortgage Loans.

                  SECTION 2. MORTGAGE LOAN SCHEDULE. The Purchaser and the Seller have agreed upon which of the mortgage loans owned by the Seller are to be purchased by the Purchaser pursuant to this Agreement and the Seller will prepare or cause to be prepared on or prior to the Closing Date a final schedule (the "Closing Schedule") that shall describe such Mortgage Loans and set forth all of the Mortgage Loans to be purchased under this Agreement, including the Prepayment Charges. The Closing Schedule will conform to the requirements set forth in this Agreement and to the definition of "Mortgage Loan Schedule" under the Pooling and Servicing Agreement. The Closing Schedule shall be used as the Mortgage Loan Schedule under the Pooling and Servicing Agreement.

                  SECTION 3. CONSIDERATION.

                  (a) In consideration for the Mortgage Loans to be purchased hereunder, the Purchaser shall, as described in Section 8, (i) pay to or upon the order of the Seller in immediately available funds an amount (the "Mortgage Loan Purchase Price") equal to the net sale proceeds of the Class A Certificates and the Mezzanine Certificates and (ii) will have delivered the NC Capital Certificates to the Seller or its designee.

                  (b) The Purchaser or any assignee, transferee or designee of the Purchaser shall be entitled to all scheduled payments of principal due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans allocable to the period after the Cut-off Date. All scheduled payments of principal and interest due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Seller.

                  (c) Pursuant to the Pooling and Servicing Agreement, the Purchaser will assign all of its right, title and interest in and to the Mortgage Loans, together with its rights under this Agreement, to the Trustee for the benefit of the Certificateholders.

                  SECTION 4. TRANSFER OF THE MORTGAGE LOANS.

                  (a) POSSESSION OF MORTGAGE FILES. The Seller does hereby sell, and in connection therewith hereby assigns to the Purchaser, effective as of the Closing Date, without recourse but subject to the terms of this Agreement, all of its right, title and interest in, to and under the Mortgage Loans, including the related Prepayment Charges. The contents of each Mortgage File not delivered to the Purchaser or to any assignee, transferee or designee of the Purchaser on or prior to the Closing Date are and shall be held in trust by the Seller for the benefit of the Purchaser or any assignee, transferee or designee of the Purchaser. Upon the sale of the Mortgage Loans, the ownership of each Mortgage Note, the related Mortgage and the other contents of the related Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of the Seller on or after the Closing Date shall immediately vest in the Purchaser and shall be delivered immediately to the Purchaser or as otherwise directed by the Purchaser.

                  (b) DELIVERY OF MORTGAGE LOAN DOCUMENTS. The Seller will, on or prior to the Closing Date, deliver or cause to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser each of the following documents for each Mortgage Loan:

                  (i) the original Mortgage Note, endorsed in blank or in the following form "Pay to the order of Deutsche Bank National Trust Company, as Trustee under the applicable agreement, without recourse," with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

                  (ii) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

                  (iii) an original Assignment in blank;

                  (iv) the original recorded Assignment or Assignments showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (iii);

                  (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

                  (vi) the original lender's title insurance policy or, if the original title policy has not been issued, the irrevocable commitment to issue the same.

                  The Seller promptly shall (within sixty Business Days following the later of the Closing Date and the date of the receipt by the Seller of the recording information for a Mortgage but in no event later than ninety days following the Closing Date) submit or cause to be submitted for recording, at no expense to the Purchaser (or the Trust Fund or the Trustee under the Pooling and Servicing Agreement), in the appropriate public office for real property records, each Assignment referred to in clauses (b)(iii) and
(b)(iv) of this Section 4 and shall execute each original Assignment in the following form: "Deutsche Bank National Trust Company, as Trustee under the applicable agreement." In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Seller promptly shall prepare a substitute Assignment or cure such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

                  With respect to a maximum of approximately 2.0% of the Mortgage Loans, by outstanding principal balance of the Mortgage Loans as of the Cut-off Date, if any original Mortgage Note referred to in Section 4(b)(i) above cannot be located, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon delivery to the Purchaser of a photocopy of such Mortgage Note, if available, with a lost note affidavit substantially in the form of Exhibit I to the Pooling and Servicing Agreement. If any of the original Mortgage Notes for which a lost note affidavit was delivered to the Purchaser is subsequently located, such original Mortgage Note shall be delivered to the Purchaser within three Business Days.

                  Notwithstanding the foregoing, however, for administrative convenience and facilitation of servicing and to reduce closing costs, the Assignments shall not be required to be submitted for recording (except with respect to any Mortgage Loan located in Maryland, Florida, Hawaii or Mississippi) unless such failure to record would result in a withdrawal or a downgrading by any Rating Agency of the rating on any Class of Certificates (which in the case of the Insured Certificates shall be without regard to the Policy); PROVIDED, HOWEVER, each Assignment shall be submitted for recording by the Seller in the manner described above, at no expense to the Purchaser, upon the earliest to occur of: (i) reasonable direction by Holders of Certificates entitled to at least 25% of the Voting Rights, (ii) the occurrence of a Servicer

Event of Termination with respect to the applicable Servicer, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the applicable Servicer, (iv) the occurrence of a servicing transfer as described in Section
7.02 of the Pooling and Servicing Agreement, (v) with respect to any one Assignment, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage and (vi) any Mortgage Loan that is 90 days or more Delinquent. Upon (a) receipt of written notice that recording of the Assignments is required pursuant to one or more of the conditions (excluding condition (vi) above) set forth in the preceding sentence or (b) upon the occurrence of condition (vi) in the preceding sentence, the Seller shall be required to deliver such Assignments within 30 days following receipt of such notice.

                  If any of the documents referred to in Sections 4(b)(ii),
(iii) or (iv) above has, as of the Closing Date, been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Purchaser or its assignee, transferee or designee of a copy of each such document certified by the Originator in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Originator, delivery to the Purchaser or its assignee, transferee or designee promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. Notice shall be provided to the Trustee and the Rating Agencies by the Seller if delivery pursuant to clause (2) above will be made more than 180 days after the Closing Date. If the original lender's title insurance policy was not delivered pursuant to Section 4(b)(vi) above, the Seller shall deliver or cause to be delivered to the Purchaser or its assignee, transferee or designee promptly after receipt thereof, the original lender's title insurance policy. The Seller shall deliver or cause to be delivered to the Purchaser or its assignee, transferee or designee promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

                  Each original document relating to a Mortgage Loan which is not delivered to the Purchaser or its assignee, transferee or designee, if held by the Seller, shall be so held for the benefit of the Purchaser, its assignee, transferee or designee.

                  (c) ACCEPTANCE OF MORTGAGE LOANS. The documents delivered pursuant to Section 4(b) hereof shall be reviewed by the Purchaser or any assignee, transferee or designee of the Purchaser at any time before or after the Closing Date (and with respect to each document permitted to be delivered after the Closing Date, within seven days of its delivery) to ascertain that all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

                  (d) TRANSFER OF INTEREST IN AGREEMENT. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, to the Trustee, as may be required to effect the purposes of the Pooling and Servicing Agreement, without the consent of the Seller, and the assignee shall succeed to the rights and obligations hereunder of the Purchaser. Any expense reasonably incurred by or on behalf of the Purchaser or the Trustee in connection with enforcing any obligations of the Seller under this Agreement will be promptly reimbursed by the Seller.

                  (e) EXAMINATION OF MORTGAGE FILES. Prior to the Closing Date, the Seller shall either (i) deliver in escrow to the Purchaser, or to any assignee, transferee or designee of the Purchaser for examination, the Mortgage File pertaining to each Mortgage Loan or (ii) make such Mortgage Files available to the Purchaser or to any assignee, transferee or designee of the Purchaser for examination. Such examination may be made by the Purchaser or the Trustee, and their respective designees, upon reasonable notice to the Seller during normal business hours before the Closing Date and within 60 days after the Closing Date. If any such person makes such examination prior to the Closing Date and identifies any Mortgage Loans that do not conform to the requirements of the Purchaser as described in this Agreement, such Mortgage Loans shall be deleted from the Closing Schedule. The Purchaser may, at its option and without notice to the Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that the Purchaser or any person has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of the Purchaser or any assignee, transferee or designee of the Purchaser to demand repurchase or other relief as provided herein or under the Pooling and Servicing Agreement.

                  SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
                             SELLER

                  The Seller hereby represents and warrants to the Purchaser, as of the date hereof and as of the Closing Date, and covenants, that:

                  (1) The Seller is duly organized, validly existing and in good standing as a corporation under the laws of the State of California with full corporate power and authority to conduct its business as presently conducted by it to the extent material to the consummation of the transactions contemplated herein. The Seller has the full corporate power and authority to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Purchaser and has the full corporate power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of this Agreement.

                  (2) The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or by general principles of equity.

                  (3) The execution, delivery and performance of this Agreement by the Seller (x) does not conflict and will not conflict with, does not breach and will not result in a breach of and does not constitute and will not constitute a default (or an event, which with notice or lapse of time or both, would constitute a default) under (A) any terms or provisions of the articles of incorporation or by-laws of the Seller, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the

Seller is a party or by which the Seller or any of its property is bound or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or any of its property and (y) does not create or impose and will not result in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans.

                  (4) No consent, approval, authorization or order of, registration or filing with, or notice on behalf of the Seller to any governmental authority or court is required, under federal laws or the laws of the State of California, for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation by the Seller of any other transaction contemplated hereby and by the Pooling and Servicing Agreement; provided, however, that the Seller makes no representation or warranty regarding federal or state securities laws in connection with the sale or distribution of the Certificates.

                  (5) This Agreement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein not misleading. The written statements, reports and other documents prepared and furnished or to be prepared and furnished by the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby taken in the aggregate do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading.

                  (6) The Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder.

                  (7) The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

                  (8) Immediately prior to the sale of the Mortgage Loans to the Purchaser as herein contemplated, the Seller will be the owner of the related Mortgage and the indebtedness evidenced by the related Mortgage Note, and, upon the payment to the Seller of the Mortgage Loan Purchase Price, in the event that the Seller retains or has retained record title, the Seller shall retain such record title to each Mortgage, each related Mortgage Note and the related Mortgage Files with respect thereto in trust for the Purchaser as the owner thereof from and after the date hereof.

                  (9) There are no actions or proceedings against, or investigations known to it of, the Seller before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans by the Seller or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or validity or enforceability of, this Agreement.

                  (10) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller are not subject to the bulk transfer or any similar statutory provisions.

                  (11) Neither the Seller nor the Originator has dealt with any broker, investment banker, agent or other person, except for the Purchaser or any of its affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans (except that an entity that previously financed the Seller's ownership of the Mortgage Loans may be entitled to a fee to release its security interest in the Mortgage Loans, which fee shall have been paid and which security interest shall have been released on or prior to the Closing Date).

                  (12) There is no litigation, action, suit, proceeding or investigation currently pending or, to the best of the Seller's knowledge without independent investigation, threatened against the Seller or the Originator that would reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates or the execution, delivery, performance or enforceability of this Agreement, or that would result in a material adverse change in the financial condition of the Seller.

                  SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE SELLER
                             RELATING TO THE MORTGAGE LOANS.

                  REPRESENTATIONS AND WARRANTIES AS TO INDIVIDUAL MORTGAGE LOANS. The Seller hereby represents and warrants to the Purchaser that as to each Mortgage Loan as of the Closing Date:

                  (1) The information set forth in the Mortgage Loan Schedule, including the field concerning any related Prepayment Charge, is complete, true and correct as of the Cut-off Date;

                  (2) [intentionally omitted]

                  (3) (a) All payments required to be made on or before the first day of the month prior to the month of the Closing Date, with respect to such Mortgage Loan under the terms of the Mortgage Note have been made; (b) neither the Seller nor the Originator has advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage and (c) as of August 1, 2004, the payment required under any Mortgage Loan will not and has not been 30 or more days delinquent more than once during the last twelve months;

                  (4) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

                  (5) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage and which has been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed by the Seller or the Originator or any other person in the chain of title from the Originator to the Seller to the Purchaser, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and the terms of which are reflected in the Mortgage Loan Schedule and which assumption agreement is part of the Mortgage Loan file delivered to the Trustee;

                  (6) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto. As of the Closing Date, no Mortgager was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

                  (7) All buildings or other improvements upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of the Pooling and Servicing Agreement. All such insurance policies contain a standard mortgagee clause naming the Originator, its successors and assigns as mortgagee and all premiums thereon have been paid. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae and Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Trustee upon the consummation of the transactions contemplated by this Agreement. The Seller has not engaged in, and has no knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either, including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller;

                  (8) Any and all requirements of any federal, state or local law including, without limitation, all applicable predatory and abusive lending laws, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the origination and servicing of the Mortgage Loan, including, without limitation, any provisions therein relating to Prepayment Charges have been complied with. Any and all statements or acknowledgments required to be made by the Seller relating to such requirements are and will remain in the Mortgage File;

                  (9) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;

                  (10) The Mortgage is a valid, existing and enforceable first or second lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the appraised value of the Mortgaged Property, (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property and (d) the first lien on the Mortgaged Property, in the case of the Mortgages that are second liens. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first or second lien and first or second priority security interest, as applicable, on the property described therein and the Seller had full right to contribute and assign the same to the Purchaser. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

                  (11) The Mortgage Note and the related Mortgage and any other agreement executed and delivered by a Mortgagor in connection with a Mortgage Loan are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;

                  (12) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The Mortgagor is a natural person who is a party to the Mortgage Note and the Mortgage is in an individual capacity or family trust that is guaranteed by a natural person;

                  (13) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;


                  (14) As of the Closing Date and prior to the sale of the Mortgage Loan to the Purchaser, the Seller was the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

                  (15) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

                  (16) The Mortgage Loan is covered by an ALTA lender's title insurance policy, and with respect to each adjustable-rate Mortgage Loan, an adjustable rate mortgage endorsement in an amount at least equal to the balance of the Mortgage Loan as of the Cut-off Date, such endorsement substantially in the form of ALTA Form 6.0 or 6.1, acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae and Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (x)(a) and (b) above) the Originator, its successors and assigns as to the first or second priority lien of the Mortgage in the original principal amount of the Mortgage Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Rate and monthly payment in case of a Group III Mortgage Loan. Additionally, such lender's title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The Originator is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is valid and remains in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Originator, the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Purchaser or the Seller;

                  (17) Other than as specified in paragraph (3) above, if applicable, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Originator nor the Seller has waived any default, breach, violation or event of acceleration;

                  (18) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

                  (19) All improvements which were considered in determining the Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. As of the date of origination, there are no improvements located on or being part of the Mortgaged Property in violation of any applicable zoning law or regulation. Each appraisal has been performed in accordance with the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989;

                  (20) The Mortgage Loan was (i) originated by the Originator or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD or (ii) acquired by the Originator directly through loan brokers or correspondents such that (a) the Mortgage Loan was originated in conformity with the Originator's underwriting guidelines, (b) the Originator approved the Mortgage Loan prior to funding and (c) the Originator provided the funds used to originate the Mortgage Loan and acquired the Mortgage Loan on the date of origination thereof. All Mortgage Loans have Due Dates on the first day of each month except as specified on the Mortgage Loan Schedule. Each Mortgage Note is payable in equal monthly installments of principal and interest, which installments of interest, with respect to adjustable rate Mortgage Loans, are subject to change due to the adjustments to the Mortgage Rate on each interest rate adjustment date, with interest calculated and payable in arrears and is not calculated on a simple interest basis. The monthly principal payments on each Mortgage Loan is sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization. There is no negative amortization allowed in the terms of any Mortgage Note. None of the Mortgage Loans allows for negative amortization or the conversion of the interest rate thereon from an adjustable rate to a fixed rate or from a fixed rate to an adjustable rate.;

                  (21) Principal payments on the Mortgage Loan commenced no more than two months after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loan bears interest at the Mortgage Rate. With respect to the Group III Mortgage Loans, the Mortgage Note is payable on the first day of each month in Monthly Payments which are changed on each Adjustment Date to an amount which will amortize the Stated Principal Balance of the Mortgage Loan over its remaining term at the Mortgage Rate. Interest on the Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months. The Mortgage Note does not permit negative amortization. No Group III Mortgage Loan permits the Mortgagor to convert the Mortgage Rate thereon to a fixed Mortgage Rate. All Mortgage Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. If, pursuant to the terms of the Mortgage Note, another index was selected for determining the Mortgage Rate, the same index was used with respect to each Mortgage Note which required a new index to be selected, and such selection did not conflict with the terms of the related Mortgage Note. The Seller or an affiliate executed and delivered any and all notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Rate and the monthly payment adjustments. Any interest required to be paid pursuant to state, federal and local law has been properly paid and credited;

                  (22) The origination and collection practices used by the Originator with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry. The Mortgage Loan has been serviced in accordance with the terms of the Mortgage Note. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, the related Servicer and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due the related Servicer have been capitalized under any Mortgage or the related Mortgage Note;

                  (23) The Mortgaged Property is free of damage, waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and each Mortgaged Property is in good repair. There have not been any condemnation proceedings with respect to the Mortgaged Property and the Seller has no knowledge of any such proceedings in the future. There is no proceeding pending for the total or partial condemnation thereof;

                  (24) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (b) otherwise by judicial foreclosure. Since the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. To the best of the Seller's knowledge, the Mortgagor has not notified the Originator of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act and, to the best of the Seller's knowledge, no such request has been made or allowance granted.

                  (25) The related Mortgaged Property is not a leasehold estate or, if such Mortgaged Property is a leasehold estate, the remaining term of such lease is at least ten (10) years greater than the remaining term of the related Mortgage Note;

                  (26) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (10) above;

                  (27) The Mortgage File contains an appraisal of the related Mortgaged Property made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser, approved by the Originator or the Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of Fannie Mae and Freddie Mac;

                  (28) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                  (29) No Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Originator, the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a "buydown" provision. The Mortgage Loans are not graduated payment mortgage loans and the Mortgage Loans do not have shared appreciation or other contingent interest features;

                  (30) The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans; and if the Mortgage Loan is a Refinanced Mortgage Loan, the Mortgagor has received all disclosure and rescission materials required by applicable law with respect to the making of a Refinanced Mortgage Loan, and evidence of such receipt is and will remain in the Mortgage File;

                  (31) No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property;

                  (32) All Mortgage Loans have a credit score and no Mortgage Loan has a credit score below 500;

                  (33) The Mortgaged Property is lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

                  (34) No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

                  (35) Each Assignment is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

                  (36) Any principal advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first or second lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

                  (37) No Mortgage Loan has a balloon payment feature;

                  (38) If the Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets Fannie Mae's eligibility requirements;

                  (39) Except with respect to approximately 7.43% of the Group I Mortgage Loans, approximately 7.34% of the Group II Mortgage Loans, approximately 34.31% of the Group III-A Mortgage Loans and approximately 32.47% of the Group III-B Mortgage Loans (by aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date), neither the Originator nor any affiliate of the Originator has made a mortgage on any Mortgaged Property other than the Mortgage Loan;

                  (40) Each Group I Mortgage Loan had a principal balance at origination that conformed to Fannie Mae's then loan limits;

                  (41) The Mortgage Loan was not intentionally selected in a manner intended to adversely affect the interest of the Purchaser;

                  (42) Each Group I Mortgage Loan is secured by a first lien on the related Mortgaged Property;

                  (43) The Mortgaged Property consists of a parcel of real property of not more than ten acres with a one family residence erected thereon, or a two to four-family dwelling, or an individual condominium unit in a low-rise or high-rise condominium project, or an individual unit in a planned unit development. The Mortgaged Property is improved with a Residential Dwelling. Without limiting the foregoing, the Mortgaged Property does not consist of any of the following property types: (a) co-operative units, (b) log homes, (c) earthen homes, (d) underground homes, (e) mobile homes and (f) manufactured homes (as defined in the Fannie Mae Originator-Servicer's Guide), except when the appraisal indicates that the home is of comparable construction to a stick or beam construction home, is readily marketable, has been permanently affixed to the site and is not in a mobile home "park." The Mortgaged Property is either a fee simple estate or a long-term residential lease. If the Mortgage Loan is secured by a long-term residential lease, unless otherwise specifically disclosed in the Mortgage Loan Schedule, (A) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent (or the lessor's consent has been obtained and such consent is the Mortgage File) and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protection; (B) the terms of such lease do not (x) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default or (y) prohibit the holder of the Mortgage from being insured under the hazard insurance policy relating to the Mortgaged Property; (C) the original term of such lease is not less than 15 years; (D) the term of such lease does not terminate earlier than ten years after the maturity date of the Mortgage Note; and (E) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates for residential properties is an accepted practice;

                  (44) At the time of origination, the Loan-To-Value Ratio of the Mortgage Loan was not greater than 100.00%;

                  (45) The Mortgage, and if required by applicable law the related Mortgage Note, contains a provision for the acceleration of the payment of the unpaid Stated Principal Balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee, at the option of the Mortgagee;

                  (46) The Mortgage Loan either contains a customary due-on-sale clause or may be assumed by a creditworthy purchaser of the related Mortgaged Property;

                  (47) As of any Adjustment Date for any Group III Mortgage Loan, the Index applicable to the determination of the Mortgage Rate on such Mortgage Loan will be the average of the interbank offered rates for six-month or one-month United States dollar deposits in the London market, generally as published in THE WALL STREET JOURNAL and as most recently available as of either
(i) the first business day 45 days prior to such Adjustment Date or (ii) the first business day of the month preceding the month of such Adjustment Date, as specified in the related Mortgage Note;

                  (48) Each Mortgage Loan is a "qualified mortgage loan" within the meaning of the Section 860G(a)(3) of the Code;

                  (49) No Mortgage Loan has a mortgage rate of greater than 13%;

                  (50) The Originator is a HUD approved mortgagee pursuant to
Section 203 and Section 211 of the National Housing Act. No event has occurred, including but not limited to a change in insurance coverage, that would make the Originator unable to comply with HUD eligibility requirements or that would require notification to HUD;

                  (51) No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994 ("HOEPA") and no Mortgage Loan is in violation of any comparable state or local law;

                  (52) No Mortgage Loan is a "High Cost Home Loan" as defined in the Georgia Fair Lending Act, as amended (the "Georgia Act"). No Mortgage Loan subject to the Georgia Act and secured by owner occupied real property or an owner occupied manufactured home located in the State of Georgia was originated (or modified) on or after October 1, 2002 through and including March 6, 2003;

                  (53) (a) No Mortgage Loan is a "high cost home," "covered," (excluding home loans defined as "covered home loans" pursuant to clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of
2002), "high risk home" or "predatory" loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees);

                  (54) No proceeds from any Mortgage Loan were used to finance single-premium credit insurance policies;

                  (55) No Mortgage Loan originated on or after October 1, 2002 will impose a Prepayment Charge for a term in excess of three years. Any Mortgage Loans originated prior to such date will not impose Prepayment Charges in excess of five years;

                  (56) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws;

                  (57) Each Prepayment Charge is enforceable and was originated in compliance with all applicable federal, state and local laws (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws affecting creditor's rights generally or the collectability thereof may be limited due to acceleration in connection with a foreclosure);

                  (58) No Mortgage Loan is a high cost loan or a covered loan, as applicable (as such terms are defined in Standard & Poor's LEVELS Version 5.6 Glossary Revised, Appendix E;

                  (59) Each Group I Mortgage Loan is in compliance with the anti-predatory lending eligibility standards for purchase requirements of Fannie Mae's Selling Guide;

                  (60) No borrower was encouraged or required to select a Group I Mortgage Loan product offered by the Originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Group I Mortgage Loan's origination, such borrower did not qualify taking into account credit history and debt to income ratios for a lower cost credit product then offered by the Originator or any affiliate of the Originator. If, at the time of loan application, the borrower may have qualified for a for a lower cost credit product then offered by any mortgage lending affiliate of the Originator, the Originator referred the borrower's application to such affiliate for underwriting consideration;

                  (61) The methodology used in underwriting the extension of credit for each Group I Mortgage Loan employs objective mathematical principles which relate the borrower's income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the borrower's equity in the collateral as the principal determining factor in approving such credit extension.

Such underwriting methodology confirmed that at the time of origination (application/approval) the borrower had a reasonable ability to make timely payments on the Group I Mortgage Loan;

                  (62) With respect to any Group I Mortgage Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity: (i) prior to the loan's origination, the borrower agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (ii) prior to the loan's origination, the borrower was offered the option of obtaining a mortgage loan that did not require payment of such a premium, (iii) the prepayment premium is disclosed to the borrower in the loan documents pursuant to applicable state and federal law, and (iv) notwithstanding any state or federal law to the contrary, neither Servicer shall impose such prepayment premium in any instance when the mortgage debt is accelerated as the result of the borrower's default in making the loan payments;

                  (63) No borrower was required to purchase any credit life, disability, accident or health insurance product as a condition of obtaining the extension of credit. No borrower obtained a prepaid single premium credit life, disability, accident or health insurance policy in connection with the origination of the Group I Mortgage Loan. No proceeds from any Group I Mortgage Loan were used to purchase single premium credit insurance policies as part of the origination of, or as a condition to closing, such Group I Mortgage Loan;

                  (64) All points and fees related to each Group I Mortgage Loan were disclosed in writing to the borrower in accordance with applicable state and federal law and regulation. Except in the case of a Group I Mortgage Loan in an original principal amount of less than $60,000 which would have resulted in an unprofitable origination, no borrower was charged "points and fees" (whether or not financed) in an amount greater than 5% of the principal amount of such loan, such 5% limitation is calculated in accordance with Fannie Mae's anti-predatory lending requirements as set forth in the Fannie Mae Selling Guide; and

                  (65) All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Group I Mortgage Loan has been disclosed in writing to the borrower in accordance with applicable state and federal law and regulation.

                  (66) Type of Mortgaged Property. As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and since the date of origination, no portion of the Mortgaged Property has been used for commercial purposes; provided, that Mortgaged Properties which contain a home office shall not be considered as being used for commercial purposes as long as the Mortgaged Property has not been altered for commercial purposes and is not storing any chemicals or raw materials other than those commonly used for homeowner repair, maintenance and/or household purposes. With respect to any Mortgage Loan secured by a Mortgaged Property improved by manufactured housing, (i) such Mortgage Loan conforms with the applicable Fannie Mae or Freddie Mac requirements regarding mortgage loans related to manufactured dwellings, (ii) the related manufactured housing unit is permanently affixed to the land, (iii) the related manufactured housing unit and the related land are subject to a Mortgage properly filed in the appropriate public recording office and naming the Purchaser as mortgagee, and (iv) the applicable laws of the jurisdiction in which the related Mortgaged Property is located will deem the manufactured dwelling located on such Mortgaged Property to be a part of the real property on which such dwelling is located;

                  (67) NO VIOLATION OF ENVIRONMENTAL LAWS. There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

                  (68) NO DEFENSE TO INSURANCE COVERAGE. No action has been taken or failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to the Closing Date (whether or not known to the Seller on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense to coverage under any primary mortgage insurance (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, the related Mortgagor or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer's breach of such insurance policy or such insurer's financial inability to pay;

                  (68) CONFORMANCE WITH AGENCY AND UNDERWRITING STANDARDS. The Mortgage Loan was underwritten in accordance with the Underwriting Guidelines. The Mortgage Note and Mortgage are on forms acceptable to Freddie Mac or Fannie Mae and neither the Seller nor any affiliate has made any representations to a Mortgagor that are inconsistent with the mortgage instruments used;

                  (69) CONVERSION TO FIXED INTEREST RATE. With respect to each adjustable rate Mortgage Loan, the Mortgage Loan is not a convertible Mortgage Loan;


                  SECTION 7. REPURCHASE OBLIGATION FOR DEFECTIVE DOCUMENTATION
                             AND FOR BREACH OF REPRESENTATION AND WARRANTY.

                  (a) The representations and warranties contained in Section 6 shall not be impaired by any review and examination of loan files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of the Purchaser to review or examine such documents and shall inure to the benefit of any assignee, transferee or designee of the Purchaser, including the Trustee for the benefit of holders of the Certificates and the Certificate Insurer. With respect to the representations and warranties contained herein as to which the Seller has no knowledge, if it is discovered that the substance of any such representation and warranty was inaccurate as of the date such representation and warranty was made or deemed to be made, and such inaccuracy materially and adversely affects the value of the related Mortgage

Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, then notwithstanding the lack of knowledge by the Seller with respect to the substance of such representation and warranty being inaccurate at the time the representation and warranty was made, the Seller shall take such action described in the following paragraph in respect of such Mortgage Loan.

                  Upon discovery by the Purchaser or any assignee, transferee or designee of the Purchaser of any materially defective document in, or that a document was not transferred by the Seller (as listed on the Trustee's preliminary exception report) as part of any Mortgage File, or of a breach of any of the representations and warranties contained in Section 6 that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Certificateholders or the Certificate Insurer, the Purchaser or the Purchaser's assignee, transferee or designee, the party discovering such breach shall give prompt written notice to the Seller. Within sixty (60) days of its discovery or its receipt of notice of any such missing documentation that was not transferred by the Seller as described above, or of materially defective documentation, or of any such breach of a representation and warranty, the Seller promptly shall deliver such missing document or cure such defect or breach in all material respects or, in the event the Seller cannot deliver such missing document or cannot cure such defect or breach, the Seller shall, within ninety (90) days of its discovery or receipt of notice, either (i) repurchase the affected Mortgage Loan at the Purchase Price (as such term is defined in the Pooling and Servicing Agreement) or (ii) pursuant to the provisions of the Pooling and Servicing Agreement, cause the removal of such Mortgage Loan from the Trust Fund and substitute one or more Qualified Substitute Mortgage Loans. The Seller shall amend the Closing Schedule to reflect the withdrawal of such Mortgage Loan from the terms of this Agreement and the Pooling and Servicing Agreement. The Seller shall deliver to the Purchaser such amended Closing Schedule and shall deliver such other documents as are required by this Agreement or the Pooling and Servicing Agreement within five (5) days of any such amendment. Any repurchase pursuant to this Section 7(a) shall be accomplished by transfer to an account designated by the Purchaser of the amount of the Purchase Price (as such term is defined in the Pooling and Servicing Agreement) in accordance with Section 2.03 of the Pooling and Servicing Agreement. Any repurchase required by this Section 7(a) shall be made in a manner consistent with Section 2.03 of the Pooling and Servicing Agreement.

                  (b) It is understood and agreed that the obligations of the Seller set forth in this Section 7 to cure or repurchase a defective Mortgage Loan constitute the sole remedies of the Purchaser against the Seller respecting a missing document or a breach of the representations and warranties contained in Section 6.

                  SECTION 8. CLOSING; PAYMENT FOR THE MORTGAGE LOANS. The closing of the purchase and sale of the Mortgage Loans shall be held at the New York City office of Thacher Proffitt & Wood LLP at 10:00 a.m. New York City time on the Closing Date.

                  The closing shall be subject to each of the following conditions:

                  (a) All of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the date as of which they are made and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

                  (b) The Purchaser shall have received, or the attorneys of the Purchaser shall have received in escrow (to be released from escrow at the time of closing), all Closing Documents as specified in Section 9 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;

                  (d) The Seller shall have delivered or caused to be delivered and released to the Purchaser or to its designee, all documents (including without limitation, the Mortgage Loans) required to be so delivered by the Purchaser pursuant to Section 2.01 of the Pooling and Servicing Agreement; and

                  (e) All other terms and conditions of this Agreement and the Pooling and Servicing Agreement shall have been complied with.

                  Subject to the foregoing conditions, the Purchaser shall deliver or cause to be delivered to the Seller on the Closing Date, against delivery and release by the Seller to the Trustee of all documents required pursuant to the Pooling and Servicing Agreement, the consideration for the Mortgage Loans as specified in Section 3 of this Agreement, by delivery to the Seller of the Mortgage Loan Purchase Price in immediately available funds and the NC Capital Certificates.

                  SECTION 9. CLOSING DOCUMENTS. Without limiting the generality of Section 8 hereof, the closing shall be subject to delivery of each of the following documents:

                  (a) An Officers' Certificate of the Seller, dated the Closing Date, in form satisfactory to and upon which the Purchaser, Bear, Stearns & Co. Inc. "Representative") and the Certificate Insurer may rely, and attached thereto copies of the certificate of incorporation, by-laws and certificate of good standing of the Seller under the laws of California;

                  (b) An Opinion of Counsel of the Seller, dated the Closing Date, in form satisfactory to and addressed to the Purchaser, the Certificate Insurer and the Representative;

                  (c) Such opinions of counsel as the Rating Agencies, the Certificate Insurer or the Trustee may request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the Seller's execution and delivery of, or performance under, this Agreement;

                  (d) An Officers' Certificate of each Servicer, dated the Closing Date, in form satisfactory to and upon which the Purchaser, the Certificate Insurer and the

                           Representative may rely, and attached thereto copies of the certificate of incorporation, by-laws and certificate of good standing of each Servicer;

                  (e) An Officers' Certificate of each Servicer, dated the Closing Date, in form satisfactory to and upon which the Purchaser, the Certificate Insurer and the Representative may rely, stating that on the Closing Date the representations and warranties of the Servicer contained in the Pooling and Servicing Agreement will be true and correct and no event has occurred with respect to either Servicer that would constitute an Event of Default thereunder;

                  (f) An Opinion of Counsel of each Servicer, dated the Closing Date, in form satisfactory to and addressed to the Purchaser, the Certificate Insurer and the Representative;

                  (g) (i) A letter from KPMG L.L.P., certified public accountants, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Prospectus Supplement relating to the Offered Certificates contained under the captions "Summary--The Mortgage Loans," "Risk Factors," (to the extent of information concerning the Mortgage Loans contained therein) and "The Mortgage Pool" agrees with the records of the Seller and the information contained under the caption "The Originator" agrees with the records of the Originator; and

                  (h) Such further information, certificates, opinions and documents as the Purchaser or the Representative may reasonably request.

                  SECTION 10. COSTS. The Seller shall pay (or shall reimburse the Purchaser or any other Person to the extent that the Purchaser or such other Person shall pay) all costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including without limitation, recording fees, fees for title policy endorsements and continuations and the fees for recording Assignments, the fees and expenses of the Seller's accountants and attorneys, the costs and expenses incurred in connection with producing the Servicers' or any Subservicer's loan loss, foreclosure and delinquency experience, and the costs and expenses incurred in connection with obtaining the documents referred to in Sections 9, the costs and expenses of printing (or otherwise reproducing) and delivering this Agreement, the Pooling and Servicing Agreement, the Certificates, the prospectus and Prospectus Supplement, and any private placement memorandum relating to the Certificates and other related documents, the initial fees, costs and expenses of the Trustee, the fees and expenses of the Purchaser's counsel in connection with the preparation of all documents relating to the securitization of the Mortgage Loans, the filing fee charged by the Securities and Exchange Commission for registration of the Certificates and the fees charged by any rating agency to rate the Certificates. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

                  SECTION 11. [RESERVED].

                  SECTION 12. INDEMNIFICATION. The Seller shall indemnify and hold harmless each of (i) the Purchaser, (ii) the Underwriter, (iii) the Person, if any, to which the Purchaser assigns its rights in and to a Mortgage Loan and each of their respective successors and assigns and (iv) each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act") ((i) through (iv) collectively, the "Indemnified Party") against any and all losses, claims, expenses, damages or liabilities to which the Indemnified Party may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any private placement memorandum relating to the offering by the Purchaser or an affiliate thereof, of the Class CE Certificates or the Class P Certificates, or the omission or the alleged omission to state therein the material fact necessary in order to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with (i) information furnished in writing to the Purchaser or any of its affiliates by the Seller or any of its affiliates specifically for use therein, which shall include, with respect to the Prospectus Supplement, the information set forth under the captions "Summary--The Mortgage Loans," "Risk Factors" (to the extent of information concerning the Mortgage Loans contained therein), "The Mortgage Pool" and, with respect to any private placement memorandum, any information of a comparable nature, or (ii) the data files containing information with respect to the Mortgage Loans as transmitted by modem to the Purchaser by the Seller or any of its affiliates (as such transmitted information may have been amended in writing by the Seller or any of its affiliates with the written consent of the Purchaser subsequent to such transmission), (b) any representation, warranty or covenant made by the Seller or any affiliate of the Seller herein or in the Pooling and Servicing Agreement, on which the Purchaser has relied, being, or alleged to be, untrue or incorrect or (c) any updated collateral information provided by any Underwriter to a purchaser of the Certificates derived from the data contained in clause (ii) and the Remittance Report or a current collateral tape obtained from the Seller or an affiliate of the Seller, including the current Stated Principal Balances of the Mortgage Loans; provided, however, that to the extent that any such losses, claims, expenses, damages or liabilities to which the Indemnified Party may become subject arise out of or are based upon both (1) statements, omissions, representations, warranties or covenants of the Seller described in clause (a), (b) or (c) above and (2) any other factual basis, the Seller shall indemnify and hold harmless the Indemnified Party only to the extent that the losses, claims, expenses, damages, or liabilities of the person or persons asserting the claim are determined to rise from or be based upon matters set forth in clause (1) above and do not result from the gross negligence or willful misconduct of such Indemnified Party. This indemnity shall be in addition to any liability that the Seller may otherwise have.

                  SECTION 13. MANDATORY DELIVERY; GRANT OF SECURITY INTEREST. The sale and delivery on the Closing Date of the Mortgage Loans described on the Mortgage Loan Schedule in accordance with the terms and conditions of this Agreement is mandatory. It is specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser in the event of the Seller's failure to deliver the Mortgage Loans on or before the Closing Date. The Seller hereby grants to the Purchaser a lien on and a continuing security interest in the Seller's interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its obligation hereunder, and the Seller agrees that it holds such Mortgage Loans in custody for the Purchaser, subject to the Purchaser's (i) right, prior to the Closing Date, to reject any Mortgage Loan to the extent permitted by this Agreement, and (ii) obligation to deliver or cause to be delivered the consideration for the Mortgage Loans pursuant to Section 8 hereof. Any Mortgage Loans rejected by the Purchaser shall concurrently therewith be released from the security interest created hereby. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

                  Notwithstanding the foregoing, if on the Closing Date, each of the conditions set forth in Section 8 hereof shall have been satisfied and the Purchaser shall not have paid or caused to be paid the Mortgage Loan Purchase Price, or any such condition shall not have been waived or satisfied and the Purchaser determines not to pay or cause to be paid the Mortgage Loan Purchase Price, the Purchaser shall immediately effect the redelivery of the Mortgage Loans, if delivery to the Purchaser has occurred, and the security interest created by this Section 13 shall be deemed to have been released.

                  SECTION 14. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by fax and, receipt of which is confirmed by telephone, if to the Purchaser, addressed to the Purchaser at 18400 Von Karman, Suite 1000, Irvine, California 92612, fax (949) 440-7033, or such other address as may hereafter be furnished to the Seller in writing by the Purchaser and if to the Seller, addressed to the Seller at 18400 Von Karman, Suite 1000, Irvine, California 92612, fax (949) 440-7033, or to such other address as the Seller may designate in writing to the Purchaser.

                  SECTION 15. SEVERABILITY OF PROVISIONS. Any part, provision, representation or warranty of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

                  SECTION 16. AGREEMENT OF PARTIES. The Seller and the Purchaser each agree to execute and deliver such instruments and take such actions as either of the others may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

                  SECTION 17. SURVIVAL. (a) The Seller agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Purchaser, notwithstanding any investigation heretofore or hereafter made by the Purchaser or on its behalf, and that the representations, warranties and agreements made by the

Seller herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement, the Pooling and Servicing Agreement or the Trust Fund.

                  SECTION 18. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (INCLUDING THE CHOICE OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

                  SECTION 19. MISCELLANEOUS. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in
Section 4 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller and (b) (1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (2) the conveyance provided for in Section 4 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Collection Account whether in the form of cash, instruments, securities or other property; (3) the possession by the Purchaser or its agent of Mortgage Notes, the related Mortgages and such other items of property that constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession" by the secured party for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code; and (4) notifications to persons holding such property and acknowledgments, receipts or confirmations from persons holding such property shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to Section 4(d) hereof shall also be deemed to be an assignment of any security interest created hereby. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

         Section 20. RIGHTS OF THE CERTIFICATE INSURER. The Certificate Insurer is an express third-party beneficiary of this Agreement.

         Section 21. RIGHTS OF FANNIE MAE. The Guarantor is an express third-party beneficiary of this Agreement.

                  IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.

                                        NEW CENTURY MORTGAGE SECURITIES, INC.


                                        By:________________________________
                                        Name:
                                        Title:



                                        NC CAPITAL CORPORATION

                                        By:________________________________
                                        Name:
                                        Title:

                                    EXHIBIT E
                                    ---------

                               REQUEST FOR RELEASE
                                  (for Trustee)

LOAN INFORMATION

         Name of Mortgagor:         ______________________________

         Servicer
         Loan No.:                  ______________________________

TRUSTEE

         Name:                      ______________________________

         Address:                   ______________________________

                                    ______________________________

         Trustee Mortgage
         File No.:                  ______________________________


DEPOSITOR

         Name:             NEW CENTURY MORTGAGE SECURITIES, INC.

         Address:                   ______________________________

         Certificates:              Asset-Backed Pass-Through
                                    Certificates, Series 2004-A.


                           The undersigned Servicer hereby acknowledges that it
has received from _______________________, as Trustee for the Holders of Asset-Backed Pass-Through Certificates, Series 2004-A, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement, dated as of July 1, 2004, among the Trustee, the Depositor, the Guarantor with respect to the Group I Class A Certificates and the Servicers (the "Pooling and Servicing Agreement").

(  )     Promissory Note dated _______________, 20__, in the original principal sum of $__________, made by _____________________, payable to, or endorsed to the order of, the Trustee.

(  )     Mortgage recorded on _________________________ as instrument no.
         ____________________ in the County Recorder's Office of the County of
         _______________, State of __________________ in
         book/reel/docket_________________ of official records at page/image
         _____________.

( )      Deed of Trust recorded on ___________________ as instrument no.
         ________________ in the County Recorder's Office of the County of
         _________________, State of ____________________ in book/reel/docket
         _________________ of official records at page/image ______________.

( )      Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
         __________________ as instrument no. _________ in the County Recorder's Office of the County of _______________, State of _______________________ in book/reel/docket ____________ of official records at page/image ____________.

( )      Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

( )      ______________________________________________

( )      ______________________________________________

( )      ______________________________________________

( )      ______________________________________________

                           The undersigned Servicer hereby acknowledges and
agrees as follows:

                           (1) The Servicer shall hold and retain possession of
the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

                           (2) The Servicer shall not cause or permit the
Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

                           (3) The Servicer shall return each and every Document
previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Collection Account and except as expressly provided in the Agreement.

                           (4) The Documents and any proceeds thereof, including
any proceeds of proceeds, coming into the possession or control of the Servicer shall at all times be earmarked for the account of the Trustee, and the Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Servicer's possession, custody or control.

Dated:

                                            [Servicer]

                                            By:  ______________________________
                                            Name:
                                            Title:

                                   EXHIBIT F-1
                                   -----------

                    FORM OF TRANSFEROR REPRESENTATION LETTER

                                                        [Date]

Deutsche Bank National Trust Company
1761 East St. Andrews Place
Santa Ana, CA 92705-4935

                  Re:   New Century Home Equity Loan Trust, Series
                  2004-A, Asset Backed Pass-Through Certificates, Class ___, representing a ___% Class ___ Percentage Interest
                  ------------------------------------------------------

Ladies and Gentlemen:

                  In connection with the transfer by ________________ (the "Transferor") to ________________ (the "Transferee") of the captioned mortgage pass-through certificates (the "Certificates"), the Transferor hereby certifies as follows:

                  Neither the Transferor nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, (e) has taken any other action, that (in the case of each of subclauses (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933, as amended (the "1933 Act"), or would render the disposition of any Certificate a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification pursuant thereto. The Transferor will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Transferor will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of that certain Pooling and Servicing Agreement, dated as of July 1, 2004, among New Century Mortgage Securities, Inc. as depositor, Countrywide Home Loans Servicing LP and GMAC Mortgage Corporation as servicers, Federal National Mortgage Association as guarantor with respect to the Group I Class A Certificates and Deutsche Bank National Trust Company as trustee (the "Pooling and Servicing Agreement"), pursuant to which Pooling and Servicing Agreement the Certificates were issued.



                                      F-1-1

                  Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

                                                   Very truly yours,

                                                   [Transferor]

                                                   By:__________________________
                                                   Name:
                                                   Title:





                                      F-1-2

                    FORM OF TRANSFEREE REPRESENTATION LETTER

                                                     [Date]

Deutsche Bank National Trust Company
1761 East St. Andrews Place
Santa Ana, CA 92705-4935

                  Re: New Century Home Equity Loan Trust, Series 2004-A, Asset Backed Pass-Through Certificates, Class ___, representing a ___% Percentage Interest
                           --------------------------------------------------

Ladies and Gentlemen:

                  In connection with the purchase from ______________________ (the "Transferor") on the date hereof of the captioned trust certificates (the "Certificates"), _______________ (the "Transferee") hereby certifies as follows:

                  1. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933 (the "1933 Act") and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Certificates for its own account or for the account of a qualified institutional buyer, and understands that such Certificate may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                  2. The Transferee has been furnished with all information regarding (a) the Certificates and distributions thereon, (b) the nature, performance and servicing of the Mortgage Loans, (c) the Pooling and Servicing Agreement referred to below, and (d) any credit enhancement mechanism associated with the Certificates, that it has requested.

                  All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement, dated as of July 1, 2004, among New Century Mortgage Securities, Inc. as depositor, Countrywide Home Loans Servicing LP and GMAC Mortgage Corporation as Servicers, Federal National Mortgage Association as Guarantor with respect to the Group I Class A Certificates and Deutsche Bank National Trust Company as trustee (the "Pooling and Servicing Agreement"), pursuant to which the Certificates were issued.



                                      F-1-3

                                                [TRANSFEREE]

                                                By:__________________________
                                                Name:
                                                Title:





                                      F-1-4

                                                          ANNEX 1 TO EXHIBIT F-1
                                                          ----------------------



               QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE
               ---------------------------------------------------
                   144A [For Transferees Other Than Registered
                              Investment Companies]

                  The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and Deutsche Bank National Trust Company as trustee, with respect to the mortgage pass-through certificates (the "Certificates") described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the entity purchasing the Certificates (the "Transferee").

                  2. In connection with purchases by the Transferee, the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Transferee owned and/or invested on a discretionary basis $______________________1 in securities (except for the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

         ___ CORPORATION, ETC. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

         ___ BANK. The Transferee (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         ___ SAVINGS AND LOAN. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least

         ___ BROKER-DEALER. The Transferee is a dealer registered pursuant to
Section 15 of the Securities Exchange Act of 1934.

         ___ INSURANCE COMPANY. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance

-------------------------
         1 Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities. $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.



                                      F-1-5
companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

         ___ STATE OR LOCAL PLAN. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ___ ERISA PLAN. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         ___ INVESTMENT ADVISOR. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

                  3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

                  4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

                  5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.


         ___      ___      Will the Transferee be purchasing the Certificates
         Yes      No       only for the Transferee's own account?

                  6. If the answer to the foregoing question is "no", the Transferee agrees that, in connection with any purchase of securities sold to the Transferee for the account of a third party (including any separate account) in reliance on Rule 144A, the Transferee will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Transferee agrees that the Transferee will not purchase securities for a third party unless the Transferee has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.



                                      F-1-5

                  7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Dated:

                                            ____________________________________
                                            Print Name of Transferee


                                            By:_________________________________
                                            Name:
                                            Title:


                                      F-1-5

                                                          ANNEX 2 TO EXHIBIT F-1
                                                          ----------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

           [For Transferees That Are Registered Investment Companies]

                  The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and Deutsche Bank National Trust Company as trustee, with respect to the mortgage pass- through certificates (the "Certificates") described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the entity purchasing the Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because the Transferee is part of a Family of Investment Companies (as defined below), is such an officer of the investment adviser (the "Adviser").

                  2. In connection with purchases by the Transferee, the Transferee is a "qualified institutional buyer" as defined in Rule 144A because
(i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone, or the Transferee's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used.

         ____ The Transferee owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and
(vii) currency, interest rate and commodity swaps.

                  5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one


                                      F-1-8
or more sales to the Transferee will be in reliance on Rule 144A. In addition, the Transferee will only purchase for the Transferee's own account.

                  6. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Dated:

                                            ____________________________________
                                            Print Name of Transferee or Advisor


                                            By:________________________________
                                            Name:
                                            Title:

                                            IF AN ADVISER:

                                            ____________________________________
                                            Print Name of Transferee



                                      F-1-9

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                    ----------------------------------------

                  The undersigned hereby certifies on behalf of the purchaser named below (the "Purchaser") as follows:

                  1. I am an executive officer of the Purchaser.

                  2. The Purchaser is a "qualified institutional buyer", as defined in Rule 144A, ("Rule 144A") under the Securities Act of 1933, as amended.

                  3. As of the date specified below (which is not earlier than the last day of the Purchaser's most recent fiscal year), the amount of "securities", computed for purposes of Rule 144A, owned and invested on a discretionary basis by the Purchaser was in excess of $100,000,000.

                                                    Name of Purchaser

                                                    ____________________________

                                                    By:_________________________
                                                    Name:
                                                    Title:


Date of this certificate:

Date of information provided in paragraph 3



                                     F-1-10

                                   EXHIBIT F-2
                                   -----------

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF ______________ )
COUNTY _______________)

                  __________________________, being duly sworn, deposes,
represents and warrants as follows:

                  1. I am a ______________________ of
____________________________ (the "Owner") a corporation duly organized and existing under the laws of ______________, the record owner of New Century Home Equity Loan Trust, Series 2004-A, Asset Backed Mortgage Pass-Through Certificates, Series 2004-A, Class R Certificates, (the "Class R Certificates"), on behalf of whom I make this affidavit and agreement. Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement pursuant to which the Class R Certificates were issued.

                  2. The Owner (i) is and will be a "Permitted Transferee" as of ____________, 20__ and (ii) is acquiring the Class R Certificates for its own account or for the account of another Owner which is a permitted transferee from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a possession of the United States. For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income. The Owner will endeavor to remain a Permitted Transferee for so long as it retains its Ownership Interest in a Residual Certificate

                  3. The Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificates to disqualified organizations under the Internal Revenue Code of 1986 that applies to all transfers of the Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that each of the Class R Certificates may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated under the Code and that the transferor of a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to impede the assessment or collection of tax.

                  4. The Owner is aware of the tax imposed on a "pass-through entity" holding the Class R Certificates if, at any time during the taxable year of the pass-through entity, a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)


                                      F-2-1

                  5. The Owner is aware that the Trustee will not register the transfer of any Class R Certificate unless the transferee, or the transferee's agent, delivers to the Trustee, among other things, an affidavit in substantially the same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

                  6. The Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

                  7. The Owner's taxpayer identification number is
_________________.

                  8. The Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clauses (iii)(A) and (iii)(B) of Section 5.02(d) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event that the Owner holds such Certificate in violation of Section 5.02(d)); and that the Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

                  9. The Owner is not acquiring and will not transfer the Class R Certificates in order to impede the assessment or collection of any tax.

                  10. The Owner anticipates that it will, so long as it holds the Class R Certificates, have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, and hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

                  11. The Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds the Class R Certificates.

                  12. The Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

                  13. The Owner is not acquiring the Class R Certificates with the intent to transfer the Class R Certificates to any person or entity that will not have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, or that may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R Certificates remain outstanding.

                  14. The Owner will, in connection with any transfer that it makes of the Class R Certificates, obtain from its transferee the representations required by Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R Certificate were issued and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

                  15. The Owner will, in connection with any transfer that it makes of the Class R Certificates, deliver to the Trustee an affidavit, which represents and warrants that it is not transferring the Class R Certificates to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owed by such transferee as holder


                                      F-2-2
of the Class R Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Class R Certificates remains outstanding; and (iii) is not a "Permitted Transferee".

                  16. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States may be included in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                  17. The Owner of the Class R Certificate, hereby agrees that in the event that the Trust Fund created by the Pooling and Servicing Agreement is terminated pursuant to Section 9.01 thereof, the undersigned shall assign and transfer to the Holders of the Class CE Certificates any amounts in excess of par received in connection with such termination. Accordingly, in the event of such termination, the Trustee is hereby authorized to withhold any such amounts in excess of par and to pay such amounts directly to the Holders of the Class CE Certificates. This agreement shall bind and be enforceable against any successor, transferee or assigned of the undersigned in the Class R Certificate. In connection with any transfer of the Class R Certificate, the Owner shall obtain an agreement substantially similar to this clause from any subsequent owner.



                                      F-2-3

                  IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of __________, 20__.

                                                     [OWNER]

                                                     By:________________________
                                                     Name:
                                                     Title:   [Vice] President

ATTEST:

By:_________________________________
Name:
Title:     [Assistant] Secretary



                  Personally appeared before me the above-named , known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this ____ day of __________, 20___.



                                                    ____________________________
                                                             Notary Public

                                                    County of __________________
                                                    State of ___________________

                                                    My Commission expires:




                                      F-2-4

                          FORM OF TRANSFEROR AFFIDAVIT
                          ----------------------------

STATE OF ______________)

COUNTY OF ____________)

                  __________________________, being duly sworn, deposes,
represents and warrants as follows:

                  1. I am a ____________________ of ____________________________
(the "Owner"), a corporation duly organized and existing under the laws of ______________, on behalf of whom I make this affidavit.

                  2. The Owner is not transferring the Class R Certificates (the "Residual Certificates") to impede the assessment or collection of any tax.

                  3. The Owner has no actual knowledge that the Person that is the proposed transferee (the "Purchaser") of the Residual Certificates: (i) has insufficient assets to pay any taxes owed by such proposed transferee as holder of the Residual Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Residual Certificates remain outstanding and (iii) is not a Permitted Transferee.

                  4. The Owner understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit F-2. The Owner does not know or believe that any representation contained therein is false.

                  5. At the time of transfer, the Owner has conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Owner has determined that the Purchaser has historically paid its debts as they became due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Owner understands that the transfer of a Residual Certificate may not be respected for United States income tax purposes (and the Owner may continue to be liable for United States income taxes associated therewith) unless the Owner has conducted such an investigation.

                  6. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.



                                      F-2-5

                  IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of ___________, 20__.

                                                  [OWNER]

                                                  By:___________________________
                                                  Name:
                                                  Title:   [Vice] President

ATTEST:

By:______________________________
Name:
Title:   [Assistant] Secretary



                  Personally appeared before me the above-named , known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this ____ day of __________, 20___.



                                                  ____________________________
                                                           Notary Public

                                                  County of __________________
                                                  State of ___________________

                                                  My Commission expires:



                                      F-2-5

                                    EXHIBIT G
                                    ---------

            FORM OF CERTIFICATION WITH RESPECT TO ERISA AND THE CODE

                                                  _____________, 20__
New Century Mortgage Securities, Inc.
18400 Von Karman Avenue, Suite 1000
Irvine, California 92612

Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, CA 92705-4935

New Century Mortgage Corporation
18400 Von Karman Avenue, Suite 1000
Irvine, California 92612

                  Re: New Century Home Equity Loan Trust, Series 2004-A, Asset Backed Pass-Through Certificates, Class ___
                  -------------------------------------------

Dear Sirs:
                  _______________________ (the "Transferee") intends to acquire from _____________________ (the "Transferor") $____________ Initial Certificate
Principal Balance of New Century Home Equity Loan Trust, Series 2004-A, Asset Backed Pass-Through Certificates, Class [B] [CE] [P] [R] (the "Certificates"), issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of July 1, 2004 among New Century Mortgage Securities, Inc. as depositor (the "Depositor"), Countrywide Home Loans Servicing LP and GMAC Mortgage Corporation as Servicers (the "Servicers"), Federal National Mortgage Association as guarantor with respect to the Group I Class A Certificates (the "Guarantor") and Deutsche Bank National Trust Company as trustee (the "Trustee"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee and the Servicer the following:

                  The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation at 29 C.F.R.ss.2510.3-101.

                                                  Very truly yours,

                                                  ______________________________

                                                  By:___________________________
                                                  Name:

                                                              Title:

                                    EXHIBIT H

                     FORM OF REPORT PURSUANT TO SECTION 4.06

--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                                     Form 10-K

                                                   Annual Report

                     Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934 (Fee Required)

                     For fiscal year ended ________________

                       Commission file number: 333-_______


                      NEW CENTURY MORTGAGE SECURITIES, INC.
            (as depositor under the Pooling and Servicing Agreement,
             dated as of July 1, 2004, providing for the issuance of
             Asset Backed Pass-Through Certificates, Series 2004-A)


                      New Century Mortgage Securities, Inc.
                      -------------------------------------

             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------




           DELAWARE                                       33-0852169
 ----------------------------------                       ----------------------
(State or Other Jurisdiction                              (I.R.S. Employer
of Incorporation)                                         Identification Number)

18400 Von Karman, Suite 1000
IRVINE, CALIFORNIA                                        92612
-------------------------------------------               -----
(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243
                                                     --------------


--------------------------------------------------------------------------------

Securities registered pursuant to Section 12(b) of the Act:

None

Securities registered pursuant to Section 12(g) of the Act:

None

Indicate whether the Registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                                                     X YES    ___No
Item 1.  Business:

Not applicable

Item 2.  Properties:

Not applicable

Item 3.  Legal Proceedings:

None

Item 4.  Submission of Matters to a Vote of Security-Holders

None

Item 5.  Market for Registrant's Common Equity and Related Stockholder Matters

To the best knowledge of the registrant there is no established public trading market for the certificates.

There are approximately _____ holders of record as of the end of the reporting year.

Item 6.  Selected Financial Data.

Not applicable.

Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

Not applicable

Item 8.  Financial Statements and Supplementary Data.

Not applicable.

Item 9. Changes in and Disagreements With Accountants on Accounting and Financial Disclosure

None

Item 10.

Not applicable

Item 11.  Executive Compensation

Not applicable

Item 12.  Security Ownership of Certain Beneficial Owners and Management

Not applicable

Item 13.  Certain Relationships and Related Transactions

Not applicable

Item 14.  Exhibits, Financial Statement Schedules, and Reports on Form 8-K

         a) The company filed on Form 8-K, separately for each distribution date, the distribution of funds related to the trust for each of the following distribution dates:

                           Distribution Date           Form 8-K Filing Date
                           -----------------           --------------------
                           _________________           ____________________
                           _________________           ____________________
                           _________________           ____________________


         b)       99.1     Annual Report of Independent Public Accountants'
                           as to master servicing activities or servicing activities, as applicable, of:

                           (a) New Century Mortgage Corporation, as Servicer

                  99.2 Annual Statement of Compliance with obligations under the Pooling and Servicing Agreement or servicing agreement, as applicable, of:

                           (a) New Century Mortgage Corporation, as Servicer

Such document (i) is not filed herewith since such document was not received by the Reporting Person at least three business days prior to the due date of this report; and (ii) will be included in an amendment to this report on Form 10-K/A to be filed within 30 days of the Reporting Person's receipt of such document.

                                   Signatures

                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: ___________

                                       New Century Mortgage Securities, Inc., by
                                       Deutsche Bank National Trust Company as
                                       Trustee for New Century Home Equity Loan
                                       Trust, Series 2004-A, Asset Backed
                                       Pass-Through Certificates.


                                       By: _____________________________________
                                       Name:
                                       Title:
                                       Company:

                                    EXHIBIT I

                           FORM OF LOST NOTE AFFIDAVIT

Loan #: ____________
Borrower: _____________

                               LOST NOTE AFFIDAVIT

                  I, as ____________________ of ______________________, a
_______________ corporation am authorized to make this Affidavit on behalf of
_____________________ (the "Seller"). In connection with the administration of the Mortgage Loans held by ____________________, a _________________ corporation as Seller on behalf of New Century Mortgage Securities, Inc. (the "Purchaser"), _____________________ (the "Deponent"), being duly sworn, deposes and says that:

         1. The Seller's address is: _____________________
                                     _____________________
                                     _____________________

         2. The Seller previously delivered to the Purchaser a signed Initial Certification with respect to such Mortgage and/or Assignment of Mortgage.

         3. Such Mortgage Note and/or Assignment of Mortgage was assigned or sold to the Purchaser by ________________________, a
                  ____________ corporation pursuant to the terms and provisions of a Mortgage Loan Purchase Agreement dated as of __________ __, ____.

         4. Such Mortgage Note and/or Assignment of Mortgage is not outstanding pursuant to a request for release of Documents.

         5. Aforesaid Mortgage Note and/or Assignment of Mortgage (the "Original") has been lost.

         6. Deponent has made or caused to be made a diligent search for the Original and has been unable to find or recover same.

         7. The Seller was the Seller of the Original at the time of the loss.

         8. Deponent agrees that, if said Original should ever come into Seller's possession, custody or power, Seller will immediately and without consideration surrender the Original to the Purchaser.

         9. Attached hereto is a true and correct copy of (i) the Note, endorsed in blank by the Mortgagee and (ii) the Mortgage or Deed of Trust (strike one) which secures the Note, which Mortgage or Deed of Trust is recorded in the county where the property is located.

         10. Deponent hereby agrees that the Seller (a) shall indemnify and hold harmless the Purchaser, its successors and assigns, against any loss, liability or damage, including reasonable attorney's fees, resulting from the unavailability of any Notes, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Affidavit, (ii) any claim of any party that has already purchased a mortgage loan evidenced by the Lost Note or any interest in such mortgage loan, (iii) any claim of any borrower with respect to the existence of terms of a mortgage loan evidenced by the Lost Note on the related property to the fact that the mortgage loan is not evidenced by an original note and (iv) the issuance of a new instrument in lieu thereof (items (i) through (iv) above hereinafter referred to as the "Losses") and (b) if required by any Rating Agency in connection with placing such Lost Note into a Pass-Through Transfer, shall obtain a surety from an insurer acceptable to the applicable Rating Agency to cover any Losses with respect to such Lost Note.

         11. This Affidavit is intended to be relied upon by the Purchaser, its successors and assigns. _____________________, a ______________ corporation represents and warrants that is has the authority to perform its obligations under this Affidavit of Lost Note.

Executed this ____ day, of ___________ ______.

                                                  SELLER

                                                  By:______________________
                                                  Name:
                                                  Title:

                  On this _____ day of ________, _____, before me appeared _________________ to me personally known, who being duly sworn did say that he is the _____________________ of ____________________ a ______________
corporation and that said Affidavit of Lost Note was signed and sealed on behalf of such corporation and said acknowledged this instrument to be the free act and deed of said corporation.

                                             Signature:

                                             [Seal]

                                   EXHIBIT J-1

        FORM CERTIFICATION TO BE PROVIDED BY THE DEPOSITOR WITH FORM 10-K

                                  Certification

                  1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of New Century Home Equity Loan Trust 2004-A, Asset Backed Notes, Series 2004-A;

                  2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

                  3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing, or similar, agreement, for inclusion in these reports is included in these reports;

                  4. Based on my knowledge and upon the annual compliance statement included in the report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing, or similar, agreement, and except as disclosed in the reports, the servicer has fulfilled its obligations under the servicing agreement; and

                  5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing, or similar, agreement, that is included in these reports.

                  In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: Deutsche Bank National Trust Company.


                                        NEW CENTURY MORTGAGE SECURITIES, INC.

                                        By:_________________________________
                                        Name:
                                        Title:
                                        Date:



                                      J-1-1

                                   EXHIBIT J-2

                            FORM CERTIFICATION TO BE
                      PROVIDED TO DEPOSITOR BY THE TRUSTEE


                  Re: New Century Home Equity Loan Trust 2004-A Asset-Backed Notes, Series 2004-A

                  I, [identify the certifying individual], a [title] of Deutsche Bank National Trust Company, as Trustee, hereby certify to New Century Mortgage Securities, Inc. (the "Depositor"), and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

                  1. I have reviewed the annual report on Form 10-K for the fiscal year 2004, and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, of the Depositor relating to the above-referenced trust;

                  2. Based on my knowledge, the information in these distribution reports prepared by the Trustee, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

                  3. Based on my knowledge, the distribution information required to be provided by the Trustee under the Pooling and Servicing Agreement is included in these distribution reports.

                  Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated July 1, 2004 (the "Pooling and Servicing Agreement"), among the Depositor, Countrywide Home Loans Servicing LP and GMAC Mortgage Corporation as Servicers, Federal National Mortgage Association as Guarantor with respect to the Group I Class A Certificates and Deutsche Bank National Trust Company, as trustee.

                                                  DEUTSCHE BANK NATIONAL TRUST
                                                  COMPANY, as Trustee


                                                  By:__________________________
                                                  Name:
                                                  Title:
                                                  Date:



                                      J-2-1

                                   EXHIBIT J-3

                            FORM CERTIFICATION TO BE
                     PROVIDED TO DEPOSITOR BY THE SERVICERS

                  Re: New Century Home Equity Loan Trust 2004-A Asset-Backed Notes, Series 2004-A

         I, [identify the certifying individual], a [title] of [Countrywide Home Loans Servicing LP/GMAC Mortgage Corporation], as Servicer, hereby certify to New Century Mortgage Securities, Inc. (the "Depositor"), and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

                  1. I have reviewed the annual report on Form 10-K for the fiscal year 2004, and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, of the Depositor relating to the above-referenced trust;

                  2. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing, or similar, agreement, for inclusion in these reports is included in these reports;

                  4. Based on my knowledge and upon the annual compliance statement included in the report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing, or similar, agreement, and except as disclosed in the reports, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

                  5. The reports disclose all significant deficiencies relating to the annual compliance statement with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing, or similar, agreement, that is included in these reports.

         Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated July 1, 2004 (the "Pooling and Servicing Agreement"), among the Depositor, Countrywide Home Loans Servicing LP and GMAC Mortgage Corporation as Servicers, Federal National Mortgage Association as Guarantor with respect to the Group I Class A Certificates and Deutsche Bank National Trust Company, as trustee.

Date: __________________

                                                  ______________________
                                                  [Signature]
                                                  [Title]

                                    EXHIBIT K
                                    ---------

                                   [RESERVED]

                                    EXHIBIT L
                                    ---------

                    FORM OF ANNUAL STATEMENT AS TO COMPLIANCE

                New Century Home Equity Loan Trust, Series 2004-A
                     Asset Backed Pass-Through Certificates

                  I, _____________________, hereby certify that I am a duly appointed __________________________ of [Countrywide Home Loans Servicing LP/GMAC Mortgage Corporation] (the "Servicer"), and further certify as follows:

                  1. This certification is being made pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2004, (the "Agreement"), among New Century Mortgage Securities, Inc., as depositor, Countrywide Home Loans Servicing LP and GMAC Mortgage Corporation, as servicers, Federal National Mortgage Association as guarantor with respect to the Group I Class A Certificates and Deutsche Bank National Trust Company, as trustee.

                  2. I have reviewed the activities of the Servicer during the preceding year and the Servicer's performance under the Agreement and to the best of my knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement throughout the year.

                  Capitalized terms not otherwise defined herein have the meanings set forth in the Agreement.


Dated: _____________




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                  IN WITNESS WHEREOF, the undersigned has executed this
Certificate as of ____________________.


                                                  By: __________________________
                                                  Name:
                                                  Title:


                  I, _________________________, a (an) __________________ of the
Servicer, hereby certify that _________________ is a duly elected, qualified, and acting _______________________ of the Servicer and that the signature appearing above is his/her genuine signature.


                  IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ____________________.


                                                  By: __________________________
                                                  Name:
                                                  Title:






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                                   Schedule 1

                             MORTGAGE LOAN SCHEDULE

                                [FILED BY PAPER]















                                  Schedule 1-1

                                   Schedule 2

                         SCHEDULE OF PREPAYMENT CHARGES

                            [AVAILABLE UPON REQUEST]


















                                  Schedule 2-1